| **PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA TRIPARTITA PREDISPOSTO DAI CONSIGLI DI AMMINISTRAZIONE DI:** | **PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA TRIPARTITA ELABORADO POR LOS CONSEJOS DE ADMINISTRACIÓN DE:** | **TRIPARTITE COMMON CROSS-BORDER MERGER PLAN DRAWN UP BY THE BOARDS OF DIRECTORS OF:** |
|---|---|---|
| **(1)** | **(1)** | **(1)** |
| **Mediaset Investment N.V.**, una società per azioni (*naamloze vennootschap*) costituita ai sensi del diritto olandese, con sede legale in Amsterdam (Olanda) e indirizzo dell'ufficio principale in Viale Europa 46, 20093 Cologno Monzese (Italia), numero di iscrizione presso il Registro delle Imprese olandese (*Kamer van Koophandel*) 70347379, (**DutchCo** o la **Società Incoporante**); società che assumerà, a seguito dell'efficacia della Fusione (come definita nella Premessa (A)) la denominazione di "MFE – MEDIAFOREUROPE N.V." (**MFE – MEDIAFOREUROPE** o **MFE**); | **Mediaset Investment, N.V.**, una sociedad anónima (*naamloze vennootschap*) constituida con arreglo a Derecho neerlandés, con domicilio social en Ámsterdam (los Países Bajos) y sede principal en Viale Europa 46, 20093 Cologno Monzese (Italia), inscrita en el Registro Mercantil neerlandés (*Kamer von Koophandel*) con el número 70347379 (**DutchCo** o la **Sociedad Absorbente**); sociedad que cuando la Fusión (según se define en el Expositivo (A)) sea efectiva pasará a denominarse "MFE - MEDIAFOREUROPE N.V." (**MFE - MEDIAFOREUROPE** or **MFE**). | **Mediaset Investment N.V.**, a public company (*naamloze vennootschap*) incorporated under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands) and its principal office at Viale Europa 46, 20093 Cologno Monzese (Italy), registered with the Dutch Commercial Register (*Kamer van Koophandel*) under number 70347379 (**DutchCo** or the **Absorbing Company**); company which will, upon effectiveness of the Merger (as defined in Recital (A)), be renamed "MFE – MEDIAFOREUROPE N.V." (**MFE – MEDIAFOREUROPE** or **MFE**); |
| **(2)** | **(2)** | **(2)** |
| **Mediaset S.p.A.**, una società per azioni costituita ai sensi del diritto italiano, con sede legale in via Paleocapa 3, 20121 Milano (Italia), numero di iscrizione presso il Registro delle Imprese di Milano 09032310154 (**Mediaset**); e | **Mediaset S.p.A.**, una sociedad anónima (*società per azioni*) constituida con arreglo a Derecho italiano, con domicilio social en Via Paleocapa 3, 20121 Milán (Italia), e inscrita en el Registro Mercantil de Milán (*Registro delle Imprese di Milano*) bajo el número 09032310154 (**Mediaset**); y | **Mediaset S.p.A.**, a public joint stock company (*società per azioni*) incorporated under the laws of the Republic of Italy, having its official seat at via Paleocapa 3, 20121 Milan (Italy), registered with the Companies' Register of Milan (*Registro delle Imprese di Milano*) under number 09032310154 (**Mediaset**); and |
| **(3)** | **(3)** | **(3)** |
| **Mediaset España Comunicación, S.A.**, una società per azioni (*sociedad anónima*) costituita ai sensi del diritto spagnolo, con sede legale in Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spagna), numero di iscrizione presso il Registro delle Imprese di Madrid (*Registro Mercantil de Madrid*) al volume 33.442, foglio 122, sezione 8, pagina M-93.306, e codice fiscale spagnolo A-79.075.438 (**Mediaset España**). | **Mediaset España Comunicación, S.A.**, una sociedad anónima constituida con arreglo a Derecho español, con domicilio social en Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (España), inscrita en el Registro Mercantil de Madrid al tomo 33.442, folio 122, sección 8, hoja M-93.306, y provista del número de identificación fiscal español A-79.075.438 (**Mediaset España**). | **Mediaset España Comunicación, S.A.**, a public joint stock company (*sociedad anónima*) incorporated under the laws of Spain, having its official seat at Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spain), registered with the Commercial Register of Madrid (*Registro Mercantil de Madrid*) in volume 33.442, sheet 122, section 8, page M-93.306, and with Spanish tax identification number A-79.075.438 (**Mediaset España**). |
| Mediaset e Mediaset España sono di seguito congiuntamente definite le **Società Incorporate**, e ciascuna di esse, individualmente, una **Società Incorporata**. DutchCo, Mediaset e Mediaset España sono di seguito congiuntamente definite le **Società** o le **Società Partecipanti alla Fusione**, e ciascuna di esse, individualmente, una **Società** o una **Società Partecipante alla Fusione**. | En lo sucesivo, Mediaset y Mediaset España se denominarán conjuntamente las **Sociedades Absorbidas**, y cada una de ellas, por separado, una **Sociedad Absorbida**. DutchCo, Mediaset y Mediaset España se denominarán conjuntamente las **Sociedades** o las **Sociedades Participantes en la Fusión**, y cada una de ellas, por separado, una **Sociedad** o una **Sociedad Participante en la Fusión**. | Mediaset and Mediaset España are hereinafter jointly referred to as the **Absorbed Companies**, and each of them, separately, as an **Absorbed Company**. DutchCo, Mediaset and Mediaset España are hereinafter jointly referred to as the **Companies** or the **Merging Companies**, and each of them, separately, as a **Company** or a **Merging Company**. |

1

Recitals: (A) The present tripartite common cross-border merger plan (the Common Cross-Border Merger Plan) has been prepared by the boards of directors of the Companies (the Boards of Directors) in order to execute a tripartite cross-border merger by absorption of Mediaset and Mediaset España with and into DutchCo within the meaning of the provisions of European Directive (EU) 2017/1132 of the European Parliament and of the Council of 14 June 2017 relating to certain aspects of company law (the Directive), which regulations on cross-border mergers of limited liability companies are in force (i) for Dutch law purposes under Title 2.7 of the Dutch Civil Code (the DCC), (ii) for Italian law purposes under Italian Legislative Decree No. 108 of 30 May 2008 (the Legislative Decree 108), and (iii) for Spanish law purposes under Chapter II of Title II of Law 3/2009 of 3 April on structural modifications to business companies (the LME). By virtue of the tripartite cross-border merger described herein, Mediaset and Mediaset España will be merged with and into DutchCo and will cease to exist as standalone entities, and DutchCo will acquire all assets and assume all liabilities and other legal relationships of Mediaset and Mediaset España (the Merger). The Merging Companies belong to the Mediaset group. In particular, (i) DutchCo is a wholly-owned direct subsidiary of Mediaset and (ii) Mediaset España is a direct subsidiary of Mediaset, which currently owns shares representing approximately 51.63% of Mediaset España’s share capital (and 53.98% of the voting rights, taking into account the treasury shares currently held by Mediaset España). 2 Premesso che: (A) Il presente progetto comune di fusione transfrontaliera tripartita (il Progetto Comune di Fusione Transfrontaliera) è stato predisposto dai consigli di amministrazione delle Società (i Consigli di Amministrazione) al fine di dare esecuzione ad una fusione transfrontaliera tripartita per incorporazione di Mediaset e Mediaset España in DutchCo ai sensi delle previsioni della Direttiva Europea (UE) 2017/1132 del Parlamento Europeo e del Consiglio del 14 giugno 2017, relativa ad alcuni aspetti di diritto societario (la Direttiva), le cui disposizioni in materia di fusioni transfrontaliere di società di capitali trovano applicazione (i) in Olanda secondo quanto previsto dal Titolo 2.7 del codice civile olandese (il Codice Civile Olandese), (ii) in Italia secondo quanto previsto dal Decreto Legislativo n. 108 del 30 maggio 2008 (il Decreto Legislativo 108), e (iii) in Spagna secondo quanto previsto dal Capitolo II del titolo II della Legge 3/2009 del 3 aprile sulle modifiche strutturali delle società commerciali (la LME). In esecuzione della fusione transfrontaliera tripartita qui descritta, Mediaset e Mediaset España saranno incorporate in DutchCo e cesseranno di esistere come persone giuridiche e DutchCo acquisirà tutte le attività ed assumerà tutte le passività nonché gli altri rapporti giuridici di Mediaset e Mediaset España (la Fusione). Le Società Partecipanti alla Fusione appartengono al gruppo Mediaset. In particolare, (i) DutchCo è una società il cui capitale è interamente e direttamente detenuto da Mediaset e (ii) Mediaset España è una società direttamente controllata da Mediaset, che detiene attualmente una quota pari al 51,63% del capitale sociale di Mediaset España (e una quota pari al 53,98% dei diritti di voto, tenuto conto delle azioni proprie attualmente detenute da Mediaset España). Expositivos: (A) El presente proyecto común de fusión transfronteriza tripartita (el Proyecto Común de Fusión Transfronteriza) ha sido elaborado por los consejos de administración de las Sociedades (los Consejos de Administración) con el fin de llevar a cabo una fusión transfronteriza tripartita por absorción de Mediaset y Mediaset España por parte de DutchCo, en el sentido previsto en la Directiva (UE) 2017/1132 del Parlamento Europeo y del Consejo, de 14 de junio de 2017, sobre determinados aspectos del Derecho de sociedades (la Directiva), cuyas disposiciones en materia de fusiones transfronterizas de sociedades de capital resultan de aplicación (i) a efectos de Derecho neerlandés en virtud del título 2.7 del código civil neerlandés (el DCC), (ii) a efectos de Derecho italiano en virtud del Decreto Legislativo nº. 108 de 30 de mayo de 2008 (el Decreto Legislativo 108), y (iii) a efectos de Derecho español en virtud del capítulo II del título II de la Ley 3/2009, de 3 de abril, sobre modificaciones estructurales de las sociedades mercantiles (la LME). En virtud de la fusión transfronteriza tripartita aquí descrita, Mediaset y Mediaset España serán absorbidas por DutchCo y dejarán de existir como sociedades independientes, y DutchCo adquirirá todos los activos y asumirá todos los pasivos y demás relaciones jurídicas de Mediaset y Mediaset España (la Fusión). Las Sociedades Participantes en la Fusión pertenecen al grupo Mediaset. En particular, (i) DutchCo es una filial directa e íntegramente participada por Mediaset, y (ii) Mediaset España es una filial directa de Mediaset, siendo esta última actualmente titular de acciones representativas de aproximadamente el 51,63% del capital social de Mediaset España (y el 53,98% de los derechos de voto teniendo en cuenta las acciones de Mediaset España actualmente en autocartera).

(B) The Merger is part of a single and broader transaction (the Transaction) which also envisages the following reorganizations, aimed at maintaining all the operations and business activities of Mediaset and Mediaset España, respectively, in Italy and Spain, to be completed prior to the effectiveness of the Merger: (i) the incorporation of an Italian wholly-owned direct subsidiary of Mediaset (NewCo Italia); (ii) the transfer by Mediaset to NewCo Italia, by means of a contribution in-kind regulated by the Italian civil code, of substantially all of its businessandcertainshareholdings(the Mediaset Reorganization); and (iii) the segregation (segregación) by Mediaset España, in accordance with Title III of the LME, of all its assets and liabilities, including its shareholdings in other companies, to Grupo Audiovisual Mediaset España Comunicación, S.A. (GA Mediaset) – a Spanish wholly-owned direct subsidiary of Mediaset España – in exchange for the allotment to Mediaset España of all the new shares in GA Mediaset that will be issued on the occasion of its share capital increase triggered by the segregation (the Mediaset España Segregation and, together with the Mediaset Reorganization, the Preliminary Reorganizations). The Mediaset España Segregation is described in greater detail in the Mediaset España segregationplan (the Mediaset España Segregation Plan) which will be made available on the corporate website of Mediaset España (www.telecinco.es). 3 (B)La Fusione si inserisce nel contesto di un’unica e più ampia operazione (l’Operazione) che prevede altresì le seguenti riorganizzazioni, finalizzate a mantenere tutte le attività operative e di business di Mediaset e di Mediaset España, rispettivamente, in Italia e in Spagna, da completare prima che la Fusione diventi efficace: (i) la costituzione di una società italiana interamente e direttamente controllata da Mediaset (NewCo Italia); (ii) il trasferimento da parte di Mediaset a NewCo Italia, tramite conferimento in natura in conformità alle disposizioni del codice civile italiano, di sostanzialmente tutto il proprio business e alcune delle proprie partecipazioni (la Riorganizzazione Mediaset); e (iii) la separazione (segregación) da parte di Mediaset España, in conformità al titolo III della LME, di tutte le proprie attività e passività, incluse le partecipazioni in altre società, le quali verranno fatte confluire in Grupo Audiovisual Mediaset España Comunicación, S.A. (GA Mediaset) – una società spagnola interamente e direttamente controllata da Mediaset España – in cambio dell’assegnazione a Mediaset España di tutte le azioni di nuova emissione di GA Mediaset, da emettere nel contesto dell’aumento di capitale che sarà deliberato a servizio dell’operazione di separazione (la Segregazione Mediaset España e, congiuntamente alla Riorganizzazione Mediaset, le Riorganizzazioni Preliminari). La Segregazione Mediaset España è descritta in modo più dettagliato nel progetto di segregazione di Mediaset España (il Progetto di Segregazione Mediaset España), che sarà messo a disposizione sul sito internet di Mediaset España (www.telecinco.es). (B)La Fusión forma parte de una única operación más amplia (la Operación) que también prevé las siguientes reorganizaciones, dirigidas a mantener todas las operaciones y actividades de negocio de Mediaset y Mediaset España en Italia y España, respectivamente, y que deberán consumarse con anterioridad a la efectividad de la Fusión: (i) la constitución de una filial italiana directa e íntegramente participada por Mediaset (NewCo Italia); (ii) la transmisión por parte de Mediaset a NewCo Italia, mediante una aportación en especie regulada por el código civil italiano, de sustancialmente todo su negocio y de determinadas participaciones en otras entidades (la Reorganización de Mediaset); y (iii) la segregación por parte de Mediaset España de conformidad con el título III de la LME, del conjunto de su patrimonio, activo y pasivo, incluyendo sus participaciones en otras entidades, a Grupo Audiovisual Mediaset España Comunicación, S.A. (GA Mediaset) — una filial española directa e íntegramente participada por Mediaset España—, recibiendo a cambio Mediaset España la totalidad de las nuevas acciones de GA Mediaset que se emitirán con ocasión de su aumento de capital social derivado de la segregación (la Segregación de Mediaset España y, conjuntamente con la Reorganización de Mediaset, las Reorganizaciones Preliminares). La Segregación de Mediaset España está descrita con mayor detalle en el proyecto de segregación de Mediaset España (el Proyecto de Segregación de Mediaset España) que se pondrá a disposición en la página web corporativa de Mediaset España (www.telecinco.es).

Therefore, before completion of the Merger, Mediaset and Mediaset España will not have any business activities of their own (save for certain financial activities that will remain in Mediaset and will be transferred to MFE upon effectiveness of the Merger). The Preliminary Reorganizations – the completion of which is a condition precedent to the Merger, as described at Section 17 – will not have any impact on the Exchange Ratios indicated in Section 3. In addition, simultaneously to the Merger, all of Mediaset España’s assets and liabilities transferred to DutchCo by virtue of the Merger – namely the GA Mediaset shares – will be allocated to a branch of DutchCo located in Spain and registered with the Commercial Register of Madrid (the Spanish Branch). The Spanish Branch is required in order to apply to the Merger the tax neutrality regime foreseen under Spanish law. (C) Subject to the completion of the pre-merger formalities and the satisfaction (or the waiver, as the case may be) of the conditions precedent, as described in Section 17, the Merger shall be implemented in accordance with Section 2:318 of the DCC and, as such, will become effective at 00:00 am CET (Central European Time) on the day following the day on which the deed of merger (the Merger Deed) is executed before a civil law notary officiating in the Netherlands (the Merger Effective Date). The Dutch Commercial Register will subsequently inform the Companies' Register of Milan and the Commercial Register of Madrid about the Merger Effective Date. (D) Upon completion of the Merger, on the basis of the Exchange Ratios (as defined in Section 3.1): 4 Di conseguenza, prima che la Fusione sia perfezionata, né a Mediaset né a Mediaset España farà capo alcuna attività aziendale in proprio (eccezion fatta per alcune attività finanziarie che rimarranno proprie di Mediaset e che saranno trasferite a MFE per effetto della Fusione). Le Riorganizzazioni Preliminari – il cui perfezionamento costituisce una condizione sospensiva della Fusione, come descritto nel Paragrafo 17 – non avranno alcun impatto sui Rapporti di Cambio indicati nel Paragrafo 3. Inoltre, contemporaneamente alla Fusione, tutte le attività e le passività di Mediaset España che saranno state trasferite a DutchCo per effetto della Fusione – e cioè, le azioni di GA Mediaset – saranno assegnate ad una unità locale di DutchCo, con sede in Spagna e iscritta nel Registro delle Imprese di Madrid (la Succursale Spagnola). La Succursale Spagnola è richiesta dalle norme di diritto spagnolo ai fini dell’applicazione alla Fusione del regime di neutralità fiscale. (C) Subordinatamente al completamento delle formalità preliminari alla Fusione e all’avveramento (o alla rinuncia, a seconda dei casi) delle condizioni sospensive, come descritte nel Paragrafo 17, la Fusione sarà eseguita in conformità con quanto previsto dalla Sezione 2:318 del Codice Civile Olandese e, pertanto, diverrà efficace alle ore 00:00 CET (Central European Time) del giorno successivo a quello di stipulazione dell’atto notarile di fusione (l’Atto di Fusione) dinanzi ad un notaio operante in Olanda (la Data di Efficacia della Fusione). Successivamente, il Registro delle Imprese olandese informerà il Registro delle Imprese di Milano e il Registro delle Imprese di Madrid in relazione alla Data di Efficacia della Fusione. (D)Per effetto della Fusione, sulla base dei Rapporti di Cambio (come definiti nel Paragrafo 3.1): Por consiguiente, antes de la consumación de la Fusión, Mediaset y Mediaset España no tendrán actividades empresariales propias (salvo por determinadas actividades financieras que permanecerán en Mediaset y que serán transmitidas a MFE cuando la Fusión sea efectiva). Las Reorganizaciones Preliminares —cuya consumación es una condición suspensiva de la Fusión, tal y como se describe en la Sección 17— no tendrán impacto alguno en las Ecuaciones de Canje indicadas en la Sección 3. Además, con carácter simultáneo a la Fusión, todos los activos y pasivos de Mediaset España transmitidos a DutchCo en virtud de aquella —es decir, las acciones de GA Mediaset— quedarán afectos a una sucursal de DutchCo situada en España e inscrita en el Registro Mercantil de Madrid (la Sucursal en España). La Sucursal en España es necesaria para aplicar a la Fusión el régimen de neutralidad fiscal previsto bajo Derecho español. (C) Con sujeción al cumplimiento de las formalidades previas a la Fusión, y a la satisfacción (o renuncia, en su caso) de las condiciones suspensivas descritas en la Sección 17, la Fusión se llevará a cabo de conformidad con la sección 2:318 del DCC y, como tal, se hará efectiva a las 00:00 a.m. CET (Central European Time) del día siguiente a aquel en el que se otorgue la escritura de fusión (la Escritura de Fusión) ante un notario público ejerciente en los Países Bajos (la Fecha de Efectividad de la Fusión). El Registro Mercantil neerlandés informará posteriormente al Registro Mercantil de Milán y al Registro Mercantil de Madrid de la Fecha de Efectividad de la Fusión. (D) Al consumarse la Fusión, y sobre la base de las Ecuaciones de Canje (según se definen en la Sección 3.1):

(i) each Mediaset shareholder, including the depositary bank under the Mediaset American Depositary Receipts (ADRs) program, will receive such number of ordinary shares of DutchCo (DutchCo Ordinary Shares) as results from the Exchange Ratio I (as defined in Section 3.1); (ii) each holder of ADRs representing Mediaset shares will receive such number of ADRs representing DutchCo Ordinary Shares as results from the Exchange Ratio I; and (iii) each Mediaset España shareholder (other than Mediaset, as the shares held in Mediaset España will be cancelled by operation of law pursuant to Section 2:325(4) of the DCC) will receive such number of DutchCo Ordinary Shares as results from the Exchange Ratio II (as defined in Section 3.1). No fractional DutchCo Ordinary Shares shall be allotted to any holder of shares of the Absorbed Companies. For further detail on the management of share fractions deriving from the application of Exchange Ratio II (as defined in Section 3.1), please refer to Section 3.1. Without prejudice to the withdrawal rights described in Section 15 – and aside from the DutchCo Ordinary Shares to be delivered in exchange for the Mediaset and Mediaset España shares – no additional consideration, either in cash or otherwise, will be paid by DutchCo, Mediaset or Mediaset España to the Mediaset and Mediaset España shareholders in connection with the Merger. 5 (i) ciascun azionista di Mediaset, inclusa la banca depositaria in conformità al programma di American Depositary Receipts (ADRs) di Mediaset, riceverà tante Azioni Ordinarie DutchCo (le Azioni Ordinarie DutchCo) quante risulteranno dall’applicazione del Rapporto di Cambio I (come definito nel Paragrafo 3.1); (ii) ciascun titolare di ADRs rappresentativi di azioni Mediaset riceverà tanti ADRs rappresentativi di Azioni Ordinarie DutchCo quanti risulteranno dall’applicazione del Rapporto di Cambio I; e (iii) ciascun azionista di Mediaset España (tranne Mediaset, in quanto le azioni da questa detenute in Mediaset España saranno annullate di diritto ai sensi della Sezione 2:325(4) del Codice Civile Olandese) riceverà tante Azioni Ordinarie DutchCo quante risulteranno dall’applicazione del Rapporto di Cambio II (come definito nel Paragrafo 3.1). Non verranno attribuite ad alcun azionista delle Società Incorporate frazioni di Azioni Ordinarie DutchCo. Per maggiori dettagli in relazione alla gestione delle frazioni di azioni derivanti dall’applicazione del Rapporto di Cambio II (come definito nel Paragrafo 3.1), si rinvia al Paragrafo 3.1. Fermi restando i diritti di recesso descritti nel Paragrafo 15 – e al di là delle Azioni Ordinarie DutchCo da assegnare in cambio delle azioni Mediaset e delle azioni Mediaset España – non sono previsti conguagli, né in denaro né di altro tipo, da corrispondersi ad opera di DutchCo, Mediaset o Mediaset España in favore degli azionisti di Mediaset e di Mediaset España in relazione alla Fusione. (i) cada accionista de Mediaset, incluido el banco depositario conforme al programa de American Depositary Receipts (ADRs) de Mediaset, recibirá tantas acciones ordinarias de DutchCo (DutchCo Ordinary Shares) como resulte de la Ecuación de Canje I (según se define en la Sección 3.1); (ii) cada titular de ADRs representativos de acciones de Mediaset recibirá un número tal de ADRs representativos de Acciones Ordinarias de DutchCo como resulte de la Ecuación de Canje I; y (iii) cada accionista de Mediaset España (salvo Mediaset, toda vez que sus acciones de Mediaset España se extinguirán por ministerio de la ley de conformidad con la sección 2:325(4) del DCC) recibirá tantas Acciones Ordinarias de DutchCo como resulte de la Ecuación de Canje II (según se define en la Sección 3.1). A ningún accionista de las Sociedades Absorbidas se le asignarán picos de Acciones Ordinarias de DutchCo. Para un mayor detalle sobre la gestión de los picos de acciones derivados de la aplicación de la Ecuación de Canje II (tal y como se define en la Sección 3.1), véase la Sección 3.1. Sin perjuicio de los derechos de separación descritos en la Sección 15 —y aparte de las Acciones Ordinarias de DutchCo que se entreguen en canje de las acciones de Mediaset y Mediaset España—, DutchCo, Mediaset y Mediaset España no abonarán ninguna contraprestación adicional, ni en efectivo ni de otro modo, a los accionistas de Mediaset y Mediaset España en relación con la Fusión.

(E) As further explained in the reports prepared by the Boards of Directors with respect to the Merger, from a strategic, operational and industrial perspective, the transaction is aimed at creating a pan-European media and entertainment group, with a leading position in its local markets and greater scale to compete and potential to expand further in specific countries across Europe. Combined sustainable capital structure and strong cash flow generation profile provide MFE with the required firepower to play a pivotal role in the context of a possible future consolidation scenario in the European video media industry. The creation of a new holding company in the Netherlands represents the perfect and neutral ground for such an ambitious project (as proven by other companies that have adopted the same structure) and constitutes an important step in the development of a fully integrated media powerhouse, which would become a leader in linear and non-linear entertainment, leveraging tech and data to compete on an equal footing in the evolving media space. In the context of the current constantly developing competitive landscape, internationalization, economies of scale and ability to offer tech enabled products and quality content are becoming the key critical factors in the profitable execution of modern media company strategies. 6 (E)Come meglio descritto nelle relazioni illustrative predisposte dai Consigli di Amministrazione in relazione alla Fusione, da un punto di vista strategico, operativo e industriale, l’operazione si pone l’obiettivo di creare un gruppo pan-europeo nel settore dell’entertainment e dei media, con una posizione di leadership nei propri mercati di riferimento e una scala che gli permetta di essere maggiormente competitivo e aumentare potenzialmente il proprio raggio di azione ad altre nazioni in Europa. Una solida struttura patrimoniale coniugata ad una forte generazione di cassa consentirà a MFE di avere capacità finanziarie adeguate a svolgere un ruolo centrale nel contesto di un possibile futuro scenario di consolidamento dell’industria televisiva e media europea. La creazione di una holding in Olanda risponde alla necessità di trovare una sede neutrale e adeguata alla realizzazione di un progetto così ambizioso (come testimoniato da altre società che hanno adottato la medesima struttura societaria). Costituisce un passo importante verso lo sviluppo di una società media pienamente integrata, che possa diventare leader nel mercato dell’intrattenimento, lineare e non lineare, facendo leva su piattaforme tecnologiche di proprietà e su dati di profilazione dei propri spettatori per poter competere ad armi pari all’interno di un mercato dei media in continua evoluzione. In un panorama competitivo e in continuo sviluppo, l’internazionalizzazione del business, la realizzazione di economie di scala e la capacità di sviluppare un’offerta di prodotti di intrattenimento ad elevato contenuto tecnologico e contenuti di qualità diventano tutti elementi cruciali per realizzare una proficua strategia di sviluppo all’altezza di una media company moderna. (E)Como se explica con más detalle en los informes preparados por los Consejos de Administración en relación con la Fusión, desde una perspectiva estratégica, operativa e industrial, la Operación está dirigida a la creación de un grupo de medios y entretenimiento paneuropeo, con una posición de liderazgo en sus mercados domésticos y una dimensión superior para competir, y potencial para expandirse a determinados países de toda Europa. La combinación de una estructura de capital sostenible y un sólido perfil de generación de flujos de caja proporciona a MFE la capacidad necesaria para desempeñar un papel fundamental en el contexto de un posible escenario futuro de consolidación en la industria audiovisual y de medios europea. La creación de una nueva sociedad holding en los Países Bajos representa la sede más idónea y neutral para un proyecto tan ambicioso (como ha quedado demostrado por otras compañías que han adoptado la misma estructura) y constituye un paso importante en el desarrollo de un gigante de los medios plenamente integrado, que se erigiría en líder en entretenimiento lineal y no lineal, aprovechando la tecnología y los datos para competir en pie de igualdad en un entorno de medios en constante evolución. En el contexto del panorama actual, competitivo y en constante desarrollo, la internacionalización, las economías de escala y la capacidad de ofrecer productos adaptados a la tecnología (tech enabled products) y contenido de calidad se están convirtiendo en factores críticos para la ejecución rentable de estrategias de compañías de medios modernas.

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| **(F)** Le azioni Mediaset sono attualmente quotate sul Mercato Telematico Azionario organizzato e gestito da Borsa Italiana S.p.A. (il **Mercato Telematico Azionario**) e le azioni Mediaset España sono attualmente quotate sui mercati azionari spagnoli di Barcellona, Bilbao, Madrid e Valencia, organizzati e gestiti dalle rispettive società di gestione del mercato (*sociedades rectoras de las bolsas de valores*) (i **Mercati Azionari Spagnoli**) e sono negoziate attraverso il sistema di quotazione automatizzato dei Mercati Azionari Spagnoli (*Sistema de Interconexión Bursátil Español* – il **SIBE**), organizzato e gestito da *Sociedad de Bolsas, S.A.U.* | **(F)** Las acciones de Mediaset están actualmente admitidas a negociación en el *Mercato Telematico Azionario*, organizado y gestionado por Borsa Italiana S.p.A. (el **Mercato Telematico Azionario**), y las acciones de Mediaset España están actualmente admitidas negociación en las bolsas de valores de Barcelona, Bilbao, Madrid y Valencia, organizadas y gestionadas por las respectivas sociedades rectoras de las bolsas de valores (las **Bolsas Españolas**), y se negocian a través del Sistema de Interconexión Bursátil Español (el **SIBE**) de las Bolsas Españolas, organizado y gestionado por Sociedad de Bolsas, S.A.U. | **(F)** The Mediaset shares are currently listed on the *Mercato Telematico Azionario*, which is organized and managed by Borsa Italiana S.p.A., (the **Mercato Telematico Azionario**) and the Mediaset España shares are currently listed on the Spanish stock exchanges of Barcelona, Bilbao, Madrid and Valencia, which are organized and managed by their respective managing companies of the stock exchanges (*sociedades rectoras de las bolsas de valores*) (the **Spanish Stock Exchanges**) and are traded through the automated quotation system of the Spanish Stock Exchanges (*Sistema de Interconexión Bursátil Español* – the **SIBE**), organized and managed by *Sociedad de Bolsas, S.A.U.* |
| Il perfezionamento della Fusione è subordinato, *inter alia*, all'ammissione a quotazione delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario (per maggiori informazioni sulle condizioni sospensive, si rinvia al Paragrafo 17). Inoltre, DutchCo presenterà domanda di ammissione a quotazione delle Azioni Ordinarie DutchCo sui Mercati Azionari Spagnoli, per la loro negoziazione attraverso il SIBE. | La consumación de la Fusión está sujeta, *inter alia*, a la admisión a negociación de las Acciones Ordinarias de DutchCo en el Mercato Telematico Azionario (para más información sobre las condiciones suspensivas, véase la Sección 17). Asimismo, DutchCo solicitará la admisión a negociación de las Acciones Ordinarias de DutchCo en las Bolsas Españolas para su negociación a través del SIBE. | Completion of the Merger is subject to, *inter alia*, admission to listing of the DutchCo Ordinary Shares on the Mercato Telematico Azionario (for further information on the conditions precedent, see Section 17). Additionally, DutchCo will apply for admission to listing of the DutchCo Ordinary Shares on the Spanish Stock Exchanges for trading through the SIBE. |
| Si prevede che la quotazione e le negoziazioni delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario e sui Mercati Azionari Spagnoli (attraverso il SIBE) abbiano inizio alla Data di Efficacia della Fusione ovvero in una data prossima alla medesima. | Se prevé que las Acciones Ordinarias de DutchCo sean admitidas a negociación y coticen en el Mercato Telematico Azionario y en las Bolsas Españolas (a través del SIBE) en la Fecha de Efectividad de la Fusión o en una fecha próxima a ésta. | Listing and trading of the DutchCo Ordinary Shares on the Mercato Telematico Azionario and the Spanish Stock Exchanges (through the SIBE) is envisaged to occur on or about the Merger Effective Date. |
| Al fine dell'ammissione a quotazione e alle negoziazioni delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario, DutchCo dovrà presentare a Borsa Italiana S.p.A. le relative domande di ammissione a quotazione e alla negoziazione. | A fin de que las Acciones Ordinarias de DutchCo sean admitidas a negociación y coticen en el Mercato Telematico Azionario, DutchCo presentará a Borsa Italiana S.p.A. las correspondientes solicitudes de admisión a negociación y de cotización. | In order for DutchCo Ordinary Shares to be admitted to listing and trading on the Mercato Telematico Azionario, DutchCo shall submit to Borsa Italiana S.p.A. the relevant applications for admission to listing and for admission to trading. |

7

In order for DutchCo Ordinary Shares to be admitted to listing on the Spanish Stock Exchanges for trading on the SIBE, DutchCo shall submit the relevant applications for admission to listing and trading to the managing companies of the Spanish Stock Exchanges and to the Spanish national securities market commission (Comisión Nacional del Mercado de Valores – the CNMV), respectively. DutchCo shall also prepare a listing prospectus to be submitted to the Dutch supervisory authority (Autoriteit Financiële Markten – the AFM), which listing prospectus will be passported into Italy and Spain, following approval by the AFM, in accordance with applicable laws and regulations. (G) Therefore, following completion of the Transaction, all existing business activities, shareholdings and any other assets and liabilities pertaining to the business of Mediaset and Mediaset España will be consolidated into (or controlled by, as the case may be) one single legal entity (MFE), the ordinary shares of which will be admitted to listing and trading on the Mercato Telematico Azionario and will be admitted to listing on the Spanish Stock Exchanges for their trading through the SIBE. (H) The present Common Cross-Border Merger Plan will be made available to the public in accordance with applicable laws and regulations. It will be made available on the corporate website of Mediaset (www.mediaset.it) and on the corporate website of Mediaset España (www.telecinco.es), as well as at the registered seat of Mediaset and Mediaset España and at DutchCo’s principal office. 8 Al fine dell’ammissione a quotazione delle Azioni Ordinarie DutchCo sui Mercati Azionari Spagnoli per la loro negoziazione sul SIBE, DutchCo dovrà presentare le relative domande di ammissione a quotazione e alle negoziazioni, rispettivamente, alle società di gestione dei Mercati Azionari Spagnoli e alla commissione nazionale spagnola del mercato di valori mobiliari (Comisión Nacional del Mercado de Valores – la CNMV). DutchCo dovrà altresì predisporre un prospetto di quotazione da sottoporre all’autorità di vigilanza olandese (Autoriteit Financiële Markten – l’AFM); il prospetto di quotazione, a seguito dell’approvazione da parte dell’AFM, dovrà beneficiare del c.d. “regime di passaporto” ai fini della sua validità in Italia e in Spagna, ai sensi delle applicabili disposizioni legislative e regolamentari. (G) Pertanto, a seguito del perfezionamento dell’Operazione, tutte le attività aziendali esistenti, le partecipazioni e qualsivoglia altra attività e passività riferibile al business di Mediaset e di Mediaset España saranno consolidate in (o saranno controllate da, a seconda dei casi) un’unica società (MFE), le cui azioni ordinarie saranno ammesse a quotazione e alle negoziazioni sul Mercato Telematico Azionario e saranno altresì ammesse a quotazione sui Mercati Azionari Spagnoli, per la loro negoziazione attraverso il SIBE. (H) Il presente Progetto Comune di Fusione Transfrontaliera sarà reso pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. Esso sarà messo a disposizione sul sito internet di Mediaset (www.mediaset.it) e sul sito internet di Mediaset España (www.telecinco.es), nonché presso le sedi di Mediaset e Mediaset España e l’ufficio principale di DutchCo. A fin de que las Acciones Ordinarias de DutchCo sean admitidas a negociación en las Bolsas Españolas para su negociación en el SIBE, DutchCo presentará las correspondientes solicitudes de admisión a negociación y cotización a las sociedades rectoras de las Bolsas Españolas y a la Comisión Nacional del Mercado de Valores (la CNMV), respectivamente. Asimismo, DutchCo elaborará un folleto de admisión a negociación para su remisión a la autoridad supervisora neerlandesa (Autoriteit Financiële Markten —la AFM); dicho folleto será certificado para su remisión a Italia y España tras su aprobación por la AFM, conforme a la normativa aplicable en materia de pasaporte europeo de folletos. (G) Por tanto, una vez consumada la Operación, todas las actividades empresariales, participaciones sociales en otras entidades y cualesquiera otros activos y pasivos pertenecientes al negocio de Mediaset y Mediaset España se consolidarán en (o serán controlados por, en su caso) una única persona jurídica (MFE), cuyas acciones ordinarias se admitirán a negociación y cotizarán en el Mercato Telematico Azionario y se admitirán a negociación en las Bolsas Españolas para su negociación a través del SIBE. (H) Este Proyecto Común de Fusión Transfronteriza será puesto a disposición del público de conformidad con la normativa aplicable. En particular, se pondrá a disposición en la página web corporativa de Mediaset (www.mediaset.it) y en la página web corporativa de Mediaset España (www.telecinco.es), así como en los domicilios sociales de Mediaset y Mediaset España y en la sede principal de DutchCo.

In view of the nationality of the Merging Companies, of the provisions of Title 2.7 of the DCC, of the Legislative Decree 108 and of the LME, as well as of the expected listing of the DutchCo Ordinary Shares on the Mercato Telematico Azionario and on the Spanish Stock Exchanges, the present Common Cross-Border Merger Plan has been prepared in Italian, Spanish and English. In case of discrepancies between the Italian version, the Spanish version and the English version, the Italian text shall prevail. Italian law provides that the present Common Cross-Border Merger Plan must be executed in Italian and filed with the Companies’ Register of Milan. Pursuant to Spanish law, the fact of the Common Cross-Border Merger Plan having been uploaded in the corporate website of Mediaset España will be published in the Official Gazette of the Commercial Register (Boletín Oficial del Registro Mercantil – the BORME). In addition, the present Common Cross-Border Merger Plan will be filed for registration with the Dutch Commercial Register. Pursuant to Sections 2:312, paragraph 2, 2:326 and 2:333d of the DCC, Article 2501-ter of the Italian civil code, Article 6 of the Legislative Decree 108 and Articles 31 and 59 of the LME, this Common Cross-Border Merger Plan has the following content: 1.NAME, LEGAL FORM, SEAT, SHARE CAPITAL AND REGISTER DETAILS OF THE COMPANIES 1.1.Absorbing Company: DutchCo Name: Legal form: Mediaset Investment N.V. Public company (naamloze venootschap) incorporated under the laws of the Netherlands Amsterdam (the Netherlands) Cologno Monzese, Milan (Italy) Viale Europa 46, 20093 Cologno Monzese, Milan (Italy) Official seat: Tax domicile: Principal office: 9 Alla luce della nazionalità delle Società Partecipanti alla Fusione, delle disposizioni di cui al Titolo 2.7 del Codice Civile Olandese, di cui al Decreto Legislativo 108 e di cui al LME, nonché della prospettata quotazione delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario e sui Mercati Azionari Spagnoli, il presente Progetto Comune di Fusione Transfrontaliera è stato predisposto in italiano, in spagnolo e in inglese. In caso di difformità tra le versioni italiana, spagnola e inglese, la versione italiana prevarrà. Ai sensi del diritto italiano, il presente Progetto Comune di Fusione Transfrontaliera deve essere redatto in lingua italiana e depositato presso il Registro delle Imprese di Milano. Ai sensi del diritto spagnolo, verrà dato atto sulla Gazzetta Ufficiale del Registro delle Imprese spagnolo (Boletín Oficial del Registro Mercantil – il BORME) della avvenuta pubblicazione del presente Progetto Comune di Fusione Transfrontaliera sul sito internet di Mediaset España. Inoltre, il presente Progetto Comune di Fusione Transfrontaliera sarà depositato per l’iscrizione presso il Registro delle Imprese olandese. Le informazioni che devono essere fornite ai sensi delle Sezioni 2:312, comma 2, 2:326 e 2:333d del Codice Civile Olandese, dell’Articolo 2501-ter del codice civile italiano e dell’Articolo 6 del Decreto Legislativo 108, nonché degli Articoli 31 e 59 della LME, sono le seguenti: 1.DENOMINAZIONE, FORMA GIURIDICA, SEDE, CAPITALE SOCIALE E NUMERO DI ISCRIZIONE DELLE SOCIETÀ En atención a la nacionalidad de la Sociedades Participantes en la Fusión, a las disposiciones del título 2.7 del DCC, del Decreto Legislativo 108 y de la LME, así como a la admisión a negociación prevista de las Acciones Ordinarias de DutchCo en el Mercato Telematico Azionario y en las Bolsas Españolas, el presente Proyecto Común de Fusión Transfronteriza ha sido elaborado en italiano, español e inglés. En caso de discrepancias entre la versión italiana, la versión española y la versión inglesa, prevalecerá la versión italiana. Conforme a la normativa italiana, el presente Proyecto Común de Fusión Transfronteriza debe ser suscrito en italiano y presentado a inscripción en el Registro Mercantil de Milán. De conformidad con la normativa española, el hecho de que el Proyecto Común de Fusión Transfronteriza haya sido insertado en la página web corporativa de Mediaset España será publicado en el Boletín Oficial del Registro Mercantil (el BORME). Asimismo, el presente Proyecto Común de Fusión Transfronteriza será presentado a inscripción en el Registro Mercantil neerlandés. De conformidad con las secciones 2:312, párrafo 2, 2:326 y 2:333d del DCC, el artículo 2501-ter del código civil italiano, el artículo 6 del Decreto Legislativo 108 y los artículos 31 y 59 de la LME, este Proyecto Común de Fusión Transfronteriza tiene el siguiente contenido: 1.DENOMINACIÓN, TIPO SOCIAL, DOMICILIO, CAPITAL Y DETALLES REGISTRALES DE LAS SOCIEDADES 1.1. Sociedad Absorbente: DutchCo Denominación: Mediaset Investment N.V. Tipo social: Sociedad anónima (naamloze venootschap) constituida con arreglo a Derecho neerlandés Domicilio social: Ámsterdam (los Países Bajos) Domicilio fiscal: Cologno Monzese, Milán (Italia) Sede principal: Viale Europa 46, 20093 Cologno Monzese, Milán (Italia) 1.1.Società Incorporante: DutchCo Denominazione: Mediaset Investment N.V. Forma giuridica: Società per azioni (naamloze venootschap) costituita ai sensi del diritto olandese Sede legale:Amsterdam (Olanda) Domicilio fiscale: Cologno Monzese, Milano (Italia) Ufficio principale: Viale Europa 46, 20093 Cologno Monzese, Milano (Italia)

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| Capitale sociale: | Capitale sociale emesso di Euro 90.000,00, interamente versato, suddiviso in 90.000 azioni, ciascuna con valore nominale di Euro 1 (uno), in relazione alle quali nessun certificato di deposito è stato emesso con la cooperazione di DutchCo. | Capital social: | Capital social emitido de 90.000,00 euros, íntegramente suscrito y desembolsado, dividido en 90.000 acciones con un valor nominal de 1 (un) euro cada una, y en relación con las cuales no se ha emitido ningún recibo de depósito con la cooperación de DutchCo. | Share capital: | Issued share capital of Euro 90,000.00, fully paid-in, divided into 90,000 shares, having each a nominal value of Euro 1 (one), and in respect of which no depository receipts have been issued with the cooperation of DutchCo. |
| | Le n. 90.000 azioni di DutchCo, detenute da Mediaset, e qualsiasi altra azione di DutchCo che sia stata emessa a favore di Mediaset o che sia stata altrimenti acquistata da Mediaset in seguito e che sarà detenuta da Mediaset alla Data di Efficacia della Fusione, saranno in parte annullate ai sensi della Sezione 2:325, paragrafo 3, del Codice Civile Olandese, e in parte saranno frazionate (e avranno un valore nominale di Euro 0,01 ciascuna) e saranno Azioni Ordinarie DutchCo detenute come azioni proprie. | | Las 90.000 acciones de DutchCo, de las que Mediaset es titular, y cualesquiera acciones adicionales de DutchCo emitidas a favor de Mediaset o de otro modo adquiridas en lo sucesivo por Mediaset y que sean titularidad de Mediaset en la Fecha de Efectividad de la Fusión, se amortizarán en parte, de conformidad con lo dispuesto en el párrafo 3 de la sección 2:325 del DCC, y en parte se desdoblarán (y tendrán un valor nominal de 0,01 euros cada una) y pasarán a ser Acciones Ordinarias de DutchCo en autocartera. | | The No. 90,000 DutchCo shares, held by Mediaset, and any additional DutchCo shares issued to or otherwise acquired by Mediaset hereafter and that are held by Mediaset at the Merger Effective Date, in part will be cancelled, in accordance with Section 2:325, paragraph 3, of the DCC, and in part will be split (and will have a nominal value of Euro 0.01 each) and will be DutchCo Ordinary Shares held as treasury shares. |
| | Capitale sociale autorizzato di Euro 180.000,00 | | Capital social autorizado de 180.000,00 euros | | Authorized share capital of Euro 180,000.00 |
| Iscrizione: | Società iscritta presso il Registro delle Imprese olandese (*Kamer van Koophandel*) al numero 70347379 | Registro: | Sociedad inscrita en el Registro Mercantil neerlandés (*Kamer van Koophandel*) bajo el número 70347379 | Register: | Company registered with the Dutch Commercial Register (*Kamer van Koophandel*) under number 70347379 |
| Codice fiscale: | 10367000964 | Código fiscal: | 10367000964 | Tax code: | 10367000964 |
| Vincoli: | Nessuna azione di DutchCo è stata costituita in pegno né concessa in usufrutto. | Pignoración: | Ninguna acción de DutchCo ha sido pignorada o gravada con un derecho de usufructo | Pledge: | No shares of DutchCo have been pledged or encumbered with a right of usufruct |

10

A seguito dell'efficacia della Fusione, DutchCo assumerà la denominazione "MFE – MEDIAFOREUROPE N.V.". MFE – quale società risultante dalla Fusione – manterrà la propria attuale forma giuridica e la propria attuale sede legale continuando, pertanto, ad essere una società retta dal diritto olandese avente la propria residenza fiscale in Italia.

1.2. Società Incorporata: Mediaset

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|---|---|
| Denominazione: | Mediaset S.p.A. |
| Forma giuridica: | Società per azioni costituita ai sensi del diritto italiano |
| Sede legale: | Via Paleocapa 3, 20121 Milano (Italia) |
| Capitale sociale: | Capitale sociale sottoscritto di Euro 614.238.333,28, interamente versato, suddiviso in 1.181.227.564 azioni, ciascuna avente valore nominale di Euro 0,52 e quotate sul Mercato Telematico Azionario |
| Iscrizione: | Società iscritta presso il Registro delle Imprese di Milano al numero 09032310154 |
| Codice fiscale: | 09032310154 (anche ai fini IVA) |

1.3. Società Incorporata: Mediaset España

| | |
|---|---|
| Denominazione: | Mediaset España Comunicación, S.A. |
| Forma giuridica: | Società per azioni (*sociedad anónima*) costituita ai sensi del diritto spagnolo |

En la Fecha de Efectividad de la Fusión, DutchCo pasará a denominarse "MFE - MEDIAFOREUROPE N.V.". MFE —como sociedad resultante de la Fusión— conservará su forma jurídica y su domicilio social actuales, de modo que permanecerá sujeta a Derecho neerlandés y mantendrá su residencia fiscal en Italia.

1.2. Sociedad Absorbida: Mediaset

| | |
|---|---|
| Denominación: | Mediaset S.p.A. |
| Tipo social: | Sociedad anónima (*società per azioni*) constituida con arreglo a Derecho italiano |
| Domicilio social: | Via Paleocapa 3, 20121 Milán (Italia) |
| Capital social: | Capital social emitidoo de 614.238.333,28 euros, íntegramente suscrito y desembolsado, dividido en 1.181.227.564 acciones con un valor nominal de 0,52 euros cada una, admitidas a negociación en el Mercato Telematico Azionario |
| Registro: | Sociedad inscrita en el Registro Mercantil de Milán (*Registro delle Imprese di Milano*) bajo el número 09032310154 |
| Código fiscal: | 09032310154 (también a efectos de IVA) |

1.3. Sociedad Absorbida: Mediaset España

| | |
|---|---|
| Denominación: | Mediaset España Comunicación, S.A. |
| Tipo social: | Sociedad anónima constituida con arreglo a Derecho español |

Upon effectiveness of the Merger, DutchCo will be renamed "MFE – MEDIAFOREUROPE N.V.". MFE – as surviving company – will maintain its current legal form and official seat and will therefore continue to be subject to the laws of the Netherlands, maintaining its tax residence in Italy.

1.2. Absorbed Company: Mediaset

| | |
|---|---|
| Name: | Mediaset S.p.A. |
| Legal form: | Public joint stock company (*società per azioni*) incorporated under the laws of the Republic of Italy |
| Official seat: | Via Paleocapa 3, 20121 Milan (Italy) |
| Share capital: | Issued share capital of Euro 614,238,333.28, fully paid-in, divided into 1,181,227,564 shares, having each a nominal value of Euro 0.52 and listed on the Mercato Telematico Azionario |
| Register: | Company registered with the Companies Register of Milan (*Registro delle Imprese di Milano*) under number 09032310154 |
| Tax code: | 09032310154 (also for VAT purposes) |

1.3. Absorbed Company: Mediaset España

| | |
|---|---|
| Name: | Mediaset España Comunicación, S.A. |
| Legal form: | Public joint stock company (*sociedad anónima*) incorporated under the laws of the Kingdom of Spain |

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| | |
|---|---|
| Sede legale: | Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spagna) |
| Capitale sociale: | Capitale sociale di Euro 163.717.608,00, interamente versato, suddiviso in 327.435.216 azioni, ciascuna avente valore nominale di Euro 0,50 e quotate sui Mercati Azionari Spagnoli, per la negoziazione attraverso il SIBE |
| Iscrizione: | Società iscritta presso il Registro delle Imprese di Madrid (*Registro Mercantil de Madrid*) al volume 33.442, foglio 122, sezione 8, pagina M-93.306 |
| Codice fiscale: | A-79.075.438 |

## 2. Statuto Sociale di DutchCo

2.1. Lo statuto sociale di DutchCo è stato originariamente adottato al momento della costituzione di DutchCo con atto notarile eseguito dinanzi al notaio C.A. Voogt, operante in Amsterdam (Olanda), in data 20 dicembre 2017. Lo statuto sociale di DutchCo attualmente in vigore è stato modificato con atto notarile eseguito dinanzi al notaio P.C. Cramer-de Jong, operante in Amsterdam (Olanda), in data 4 ottobre 2018. Una copia dello statuto sociale di DutchCo attualmente in vigore è riportata quale Allegato 1 al Progetto Comune di Fusione Transfrontaliera.

| | |
|---|---|
| Domicilio social: | Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (España) |
| Capital social: | Capital social de 163.717.608,00 euros, íntegramente suscrito y desembolsado, dividido en 327.435.216 acciones con un valor nominal de 0,50 euros cada una, admitidas a negociación en las Bolsas Españolas para su negociación a través del SIBE |
| Registro: | Sociedad inscrita en el Registro Mercantil de Madrid al tomo 33.442, folio 122, sección 8, hoja M-93.306 |
| Código fiscal: | A-79.075.438 |

## 2. Estatutos sociales de DutchCo

2.1. Los estatutos sociales de DutchCo fueron originariamente adoptados en virtud de la escritura de constitución de DutchCo otorgada el 20 de diciembre de 2017 ante el notario público C.A. Voogt, ejerciente en Ámsterdam (los Países Bajos). Los estatutos sociales actuales de DutchCo han sido formalizados mediante escritura pública de modificación estatutaria, otorgada el 4 de octubre de 2018 ante el notario público P.C. Cramer-de Jong, ejerciente en Ámsterdam (los Países Bajos). Se adjunta una copia de los estatutos sociales de DutchCo actualmente vigentes como Anexo 1 al Proyecto Común de Fusión Transfronteriza.

| | |
|---|---|
| Official seat: | Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spain) |
| Share capital: | Share capital of Euro 163,717,608.00, fully paid-in, divided into 327,435,216 shares, having each a nominal value of Euro 0.50 and listed on the Spanish Stock Exchanges, for trading through the SIBE |
| Register: | Company registered with the Commercial Register of Madrid (*Registro Mercantil de Madrid*) in volume 33.442, sheet 122, section 8, page M-93.306 |
| Tax code: | A-79.075.438 |

## 2. Articles of association of DutchCo

2.1. The articles of association of DutchCo were originally established by deed of incorporation of DutchCo executed before C.A. Voogt, civil law notary, officiating in Amsterdam (the Netherlands), on 20 December 2017. The current articles of association of DutchCo have been established by deed of amendment executed before P.C. Cramer-de Jong, civil law notary, officiating in Amsterdam (the Netherlands), on 4 October 2018. A copy of the current articles of association of DutchCo is attached to the Common Cross-Border Merger Plan as Schedule 1.

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2.2. In order for MFE to have available sufficient reserves, according to DutchCo’s latest financial statements, to carry out a buy-back program after the Merger Effective Date (as further described in Section 4.1), the current articles of association of DutchCo will be amended before 30 June 2019 to provide for DutchCo’s current financial year to end on 30 June 2019, with the provision that, before 30 September 2019, the articles of association of DutchCo will be amended again to provide for DutchCo’s financial year to coincide with the calendar year and, thus, end on 31 December 2019. 2.3. Moreover, the articles of association of DutchCo will be further amended and restated at the Merger Effective Date in accordance with the proposed version of the articles of association attached to the present Common Cross-Border Merger Plan as Schedule 2. 3. THE SHARE EXCHANGE RATIOS 3.1. At the Merger Effective Date: each Mediaset shareholder, including the depositary bank under the Mediaset ADRs programme, shall be granted 1 (one) DutchCo Ordinary Share (with a nominal value of Euro 0.01) for each share held in Mediaset (with a nominal value of Euro 0.52) (the Exchange Ratio I); each holder of ADRs representing Mediaset shares shall be granted such number of DutchCo ADRs representing DutchCo Ordinary Shares as results from the Exchange Ratio I; and 13 2.2. Affinché dall’ultimo bilancio di DutchCo risultino sufficienti riserve disponibili per consentire a MFE di dare corso, dopo la Data di Efficacia della Fusione, ad un programma di acquisto di azioni proprie (come descritto nel Paragrafo 4.1), prima del 30 giugno 2019 l’attuale statuto sociale di DutchCo sarà modificato così da prevedere che l’attuale esercizio sociale si concluda il 30 giugno 2019, restando inteso che, prima del 30 settembre 2019, lo statuto sociale di DutchCo sarà nuovamente modificato così da prevedere che l’esercizio sociale coincida con l’anno solare e si concluda, quindi, il 31 dicembre 2019. 2.3. Inoltre, alla Data di Efficacia della Fusione lo statuto sociale di DutchCo sarà nuovamente modificato e completamente sostituito da un nuovo testo secondo quanto previsto nella proposta di statuto sociale allegata al Progetto Comune di Fusione Transfrontaliera quale Allegato 2. 3.RAPPORTI DI CAMBIO 3.1.Alla Data di Efficacia della Fusione: ciascun azionista di Mediaset, inclusa la banca depositaria ai sensi del programma ADRs di Mediaset, riceverà 1 (una) Azione Ordinaria DutchCo (avente valore nominale di Euro 0,01) per ogni azione Mediaset (avente valore nominale pari a Euro 0,52) dallo stesso detenuta (il Rapporto di Cambio I). ciascun titolare di ADRs rappresentativi di azioni Mediaset riceverà un numero di ADRs rappresentativi di Azioni Ordinarie DutchCo come risultante dall’applicazione del Rapporto di Cambio I; e 2.2.A fin de que MFE tenga reservas disponibles contabilizadas en los últimos estados financieros de DutchCo para llevar a cabo un programa de recompra de acciones propias tras la Fecha de Efectividad de la Fusión (según se describe con más detalle en la Sección 4.1), los actuales estatutos sociales de DutchCo serán modificados antes del 30 de junio de 2019 para disponer que el ejercicio social de DutchCo finalice el 30 de junio de 2019, con la previsión de que, antes del 30 de septiembre de 2019, los estatutos sociales de DutchCo serán modificados nuevamente para disponer que el ejercicio social de DutchCo coincida con el año natural y, por consiguiente, finalice el 31 de diciembre de 2019. 2.3.Además, los estatutos sociales de DutchCo se modificarán y refundirán nuevamente en la Fecha de Efectividad de la Fusión de conformidad con la versión propuesta de los estatutos sociales que se adjunta al presente Proyecto Común de Fusión Transfronteriza como Anexo 2. 3.ECUACIONES DE CANJE DE LAS ACCIONES 3.1.En la Fecha de Efectividad de la Fusión: cada accionista de Mediaset, incluido el banco depositario conforme al programa de ADRs de Mediaset, recibirá 1 (una) Acción Ordinaria de DutchCo (con un valor nominal de 0,01 euros) por cada acción de Mediaset (con un valor nominal de 0,52 euros) de la que sea titular (la Ecuación de Canje I); cada titular de ADRs representativos de acciones de Mediaset recibirá un número tal de ADRs representativos de Acciones Ordinarias de DutchCo como resulte de la Ecuación de Canje I; y each Mediaset España shareholder (other than Mediaset, as the shares held by Mediaset in Mediaset España will be cancelled by operation of law pursuant to Section 2:325(4) of the DCC) shall be granted 2.33 (two/thirtythree) DutchCo Ordinary Shares for each share held in Mediaset España (having a nominal value of Euro 0.50) (the Exchange Ratio II and, together with the Exchange Ratio I, the Exchange Ratios). No fractional DutchCo Ordinary Shares shall be alloted to any holders of shares of Mediaset España. Those shareholders who hold a number of Mediaset España shares such as to enable them to receive, in accordance with the Exchange Ratio II, a non-whole number of DutchCo Ordinary Shares, shall receive such whole number of DutchCo Ordinary Shares which is immediately below said non-whole number. Mediaset España shares (or any fractions thereof) in excess of those required, pursuant to the Exchange Ratio II, to receive a whole number of DutchCo Ordinary Shares (i.e., Mediaset España shares or any fractions thereof representing fractional entitlements to DutchCo Ordinary Shares) shall be transferred on behalf of the Mediaset España shareholders, through their depositaries, to an agent appointed for these purposes by Mediaset España (the Fractions Agent). 14 ciascun azionista di Mediaset España (fatta eccezione per Mediaset, le cui azioni detenute in Mediaset España saranno annullate di diritto ai sensi della Sezione 2:325(4) del Codice Civile Olandese) riceverà n. 2,33 (due virgola trentatré) Azioni Ordinarie DutchCo per ogni azione Mediaset España (avente valore nominale pari a Euro 0,50) (il Rapporto di Cambio II e, congiuntamente al Rapporto di Cambio I, i Rapporti di Cambio). Non verranno attribute ad alcun azionista di Mediaset España frazioni di Azioni Ordinarie DutchCo. Gli azionisti che siano titolari di un numero di azioni di Mediaset España tale da non consentire un concambio con un numero intero di Azioni Ordinarie DutchCo, in applicazione del Rapporto di Cambio II, riceveranno un numero intero di Azioni Ordinarie DutchCo approssimato per difetto. Le azioni di Mediaset España (o le frazioni delle medesime) eccedenti il numero di azioni che consente un concambio con un numero intero di Azioni Ordinarie DutchCo, in applicazione del Rapporto di Cambio II (e cioè, le azioni Mediaset España o le frazioni delle medesime che sarebbero concambiate con frazioni di Azioni Ordinarie DutchCo) saranno cedute, in nome e per conto degli azionisti di Mediaset España, per il tramite dei loro intermediari, ad un agente nominato a tale scopo da Mediaset España (l’Agente per le Azioni Frazionate). cada accionista de Mediaset España (salvo Mediaset, toda vez que las acciones de Mediaset España titularidad de Mediaset se extinguirán por imperativo legal en virtud de la sección 2:325(4) del DCC) recibirá 2,33 (dos con treinta y tres) Acciones Ordinarias de DutchCo por cada acción de Mediaset España (con un valor nominal de 0,50 euros) de la que sea titular (la Ecuación de Canje II y, conjuntamente con la Ecuación de Canje I, las Ecuaciones de Canje). A ningún accionista de Mediaset España se le asignarán picos de Acciones Ordinarias de DutchCo. Aquellos accionistas que sean titulares de un número tal de acciones de Mediaset España que les permita recibir, de conformidad con la Ecuación de Canje II, un número no entero de Acciones Ordinarias de DutchCo, recibirán aquel número entero de Acciones Ordinarias de DutchCo que sea inmediatamente inferior a dicho número no entero. Las acciones de Mediaset España (o cualesquiera picos de éstas) que excedan de las necesarias, de acuerdo con la Ecuación de Canje II, para recibir un número entero de Acciones Ordinarias de DutchCo (es decir, acciones de Mediaset España o cualesquiera picos de éstas, que representen derechos a recibir picos de Acciones Ordinarias de DutchCo) serán transmitidas por cuenta de los accionistas de Mediaset España, a través de sus depositarios, a un agente designado a tal efecto por Mediaset España (el Agente de Picos).

| | | |
|---|---|---|
| L'Agente per le Azioni Frazionate, agendo per proprio conto e assumendosi ogni rischio, riconoscerà agli azionisti, come corrispettivo per il trasferimento delle azioni di Mediaset España (o di frazioni delle medesime), un ammontare in denaro pari al prezzo di mercato. A sua volta, l'Agente per le Azioni Frazionate effettuerà, a proprio nome e per proprio conto, il concambio di tali azioni e frazioni di azioni Mediaset España (dopo aver aggregato tutte le frazioni di azioni acquistate) con un corrispondente numero intero di Azioni Ordinarie DutchCo, in applicazione del Rapporto di Cambio II; le Azioni Mediaset España (o le frazioni delle medesime) che diano luogo a frazioni di Azioni Ordinarie DutchCo che l'Agente per le Azioni Frazionate venga a detenere non verranno considerate. | El Agente de Picos, actuando por su propia cuenta y riesgo, deberá pagar en efectivo a estos accionistas, como contraprestación por cada una de las acciones de Mediaset España (o cualesquiera picos de éstas) así transmitidas, su valor de mercado. A su vez, el Agente de Picos canjeará las acciones de Mediaset España (y cualesquiera picos de éstas) que resulten de agregar picos de éstas así adquiridas, actuando en su propio nombre y representación, por el número entero de Acciones Ordinarias de DutchCo que resulte de la Ecuación de Canje II, ignorando cualquier remanente de acciones de Mediaset España (o picos de éstas) de las que sea titular el Agente de Picos y que representen derechos a picos de Acciones Ordinarias de DutchCo. | The Fractions Agent, acting at its own risk and for its own account, shall pay in cash to these shareholders, in consideration for each of the Mediaset España shares (or any fractions thereof) so transferred, their market value. The Fractions Agent will, in turn, exchange the Mediaset España shares (and any fractions thereof) arising from the aggregation of such fractions so purchased and exchange them, in its own name and on its own behalf, for the relevant whole number of DutchCo Ordinary Shares resulting from the Exchange Ratio II, with any remainder fractional entitlements to DutchCo Ordinary Shares corresponding to the Mediaset España shares (or fractions thereof) held by the Fractions Agent being disregarded. |
| Le eventuali azioni proprie detenute da Mediaset e Mediaset España alla Data di Efficacia della Fusione non saranno concambiate e saranno annullate rispettivamente ai sensi dell'Articolo 2504-*ter* del codice civile italiano e ai sensi dell'Articolo 26 della LME, nonché ai sensi della Sezione 2:325(4) del Codice Civile Olandese. | Las acciones propias de Mediaset y de Mediaset España a la Fecha de Efectividad de la Fusión, si las hubiere, no serán canjeadas, sino que se amortizarán de conformidad con lo dispuesto en el artículo 2504-*ter* del código civil italiano y el artículo 26 de la LME, respectivamente, así como conforme a la sección 2:325(4) del DCC. | The treasury shares held by Mediaset and Mediaset España as at the Merger Effective Date, if any, will not be exchanged and will be cancelled pursuant to Article 2504-*ter* of the Italian civil code and Article 26 of the LME, respectively, as well as pursuant to Section 2:325(4) of the DCC. |
| Allo stesso modo, tutte le azioni eventualmente detenute da ciascuna delle Società Incorporate nell'altra Società Incorporata non saranno concambiate, ma saranno annullate alla Data di Efficacia della Fusione ai sensi dell'Articolo 2504-*ter* del codice civile italiano e ai sensi dell'Articolo 26 della LME, nonché ai sensi della Sezione 2:325(4) del Codice Civile Olandese. | De igual modo, las acciones de cualquiera de las Sociedades Absorbidas de las que sea titular la otra Sociedad Absorbida no se canjearán, sino que se amortizarán en la Fecha de Efectividad de la Fusión de conformidad con el artículo 2504-*ter* del código civil italiano y el artículo 26 de la LME, respectivamente, así como conforme a la sección 2:325(4) del DCC. | Likewise, any shares in either of the Absorbed Companies held by the other Absorbed Company will not be exchanged, but will be cancelled on the Merger Effective Date pursuant to Article 2504-*ter* of the Italian civil code and Article 26 of the LME, respectively, as well as pursuant to Section 2:325(4) of the DCC. |
| Per mera chiarezza, si precisa che Mediaset España non detiene alcuna azione nel capitale sociale di Mediaset, né si prevede che ne detenga alcuna prima della Data di Efficacia della Fusione, sicché il paragrafo di cui sopra troverà presumibilmente applicazione soltanto rispetto alle azioni Mediaset España che sono detenute da Mediaset alla data in cui l'Atto di Fusione sarà stipulato. | A efectos aclaratorios, Mediaset España no es actualmente titular de acciones de Mediaset ni se prevé que vaya a serlo en ningún momento anterior a la Fecha de Efectividad de la Fusión, de suerte que el párrafo anterior con toda probabilidad sólo resultará de aplicación respecto de las acciones de Mediaset España de las que sea titular Mediaset en la fecha de otorgamiento de la Escritura de Fusión. | For clarification purposes, Mediaset España neither holds any Mediaset shares on the date hereof nor is expected to hold any Mediaset shares at any time before the Merger Effective Date, so that the paragraph above will in all likelyhood apply only with regard to the Mediaset España shares which are held by Mediaset on the date on which the Merger Deed is granted. |

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| | | |
|---|---|---|
| Non sono previsti conguagli, né in denaro né di altro tipo, da corrispondersi in aggiunta alle Azioni Ordinarie DutchCo assegnate in applicazione dei Rapporti di Cambio, ad opera di DutchCo, Mediaset e Mediaset España in favore degli azionisti di Mediaset e di Mediaset España in relazione alla Fusione, fatto salvo quanto previsto per i diritti di recesso di cui al Paragrafo 15. | DutchCo, Mediaset y Mediaset España no pagarán ninguna contraprestación adicional a las Acciones Ordinarias de DutchCo entregadas en aplicación de las Ecuaciones de Canje, ni en efectivo ni de otro modo, a los accionistas de Mediaset y Mediaset España en relación con la Fusión, salvo por lo previsto para los derechos de separación en la Sección 15. | No consideration in addition to the DutchCo Ordinary Shares delivered in application of the Exchange Ratios, either in cash or otherwise, will be paid by DutchCo, Mediaset and Mediaset España to the Mediaset and Mediaset España shareholders in connection with the Merger, save as provided with respect to the withdrawal rights in Section 15. |
| 3.2. Su richiesta di DutchCo, Deloitte Accountants B.V. (**Deloitte**) predisporrà una relazione sulla congruità dei Rapporti di Cambio e la cosiddetta "*inbrengverklaring*", ai sensi della Sezione 2:328, comma I, del Codice Civile Olandese. Inoltre, Deloitte predisporrà una seconda relazione ai sensi della Sezione 2:328, comma II, del Codice Civile Olandese. Tali relazioni saranno messe a disposizione del pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. | 3.2. A solicitud de DutchCo, Deloitte Accountants B.V. (**Deloitte**) elaborará un informe en relación con la razonabilidad de las Ecuaciones de Canje y lo que se denomina una "*inbrengverklaring*" de conformidad con la sección 2:328, párrafo 1, del DCC. Asimismo, Deloitte emitirá un segundo informe de conformidad con la sección 2:328, párrafo 2, del DCC. Estos informes se pondrán a disposición del público de conformidad con la normativa aplicable. | 3.2. At the request of DutchCo, Deloitte Accountants B.V. (**Deloitte**) will prepare a report in relation to the fairness of the Exchange Ratios and a so called "*inbrengverklaring*" in accordance with Section 2:328, paragraph 1, of the DCC. In addition, Deloitte will issue a second report in accordance with Section 2:328, paragraph 2, of the DCC. These reports will be made available to the public in accordance with applicable laws and regulations. |
| 3.3. Su richiesta di Mediaset, PricewaterhouseCoopers S.p.A. (**PwC**) predisporrà una relazione sulla congruità dei Rapporti di Cambio, come disposto dall'Articolo 2501-*sexies* del codice civile italiano e dall'Articolo 9 del Decreto Legislativo 108. Tale relazione sarà messa a disposizione del pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. | 3.3. A solicitud de Mediaset, PricewaterhouseCoopers S.p.A. (**PwC**) elaborará el informe en relación con la razonabilidad de las Ecuaciones de Canje a que se refieren el artículo 2501-*sexies* del código civil italiano y el artículo 9 del Decreto Legislativo 108. Este informe será puesto a disposición del público de conformidad con la normativa aplicable. | 3.3. At the request of Mediaset, PricewaterhouseCoopers S.p.A. (**PwC**) will prepare a report in relation to the fairness of the Exchange Ratios as referred to in Article 2501-*sexies* of the Italian civil code and Article 9 of the Legislative Decree 108. This report will be made available to the public in accordance with applicable laws and regulations. |
| 3.4. Su richiesta di Mediaset España, Grant Thornton, S.L.P. (**Grant Thornton**), in qualità di esperto indipendente designato dal Registro delle Imprese di Madrid, rilascerà la relazione sul Progetto Comune di Fusione Transfrontaliera (inclusa la congruità del Rapporto di Cambio II), come disposto dall'Articolo 34 della LME. Tale relazione sarà messa a disposizione del pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. | 3.4. A solicitud de Mediaset España, Grant Thornton, S.L.P. (**Grant Thornton**), en su condición de experto independiente designado al efecto por el Registro Mercantil de Madrid, entregará el informe sobre el presente Proyecto Común de Fusión Transfronteriza (incluida la razonabilidad de la Ecuación de Canje II) a que se refiere el artículo 34 de la LME. Este informe será puesto a disposición del público de conformidad con la normativa aplicable. | 3.4. At the request of Mediaset España, Grant Thornton, S.L.P. (**Grant Thornton**), as independent expert appointed by the Commercial Register of Madrid, will deliver the report on this Common Cross-Border Merger Plan (including on the fairness of the Exchange Ratio II) referred to in Article 34 of the LME. This report will be made available to the public in accordance with applicable laws and regulations. |

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3.5. Citigroup Global Markets Ltd., in its capacity as financial advisor of Mediaset, has delivered to the board of directors of Mediaset and to the board of directors of DutchCo an opinion, dated 7 June 2019, on the basis of and subject to the factors, assumptions, limitations and procedures specified therein, on the fairness from a financial point of view, to the holders of shares in the capital of Mediaset, of the Exchange Ratio II (as predicated on Exchange Ratio I) in relation to the proposed Merger. A copy of the opinion is attached as Schedule A to the report prepared by the board of directors of Mediaset. 3.6. J.P. Morgan Securities plc, acting as financial advisor to Mediaset España, has provided to the board of directors of Mediaset España an opinion, as of 7 June 2019, on the basis of and subject to the factors, assumptions, limitation and procedures specified therein, on the fairness from a financial point of view, to the holders of shares in the capital of Mediaset España (other than Mediaset and its affiliates) of the Exchange Ratio II in relation to the proposed Merger. A copy of the opinion is attached as Schedule 3 to the report prepared by the board of directors of Mediaset España. 17 3.5.Citigroup Global Markets Ltd., in qualità di advisor finanziario di Mediaset, ha rilasciato ai consigli di amministrazione di Mediaset e di DutchCo una fairness opinion, datata 7 giugno 2019, sulla congruità, dal punto di vista finanziario, per gli azionisti di Mediaset, del Rapporto di Cambio II (determinato tenuto conto del Rapporto di Cambio I) della potenziale Fusione, sulla base dei, e subordinatamente ai, fattori, assunzioni, limitazioni e procedure ivi specificati. Una copia di tale fairness opinion è allegata alla relazione illustrativa predisposta dal consiglio di amministrazione di Mediaset quale Allegato A. 3.6. J.P. Morgan Securities plc, in qualità di advisor finanziario di Mediaset España, ha rilasciato al consiglio di amministrazione di Mediaset España una fairness opinion, riferita alla data del 7 giugno 2019, sulla congruità, dal punto di vista finanziario, per gli azionisti di Mediaset España (diversi da Mediaset e dalle sue partecipate), del Rapporto di Cambio II della potenziale Fusione, sulla base dei, e subordinatamente ai, fattori, assunzioni, limitazioni e procedure ivi specificati. Una copia di tale fairness opinion è allegata alla relazione illustrativa predisposta dal consiglio di amministrazione di Mediaset España quale Allegato 3. 3.5.Citigroup Global Markets Ltd., en su condición de asesor financiero de Mediaset, ha entregado al consejo de administración de Mediaset y al consejo de administración de DutchCo una opinión, fechada a 7 de junio de 2019, sobre la base y sujeta a los factores, asunciones, limitaciones y procedimientos especificados en la misma, acerca de la razonabilidad, desde un punto de vista financiero, para los titulares de acciones de Mediaset, de la Ecuación de Canje II (determinada sobre la base de la Ecuación de Canje I) en relación con la Fusión propuesta (fairness opinion). Una copia de la opinión se adjunta como Anexo A al informe elaborado por el consejo de administración de Mediaset. 3.6.J.P. Morgan Securities plc, en su condición de asesorfinancierodeMediasetEspaña,ha entregado al consejo de administración de Mediaset España una opinión, fechada a 7 de junio de 2019, sobre la base y sujeta a los factores, asunciones, limitaciones y procedimientos especificados en la misma, sobre la razonabilidad, desde un punto de vista financiero, para los titulares de acciones de Mediaset España (a excepción de Mediaset y sus entidades afiliadas) de la Ecuación de Canje II en relación con la Fusión propuesta (fairness opinion). Una copia de la opinión se adjunta como Anexo 3 al informe elaborado por el consejo de administración de Mediaset España.

3.7. Based upon the Exchange Ratios, as indicated above, if the participation of Mediaset in Mediaset España remained unaltered, and provided that the number of treasury shares held at the date of the present Common Cross-Border Merger Plan by Mediaset (No. 44,071,568) and by Mediaset España (No. 14,269,073) was maintained as treasury shares and therefore such shares were cancelled upon effectiveness of the Merger, DutchCo would issue No. 1,472,925,998 DutchCo Ordinary Shares, with a nominal value of Euro 0.01 per share, resulting in a total nominal value of Euro 14,729,259.98. The exact amount of the share capital increase will depend on (i) the number of treasury shares of Mediaset and Mediaset España held at the Merger Effective Date, and (ii) the shareholding of either of the Absorbed Companies in the other Absorbed Company at the Merger Effective Date. The exact amount by which DutchCo share capital will be increased as a consequence of the Merger will be determined on the date on which the Merger Deed is executed. PROCEDURE FOR THE EXCHANGE OF MEDIASET AND MEDIASET ESPAÑA SHARES FOR DUTCHCO ORDINARY SHARES. SPECIAL VOTING STRUCTURE 3.8. 4. 4.1. On the Merger Effective Date, each share of Mediaset and Mediaset España currently issued will be cancelled by operation of law and will thereafter represent only the right to receive such number of DutchCo Ordinary Shares as results from the applicable Exchange Ratio. By operation of law, DutchCo will increase its share capital and allot the DutchCo Ordinary Shares to the shareholders of Mediaset and Mediaset España. 18 3.7. Sulla base dei Rapporti di Cambio, come sopra indicati, assumendo che la quota di partecipazione di Mediaset nel capitale sociale di Mediaset España rimanga inalterata, e che il numero di azioni proprie detenute alla data del Progetto Comune di Fusione Transfrontaliera da Mediaset (n. 44.071.568) e Mediaset España (n. 14.269.073) rimanga tale e, dunque, tali azioni proprie vengano annullate per effetto della Fusione, DutchCo emetterebbe n. 1.472.925.998 Azioni Ordinarie DutchCo, aventi valore nominale pari a Euro 0,01 ciascuna, per un valore nominale complessivo di Euro 14.729.259,98. L’ammontare esatto dell’aumento di capitale dipenderà (i) dal numero di azioni proprie di Mediaset e Mediaset España, detenute alla Data di Efficacia della Fusione, e (ii) dalla quota di partecipazione di ciascuna Società Incorporata nell’altra Società Incorporata alla Data di Efficacia della Fusione. 3.8. L’ammontare esatto dell’aumento di capitale di DutchCo come conseguenza della Fusione verrà determinato alla data di stipulazione dell’Atto di Fusione. 4. PROCEDURA DI ASSEGNAZIONE DI AZIONI ORDINARIE DUTCHCO IN CAMBIO DI AZIONI DI MEDIASET E DI MEDIASET ESPAÑA. IL MECCANISMO DI VOTO SPECIALE 4.1. Alla Data di Efficacia della Fusione, tutte le azioni di Mediaset e di Mediaset España attualmente emesse saranno annullate di diritto e daranno diritto a ricevere tante Azioni Ordinarie DutchCo quante quelle risultanti dal Rapporto di Cambio rilevante. DutchCo aumenterà il suo capitale sociale ai sensi di legge e assegnerà le Azioni Ordinarie DutchCo agli azionisti di Mediaset e Mediaset España. 3.7.Atendiendo a las Ecuaciones de Canje, tal y como se ha indicado anteriormente, si la participación de Mediaset en Mediaset España permaneciera inalterada, y siempre que el número de acciones que a la fecha de este Proyecto Común de Fusión Transfronteriza tienen en autocartera Mediaset (44.071.568) y Mediaset España (14.269.073) se mantuviera en autocartera y, por tanto, dichas acciones se amortizaran con ocasión de la Fusión, DutchCo emitiría 1.472.925.998 Acciones Ordinarias de DutchCo, con un valor nominal de 0,01 euros cada una, equivalentes a un valor nominal total de 14.729.259,98 euros. El importe exacto del aumento de capital dependerá de (i) las acciones en autocartera de Mediaset y Mediaset España en la Fecha de Efectividad de la Fusión, y (ii) la participación de cualquiera de las Sociedades Absorbidas en la otra Sociedad Absorbida en la Fecha de Efectividad de la Fusión. 3.8. El importe exacto por el que se aumentará el capital social de DutchCo como consecuencia de la Fusión se determinará en la fecha en que se otorgue la Escritura de Fusión. 4. PROCEDIMIENTO DE CANJE DE LAS ACCIONES DE MEDIASET Y DE MEDIASET ESPAÑA POR ACCIONES ORDINARIAS DE DUTCHCO. ESTRUCTURA ESPECIAL DE VOTO 4.1. En la Fecha de Efectividad de la Fusión, cada acción de Mediaset y Mediaset España se extinguirá por ministerio de la ley y tan sólo representará, a partir de entonces, el derecho a recibir el número de Acciones Ordinarias de DutchCo que resulte de la Ecuación de Canje aplicable. También por ministerio de la ley, DutchCo aumentará su capital social y asignará las Acciones Ordinarias de DutchCo a los accionistas de Mediaset y Mediaset España.

As an exception to the above, Mediaset and Mediaset España shares which are treasury shares respectively held by Mediaset and Mediaset España at the Merger Effective Date will be cancelled by operation of law pursuant to Section 2:325(4) of the DCC, Article 2504-ter of the Italian civil code and Article 26 of the LME, and shall not give any right to receive DutchCo Ordinary Shares. Likewise, any shares in either of the Absorbed Companies held by the other Absorbed Company will not be exchanged, but will be cancelled on the Merger Effective Date pursuant to Article 2504-ter of the Italian civil code and Article 26 of the LME, respectively, as well as pursuant to Section 2:325(4) of the DCC. The 90,000 DutchCo shares, with a nominal value of Euro 1.00 each, currently held by Mediaset, and any additional DutchCo shares issued to or otherwise acquired by Mediaset after the date of the present Common Cross-Border Merger Plan that are held by Mediaset at the Merger Effective Date, in part will be cancelled, in accordance with Section 2:325, paragraph 3, of the DCC, and in part will be split (and will have a nominal value of Euro 0.01 each) and will become DutchCo Ordinary Shares held as treasury shares. It is envisaged that, after the Merger Effective Date, MFE will carry out a buy-back program for a maximum aggregate amount to be determined after the purchase of the withdrawn shares, if any. 19 In deroga a quanto sopra, le azioni Mediaset e Mediaset España che, alla Data di Efficacia della Fusione, saranno detenute, rispettivamente, da Mediaset e da Mediaset España quali azioni proprie, saranno annullate di diritto ai sensi della Sezione 2:325(4) del Codice Civile Olandese, dell’Articolo 2504-ter del codice civile italiano e dell’Articolo 26 della LME, e non daranno diritto a ricevere alcuna Azione Ordinaria DutchCo. Allo stesso modo, tutte le azioni eventualmente detenute da ciascuna della Società Incorporate nell’altra Società Incorporata non saranno concambiate, ma saranno annullate alla Data di Efficacia della Fusione ai sensi dell’Articolo 2504-ter del codice civile italiano e ai sensi dell’Articolo 26 della LME, nonché ai sensi della Sezione 2:325(4) del Codice Civile Olandese. Le n. 90.000 azioni DutchCo, aventi valore nominale pari a Euro 1,00 ciascuna, attualmente detenute da Mediaset, nonché ogni ulteriore azione DutchCo emessa a favore di, o altrimenti acquistata da, Mediaset successivamente alla data del Progetto Comune di Fusione Transfrontaliera e che siano detenute da Mediaset alla Data di Efficacia della Fusione, saranno in parte annullate, in conformità alla Sezione 2:325, comma 3, del Codice Civile Olandese, e in parte saranno frazionate (e avranno valore nominale pari a Euro 0,01 ciascuna) e diventeranno Azioni Ordinarie DutchCo proprie. Si prevede che, dopo la Data di Efficacia della Fusione, MFE dia corso ad un programma di acquisto di azioni proprie, per un controvalore massimo complessivo da determinarsi dopo l’acquisto delle azioni oggetto di recesso, se ve ne fossero. Como excepción a lo anterior, las acciones que tenganMediasetyMediasetEspañaen autocartera en la Fecha de Efectividad de la Fusión se amortizarán por ministerio de la ley conforme a la sección 2:325(4) del DCC, el artículo 2504-ter del código civil italiano y el artículo 26 de la LME, y no darán derecho a recibir Acciones Ordinarias de DutchCo. De igual modo, las acciones de cualquiera de las Sociedades Absorbidas de las que sea titular la otra Sociedad Absorbida se amortizarán en la Fecha de Efectividad conforme al artículo 2504-ter del código civil italiano y el artículo 26 de la LME, respectivamente, así como conforme a la sección 2:325(4) del DCC. Las 90.000 acciones de DutchCo, con un valor nominal de 1,00 euro cada una, de las que Mediaset es actualmente titular, y cualesquiera otras acciones de DutchCo emitidas a favor de Mediaset o adquiridas de otro modo por Mediaset con posterioridad a la fecha de este Proyecto Común de Fusión Transfronteriza y de las que Mediaset sea titular en la fecha de Efectividad de la Fusión, se amortizarán en parte, de conformidad con la sección 2:325, párrafo 3, del DCC, y en parte se desdoblarán (y tendrán un valor nominal de 0,01 euros cada una) y pasarán a ser Acciones Ordinarias de DutchCo en autocartera. Está previsto que después de la Fecha de Efectividad de la Fusión, MFE lleve a cabo un programa de recompra de acciones propias por un importe conjunto máximo que se determinará después de la compra, en su página, de las acciones respecto de las que se ejerciten los derechos de separación, si las hubiere.

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| Ai sensi del diritto olandese, dell'attuale statuto di DutchCo e della versione proposta dello statuto di MFE, le azioni proprie di DutchCo non avranno diritto ad alcuna distribuzione né saranno munite di alcun diritto di voto fintanto che saranno detenute da DutchCo. Le azioni proprie di DutchCo potranno essere poste al servizio (i) dei piani di incentivazione indicati nel Paragrafo 8.1, (ii) di operazioni di negoziazione e copertura ovvero (iii) del rapporto di cambio in relazione alla fusione di Videotime S.p.A. in Mediaset (efficace dal 1 marzo 2018); potranno, altresì, essere offerte e collocate sul mercato per la loro negoziazione successivamente alla Fusione ai sensi delle applicabili disposizioni legislative e regolamentari ovvero utilizzate per qualsiasi altro scopo consentito ai sensi delle applicabili disposizioni legislative e regolamentari. | De conformidad con el Derecho neerlandés, los actuales estatutos sociales de DutchCo y la versión propuesta de los estatutos sociales de MFE, mientras que las acciones de DutchCo sean titularidad de la propia DutchCo, dichas acciones no tendrán derecho a dividendos ni a voto. Las acciones en autocartera de DutchCo podrán destinarse a atender (i) los planes de incentivos indicados en la Sección 8.1, (ii) operaciones de negociación y cobertura, o (iii) la ecuación de canje relativa a la fusión de Videotime S.p.A. con Mediaset (efectiva desde el 1 de marzo de 2018), o podrán ofertarse y colocarse para su negociación en el mercado después de la Fusión, de conformidad con la normativa aplicable, o utilizarse con cualquier otra finalidad conforme con la normativa aplicable. | According to Dutch law, the current articles of association of DutchCo and the proposed version of the articles of association of MFE, during the time that shares in DutchCo are held by DutchCo itself, these shares shall not be entitled to any distribution or voting rights. DutchCo treasury shares may be allocated to serve (i) the incentive plans indicated in Section 8.1, (ii) trading and hedging operations, or (iii) the exchange ratio in relation to the merger of Videotime S.p.A. in Mediaset (effective as of 1 March 2018), or may be offered and allocated for trading on the market after the Merger, in accordance with applicable laws and regulations or used for any other purpose in compliance with the applicable laws and regulations. |
| A seguito dell'efficacia della Fusione, tutti gli ADRs di Mediaset saranno annullati e concambiati con ADRs di DutchCo come descritto nel Paragrafo 3.1. | Como consecuencia de la efectividad de la Fusión, todos los ADRs de Mediaset se amortizarán por ADRs de DutchCo conforme a lo dispuesto en la Sección 3.1. | As a result of the Merger becoming effective, all Mediaset ADRs will be cancelled and exchanged for DutchCo ADRs in accordance with Section 3.1. |
| 4.2. La procedura per l'esecuzione del concambio di azioni di Mediaset e Mediaset España con Azioni Ordinarie DutchCo sarà la seguente: | 4.2. El procedimiento para el canje de las acciones de Mediaset y Mediaset España por Acciones Ordinarias de DutchCo será el siguiente: | 4.2. The procedure for the exchange of Mediaset and Mediaset España shares for DutchCo Ordinary Shares will be as follows: |
| – una volta perfezionata la Fusione, avverrà il concambio delle azioni di Mediaset e Mediaset España con Azioni Ordinarie DutchCo; | – al consumarse la Fusión se procederá al canje de las acciones de Mediaset y Mediaset España por Acciones Ordinarias de DutchCo; | – upon the Merger being completed, the exchange of Mediaset and Mediaset España shares for DutchCo Ordinary Shares will take place; |
| – le Azioni Ordinarie DutchCo da assegnare in occasione del perfezionamento della Fusione saranno emesse in regime di dematerializzazione ed assegnate agli azionisti beneficiari attraverso i sistemi di gestione accentrata organizzati da Monte Titoli S.p.A., da *Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A.U.* (**Iberclear**) nonché dai rispettivi depositari presso i quali le azioni di Mediaset e Mediaset España sono detenute o depositate, con effetto a partire dalla Data di Efficacia della Fusione; | – las Acciones Ordinarias de DutchCo que deban asignarse con motivo de la consumación de la Fusión se emitirán con efectos desde la Fecha de Efectividad de la Fusión en forma desmaterializada y se entregarán a los beneficiarios a través de los correspondientes sistemas de compensación y liquidación centralizados organizados por Monte Titoli S.p.A., Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A.U. (**Iberclear**) y los depositarios pertinentes en que se encuentren depositadas las acciones de Mediaset y Mediaset España; | – the DutchCo Ordinary Shares to be allotted upon completion of the Merger will be issued with effect as of the Merger Effective Date in dematerialized form and delivered to the beneficiaries through the applicable centralized clearing systems organized by Monte Titoli S.p.A., *Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A.U.* (**Iberclear**) and the relevant depositaries with which the shares of Mediaset and Mediaset España are held or deposited; |

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| – gli ADRs di DutchCo da assegnare in occasione del perfezionamento della Fusione saranno emessi dalla banca depositaria in regime di dematerializzazione e saranno assegnati ai beneficiari; | – los ADRs de DutchCo que deban asignarse con motivo de la consumación de la Fusión se emitirán en forma desmaterializada por el banco depositario y se entregarán a los beneficiarios; | – the DutchCo ADRs to be allotted upon completion of the Merger will be issued by the depositary bank in dematerialized form and delivered to the beneficiaries; |
| – ulteriori informazioni sulla procedura di assegnazione delle Azioni Ordinarie DutchCo saranno comunicate da Mediaset in un comunicato stampa da pubblicarsi sul sito internet di Mediaset (www.mediaset.it) e da Mediaset España con un avviso da pubblicarsi sul sito internet di Mediaset España (www.telecinco.es); | – información adicional sobre el procedimiento de asignación de las Acciones Ordinarias de DutchCo será comunicada por Mediaset en una nota de prensa que se publicará en la página web de Mediaset (www.mediaset.it) y por Mediaset España en un comunicado publicado en la página web de Mediaset España (www.telecinco.es); | – further information on the procedure for allocation of the DutchCo Ordinary Shares shall be communicated by Mediaset in a press release to be published on the website of Mediaset (www.mediaset.it) and by Mediaset España in a notice published on the website of Mediaset España (www.telecinco.es); |
| – DutchCo sopporterà i costi del concambio delle azioni di Mediaset e Mediaset España con Azioni Ordinarie DutchCo, diversi dai costi addebitati ai titolari di azioni Mediaset e Mediaset España da parte dei rispettivi depositari. | – DutchCo soportará todos los costes en relación con el canje de las acciones de Mediaset y Mediaset España por Acciones Ordinarias de DutchCo a excepción de cualesquiera gastos que sean repercutidos a los titulares de acciones de Mediaset y Mediaset España por sus respectivos custodios. | – DutchCo will bear the costs of the exchange of Mediaset and Mediaset España shares for DutchCo Ordinary Shares other than any costs charged to the holders of shares of Mediaset and Mediaset España by their respective custodians. |
| 4.3. Al fine di incentivare lo sviluppo e il coinvolgimento continuativo di una base stabile di azionisti di lungo periodo, così da rafforzare la stabilità del gruppo, la versione proposta dello statuto di MFE prevede un meccanismo di voto speciale (il **Meccanismo di Voto Speciale**). Lo scopo del Meccanismo di Voto Speciale è quello di premiare la detenzione di lungo periodo di Azioni Ordinarie DutchCo e di promuovere la stabilità della base azionaria di DutchCo assegnando agli azionisti di lunga durata Azioni a Voto Speciale (come di seguito definite), cui sono attribuiti diritti di voto ulteriori al diritto di voto attribuito da ciascuna Azione Ordinaria DutchCo che i medesimi deterranno. | 4.3. Con el fin de fomentar el desarrollo y la participación continuada y a largo plazo de un núcleo principal de accionistas de un modo tal que se refuerce la estabilidad del grupo, la propuesta de estatutos sociales de MFE prevé una estructura especial de voto (la **Estructura Especial de Voto**). El propósito de la Estructura Especial de Voto es recompensar la titularidad a largo plazo de las Acciones Ordinarias de DutchCo y promover la estabilidad de la base accionarial de DutchCo mediante el otorgamiento a los accionistas que se mantengan a largo plazo en el accionariado de DutchCo de Acciones Especiales de Voto (según se definen a continuación) a las que se atribuyen derechos de voto múltiples, adicionales al que otorga cada Acción Ordinaria de DutchCo de la que serán titulares. | 4.3. In order to foster the development and continued involvement of a core base of long-term shareholders in a manner that reinforces the group's stability, the proposed articles of association of MFE provide for a special-voting structure (the **Special-Voting Structure**). The purpose of the Special-Voting Structure is to reward long-term ownership of DutchCo Ordinary Shares and to promote stability of the DutchCo shareholders-base by granting long-term DutchCo shareholders Special Voting Shares (as defined below) to which multiple voting rights are attached in addition to the one granted by each DutchCo Ordinary Share that they will hold. |
| In particolare, il Meccanismo di Voto Speciale prevede che: | En concreto, según la Estructura Especial de Voto: | More precisely, according to the Special-Voting Structure: |
| (a) *Legittimazione a 3 diritti di voto. Assegnazione di Azioni a Voto Speciale A.* | (a) *Derecho a 3 derechos de voto. Asignación de Acciones Especiales de Voto A.* | (a) *Entitlement to 3 voting rights. Allotment of Special Voting Shares A.* |

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(i) Initial Allotment: the thirtieth calendar day after the Merger Effective Date, those Mediaset and Mediaset España shareholders who have so requested (in accordance with the procedure and the requirements set out in the following paragraph) prior to, respectively, the Mediaset Extraordinary Meeting (as defined in Section 11) and the Mediaset España General Meeting (as defined in Section 11) will be entitled to 3 voting rights for each DutchCo Ordinary Share held. For this purpose, MFE will issue special voting shares A attaching 2 voting rights each, having a nominal value of Euro 0.02 (Special Voting Shares A). On the thirtieth calendar day after the Merger Effective Date (the Initial Allocation Date A), such Special Voting Shares A will be allotted to those eligible Mediaset and Mediaset España shareholders. Holders of Mediaset and Mediaset España shares who wish to receive Special Voting Shares A on the Initial Allocation Date A are required to follow the procedure described, respectively, in the “Terms and Conditions for the initial allocation of special voting shares A – Mediaset” and the “Terms and Conditions for the initial allocation of special voting shares A – Mediaset España”, attached as Schedule 3 and Schedule 4, respectively, to the Common Cross-Border Merger Plan, as well as in the “Terms and Conditions for Special Voting Shares” attached as Schedule 5 to the present Common Cross-Border Merger Plan. 22 (i)Assegnazione Iniziale: il trentesimo giorno successivo alla Data di Efficacia della Fusione, gli azionisti di Mediaset e di Mediaset España che ne abbiano fatto richiesta (nel rispetto della procedura e dei requisiti descritti nel paragrafo che segue) prima, rispettivamente, dell’Assemblea Straordinaria Mediaset (come definita nel Paragrafo 11) e dell’Assemblea Mediaset España (come definita nel Paragrafo 11) saranno legittimati ad avere 3 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, MFE emetterà azioni a voto speciale A munite di 2 diritti di voto ciascuna, aventi valore nominale pari ad Euro 0,02 (le Azioni a Voto Speciale A). Decorsi trenta giorni dalla Data di Efficacia della Fusione (la Data di Assegnazione A Iniziale), tali Azioni a Voto Speciale A saranno assegnate agli azionisti di Mediaset e di Mediaset España legittimati. Ai titolari di azioni Mediaset e Mediaset España che desiderino ricevere Azioni a Voto Speciale A alla Data di Assegnazione A Iniziale è richiesto di seguire la procedura descritta, rispettivamente, nei “Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset” e nei “Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset España”, allegati al Progetto Comune di Fusione Transfrontaliera rispettivamente quali Allegato 3 e Allegato 4, nonché nei “Termini e Condizioni delle Azioni a Voto Speciale”, allegati al Progetto Comune di Fusione Transfrontaliera quale Allegato 5. (i) Asignación Inicial: en el trigésimo día natural posterior a la Fecha de Efectividad de la Fusión, aquellos accionistas de Mediaset y Mediaset España que lo hayan solicitado (de conformidad con el procedimiento y los requisitos expuestos en el párrafo siguiente) antes de la Junta Extraordinaria de Mediaset (tal y como se define en la Sección 11) y la Junta General de Mediaset España (tal y como se define en la Sección 11), respectivamente, tendrán derecho a 3 derechos de voto por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, MEF emitirá acciones especiales de voto A, cada una de las cuales tendrá 2 derechos de voto y un valor nominal de 0,02 euros (las Acciones Especiales de Voto A). En el trigésimo día nautural posterior a la Fecha de Efectividad de la Fusión (la Fecha de Asignación Inicial A), dichas Acciones Especiales de Voto A serán asignadas a los accionistas de Mediaset y de Mediaset España que estén legitimados para recibirlas. Los accionistas de Mediaset y Mediaset España que deseen recibir Acciones Especiales de Voto A en la Fecha de Asignación Inicial A deberán seguir el procedimiento descrito, respectivamente, en los “Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A - Mediaset” y en los “Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A - Mediaset España”, que se adjuntan como Anexo 3 y Anexo 4, respectivamente, al Proyecto Común de Fusión Transfronteriza, así como en los “Términos y Condiciones de las Acciones Especiales de Voto” que se adjuntan como Anexo 5 al presente Proyecto Común de Fusión Transfronteriza;

(ii) Subsequent Allotment: as an alternative to the Initial Allotment procedure described under (i), after three years of uninterrupted ownership as well as uninterrupted registration, of DutchCo Ordinary Shares in a special loyalty register, shareholders of MFE will be entitled to 3 voting rights for each DutchCo Ordinary Share held. For this purpose, MFE will issue Special Voting Shares A. On the day falling three years after the registration of the DutchCo Ordinary Shares in a special loyalty register (the Subsequent Allocation Date A), such Special Voting Shares A will be allotted to those eligible MFE shareholders. (b) Entitlement to 5 voting rights. Allotment of Special Voting Shares B. After two years of uninterrupted ownership of Special Voting Shares A – as well as of uninterrupted registration in a special loyalty register of the DutchCo Ordinary Shares for which such Special Voting Shares A have been allotted –, shareholders of MFE will be entitled to 5 voting rights for each DutchCo Ordinary Share held. For this purpose, each Special Voting Share A held will be converted into one special voting share B attaching 4 voting rights, having a nominal value of Euro 0.04 (Special Voting Shares B). On the day falling two years after the date of allotment of Special Voting Shares A – whether it be the Initial Allocation Date A or the Subsequent Allocation Date A, as the case may be –, such Special Voting Shares B will be acquired by those eligible MFE shareholders by way of conversion of the Special Voting Shares A already held. (c) Entitlement to 10 voting rights. Allotment of Special Voting Shares C. 23 (ii)Assegnazione Successiva: in alternativa all’Assegnazione Iniziale, come descritta sub (i), decorsi tre anni di detenzione ininterrotta delle Azioni Ordinarie DutchCo nonché di registrazione continuativa delle medesime in un apposito registro speciale, gli azionisti di MFE saranno legittimati ad avere 3 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, MFE emetterà Azioni a Voto Speciale A. Il giorno corrispondente a tre anni dopo la data di iscrizione delle Azioni Ordinarie DutchCo in un apposito registro speciale (la Data di Assegnazione A Successiva), tali Azioni a Voto Speciale A saranno assegnate agli azionisti di MFE legittimati. (b)Legittimazione a 5 diritti di voto. Assegnazione di Azioni a Voto Speciale B. Decorsi due anni di detenzione ininterrotta di Azioni a Voto Speciale A – nonché di iscrizione continuativa in un apposito registro speciale delle Azioni Ordinarie DutchCo cui tali Azioni a Voto Speciale A sono associate – gli azionisti di MFE saranno legittimati ad avere 5 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, ciascuna Azione a Voto Speciale A detenuta sarà convertita in un’azione a voto speciale B munita di 4 diritti di voto, avente valore nominale pari ad Euro 0,04 (le Azioni a Voto Speciale B). Il giorno corrispondente a due anni dopo la data di assegnazione di Azioni a Voto Speciale A – sia essa la Data di Assegnazione A Iniziale o la Data di Assegnazione A Successiva, a seconda dei casi –, tali Azioni a Voto Speciale B saranno acquisite dagli azionisti di MFE legittimati per effetto della conversione delle Azioni a Voto Speciale A già detenute. (c)Legittimazione a 10 diritti di voto. Assegnazione di Azioni a Voto Speciale C. (ii) Asignación Subsiguiente: como alternativa al procedimiento de Asignación Inicial descrito en el apartado (i), tras tres años de titularidad ininterrumpida, así como de inscripción ininterrumpida en un registro especial, de las Acciones Ordinarias de DutchCo, los accionistas de MFE tendrán derecho a 3 derechos de voto por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, MFE emitirá Acciones Especiales de Voto A. En el día en que hayan transcurrido tres años desde la inscripción de las Acciones Ordinarias de DutchCo en un registro especial (la Fecha de Asignación Subsiguiente A), dichas Acciones Especiales de Voto A serán asignadas a los accionistas de MFE que estén legitimados para recibirlas. (b)Derecho a 5 derechos de voto. Asignación de Acciones Especiales de Voto B. Después de dos años de titularidad ininterrumpida de Acciones Especiales de Voto A —así como de inscripción ininterrumpida en un registro especial de aquellas Acciones Ordinarias de DutchCo por razón de las cuales se hayan asignado dichas Acciones Especiales de Voto A—, los accionistas de MFE tendrán derecho a 5 derechos votos por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, cada Acción Especial de Voto A de la que sean titulares se convertirá en una acción especial de voto B, que tendrá 4 derechos de voto y un valor nominal de 0,04 euros (Acciones Especiales de Voto B). En el día en que hayan transcurrido dos años desde la fecha de asignación de las Acciones Especiales de Voto A —ya sea la Fecha de Asignación Inicial A o la Fecha de Asignación Subsiguiente A, según sea el caso—, dichas Acciones Especiales de Voto B serán adquiridas por los accionistas de MFE que estén legitimados para ello por medio de la conversión de las Acciones Especiales de Voto A de las que ya fueran titulares. (c)Derecho a 10 derechos de voto. Asignación de Acciones Especiales de Voto C.

After three years of uninterrupted ownership of Special Voting Shares B – as well as uninterrupted registration in a special loyalty register of the DutchCo Ordinary Shares for which such Special Voting Shares B have been allotted – shareholders of MFE will be entitled to 10 voting rights for each DutchCo Ordinary Share held. For this purpose, each Special Voting Share B held will be converted into one special voting share C attaching 9 voting rights, having a nominal value of Euro 0.09 (Special Voting Shares C). On the day falling three years after the date of allotment of Special Voting Shares B, such Special Voting Shares C will be acquired by those eligible MFE shareholders by way of conversion of the Special Voting Shares B already held. Special Voting Shares A, Special Voting Shares B and Special Voting Shares C are collectively referred to as Special Voting Shares. Special Voting Shares will not be tradable on the Mercato Telematico Azionario and on the Spanish Stock Exchanges and will have only minimal economic entitlements. The characteristics of the Special Voting Shares are set out in the proposed articles of association of MFE attached as Schedule 2 to the present Common Cross-Border Merger Plan and in the “Terms and Conditions for Special Voting Shares” attached as Schedule 5 to the present Common Cross-Border Merger Plan. In case of discrepancy between the summary included in this Section 4.3, on the one hand, and the provisions set out in the proposed articles of association and “Terms and Conditions for Special Voting Shares”, on the other hand, the latter shall prevail. 24 Decorsi tre anni di detenzione ininterrotta di Azioni a Voto Speciale B – nonché di iscrizione continuativa in un apposito registro speciale delle Azioni Ordinarie DutchCo cui tali Azioni a Voto Speciale B sono associate – gli azionisti di MFE saranno legittimati ad avere 10 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, ciascuna Azione a Voto Speciale B detenuta sarà convertita in un’azione a voto speciale C munita di 9 diritti di voto, avente valore nominale pari ad Euro 0,09 (le Azioni a Voto Speciale C). Il giorno corrispondente a tre anni dopo la data di assegnazione di Azioni a Voto Speciale B, tali Azioni a Voto Speciale C saranno acquisite dagli azionisti di MFE legittimati per effetto della conversione delle Azioni a Voto Speciale B già detenute. Le Azioni a Voto Speciale A, le Azioni a Voto Speciale B e le Azioni a Voto Speciale C sono di seguito congiuntamente definite le Azioni a Voto Speciale. Le Azioni a Voto Speciale non saranno negoziabili sul Mercato Telematico Azionario né sui Mercati Azionari Spagnoli e attribuiranno diritti patrimoniali limitati. Le caratteristiche delle Azioni a Voto Speciale sono disciplinate nella versione proposta dello statuto sociale di MFE, allegata al Progetto Comune di Fusione Transfrontaliera quale Allegato 2, nonché nei “Termini e Condizioni delle Azioni a Voto Speciale”, allegati al Progetto Comune di Fusione Transfrontaliera quale Allegato 5. In caso di difformità tra quanto descritto nel presente Paragrafo 4.3, da una parte, e le previsioni incluse nella versione proposta dello statuto sociale e nei “Termini e Condizioni delle Azioni a Voto Speciale”, dall’altra parte, questi ultimi prevarranno. Después de tres años de tenencia interrumpida de Acciones Especiales de Voto B —así como de inscripción ininterrumpida en un registro especial de las Acciones Ordinarias de DutchCo por razón de las cuales se hayan asignado dichas Acciones Especiales de Voto B—, los accionistas de MFE tendrán derecho a 10 votos por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, cada Acción Especial de Voto B de la que sean titulares se convertirá en una acción especial de voto C, que tendrá 9 derechos de voto y un valor nominal de 0,09 euros (Acciones Especiales de Voto C). En el día en que hayan transcurrido tres años desde la fecha de asignación de las Acciones Especiales de Voto B, dichas Acciones Especiales de Voto C serán adquiridas por los accionistas de MFE que estén legitimados para ello por medio de la conversión de las Acciones Especiales de Voto B de las que ya fueran titulares. Las Acciones Especiales de Voto A, las Acciones Especiales de Voto B y las Acciones Especiales de Voto C se denominarán conjuntamente las Acciones Especiales de Voto. Las Acciones Especiales de Voto no serán negociables en el Mercato Telematico Azionario y en las Bolsas Españolas, y tan sólo tendrán derechos económicos mínimos. Las características de las Acciones Especiales de Voto están descritas en la propuesta de los estatutos sociales de MFE, que se adjuntan como Anexo 2 al presente Proyecto Común de Fusión Transfronteriza, y en los “Términos y Condiciones de las Acciones Especiales de Voto” que se adjuntan como Anexo 5 al presente Proyecto Común de Fusión Transfronteriza. En caso de discrepancia entre el resumen incluido en esta Sección 4.3, por un lado, y las disposiciones previstas en la propuesta de los estatutos sociales y en los “Términos y Condiciones de las Acciones Especiales de Voto”, por otro, prevalecerán estas últimas.

For the avoidance of doubt, Special Voting Shares are not part of the Exchange Ratios set out in Section 3.1. 4.4. Neither Mediaset nor Mediaset España has any shares outstanding that are non-voting shares or non-profit-sharing shares. Therefore, Section 2:326 sub (d) to (f) of the DCC and the special compensation arrangement (bijzondere schadeloosstellingsregeling) as referred to in Section 2:330a of the DCC do not apply. 5. 5.1. BOARD OF DIRECTORS OF DUTCHCO As of the date of the present Common Cross-Border Merger Plan, the board of directors of DutchCo is composed of the following members, as appointed by the shareholders’ meeting of DutchCo held on 16 July 2018: Mr. Marco Giordani, Chairman Ms. Monica Ballabio, Director Mr. Luigi Motta, Director Mr. Simone Sole, Director Mr. Pasquale Straziota, Director As described in the proposed articles of association of MFE, attached as Schedule 2, following the 5.2. Merger the board of directors of MFE will consist of executive directors and non-executive directors. Membership of the board of directors of DutchCo is expected to change as of the Merger Effective Date and will be disclosed pursuant to applicable legal requirements. 5.3. The general meeting of shareholders of DutchCo which will resolve on the Merger, and thus be held prior to the completion of the Merger, will resolve upon the appointment of the members of the board of directors of MFE, in accordance with the provisions of the current articles of association of DutchCo. 25 Per mera chiarezza, si precisa che le Azioni a Voto Speciale non costituiscono parte dei Rapporti di Cambio descritti nel Paragrafo 3.1. 4.4. Né Mediaset, né Mediaset España hanno emesso azioni senza diritto di voto o prive del diritto di partecipazione agli utili. Non trovano, pertanto, applicazione la Sezione 2:326 da (d) a (f) del Codice Civile Olandese né l’accordo di remunerazione speciale (bijzondere schadeloosstellingsregeling) di cui alla Sezione 2:330a del Codice Civile Olandese. 5.CONSIGLIO DI AMMINISTRAZIONE DI DUTCHCO 5.1. Alla data del presente Progetto Comune di Fusione Transfrontaliera, il consiglio di amministrazione di DutchCo è composto dai seguenti membri, come designati dall’assemblea degli azionisti di DutchCo tenutasi in data 16 luglio 2018: Marco Giordani, presidente Monica Ballabio, consigliere Luigi Motta, consigliere Simone Sole, consigliere Pasquale Straziota, consigliere 5.2. Come descritto nella versione proposta dello statuto di MFE, qui allegata quale Allegato 2, a seguito della Fusione il consiglio di amministrazione di MFE sarà composto da amministratori esecutivi e non esecutivi. Si prevede che l’attuale composizione del consiglio di amministrazione di DutchCo sarà modificata con efficacia dalla Data di Efficacia della Fusione; di tale modifica sarà data informazione nel rispetto della disciplina legislativa applicabile. 5.3. L’assemblea degli azionisti di DutchCo, che delibererà sulla Fusione e che pertanto sarà tenuta prima del perfezionamento della Fusione, delibererà altresì in merito alla nomina di ciascun candidato alla carica di consigliere di amministrazione di MFE ai sensi delle disposizioni dello statuto attuale di DutchCo. A efectos aclaratorios, las Acciones Especiales de Voto no forman parte de las Ecuaciones de Canje que figuran en la Sección 3.1. 4.4. Ni Mediaset ni Mediaset España tienen acciones en circulación que sean acciones sin voto o acciones sin derechos económicos. Por lo tanto, la sección 2:326 sub (d) a (f) del DCC y el acuerdo de compensación especial (bijzondere schadeloosstellingsregeling) a que se refiere la sección 2:330a del DCC no resultan de aplicación. 5.CONSEJOS DE ADMINISTRACIÓN DE LAS SOCIEDADES 5.1. A la fecha de este Proyecto Común de Fusión Transfronteriza, el consejo de administración de DutchCo está compuesto por los siguientes miembros, designados por la junta de accionistas de DutchCo de 16 de julio de 2018: D. Marco Angelo Ettore Giordani (presidente) Dña. Monica Ballabio (consejera) D. Luigi Motta (consejero) D. Simone Sole (consejero) D. Pasquale Straziota (consejero) 5.2. Tal y como se describe en la propuesta de los estatutos sociales de MFE que se adjuntan como Anexo 2, tras la Fusión el consejo de administración de MFE estará compuesto por consejeros ejecutivos y no ejecutivos. Está previsto que la composición del consejo de administración se modifique a partir de la Fecha de Efectividad de la Fusión y la nueva composición se dará a conocer de conformidad con las exigencias legales aplicables. 5.3. La junta general de accionistas de DutchCo que decidirá sobre la Fusión, y que por ello se celebrará antes de la consumación de la Fusión, acordará el nombramiento de los miembros del consejo de administración de MFE de conformidad con las disposiciones de los actuales estatutos sociales de DutchCo.

6. ADVANTAGES, IF ANY, GRANTED TO MEMBERS OF THE BOARDS OF DIRECTORS, THE EXPERTS EXAMINING THE PRESENT COMMON CROSS-BORDER MERGER PLAN OR THE STATUTORY AUDITORS OF THE MERGING COMPANIES ON OCCASION OF THE MERGER 6.1. No special advantages shall be granted to members of any of the Boards of Directors or of the management of the Merging Companies or to any other person on the occasion of the Merger. 6.2. No special advantages connected with the Merger have been established for the experts appointed by or at the request of the Merging Companies for purposes of drafting the mandatory expert’s reports. They will receive adequate remuneration in consideration for the services rendered. 6.3. No special advantages connected with the Merger have been established for the statutory auditors or the members of supervisory or control bodies of the Merging Companies. 7. MERGER EFFECTIVE DATE: LEGAL AS WELL AS FINANCIAL AND ACCOUNTING DATA 7.1. Subject to the completion of the pre-merger formalities and the satisfaction (or the waiver, as the case may be) of the conditions precedent, as described in Section 17, the Merger shall be implemented in accordance with Section 2:318 of the DCC and, as such, will become effective on the Merger Effective Date, namely at 00:00 am CET (Central European Time) on the day following the day on which the Merger Deed is executed before a civil law notary officiating in the Netherlands. The Dutch Commercial Register will subsequently inform the Companies' Register of Milan and the Commercial Register of Madrid about the Merger Effective Date. 26 6. VANTAGGI EVENTUALMENTE RISERVATI AI COMPONENTI DEI CONSIGLI DI AMMINISTRAZIONE, AGLI ESPERTI CHE ESAMINANO IL PRESENTE PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA O AI SINDACI DELLE SOCIETÀ PARTECIPANTI ALLA FUSIONE, IN OCCASIONE DELLA FUSIONE 6.1. In relazione alla Fusione, non sarà attribuito alcun vantaggio particolare a favore dei membri dei Consigli di Amministrazione ovvero dei componenti del management delle Società Partecipanti alla Fusione o a favore di altri soggetti. 6.2. Nessun vantaggio particolare è stato riservato, in relazione alla Fusione, a favore degli esperti nominati dalle – o su richiesta delle – Società Partecipanti alla Fusione ai fini della predisposizione delle relazioni previste ai sensi di legge. Essi riceveranno una retribuzione adeguata alle mansioni svolte. 6.3. In relazione alla Fusione, non sarà attribuito alcun vantaggio particolare a favore dei sindaci, dei membri degli organismi di vigilanza o degli organi di controllo delle Società Partecipanti alla Fusione. 7. DATA DI EFFICACIA DELLA FUSIONE AI FINI LEGALI, FINANZIARI E CONTABILI 7.1. Subordinatamente al completamento delle formalità preliminari alla Fusione e all’avveramento (o alla rinuncia, a seconda dei casi) delle condizioni sospensive, come descritte nel Paragrafo 17, la Fusione sarà eseguita in conformità con quanto previsto dalla Sezione 2:318 del Codice Civile Olandese e, pertanto, diverrà efficace alla Data di Efficacia della Fusione, e cioè alle ore 00:00 CET (Central European Time) del giorno successivo a quello di stipulazione dell’Atto di Fusione dinanzi ad un notaio operante in Olanda. Successivamente, il Registro delle Imprese olandese informerà il Registro delle Imprese di Milano e il Registro delle Imprese di Madrid in relazione alla Data di Efficacia della Fusione. 6.VENTAJAS, EN SU CASO, ATRIBUIDAS A LOS MIEMBROS DE LOS CONSEJOS DE ADMINISTRACIÓN, A LOS EXPERTOS QUE EXAMINEN EL PRESENTE PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA O A LOS AUDITORES DE LAS SOCIEDADES CON MOTIVO DE LA FUSIÓN 6.1. No se atribuirán ventajas especiales a los miembros de ninguno de los Consejos de Administración o de la dirección de ninguna de las Sociedades Participantes en la Fusión o a cualquier otra persona con motivo de la Fusión. 6.2. No se han establecido ventajas especiales en relación con la Fusión para los expertos designados por o a solicitud de las Sociedades Participantes en la Fusión a efectos de la redacción de los preceptivos informes de expertos. Los expertos recibirán una remuneración adecuada en contraprestación por los servicios prestados. 6.3. No se han establecido ventajas especiales relacionadas con la Fusión para los auditores de cuentas o los miembros de los órganos de supervisión o control de las Sociedades Participantes en la Fusión. 7. FECHA DE EFECTIVIDAD DE LA FUSIÓN: INFORMACIÓN LEGAL, ASÍ COMO FINANCIERA Y CONTABLE 7.1. Con sujeción al cumplimiento de las formalidades previas a la Fusión y a la satisfacción (o, en su caso, la renuncia) de las condiciones suspensivas, según están descritas en la Sección 17, la Fusión se llevará a cabo de conformidad con la sección 2:318 del DCC y, como tal, devendrá efectiva en la Fecha de Efectividad de la Fusión, es decir, a las 00:00 horas CET (Central European Time) del día siguiente a aquel en que se otorgue la Escritura de Fusión ante un notario público ejerciente en los Países Bajos. El Registro Mercantil neerlandés informará posteriormente al Registro Mercantil de Milán y al Registro Mercantil de Madrid de la Fecha de Efectividad de la Fusión.

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| 7.2. Ai sensi delle disposizioni olandesi in materia di contabilità, le attività, le passività e gli altri rapporti giuridici di Mediaset e Mediaset España saranno riflessi nei bilanci e nelle altre relazioni finanziarie di DutchCo a partire dal primo giorno dell'esercizio sociale di DutchCo in cui sarà intervenuta la Data di Efficacia della Fusione e, pertanto, gli effetti contabili della Fusione saranno registrati nei bilanci annuali di DutchCo da tale data. | 7.2. Conforme a la normativa contable neerlandesa aplicable, los activos, pasivos y otras relaciones jurídicas de Mediaset y Mediaset España se reflejarán en las cuentas y demás informes financieros de DutchCo a partir del primer día del año en el que tenga lugar la Fecha de Efectividad de la Fusión y, por tanto, los efectos contables de la Fusión se registrarán en las cuentas anuales de DutchCo a partir de esa fecha. | 7.2. According to Dutch applicable accounting regulations, the assets, liabilities and other legal relationships of Mediaset and Mediaset España will be reflected in the accounts and other financial reports of DutchCo as of the first day of the DutchCo's financial year in which the Merger Effective Date has occured, and, therefore, the accounting effects of the Merger will be recorded in DutchCo's annual accounts from that date. |
| 7.3. Ai sensi delle disposizioni italiane in materia di contabilità, gli effetti contabili della Fusione in Italia saranno retrodatati, con riferimento a Mediaset, al primo giorno dell'esercizio sociale di DutchCo in cui sarà intervenuta la Data di Efficacia della Fusione. | 7.3. Conforme a la normativa contable italiana aplicable, los efectos contables de la Fusión en Italia en lo que respecta a Mediaset se retrotraerán al primer día de aquel ejercicio social de DutchCo en el que haya tenido lugar la Fecha de Efectividad de la Fusión. | 7.3. According to Italian applicable accounting regulations, the accounting effects of the Merger in Italy as regards Mediaset will be backdated as of the first day of the DutchCo's financial year in which the Merger Effective Date has occured. |
| 7.4. Ai sensi delle disposizioni spagnole in materia di contabilità *(Plan General de Contabilidad)*, gli effetti contabili della Fusione in Spagna saranno retrodatati, con riferimento a Mediaset España, al primo giorno dell'esercizio sociale of DutchCo in cui l'Assemblea Mediaset España abbia approvato la Fusione. | 7.4. Conforme a la normativa contable española aplicable (Plan General de Contabilidad), los efectos contables de la Fusión en España en lo que respecta a Mediaset España se retrotraerán al primer día de aquel ejercicio social de DutchCo en el que la Junta General de Mediaset España haya aprobado la Fusión. | 7.4. According to Spanish applicable accounting regulations *(Plan General de Contabilidad)*, the accounting effects of the Merger in Spain as regards Mediaset España will be backdated as of the first day of the DutchCo's financial year in which the Mediaset España General Meeting has approved the Merger. |
| 7.5. Pertanto, qualora la Data di Efficacia della Fusione intervenga entro la fine del 2019, gli effetti contabili della Fusione in Spagna, in Italia e in Olanda saranno retrodatati al 1 luglio 2019; viceversa, qualora la Data di Efficacia della Fusione intervenga nel 2020, gli effetti contabili della Fusione in Italia e in Olanda saranno retrodatati al 1 gennaio 2020, mentre gli effetti contabili della Fusione in Spagna saranno retrodatati al 1 luglio 2019. | 7.5. Por consiguiente, si la Fecha de Efectividad de la Fusión tuviera lugar a finales de 2019, los efectos contables de la Fusión en España, Italia y los Países Bajos se retrotraerían al 1 de julio de 2019; si, en su lugar, la Fecha de Efectividad de la Fusión tuviera lugar en 2020, los efectos contables de la Fusión en Italia y en los Países Bajos se retrotraerían al 1 de enero de 2020, mientras que los efectos contables de la Fusión en España se retrotraerían a 1 de julio de 2019. | 7.5. Therefore, should the Merger Effective Date occur by the end of 2019, the accounting effects of the Merger in Spain, Italy and the Netherlands would be backdated to 1 July 2019; should the Merger Effective Date occur in 2020 instead, the accounting effects of the Merger in Italy and in the Netherlands would be backdated to 1 January 2020, while the accounting effects of the Merger in Spain would be backdated to 1 July 2019. |
| 7.6. Ai sensi dell'Articolo 172, comma 9, del D.P.R. italiano n. 917 del 22 dicembre 1986 ("**Tuir**"), l'Atto di Fusione stabilirà che ai fini delle imposte italiane sui redditi gli effetti della Fusione decorreranno dal primo giorno del periodo di imposta della Società Incoroporante in cui sarà intervenuta la Data di Efficacia della Fusione. | 7.6. De conformidad con el artículo 172, párrafo 9, del Decreto Presidencial italiano nº. 917 de 22 de diciembre de 1986 (el **ITC**), la Escritura de Fusión dispondrá que a efectos del impuesto sobre la renta en Italia los efectos de la Fusión se retrotraerán a 1 de enero de aquel período impositivo de la Sociedad Absorbente en el que tenga lugar la Fecha de Efectividad de la Fusión. | 7.6. According to Article 172, paragraph 9, of Italian Presidential Decree No. 917 of 22 December 1986 (the **ITC**), the Merger Deed will provide that for the purposes of Italian income taxes the effects of the Merger will be backdated to the first day of the tax period of the Absorbing Company in which the Merger Effective Date has occurred. |

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8. 8.1. OTHER RIGHTS CHARGEABLE TO DUTCHCO Mediaset has adopted (i) the 2015-2017 medium-long term incentive plan (the 2015-2017 Plan) and (ii) the 2018-2020 medium-long term incentive plan (the 2018-2020 Plan), each of which is divided into three-year cycles, for the benefit of the executives (both of Mediaset and of its subsidiaries) who are in charge of functions that are significant for achieving the group's strategic results. By way of implementation of the second three-year cycle (2016-2017-2018) of the 2015-2017 Plan, the beneficiaries of such plan will receive, during the course of 2019 and before the Merger Effective Date, Mediaset shares pursuant to the terms and conditions set forth under the plan and in the regulation thereof. Such shares will be exchanged for DutchCo Ordinary Shares pursuant to the Exchange Ratio I. Taking into consideration the effect of the Merger on the implementation of the 2015-2017 Plan and the 2018-2020 Plan, the board of directors of Mediaset, upon release of a favourable opinion by the Remuneration Committee, pursuant to the relevant regulations, resolved to suspend the implementation of the third three-year cycle of the 2015-2017 Plan and the 2018-2020 Plan. 28 8.ULTERIORI DIRITTI VANTATI NEI CONFRONTI DI DUTCHCO 8.1. Mediaset ha adottato (i) il piano d’incentivazione a medio lungo termine 2015-2017 (Piano 2015-2017) e (ii) il piano d’incentivazione a medio lungo termine 2018-2020 (Piano 2018-2020), suddivisi in cicli triennali, destinati ai dirigenti di Mediaset e di società controllate che svolgono funzioni rilevanti per il conseguimento dei risultati strategici del gruppo. In attuazione del secondo ciclo triennale (2016-2017-2018) del Piano 2015-2017, i beneficiari del piano, nel corso del 2019, prima della Data di Efficacia della Fusione, riceveranno azioni Mediaset nei termini ed alle condizioni stabiliti nel piano e nel relativo regolamento. Tali azioni saranno oggetto di concambio con Azioni Ordinarie DutchCo, secondo il Rapporto di Cambio I. Il consiglio di amministrazione di Mediaset, previo parere favorevole del Comitato Remunerazione, ai sensi dei relativi regolamenti, tenuto conto degli effetti della Fusione sull’attuazione del Piano 2015-2017 e del Piano 2018-2020, ha deliberato di sospendere l’attuazione del terzo ciclo del Piano 2015-2017 ed il Piano 2018-2020. 8.OTROS DERECHOS A CUENTA DE DUTCHCO 8.1. Mediaset ha adoptado, en beneficio de los directivos (tanto de Mediaset como de sus filiales) que están a cargo de funciones que son significativas para la consecución de los resultados estratégicos del grupo, (i) el plan de incentivos a medio-largo plazo de 2015-2017 (el Plan 2015-2017) y (ii) el plan de incentivos a medio-largo plazo de 2018-2020 (el Plan 2018-2020), cada uno de los cuales está dividido en ciclos trienales. Para ejecutar el segundo ciclo trienal (2016-2017-2018) del Plan 2015-2017, los beneficiarios de dicho plan recibirán, a lo largo de 2019 y antes de la Fecha de Efectividad de la Fusión, acciones de Mediaset conforme a los términos y condiciones establecidos en el plan y en su reglamento. Dichas acciones serán canjeadas por Acciones Ordinarias de DutchCo conforme a la Ecuación de Canje I. Habida cuenta del efecto de la Fusión sobre la ejecución del Plan 2015-2017 y del Plan 2018-2020, el consejo de administración de Mediaset, previa emisión de un dictamen favorable de la Comisión de Retribuciones, conforme a los reglamentos correspondientes, ha acordado suspender la ejecución del tercer ciclo trienal del Plan 2015-2017 y el Plan 2018-2020.

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| Si prevede che il consiglio di amministrazione di MFE, previo parere del proprio comitato remunerazione e nomine, ai sensi dei relativi regolamenti, (i) quanto al Piano 2015-2017 (relativamente al terzo ciclo), apporti le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici, secondo le regole comunemente accettate dalla prassi dei mercati finanziari e (ii) quanto al Piano 2018-2020, decida, tenuto conto del miglior interesse del gruppo, se apportare le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici o se annullare il piano, disciplinando le modalità di liquidazione anticipata. Si prevede che il consiglio di amministrazione di MFE assuma le proprie determinazioni entro la fine del semestre successivo alla Data di Efficacia della Fusione. | Está previsto que el consejo de administración de MFE, previa emisión de un dictamen de su comisión de retribuciones y nominaciones, conforme a los reglamentos correspondientes, (i) realizará los ajustes oportunos en relación con el Plan 2015-2017 (y el tercer ciclo trienal del mismo) con el fin de mantener sustancialmente inalterado (en la medida de lo posible) el respectivo contenido económico, de acuerdo con las reglas comúnmente aceptadas en los mercados financieros, y (ii) decidirá, actuando en el mejor interés del grupo, respecto del Plan 2018-2020, si procede realizar los ajustes oportunos para mantener sustancialmente inalterado (en la medida de lo posible) el respectivo contenido económico o cancelar el plan, determinando en tal caso el procedimiento de liquidación anticipada. Está previsto que el consejo de administración de MFE adopte los correspondientes acuerdos antes del fin del semestre siguiente a la Fecha de Efectividad de la Fusión. | | It is envisaged that the board of directors of MFE, upon release of an opinion by its compensation and nominating committee, pursuant to the relevant regulations, (i) with respect to the 2015-2017 Plan (and to third three-year cycle of the same), will make appropriate adjustments in order to maintain substantially unchanged the respective economic content (to the extent possible), according to the rules commonly accepted in the financial markets, and (ii) with respect to the 2018-2020 Plan, will resolve, acting in the best interest of the group, whether to make appropriate adjustments in order to maintain substantially unchanged the respective economic content (to the extent possible) or to cancel the plan, thus determining the procedure for early settlement. It is envisaged that the board of directors of MFE will adopt the relevant resolutions within the end of the semester following the Merger Effective Date. |
| 8.2. Mediaset España ha adottato (i) il piano di incentivazione a lungo termine 2017-2019, (ii) il piano di incentivazione a lungo termine 2018-2020, e (iii) il piano di incentivazione a lungo termine 2019-2021 (congiuntamente i **Piani ME**) a beneficio dei dirigenti (sia di Mediaset España sia delle sue controllate) che rivestono ruoli significativi al fine di conseguire risultati strategici per il gruppo. | Mediaset España ha adoptado, en beneficio de los directivos (tanto de Mediaset España como de sus filiales) que están a cargo de funciones que son significativas para la consecución de los resultados estratégicos del grupo, (i) el plan de incentivos a largo plazo de 2017-2019, (ii) el plan de incentivos a largo plazo de 2018-2020 y (iii) el plan de incentivos a largo plazo de 2019-2021 (conjuntamente los **Planes ME**). | 8.2. | Mediaset España has adopted (i) the 2017-2019 long term incentive plan, (ii) the 2018-2020 long term incentive plan, and (iii) the 2019-2021 long term incentive plan (collectively, the **ME Plans**), for the benefit of the executives (both of Mediaset España and its subsidiaries) who are in charge of functions that are significant for achieving the group's strategic results. |
| Il consiglio di amministrazione di Mediaset España, previo parere favorevole del Comitato Nomine e Remunerazione, ha deliberato di sospendere l'attuazione dei Piani ME. Tale deliberazione, espressamente consentita dai regolamenti dei Piani ME, è stata adottata alla luce degli effetti che la Fusione potrebbe avere sui Piani ME medesimi. | El consejo de administración de Mediaset España, previa emisión de un dictamen favorable de la Comisión de Nombramientos y Retribuciones, ha acordado suspender la ejecución de los Planes ME. Este acuerdo, que está expresamente contemplado en los reglamentos aplicables a los Planes ME, ha sido adoptado a la luz de los efectos que la Fusión podría tener sobre los Planes ME. | | The board of directors of Mediaset España, upon release of a favourable opinion by the Appointment and Remuneration Committee, has resolved to suspend the implementation of the ME Plans. This resolution, which is expressly contemplated in the regulations applicable to the ME Plans, has been adopted in the light of the effects that the Merger could have on the ME Plans. |
| Si prevede che il consiglio di amministrazione di MFE, previo parere del proprio comitato remunerazione e nomine, deliberi di: | Está previsto que el consejo de administración de MFE, previa emisión de un dictamen de su comisión de retribuciones y nominaciones, decidirá: | | It is envisaged that the board of directors of MFE, upon release of an opinion by its compensation and nominating committee, will resolve that: |

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- apportare al piano di incentivazione a lungo termine 2017-2019 le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici, secondo le regole comunemente accettate dalla prassi dei mercati finanziari;
- in relazione al piano di incentivazione a lungo termine 2018-2020 e al piano di incentivazione a lungo termine 2019-2021, apportare le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici, tenuto conto del miglior interesse del gruppo, e/o di disciplinare una liquidazione anticipata di qualsivoglia di tali piani.

Si prevede che il consiglio di amministrazione di MFE assuma le proprie determinazioni entro la fine del semestre successivo alla Data di Efficacia della Fusione.

8.3. Fatta eccezione per (i) i beneficiari dei piani di incentivazione adottati da Mediaset e da Mediaset España di cui ai Paragrafi 8.1 e 8.2, e (ii) gli ex-azionisti di Videotime S.p.A. che non hanno ancora richiesto e, dunque, ricevuto azioni Mediaset a seguito del perfezionamento della fusione di Videotime S.p.A. in Mediaset (efficace dal 1 marzo 2018) non vi sono persone, diverse dagli azionisti di Mediaset o Mediaset España, che possano vantare diritti speciali nei confronti di Mediaset o di Mediaset España, quali diritti particolari alla distribuzione degli utili ovvero all'acquisto di azioni di nuova emissione di Mediaset o Mediaset España. Pertanto, DutchCo non dovrà riconoscere diritti particolari né dovrà pagare alcun compenso a qualsivoglia soggetto.

8.4. Alla data odierna, le Società Partecipanti alla Fusione non hanno emesso azioni di categoria diverse dalle azioni ordinarie.

- que el plan de incentivos a largo plazo de 2017-2019 sea modificado con el fin de mantener sustancialmente inalterado (en la medida de lo posible) el respectivo contenido económico, de acuerdo con las reglas comúnmente aceptadas en los mercados financieros;
- respecto de los planes de incentivos a largo plazo de 2018-2020 y 2019-2021, actuando en el mejor interés del grupo, si realizar los ajustes oportunos para mantener sustancialmente inalterados (en la medida de lo posible) los respectivos contenidos económicos y/o si llevar a cabo una liquidación anticipada de cualquiera de los planes.

Se prevé que el consejo de administración de MFE adoptará los correspondientes acuerdos antes del fin del semestre siguiente a la Fecha de Efectividad de la Fusión.

8.2. A excepción de (i) los beneficiarios de los planes de incentivos adoptados por Mediaset y Mediaset España según lo dispuesto en las Secciones 8.1 y 8.2, y (ii) los antiguos accionistas de Videotime S.p.A. que no hayan solicitado todavía y, por tanto, no hayan recibido acciones de Mediaset tras la fusión por absorción de Videotime S.p.A. con Mediaset (efectiva desde al 1 de marzo de 2018), no existen personas que, en cualquier otra condición que no sea la de accionista de Mediaset o Mediaset España, sean titulares de derechos especiales frente a Mediaset o Mediaset España, tales como derechos a participar en el reparto de beneficios o derechos a adquirir acciones de nueva emisión en el capital de Mediaset o Mediaset España. Por consiguiente, no se otorgarán derechos especiales y no se indemnizará a nadie a cargo de DutchCo.

8.3. Las Sociedades Participantes en la Fusión no tienen actualmente emitidas acciones de ninguna otra clase distinta a la clase de las acciones ordinarias.

- the 2017-2019 long term incentive plan will be amended in order to maintain substantially unchanged the respective economic content (to the extent possible), according to the rules commonly accepted in the financial markets;
- as regards the 2018-2020 and 2019-2021 long term incentive plans, acting in the best interest of the group, whether to make appropriate adjustments in order to maintain substantially unchanged the respective economic contents (to the extent possible) and/or to implement an early settlement of any of the plans.

It is envisaged that the board of directors of MFE will adopt the relevant resolutions within the end of the semester following the Merger Effective Date.

8.3. Other than (i) the beneficiaries of the incentive plans adopted by Mediaset and Mediaset España as set out under Sections 8.1 and 8.2, and (ii) former shareholders of Videotime S.p.A. who have not yet requested and, thus, received Mediaset shares following the merger of Videotime S.p.A. in Mediaset (effective as of 1 March 2018), there are no persons who, in any other capacity than as Mediaset or Mediaset España shareholders, have special rights towards Mediaset or Mediaset España such as rights to participate in profit distributions or rights to acquire newly issued shares in the capital of Mediaset or Mediaset España. Therefore no other special rights are due and no compensation shall be paid to anyone at the expense of DutchCo.

8.4. The Merging Companies currently do not have any other class of shares in issue other than the class of the ordinary shares.

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| **9. DATA A PARTIRE DALLA QUALE LE AZIONI ORDINARIE DUTCHCO EMESSE IN CONSEGUENZA DELLA FUSIONE DARANNO DIRITTO A PARTECIPARE – E IN QUALE MISURA – AGLI UTILI DI DUTCHCO** | **9. FECHA A PARTIR DE LA CUAL Y MEDIDA EN LA CUAL LAS NUEVAS ACCIONES ORDINARIAS DE DUTCHCO EMITIDAS COMO CONSECUENCIA DE LA FUSIÓN TENDRÁN DERECHO A PARTICIPAR EN LOS BENEFICIOS DE DUTCHCO** | **9. THE DATE AS OF WHICH AND EXTENT TO WHICH THE NEW DUTCHCO ORDINARY SHARES ISSUED AS A RESULT OF THE MERGER WILL BE ENTITLED TO PARTICIPATE IN THE PROFITS OF DUTCHCO** |
| Le Azioni Ordinarie DutchCo emesse in favore degli azionisti di Mediaset e Mediaset España a servizio dei Rapporti di Cambio, come descritto nei Paragrafi 4.1 e 4.2, daranno diritto, a partire dalla Data di Efficacia della Fusione, alla partecipazione agli utili eventualmente distribuiti da DutchCo agli stessi termini e condizioni delle Azioni Ordinarie DutchCo esistenti. | Las Acciones Ordinarias de DutchCo que sean emitidas a favor de los accionistas de Mediaset y Mediaset España para atender las Ecuaciones de Canje, conforme a las condiciones establecidas en las Secciones 4.1 y 4.2, darán derecho, desde la Fecha de Efectividad de la Fusión, a participar en los beneficios de DutchCo en los mismos términos y condiciones que las Acciones Ordinarias de DutchCo existentes. | The DutchCo Ordinary Shares issued to the shareholders of Mediaset and Mediaset España to service the Exchange Ratios, under the terms set forth in Sections 4.1. and 4.2., will be entitled, as of the Merger Effective Date, to participate in the profits of DutchCo under the same terms and conditions as the existing DutchCo Ordinary Shares. |
| Nessun diritto particolare a ricevere dividendi sarà riconosciuto in relazione alla Fusione. | No se otorgará ningún derecho particular a los dividendos en relación con la Fusión. | No particular rights to the dividends will be granted in connection with the Merger. |
| Si prevede che, dopo la Data di Efficacia della Fusione, MFE proceda alla distribuzione di un dividendo, ai sensi del diritto olandese, per un ammontare complessivo lordo pari ad Euro 100 milioni a beneficio di tutti gli azionisti di MFE. | Se prevé que, tras la Fecha de Efectividad de la Fusión, MFE distribuirá un dividendo a todos sus accionistas, conforme a Derecho neerlandés, por un importe bruto total de 100 millones de euros. | It is envisaged that, after the Merger Effective Date, MFE will make a distribution of a dividend, pursuant to Dutch law, for a total gross amount of Euro 100 million to all shareholders of MFE. |
| Gli azionisti di Mediaset e di Mediaset España che esercitino il proprio diritto di recesso in relazione alla Fusione non avranno diritto a percepire dividendi eventualmente distribuiti a seguito della Data di Efficacia della Fusione. | Los accionistas de Mediaset y Mediaset España que ejerciten sus derechos de separación en relación con la Fusión no tendrán derecho a los dividendos que puedan ser eventualmente distribuidos tras la Fecha de Efectividad de la Fusión. | Shareholders of Mediaset and Mediaset España who will exercise their withdrawal rights in connection with the Merger will have no rights to dividends which will be potentially distributed after the Merger Effective Date. |
| **10. IMPATTO DELLA FUSIONE SULLE ATTIVITÀ DI MEDIASET E MEDIASET ESPAÑA** | **10. IMPACTO DE LA FUSIÓN EN LAS ACTIVIDADES DE MEDIASET Y MEDIASET ESPAÑA** | **10. IMPACT OF THE MERGER ON THE ACTIVITIES OF MEDIASET AND MEDIASET ESPAÑA** |

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As previously explained, the Merger will take place only once the Preliminary Reorganizations are completed. The Mediaset Reorganization and the Mediaset España Segregation are aimed, among others, at allowing NewCo Italia and GA Mediaset to continue operating the businesses of Mediaset and Mediaset España, once the Transaction is completed, within the same legal and business framework as the one regulated by the laws currently applicable to the activities of Mediaset and Mediaset España, without prejudice to any potential cost efficiencies and savings that may be achieved within the framework of the Transaction. For a description of the Preliminary Reorganizations see Recital (B). After the Merger Effective Date, the activities which will have been retained by Mediaset following the Mediaset Reorganization will be carried out by DutchCo. EXPECTED EFFECTS OF THE MERGER ON EMPLOYMENT AND CORPORATE RESPONSIBILITY 11. By virtue of the Preliminary Reorganizations, NewCo Italia and GA Mediaset will substantially assume the same business organization as Mediaset and Mediaset España’s in terms of human resources, policies and procedures that have been in force as regards personnel management. The Merger is not expected to have any material impact on the employees of Mediaset and Mediaset España (whereby such employees are currently envisaged to be employees, respectively, of NewCo Italia and GA Mediaset upon completion of the Preliminary Reorganizations). Currently DutchCo does not have any employees. 32 Come precedentemente spiegato, la Fusione avrà luogo solo a seguito del perfezionamento delle Riorganizzazioni Preliminari. La Riorganizzazione Mediaset e la Segregazione Mediaset España sono finalizzate, inter alia, a consentire a NewCo Italia e a GA Mediaset di continuare le attività di Mediaset e di Mediaset España, una volta che l’Operazione si sia perfezionata, nel medesimo assetto giuridico e aziendale regolato dalla legislazione attualmente applicabile allo svolgimento delle attività di Mediaset e di Mediaset España, fermo restando in ogni caso il perseguimento di efficienze di costi e risparmi nel contesto dell’Operazione. Una descrizione delle Riorganizzazioni Preliminari è contenuta nella Premessa (B). Successivamente alla Data di Efficacia della Fusione, le attività che saranno rimaste proprie di Mediaset a seguito della Riorganizzazione Mediaset saranno esercitate da DutchCo. 11.PREVEDIBILICONSEGUENZEDELLAFUSIONE SULL’OCCUPAZIONE E RESPONSABILITÀ SOCIALE In forza delle Riorganizzazioni Preliminari, NewCo Italia e GA Mediaset assumeranno sostanzialmente la medesima organizzazione aziendale di Mediaset e di Mediaset España in termini di risorse del personale, di policies e di procedure che sono state instaurate in relazione alla gestione del personale. Si prevede che la Fusione non abbia alcun impatto significativo sui dipendenti di Mediaset e Mediaset España (dal momento che è attualmente previsto che tali dipendenti saranno, rispettivamente, dipendenti di NewCo Italia e di GA Mediaset a seguito del perfezionamento delle Riorganizzazioni Preliminari). Attualmente DutchCo non ha in forza alcun dipendente. Como se ha explicado previamente, la Fusión únicamente tendrá lugar cuando se hayan consumado las Reorganizaciones Preliminares. La Reorganización de Mediaset y la Segregación de Mediaset España están dirigidas, entre otros, a permitir que NewCo Italia y GA Mediaset continúen gestionando los negocios de Mediaset y Mediaset España una vez se haya consumado la Operación dentro del mismo marco jurídico y empresarial que el regulado por las leyes actualmente aplicables a las actividades de Mediaset y Mediaset España, sin perjuicio de las eficiencias en costes, y ahorros, que puedan alcanzarse en el marco de la Operación. Para una descripción de las Reorganizaciones Preliminares, véase el Expositivo (B). Después de la Fecha de Efectividad de la Fusión, las actividades que hubiera mantenido Mediaset tras la Reorganización de Mediaset serán llevadas a cabo por DutchCo. 11. EFECTOS ESPERADOS DE LA FUSIÓN SOBRE EL EMPLEO, E INCIDENCIA EN LA RESPONSABILIDAD SOCIAL CORPORATIVA En virtud de las Reorganizaciones Preliminares, NewCo Italia y GA Mediaset asumirán sustancialmente la misma organización empresarial que Mediaset y Mediaset España en términos de recursos humanos, políticas y procedimientos que han estado en vigor en materia de gestión de personal. No se espera que la Fusión tenga impacto material alguno sobre los empleados de Mediaset y Mediaset España (por cuanto está actualmente previsto que tales empleados lo continúen siendo de NewCo Italia y de GA Mediaset, respectivamente, tras consumarse las Reorganizaciones Preliminares). Actualmente, DutchCo no tiene empleados.

The Merging Companies will comply with their respective information obligations and, should this be the case, of consultation with the employees’ representatives, in accordance with the applicable labor legislation. The communication procedure to trade unions, as provided for under Article 2112 of the Italian civil code and Article 47 of Italian Law No. 428 of December 29, 1990, as subsequently amended, will be carried out by Mediaset and NewCo Italia with respect to the Mediaset Reorganization. Since, upon completion of the Mediaset Reorganization, Mediaset is not currently envisaged to have any employees, the mentioned communication procedure to trade unions will not have to be repeated by Mediaset and DutchCo with respect to the Merger. The Merger, together with the Mediaset España Segregation, will be notified by Mediaset España to the relevant labor authorities and the General Treasury of the Social Security (Tesorería General de la Seguridad Social). Additionally, in accordance with the provisions of Article 8 of Legislative Decree 108, the explanatory report prepared by the board of directors of Mediaset (the Mediaset Report) will be made available to Mediaset employees at least 30 days prior to the extraordinary meeting of shareholders of Mediaset called for the purposes of approving the Merger (the Mediaset Extraordinary Meeting). Similarly, the information referred to in Article 39 of the LME and Article 44.6 of the Spanish Law of the Workers’ Statute as regards the Merger (and the Mediaset España Segregation) will be made available toMediasetEspaña’sworkers’ representatives before the call of the Mediaset España general shareholders’ meeting is published (the Mediaset España General Meeting). 33 Le Società Partecipanti alla Fusione adempiranno ai rispettivi obblighi di informazione e, qualora sia necessario, di consultazione con le rappresentanze dei dipendenti in conformità a quanto previsto dalla normativa giuslavoristica applicabile. Mediaset e NewCo Italia espleteranno la procedura di comunicazione alle rappresentanze sindacali prevista dall’Articolo 2112 del codice civile italiano e dall’Articolo 47 della legge n. 428 del 29 dicembre 1990, come successivamente modificata, in relazione alla Riorganizzazione Mediaset. In considerazione del fatto che, a seguito del perfezionamento della Riorganizzazione Mediaset, è attualmente previsto che Mediaset non abbia in forza alcun dipendente, la citata procedura di comunicazione alle rappresentanze sindacali non dovrà essere ripetuta da Mediaset e da DutchCo in relazione alla Fusione. Mediaset España informerà della Fusione e della Segregazione Mediaset España le competenti autorità lavoristiche statali e la Tesoreria Generale della Previdenza Sociale (Tesorería General de la Seguridad Social). Oltre a quanto sopra, in conformità alle previsioni di cui all’Articolo 8 del Decreto Legislativo 108, la relazione illustrativa predisposta dal consiglio di amministrazione di Mediaset (la Relazione Mediaset) sarà resa disponibile ai dipendenti di Mediaset almeno 30 giorni prima dell’assemblea straordinaria degli azionisti di Mediaset convocata per l’approvazione della Fusione (l’Assemblea Straordinaria Mediaset). Analogamente, le informazioni di cui all’Articolo 39 della LME e all’Articolo 44.6 della legge spagnola sullo Statuto dei Lavoratori in relazione alla Fusione (e alla Segregazione Mediaset España) saranno rese disponibili alle rappresentanze dei lavoratori prima della pubblicazione della convocazione dell’assemblea degli azionisti di Mediaset España (l’Assemblea Mediaset España). Las Sociedades Participantes en la Fusión cumplirán con sus respectivas obligaciones de información y, si fuera el caso, de consulta con los representantes de los trabajadores, de conformidad con la normativa laboral aplicable. El procedimiento de comunicación a sindicatos, según lo previsto en el artículo 2112 del código civil italiano y el artículo 47 de la Ley italiana nº. 428 de 29 de diciembre de 1990, en su redacción vigente, será llevado a cabo por Mediaset y NewCo Italia en relación con la Reorganización de Mediaset. Debido a que no está previsto que, tras la consumación de la Reorganización de Mediaset, Mediaset tenga ningún empleado, el mencionado procedimiento de comunicación a los sindicatos no habrá de ser repetido por Mediaset y DutchCo en relación con la Fusión. La Fusión, junto con la Segregación de Mediaset España, será notificada por Mediaset España a las autoridades laborales pertinentes y a la Tesorería General de la Seguridad Social. Asimismo, de conformidad con las disposiciones del artículo 8 del Decreto Legislativo 108, el informe explicativo elaborado por el consejo de administración de Mediaset (el Informe Mediaset) será puesto a disposición de los trabajadores al menos con 30 días de antelación a la junta general extraordinaria de accionistas convocada a los efectos de aprobar la Fusión (la Junta Extraordinaria de Mediaset). De modo similar, la información a que se refiere el artículo 39 de la LME y el artículo 44.6 de la Ley del Estatuto de los Trabajadores será puesta a disposición de los representantes de los trabajadores de Mediaset España con anterioridad a la publicación de la convocatoria de la junta general de accionistas de Mediaset España (la Junta General de Mediaset España).

The Merger is not expected to have any material impact on the Companies’ corporate social responsibility either. As regards gender distribution in its board of directors upon completion of the Merger, it is envisaged that MFE will act in compliance with the targets as referred to in Section 2:166 of the DCC (i.e., a balanced composition of at least 30% of male and female). The Merger is not expected to have a significant impact on gender distribution if compared with the current management bodies of Mediaset and Mediaset España. MFE may approve new stock incentive plans for directors and/or employees of MFE. Newly issued DutchCo Ordinary Shares and/or treasury shares of MFE may be used to serve these plans. 12. INFORMATION ON THE PROCEDURES FOR THE INVOLVEMENT OF EMPLOYEES IN DEFINING THEIR CO-DETERMINATION RIGHTS IN DUTCHCO Article 19 of Legislative Decree 108 and Title IV of Spanish Law 31/2006 of 18 October on the involvement of workers in European joint-stock companies and cooperatives do not apply to the Merger, since DutchCo, as the surviving company in the Merger, is a Dutch company (and not an Italian or a Spanish company) and neither Mediaset nor Mediaset España nor DutchCo apply an employee participation system within the meaning of the Directive. 34 Si prevede che la Fusione non abbia altresì alcun impatto significativo in relazione ai profili di responsabilità sociale delle Società. Con riferimento al principio di equa rappresentanza di genere all’interno del proprio consiglio di amministrazione a seguito del perfezionamento della Fusione, si prevede che MFE agisca nel rispetto degli obiettivi fissati dalla Sezione 2:166 del Codice Civile Olandese (i.e., il genere meno rappresentato deve essere rappresentato per almeno il 30%). Si prevede che la Fusione non abbia alcun impatto significativo sul principio di equa rappresentanza di genere, se si tiene conto dell’attuale composizione degli organi amministrativi di Mediaset e di Mediaset España. MFE potrà approvare nuovi piani di incentivazione azionari per amministratori e/o dipendenti di MFE. A servizio di tali piani potranno essere utilizzate Azioni Ordinarie DutchCo di nuova emissione e/o azioni proprie di MFE. 12. INFORMAZIONI SULLE PROCEDURE PER LA PARTECIPAZIONE DEI DIPENDENTI NELLA DEFINIZIONE DEI LORO DIRITTI DI CO-DETERMINAZIONE (PARTECIPAZIONE) IN DUTCHCO L’Articolo 19 del Decreto Legislativo 108 e il Titolo IV della legge spagnola 31/2006 del 18 ottobre, che regola la partecipazione dei lavoratori nelle società per azioni e nelle società cooperative europee, non trovano applicazione con riferimento alla Fusione poiché DutchCo, quale società incorporante nel contesto della Fusione, è una società olandese (e non una società italiana né una società spagnola) e, inoltre, né Mediaset, né Mediaset España, né DutchCo sono amministrate in regime di partecipazione dei dipendenti ai sensi della Direttiva. Tampoco se espera que la Fusión tenga ningún impacto sustancial en la responsabilidad social corporativa de las Sociedades. En lo que se refiere a la distribución por género en su consejo de administración cuando se consume la Fusión, se prevé que MFE actuará de acuerdo con los objetivos a que se refiere la sección 2:166 del DCC (es decir, una composición equilibrada de al menos el 30% de hombres y mujeres). No se espera que la Fusión tenga un impacto significativo en la distribución por género si se compara con los actuales órganos de administración de Mediaset y Mediaset España. MFE podrá aprobar nuevos planes de incentivos en acciones para administradores y/o empleados de MFE. Se podrán emplear Acciones Ordinarias de DutchCo de nueva emisión y/o acciones en autocartera de MFE para atender las previsiones de dichos planes. 12. INFORMACIÓN SOBRE LOS PROCEDIMIENTOS PARA LA PARTICIPACIÓN DE LOS TRABAJADORES EN LA DEFINICIÓN DE SUS DERECHOS DE CO-DETERMINACIÓN EN DUTCHCO El artículo 19 del Decreto Legislativo 108 y el título IV de la Ley 31/2006 de 18 de octubre sobre la implicación de los trabajadores en las sociedades anónimas y cooperativas europeas no resulta de aplicación a la Fusión, dado que DutchCo, como sociedad resultante en la Fusión, es una sociedad neerlandesa (y no una sociedad italiana o española) y ni Mediaset ni Mediaset España ni DutchCo aplican un sistema de participación de los trabajadores en el sentido de la Directiva.

Since the proposal to the shareholders of the Merging Companies to approve the present Common Cross-Border Merger Plan will also include – or will be combined with – the proposal to the shareholders of the Merging Companies not to open negotiations with regard to arrangements of co-determination, such in accordance with Section 2:333k, paragraph 12, of the DCC, no special negotiation body will have to be set up pursuant to Section 2:333k, paragraph 3, sub c of the DCC. In light of the above, no special negotiation body will have to be set up and no other action whatsoever will have to be taken with regard to employee participation in the context of the contemplated Merger. 13. INFORMATION ON THE VALUATION OF THE ASSETS AND LIABILITIES TO BE TRANSFERRED TO DUTCHCO 13.1. The annual financial statements of Mediaset as at 31 December 2018, as approved by the shareholders’ meeting of Mediaset on 18 April 2019, is the merger balance sheet (situazione patrimoniale) for purposes of Article 2501-quater, paragraph 1, of the Italian civil code (the Mediaset Balance Sheet). The audited annual financial statements of Mediaset España as at 31 December 2018, as approved by the shareholders’ meeting of Mediaset España on 10 April 2019, include the merger balance sheet (balance de fusión) for purposes of Article 36 of the LME (the Mediaset España Balance Sheet). The Mediaset España Balance Sheet, together with the rest of the documents comprising the Mediaset España annual financial statements as at 31 December 2018, has also been used for purposes of establishing the conditions of the Merger pursuant to Article 31.10 of the LME. 13.2. 35 Posto che la proposta di approvazione del Progetto Comune di Fusione Transfrontaliera da parte degli azionisti delle Società Partecipanti alla Fusione includerà - ovvero sarà integrata con - la proposta agli azionisti delle Società Partecipanti alla Fusione di non aprire le negoziazioni con riferimento agli accordi di partecipazione dei lavoratori, ai sensi della Sezione 2:333k, paragrafo 12, del Codice Civile Olandese, nessun organismo speciale ai fini della negoziazione verrà costituito ai sensi della Sezione 2:333k paragrafo 3 sub c del Codice Civile Olandese. Alla luce di quanto sopra, non dovranno essere costituiti particolari organismi ai fini della negoziazione, né altre azioni di qualsivoglia natura dovranno essere intraprese con riferimento alla partecipazione dei dipendenti nell’ambito della prospettata Fusione. 13. INFORMAZIONI SULLA VALUTAZIONE DELLE ATTIVITÀ E PASSIVITÀ CHE DOVRANNO ESSERE TRASFERITE A DUTCHCO 13.1. Il bilancio di Mediaset al 31 dicembre 2018, approvato dall’assemblea degli azionisti di Mediaset in data 18 aprile 2019, costituisce la situazione patrimoniale di fusione ai fini dell’Articolo 2501-quater, comma 1, del codice civile italiano (il Bilancio Mediaset). 13.2. Il bilancio – completo della relazione della società di revisione – di Mediaset España al 31 dicembre 2018, approvato dall’assemblea degli azionisti di Mediaset España in data 10 aprile 2019, include la situazione patrimoniale di fusione (balance de fusión) ai fini dell’Articolo 36 della LME (il Bilancio Mediaset España). Il Bilancio Mediaset España, insieme al resto della documentazione che include le informazioni finanziarie relative a Mediaset España al 31 dicembre 2018, è stato anche utilizzato per stabilire le condizioni di Fusione ai sensi dell’Articolo 31.10 della LME. Dado que la propuesta a las juntas generales de accionistas de las Sociedades Participantes en la Fusión de aprobar el presente Proyecto Común de Fusión Transfronteriza también incluirá —o se combinará con— la propuesta a las juntas generales de accionistas de las Sociedades Participantes en la Fusión de no iniciar negociaciones en relación con acuerdos de co-determinación, y ello de conformidad con la sección 2:333k, párrafo 12, del DCC, no será necesario crear un órgano negociador conforme a la sección 2:333k, párrafo 3, sub c del DCC. En vista de lo anterior, no será necesaria la constitución de un órgano negociador especial ni la adopción de ninguna otra medida en relación con la participación de los trabajadores en el contexto de la Fusión contemplada. 13. INFORMACIÓN SOBRE LA VALORACIÓN DE LOS ACTIVOS Y PASIVOS QUE SE TRANSMITIRÁN A DUTCHCO 13.1. Los estados financieros anuales de Mediaset cerrados a 31 de diciembre de 2018, según han sido aprobados por la junta de accionistas de Mediaset el 18 de abril de 2019, son el balance de fusión (situzione patrimoniale) a efectos del artículo 2501-quater, párrafo 1, del código civil italiano (el Balance de Mediaset). 13.2. Los estados financieros anuales auditados de Mediaset España cerrados a 31 de diciembre de 2018, según han sido aprobados por la junta de accionistas de Mediaset España el 10 de abril de 2019, incluyen el balance de fusión a efectos del artículo 36 de la LME (el Balance de Mediaset España). El Balance de Mediaset España, junto con los restantes documentos que integran los estados financieros anuales cerrados a 31 de diciembre de 2018, también ha sido empleado a efectos de establecer las condiciones de la Fusión conforme al artículo 31.10 de la LME.

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| 13.3. Il bilancio di DutchCo al 31 dicembre 2018, come approvato dall'assemblea di DutchCo in data 17 aprile 2019, costituisce la situazione patrimoniale di fusione ai fini della Sezione 2:314 del Codice Civile Olandese (il **Bilancio DutchCo** e, congiuntamente con il Bilancio Mediaset e il Bilancio Mediaset España, le **Situazioni Patrimoniali di Fusione**). | 13.3. Los estados financieros de DutchCo cerrados a 31 de diciembre de 2018, según han sido aprobados por la junta general de accionistas de DutchCo el 17 de abril de 2019, son el balance de fusión a efectos de la sección 2:314 del DCC (el **Balance de DutchCo** y, conjuntamente con el Balance de Mediaset y el Balance de Mediaset España, los **Balances de Fusión**). | 13.3. The financial statements of DutchCo as at 31 December 2018, as adopted by the general meeting of shareholders of DutchCo on 17 April 2019 is the merger balance sheet for purposes of Section 2:314 of the DCC (the **DutchCo Balance Sheet** and, together with the Mediaset Balance Sheet and the Mediaset España Balance Sheet, the **Merger Balance Sheets**). |
| 13.4. Fermo quanto sopra, le modifiche rilevanti degli elementi dell'attivo e del passivo eventualmente intervenute tra la data del Progetto Comune di Fusione Transfrontaliera e la/le data/e delle assemblee degli azionisti delle Società Partecipanti alla Fusione che dovranno decidere sulla Fusione, dovranno essere segnalate ai soci in assemblea e all'organo amministrativo delle altre Società Partecipanti alla Fusione ai sensi dell'Articolo 39.3 della LME e dell'Articolo 2501-*quinquies*, comma 3, del codice civile italiano. | 13.4. Sin perjuicio de lo anterior, cualesquiera modificaciones importantes del activo o del pasivo acaecidas entre la fecha de este Proyecto Común de Fusión Transfronteriza y la(s) fecha(s) de las juntas de accionistas de las Sociedades Participantes en la Fusión que hayan de decidir sobre la misma, se comunicarán a las correspondientes juntas de accionistas y a los consejos de administración de las otras Sociedades Participantes en la Fusión de conformidad con lo dispuesto en el artículo 39.3 de la LME y el artículo 2501-*quinquies*, párrafo 3, del código civil italiano. | 13.4. Notwithstanding the above, any material changes in the assets or liabilities arising between the date of this Common Cross-Border Merger Plan and the date(s) of the shareholders meetings of the Merging Companies that have to decide on the Merger, shall be reported to the relevant shareholders meeting and to the boards of directors of the other Merging Companies in accordance with the provisions of Article 39.3 of the LME and Article 2501-*quinquies*, paragraph 3, of the Italian civil code. |
| 13.5. Inoltre (e, per quanto concerne Mediaset España, ai sensi dell'Articolo 31.9ª della LME), le attività e passività di Mediaset e di Mediaset España saranno iscritte nel bilancio di DutchCo al loro valore netto contabile consolidato secondo le norme contabili applicabili e nei limiti dei valori contabili riportati nel bilancio consolidato di Mediaset prima dell'Operazione. | 13.5. Por otra parte (y en lo que respecta a Mediaset España a efectos del artículo 31.9ª de la LME), los activos y pasivos de Mediaset y Mediaset España serán reconocidos por DutchCo en sus cuentas individuales por su valor neto contable según la normativa de consolidación contable aplicable y dentro de los límites de los importes en libros de los estados financieros consolidados de Mediaset previos a la ejecución de la Operación. | 13.5. Furthermore (and as regards Mediaset España, for purposes of Article 31.9ª LME), the assets and liabilities of Mediaset and Mediaset España will be recognized by DutchCo in its individual accounts for their net accounting value according to applicable accounting consolidation rules and within the limits of the carrying amounts detailed in the consolidated financial statements of Mediaset prior to the execution of the Transaction. |
| 13.6. DutchCo predisporrà il proprio bilancio consolidato e il proprio bilancio d'esercizio in conformità agli International Financial Reporting Standards adottati dall'Unione Europea (EU-IFRS) e al Titolo 9 Libro 2 del Codice Civile Olandese. | 13.6. DutchCo elaborará sus estados financieros consolidados y sus estados financieros individuales de conformidad con las Normas Internacionales de Información Financiera adoptadas por la Unión Europea (EU-IFRS) y con la parte 9 del Libro 2 del DCC. | 13.6. DutchCo will prepare its consolidated financial statements and its company only financial statements in accordance with International Financial Reporting Standards as adopted by the European Union (EU-IFRS) and with Part 9 of Book 2 of the DCC. |

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14. GOODWILL AND DISTRIBUTABLE RESERVES OF DUTCHCO As the Merger is accounted on the basis of the net accounting value, there will be no goodwill impact other than that the amount of goodwill recorded in the books of Mediaset and Mediaset España will be equally represented in the books of DutchCo. 14.1. 14.2. As a result of the Merger, the freely distributable reserves (vrij uitkeerbare reservesk) of DutchCo shall increase in the amount equal to the difference between the value of: (A) the assets, liabilities and other legal relationships of Mediaset and Mediaset España being acquired and assumed by DutchCo on the occasion of the Merger and (B) the sum of the nominal value of all DutchCo Ordinary Shares, equal to Euro 0.01, for each DutchCo Ordinary Share in issue immediately after the Merger becoming effective, and the reserves DutchCo must maintain pursuant to Dutch law as of the Merger Effective Date. 15. WITHDRAWAL RIGHTS OF MEDIASET AND MEDIASET ESPAÑA SHAREHOLDERS WITHDRAWAL RIGHTS OF MEDIASET SHAREHOLDERS (A) 15.1. Mediaset shareholders who do not participate in the adoption of the resolution on the Merger will be entitled to exercise their withdrawal right pursuant to Article 2437, paragraph 1, of the Italian civil code, and Article 5 of Legislative Decree 108, given that MFE, as resulting company from the Merger, will be organized and managed under the laws of a country other than Italy (i.e., the Netherlands). The Mediaset shareholders entitled to exercise their withdrawal right who actually do so shall hereinafter be referred to as the Withdrawing Shareholders. 37 14.AVVIAMENTO E RISERVE DISTRIBUIBILI DI DUTCHCO 14.1. Poiché la Fusione viene contabilizzata sulla base dei valori netti contabili, non vi saranno impatti sull’avviamento salvo il fatto che il valore dell’avviamento rappresentato alla data odierna nei libri sociali di Mediaset e Mediaset España sarà rappresentato allo stesso modo nei libri sociali di DutchCo. 14.2. Per effetto della Fusione, le riserve liberamente distribuibili (vrij uitkeerbare reserves) di DutchCo si incrementeranno per un importo pari alla differenza tra: (A) il valore delle attività, delle passività e degli altri rapporti giuridici di Mediaset e Mediaset España acquisiti da DutchCo in occasione della Fusione e (B) la somma del valore nominale delle Azioni Ordinarie DutchCo, pari a Euro 0,01 per ciascuna Azione Ordinaria DutchCo da assegnarsi una volta che la Fusione sia divenuta efficace e delle riserve che DutchCo deve mantenere ai sensi del diritto olandese, a partire dalla Data di Efficacia della Fusione. 15.DIRITTO DI RECESSO DEGLI AZIONISTI DI MEDIASET E MEDIASET ESPAÑA (A)DIRITTO DI RECESSO DEGLI AZIONISTI DI MEDIASET 15.1. Gli azionisti di Mediaset che non concorrano all’adozione della deliberazione sulla Fusione saranno legittimati ad esercitare il loro diritto di recesso ai sensi dell’Articolo 2437, comma 1, del codice civile italiano e dell’Articolo 5 del Decreto Legislativo 108, in quanto MFE, quale società risultante dalla Fusione, sarà soggetta al diritto di un paese diverso dall’Italia (i.e., l’Olanda). Gli azionisti di Mediaset aventi diritto a esercitare il proprio diritto di recesso e che lo esercitino effettivamente saranno d’ora in poi definiti come Azionisti Recedenti. 14.FONDO DE COMERCIO Y RESERVAS DISTRIBUIBLES DE DUTCHCO 14.1. Dado que la Fusión se contabiliza sobre la base del valor neto contable, no habrá impacto sobre el fondo de comercio más allá de que el importe del fondo de comercio registrado en los libros de Mediaset y Mediaset España estará igualmente reflejado en los libros de DutchCo. 14.2. Como resultado de la Fusión, las reservas de libre distribución (vrij uitkeerbare reserves) de DutchCo se incrementarán por un importe equivalente a la diferencia entre el valor de: (A) los activos, pasivos y demás relaciones jurídicas de Mediaset y Mediaset España adquiridos y asumidos por DutchCo con motivo de la Fusión, y (B) el sumatorio del valor nominal de todas las Acciones Ordinarias de DutchCo, igual a 0,01 euros por cada Acción Ordinaria de DutchCo emitida inmediatamente después de la efectividad de la Fusión, y las reservas que DutchCo deba mantener conforme a Derecho neerlandés desde la Fecha de Efectividad de la Fusión. 15.DERECHOS DE SEPARACIÓN DE LOS ACCIONISTAS DE MEDIASET Y MEDIASET ESPAÑA (A)DERECHOS DE SEPARACIÓN DE ACCIONISTAS DE MEDIASET 15.1. Los accionistas de Mediaset que no participen en la adopción del acuerdo sobre la Fusión tendrán derecho a ejercitar su derecho de separación de conformidad con el artículo 2437, párrafo 1, letra c), del código civil italiano, y el artículo 5 del Decreto Legislativo 108, dado que MFE, como sociedad resultante de la Fusión, estará constituida y gestionada con arreglo al Derecho de un país distinto de Italia (es decir, los Países Bajos). Los accionistas de Mediaset con derecho a ejercitar su derecho de separación que efectivamente lo ejerciten se denominarán en lo sucesivo los Accionistas que se Separan.

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| 15.2. Ai sensi dell'Articolo 2437-*bis* del codice civile italiano, gli azionisti di Mediaset potranno esercitare validamente il loro diritto di recesso, in relazione a tutte o parte delle azioni detenute, inviando una comunicazione a mezzo raccomandata alla sede legale di Mediaset non oltre 15 giorni successivi all'iscrizione presso il Registro delle Imprese di Milano del verbale dell'Assemblea Straordinaria Mediaset che approvi la Fusione. Un avviso relativo all'avvenuta iscrizione sarà pubblicato su un quotidiano e sul sito internet di Mediaset. | 15.2. De conformidad con el artículo 2437-*bis* del código civil italiano, los accionistas de Mediaset que estén legitimados para ejercitar su derecho de separación podrán hacerlo, en relación con algunas o todas sus acciones, mediante el envío de una comunicación por escrito y correo certificado al domicilio social de Mediaset dentro de los 15 días siguientes a la inscripción en el Registro Mercantil de Milán del acta de la Junta Extraordinaria de Mediaset en que se apruebe la Fusión. El aviso de la inscripción se publicará en un diario y en la página web corporativa de Mediaset. | 15.2. In accordance with Article 2437-*bis* of the Italian civil code, eligible Mediaset shareholders may exercise their withdrawal right, in relation to some or all of their shares, by sending a notice via registered mail to the official seat of Mediaset no later than 15 days following registration with the Companies' Register of Milan of the minutes of the Mediaset Extraordinary Meeting approving the Merger. Notice of the registration will be published in a daily newspaper and on the Mediaset corporate website. |
| 15.3. Le azioni Mediaset per le quali è esercitato il recesso non possono essere vendute o costituire oggetto di atti di disposizione sino al trasferimento delle azioni medesime ovvero alla verifica del mancato avveramento (o della mancata rinuncia, a seconda dei casi) delle condizioni sospensive alla Fusione. | 15.3. Las acciones de Mediaset en relación con las cuales se ejercite el derecho de separación no deberán ser vendidas ni se deberá disponer de ellas hasta que hayan sido transmitidas o hasta que haya quedado verificado que las condiciones suspensivas de la Fusión no se satisfarán o, en su caso, no serán objeto de renuncia. | 15.3. Mediaset shares in relation to which the withdrawal right is exercised shall not be sold or disposed until they are either transferred or it has been verified that the conditions precedent to the Merger will not be satisfied or waived, as applicable. |
| 15.4. Ai sensi dell'Articolo 2437-*ter*, comma 3, del codice civile italiano, il prezzo di liquidazione da riconoscere agli Azionisti Recedenti sarà determinato facendo riferimento alla media aritmetica dei prezzi di chiusura delle azioni Mediaset nei sei mesi che precedono la pubblicazione dell'avviso di convocazione dell'Assemblea Straordinaria Mediaset. Mediaset informerà gli azionisti circa il prezzo di liquidazione ai sensi delle applicabili disposizioni legislative e regolamentari. | 15.4. De conformidad con el artículo 2437-*ter*, párrafo 3, del código civil italiano, el precio de reembolso pagadero a los Accionistas que se Separan se determinará por referencia a la media aritmética del precio de cierre diario de las acciones de Mediaset durante el semestre previo a la fecha de publicación del anuncio de convocatoria de la Junta Extraordinaria de Mediaset. Mediaset facilitará a los accionistas información relativa al precio de reembolso de conformidad con la normativa aplicable. | 15.4. In accordance with Article 2437-*ter*, paragraph 3, of the Italian civil code, the redemption price payable to the Withdrawing Shareholders will be determined by referring to the arithmetic average of the daily closing prices of Mediaset shares during the six-month period prior to the date of publication of the notice for convening the Mediaset Extraordinary Meeting. Mediaset will provide shareholders with information relating to the redemption price in accordance with the applicable laws and regulations. |
| 15.5. Una volta scaduto il periodo di quindici giorni e prima che la Fusione diventi efficace, le azioni in relazione alle quali sia stato esercitato il diritto di recesso saranno offerte da Mediaset agli altri azionisti e, successivamente, le azioni invendute potranno essere offerte a terzi; le azioni che eventualmente residuino e che non siano state vendute dovranno essere acquistate da MFE al prezzo di liquidazione. La suddetta procedura di offerta e vendita, nonché il pagamento di ogni corrispettivo dovuto agli Azionisti Recedenti, saranno condizionati al perfezionamento della Fusione. | 15.5. Una vez haya transcurrido el plazo de ejercicio de quince días, las acciones respecto de las cuales se hayan ejercitado los derechos de separación serán ofertadas por Mediaset a quienes en ese momento sean sus accionistas y, ulteriormente, si quedaren acciones sin vender, serán ofertadas a terceros; las posibles acciones en circulación que no hayan sido vendidas serán adquiridas por MFE al precio de reembolso. El anterior procedimiento de oferta y venta, así como cualquier pago del precio de reembolso a los Accionistas que se Separan, estarán condicionados a la consumación de la Fusión. | 15.5. Once the fifteen-day exercise period has expired and before the Merger becomes effective, the shares with respect to which withdrawal rights have been exercised will be offered by Mediaset to its existing shareholders and subsequently, if any such shares remain unsold, they may be offered to third parties; potential outstanding and unsold shares will be acquired by MFE at the redemption price. The above offer and sale procedure, as well as any payment of the redemption price to Withdrawing Shareholders, will be conditional upon completion of the Merger. |

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15.6. If the Merger is not consummated, the Mediaset shares in relation to which the withdrawal rights have been exercised will continue to be held by the corresponding Withdrawing Shareholders, no payment will be made to such shareholders and Mediaset’s shares will continue to be listed on the Mercato Telematico Azionario. (B) WITHDRAWAL SHAREHOLDERS MEDIASET ESPAÑA RIGHTS OF 15.7. Mediaset España shareholders who vote against the Merger in the Mediaset España General Meeting will be entitled to exercise their withdrawal rights pursuant to Article 62 of the LME (the Mediaset España shareholders who make use of this right shall hereinafter be referred to as the ME Withdrawing Shareholders). 15.8. In accordance with Article 348 of the restated text of the Spanish Companies Law approved by Royal Legislative Decree 1/2010, of 2 July (the LSC), Mediaset España shareholders may exercise their withdrawal rights, in relation to some or all of their shares, within one month of the publication in the BORME of the approval of the Merger by the Mediaset España General Meeting, by means of a written notice to the relevant depositaries with which the ME Withdrawing Shareholders have their shares deposited. 39 15.6. Qualora la Fusione non venga perfezionata, le azioni di Mediaset in relazione alle quali il diritto di recesso è stato esercitato continueranno a essere detenute dai corrispondenti Azionisti Recedenti, nessun conguaglio verrà riconosciuto a tali azionisti e le azioni di Mediaset continueranno a essere quotate sul Mercato Telematico Azionario. (B)DIRITTO DI RECESSO DEGLI AZIONISTI DI MEDIASET ESPAÑA 15.7. Gli azionisti di Mediaset España che votino contro la Fusione nell’Assemblea Mediaset España saranno legittimati ad esercitare il loro diritto di recesso ai sensi dell’Articolo 62 della LME (gli azionisti di Mediaset España che eserciteranno tale diritto sono definiti Azionisti Recedenti ME). 15.8. Ai sensi dell’Articolo 348 del testo riformato della legge spagnola sul diritto delle società, approvata con Decreto Legislativo Reale 1/2010 del 2 luglio (la LSC), gli azionisti di Mediaset España potranno esercitare il loro diritto di recesso, in relazione a tutte o parte delle proprie azioni, entro un mese dalla pubblicazione sul BORME dell’approvazione della Fusione da parte dell’Assemblea Mediaset España, mediante una comunicazione scritta ai rispettivi depositari presso i quali le proprie azioni sono depositate. 15.6. Si la Fusión no se consumara, las acciones de Mediaset respecto de las cuales se hayan ejercitado derechos de separación continuarán siendo titularidad de los Accionistas que se Separan que hayan ejercitado tales derechos, no se efectuará pago alguno a dichos accionistas y las acciones de Mediaset continuarán admitidas a negociacion en el Mercato Telematico Azionario. (B)DERECHOS DE SEPARACIÓN DE ACCIONISTAS DE MEDIASET ESPAÑA 15.7. Los accionistas de Mediaset España que voten en contra de la Fusión en la Junta General de Mediaset España tendrán derecho a ejercitar sus derechos de separación conforme al artículo 62 de la LME (los accionistas de Mediaset España que hagan uso de este derecho de separación se denominarán en los sucesivo los Accionistas ME que se Separan). 15.8. De conformidad con el artículo 348 del texto refundido de la Ley de Sociedades de Capital aprobado por el Real Decreto Legislativo 1/2010, de 2 de julio (la LSC), los accionistas de Mediaset España podrán ejercitar sus derechos de separación, en relación con algunas o todas sus acciones, dentro del plazo de un mes a contar desde la publicación en el BORME del acuerdo de aprobación de la Fusión de la Junta General de Mediaset España, por medio de comunicación escrita dirigida a los depositarios con los que los Accionistas ME que se Separan tengan depositadas sus acciones.

15.9. Given the exceptional character of the withdrawal rights, the Mediaset España shares of the ME Withdrawing Shareholders will be immobilized by the depositaries with which the relevant withdrawn shares are deposited, from the date of exercise of the withdrawal right until payment of the redemption price and settlement of the transaction (or until it has been verified that the conditions precedent to the Merger have not been satisfied and, should it be the case, not waived). The document by virtue of which the ME Withdrawing Shareholders exercise the right of withdrawal must contain an instruction to the relevant depositary to immobilize the withdrawn shares in order for the withdrawal right to be deemed validly exercised. 15.10.In accordance with Article 353.2 of the LSC, in connection with applicable securities market regulations, the redemption price payable to the ME Withdrawing Shareholders is Euro 6.5444 per Mediaset España share, which corresponds to the average trading price of Mediaset España shares during the three-month period prior to (and excluding) the date of the approval of this Common Cross-Border Merger Plan and the announcement of the Transaction, deducting the dividend in the gross amount of Euro 0.31557917 per Mediaset España share paid on 30 April 2019 from the average weighted price for the trading sessions comprised between 7 March and 25 April 2019 (both inclusive), where the Mediaset España shares were traded cum dividend. 40 15.9. In considerazione dell’eccezionalità del diritto di recesso, le azioni di Mediaset España degli Azionisti Recedenti ME saranno mantenute bloccate dai rispettivi depositari presso i quali le relative azioni oggetto di recesso sono depositate a partire dalla data di esercizio del diritto di recesso e fino alla corresponsione del valore di rimborso e al regolamento della compravendita (ovvero fino alla verifica del mancato avveramento o, se del caso, della mancata rinuncia delle condizioni sospensive alla Fusione). Il documento in base al quale gli Azionisti Recedenti ME eserciteranno il diritto di recesso dovrà contenere le istruzioni da dare al relativo depositario per l’immobilizzazione delle azioni oggetto di recesso affinchè il diritto di recesso possa considerarsi validamente esercitato. 15.10.In conformità all’Articolo 353.2 della LSC, ai sensi della normativa applicabile in materia di mercati dei capitali, il valore di liquidazione che sarà riconosciuto agli Azionisti Recedenti ME è pari ad Euro 6,5444 per ciascuna azione di Mediaset España, corrispondente alla media del prezzo di quotazione delle azioni di Mediaset España durante il periodo di tre mesi precedenti (senza includerla) la data di approvazione del Progetto Comune di Fusione Transfrontaliera nonché di annuncio dell’Operazione, detraendo l’ammontare lordo del dividendo pari ad Euro 0,31557917 per ciascuna azione di Mediaset España, corrisposto in data 30 aprile 2019, dal prezzo medio ponderato in relazione alle sessioni di negoziazioni intercorse tra il 7 marzo e il 25 aprile 2019 (compresi), in cui le azioni di Mediaset España sono state negoziate cum dividend. 15.9. Dado el carácter excepcional de los derechos de separación, las acciones de Mediaset España de los Accionistas ME que se Separan serán inmovilizadas por los depositarios en los que las respectivas acciones respecto de las que se ejercite el derecho de separación estén depositadas, desde la fecha de ejercicio del referido derecho hasta que se produzca el pago del precio de reembolso y se liquide la operación (o hasta que haya quedado verificado que las condiciones suspensivas de la Fusión no han sido satisfechas y, en su caso, no han sido objeto de renuncia). El documento en virtud del cual los Accionistas ME que se Separan ejerciten su derecho de separación debe contener una instrucción al depositario correspondiente para que inmovilice las acciones de modo que dicho derecho de separación se entienda válidamente ejercitado. 15.10.De conformidad con el artículo 353.2 de la LSC, en relación con la normativa aplicable del mercado de valores, el precio de reembolso pagadero a los Accionistas ME que se Separan será de 6,5444 euros por acción de Mediaset España, que se corresponde con el precio medio de cotizaciónde las acciones de Mediaset España durante el último trimestre anterior a la fecha de suscripción del presente Proyecto Común de Fusión Transfronteriza y de anuncio de la Operación (sin incluir), deduciendo del cambio medio ponderado de las acciones de Mediaset España en las sesiones bursátiles comprendidas entre el 7 de marzo y el 25 de abril de 2019 (ambos inclusive), período en el las acciones de Mediaset España se negociaron con derecho a dividendo, el dividendo por importe bruto de 0,31557917 por acción abonado el 30 de abril de 2019.

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| 15.11. Mediaset España ha designato Banco Santander, S.A. come agente per la gestione della procedura connessa con l'esercizio del diritto di recesso (l'**Agente**). L'Agente (i) riceverà le richieste di esercizio del diritto di recesso processate attraverso i depositari rilevanti, (ii) controllerà ciascuna di tali richieste con il verbale dell'Assemblea Mediaset España che approva la Fusione al fine di verificare la legittimità degli Azionisti Recedenti ME ad esercitare il proprio diritto di recesso e che il diritto di recesso sia stato esercitato in relazione ad un numero di azioni non eccedenti il numero di azioni su cui gli Azionisti Recedenti ME possono esercitare il diritto di recesso, e (iii) comunicherà a Mediaset España il numero totale di azioni legittimamente oggetto di recesso. | 15.11. Mediaset España ha designado a Banco Santander, S.A. como entidad agente para la gestión del procedimiento de separación (el **Agente**). El Agente (i) recibirá las solicitudes de ejercicio del derecho de separación tramitadas a través de los correspondientes depositarios, (ii) contrastará cada una de dichas solicitudes de ejercicio del derecho con el acta de la Junta General de Mediaset España en que se apruebe la Fusión, a fin de verificar la legitimidad de los Accionistas ME que se Separan para ejercitar su derecho de separación y si el derecho de separación está siendo ejercitado respecto de un número de acciones que no excede del número de acciones respecto del cual el Accionista ME que se Separa tiene derecho a ejercitar el derecho de separación, y (iii) notificará a Mediaset España el número total de acciones respecto de las cuales se haya ejercitado debidamente el derecho de separación. | 15.11. Mediaset España has designated Banco Santander, S.A. as the agent entity for managing the withdrawal procedure (the **Agent**). The Agent will (i) receive the requests for the exercise of the withdrawal right processed through the corresponding depositaries, (ii) check each of these requests for exercise of the right with the minutes of the Mediaset España General Meeting approving the Merger, in order to verify the entitlement of the ME Withdrawing Shareholders to exercise his or her withdrawal right and whether the withdrawal right is being exercised with respect to a number of shares which does not exceed such number of shares that the ME Withdrawing Shareholders is entitled to withdraw, and (iii) notify Mediaset España the total number of duly withdrawn shares. |
| 15.12. Gli Azionisti Recedenti ME riceveranno il prezzo di rimborso attraverso i relativi depositari in un momento anteriore alla Data di Efficacia della Fusione. | 15.12. Los Accionistas ME que se Separan recibirán el precio de reembolso a través de los correspondientes depositarios antes de la Fecha de Efectividad de la Fusión. | 15.12. The ME Withdrawing Shareholders shall receive the redemption price through the relevant depositaries before the Merger Effective Date. |
| 15.13. Qualora fosse accertato che le condizioni sospensive della Fusione non si siano avverate o non siano state rinunciate (a seconda dei casi), e nella misura in cui il prezzo di liquidazione non sia stato ancora corrisposto agli Azionisti Recedenti ME, le azioni di Mediaset España in relazione alle quali il diritto di recesso è stato esercitato continueranno ad essere detenute dai corrispondenti Azionisti Recedenti ME, cesseranno di essere immobilizzate e continueranno ad essere quotate sui Mercati Azionari Spagnoli. Di conseguenza, in tale caso, non si procederà ad alcun pagamento del prezzo di liquidazione in favore degli Azionisti Recedenti ME. | 15.13. En caso de verificarse que las condiciones suspensivas de la Fusión no serán satisfechas o, en su caso, objeto de renuncia, y siempre que no se haya abonado todavía el precio de reembolso a los Accionistas ME que se Separan, las acciones de Mediaset España respecto de las cuales se hayan ejercitado los derechos de separación continuarán siendo titularidad de los correspondientes Accionistas ME que se Separan, dejarán de estar inmovilizadas y continuarán admitidas a negociación en las Bolsas Españolas. En consecuencia, en este caso, no se abonará el precio de reembolso a los Accionistas ME que se Separan. | 15.13. If it has been verified that the conditions precedent to the Merger will not be satisfied or waived, as applicable, and provided the redemption price has not been paid to the ME Withdrawing Shareholders yet, the Mediaset España shares in relation to which the withdrawal rights have been exercised will continue to be held by the corresponding ME Withdrawing Shareholders, will cease to be immobilized and will continue to be listed on the Spanish Stock Exchanges. Consequently, in this case, no payment of redemption price will be made to ME Withdrawing Shareholders. |
| **(C) DIRITTO DI RECESSO DEGLI AZIONISTI DI DUTCHCO** | **(C) DERECHOS DE SEPARACIÓN DE ACCIONISTAS DE DUTCHCO** | **(C) WITHDRAWAL RIGHTS FOR DUTCHCO SHAREHOLDERS** |

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| 15.14. La Fusione non legittimerà l'esercizio di alcun diritto di recesso per quanto riguarda gli azionisti di DutchCo. | 15.14. La Fusión no dará lugar a ningún derecho de separación para el accionista de DutchCo. | 15.14. The Merger will not trigger any withdrawal rights for the shareholder of DutchCo. |
| **16. Approvazione della delibera relativa alla Fusione** | **16. Aprobación de los acuerdos para realizar la Fusión** | **16. Approval of the resolutions to enter into the Merger** |
| 16.1. Ai sensi dell'Articolo 2502 del codice civile italiano, la Fusione richiede l'approvazione dell'Assemblea Straordinaria Mediaset. | 16.1. De conformidad con el artículo 2502 del código civil italiano, la Fusión requiere la aprobación de la Junta Extraordinaria de Mediaset. | 16.1. In accordance with Article 2502 of the Italian civil code, the Merger requires the approval of the Mediaset Extraordinary Meeting. |
| 16.2. Ai sensi dell'Articolo 40 della LME, ai sensi del Progetto Comune di Fusione, la Fusione richiede l'approvazione anche da parte dell'Assemblea Mediaset España. | 16.2. De conformidad con el artículo 40 de la LME, la Fusión en los términos de este Proyecto Común de Fusión Transfronteriza también requiere la aprobación de la Junta General de Accionistas de Mediaset España. | 16.2. In accordance with Article 40 of the LME, the Merger pursuant to this Common Cross-Border Merger Plan also requires the approval of the Mediaset España General Meeting. |
| 16.3. Inoltre, l'assemblea degli azionisti di DutchCo dovrà approvare la Fusione ai sensi del Progetto Comune di Fusione Transfrontaliera affinché il consiglio di amministrazione di DutchCo sia autorizzato a stipulare l'Atto di Fusione. | 16.3. Asimismo, la junta general de accionistas de DutchCo deberá aprobar la Fusión sobre la base del presente Proyecto Común de Fusión Transfronteriza a fin de que el consejo de administración de DutchCo esté autorizado para otorgar la Escritura de Fusión. | 16.3. Additionally, the general meeting of shareholders of DutchCo will need to resolve the entering into the Merger on the basis of the present Common Cross-Border Merger Plan in order for the board of directors of DutchCo to be authorized to have the Merger Deed executed. |
| 16.4. La delibera di approvazione della Fusione non richiede la preventiva approvazione da parte di terzi. Sebbene non sia strettamente necessario ai fini del perfezionamento della Fusione, Mediaset si attiverà al fine di ottenere eventuali consensi o rinunce, a seconda dei casi, in relazione alla Fusione da parte di alcune banche finanziatrici sulla base di quanto previsto dai relativi contratti di finanziamento. Nonostante Mediaset ritenga di poter riuscire ad ottenere qualsivoglia consenso o rinuncia che possa essere richiesto sulla base dei contratti di finanziamento, non vi sono garanzie sul fatto che i suddetti consensi o rinunce saranno effettivamente rilasciati, o che saranno rilasciati in tempo utile, e, pertanto, potrebbe essere necessario procedere al rimborso di alcuni finanziamenti prima della rispettiva data di scadenza. In ogni caso, alla data del Progetto Comune di Fusione Transfrontaliera, Mediaset dispone delle risorse finanziarie necessarie per far fronte a tali eventuali obblighi di rimborso anticipato. | 16.4. El acuerdo de Fusión no requiere la aprobación, previa de ningún tercero. Sin embargo, Mediaset iniciará un proceso para obtener el consentimiento o la renuncia, según el caso, en relación con la Fusión de los prestamistas que participan en algunos de sus contratos de préstamo. Aunque Mediaset confía en obtener cualquier consentimiento o renuncia que pueda requerirse en relación con contratos de financiación, no hay garantía de que todos los consentimientos o renuncias necesarios sean otorgados, o que sean otorgados a tiempo, y, por consiguiente, es posible que se haga necesaria la amortización anticipada de determinada financiación antes del vencimiento previsto. En cualquier caso, a la fecha del presente Proyecto Común de Fusión Transfronteriza, Mediaset dispone de los recursos financieros necesarios para proceder a dichas potenciales amortizaciones anticipadas. | 16.4. The resolution to enter into the Merger does not require the prior approval of any third party. However, although not strictly required to consummate the Merger, Mediaset will start the process to obtain consent or waivers, as the case may be, in relation to the Merger from lenders participating in certain of its loan agreements. Although Mediaset is confident to be able to obtain any consent or waiver that may be required in relation to financing agreements, there is no guarantee that all necessary consents or waivers will be given, or that they will be given in a timely manner, and, as a consequence, early repayment of certain financing may be required prior to the respective scheduled maturity. In any case, as at the date of the present Common Cross-Border Merger Plan, Mediaset has the financial resourses necessary to proceed with such potential accelerated repayments. |

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16.5. In addition, as mentioned in the Mediaset España Segregation Plan (which will be made available at www.telecinco.es), the authorization by the Spanish State Secretariat for the Digital Advance, part of the Ministry of Economy and Business Affairs (Secretaría de Estado para el Avance Digital del Ministerio de Economía y Empresa – the SEAD) is required for the Mediaset España Segregation to be completed. PRE-MERGER FORMALITIES, REQUIRED APPROVALS AND CONDITIONS 17. 17.1. The completion of the Merger by way of the execution of the Merger Deed is subject to the satisfaction of the following conditions precedent, without prejudice to the fact that Mediaset and Mediaset España may jointly waive the condition set out under (iv) and (v) below: (i) the Preliminary Reorganizations shall have been consummated, for which purposes, among others, the SEAD shall have authorized the transfer of the audiovisual media licenses currently held by Mediaset España to GA Mediaset; (ii) the DutchCo Ordinary Shares, which are to be issued and allotted to Mediaset and Mediaset España shareholders upon effectiveness of the Merger, shall have been admitted to listing on the Mercato Telematico Azionario and the decision to admit to trading shall have been released. The admission will be conditional upon the obtaining of the necessary authorizations by the AFM and/or other competent authorities; (iii) no governmental entity jurisdiction shall have promulgated, enforced or of a competent enacted,issued, entered any order which prohibits the consummation of the Transaction or makes it void or extremely burdensome; 43 16.5. Inoltre, come previsto nel Progetto di Segregazione Mediaset España (che sarà reso disponibile su www.telecinco.es), è richiesta l’autorizzazione della Segreteria di Stato spagnola per lo Sviluppo Digitale, facente riferimento al Ministero dell’Economia e dell’Impresa (Secretaría de Estado para el Avance Digital del Ministerio de Economía y Empresa – la SEAD) per il perfezionamento della Segregazione Mediaset España. 17. FORMALITÀ PRELIMINARI ALLA FUSIONE, APPROVAZIONI E CONDIZIONI 17.1. Il perfezionamento della Fusione attraverso la stipulazione dell’Atto di Fusione è subordinato all’avveramento delle seguenti condizioni sospensive, fermo restando che Mediaset e Mediaset España possono congiuntamente rinunciare all’avveramento delle condizioni indicate sub (iv) e (v): (i) che le Riorganizzazioni Preliminari siano state perfezionate; a tal fine, inter alia, la SEAD dovrà aver autorizzato il trasferimento delle licenze dei diritti audiovisivi, attualmente di proprietà di Mediaset España, a favore di GA Mediaset; (ii) che le Azioni Ordinarie DutchCo, che dovranno essere emesse ed assegnate agli azionisti di Mediaset e di Mediaset España a seguito dell’efficacia della Fusione, siano state ammesse a quotazione sul Mercato Telematico Azionario e sia stato rilasciato il provvedimento di ammissione alle negoziazioni. Tale ammissione sarà subordinata all’ottenimento delle necessarie autorizzazioni da parte dell’AFM e/o delle altre autorità competenti; (iii) che nessuna entità governativa di una giurisdizione competente abbia approvato, emesso, promulgato, attuato o presentato qualsivoglia provvedimento che abbia l’effetto di vietare o rendere invalida – o estremamente gravosa – l’esecuzione dell’Operazione; 16.5. Asimismo, según se menciona en el Proyecto de Segregación de Mediaset España (que se pondrá a disposición en www.telecinco.es), se requiere la autorización de la Secretaría de Estado para el Avance Digital, perteneciente al Ministerio de Economía y Empresa (la SEAD), para la consumación de la Segregación Mediaset España. 17.FORMALIDADES PREVIAS A LA FUSIÓN, APROBACIONES REQUERIDAS Y CONDICIONES 17.1. La consumación de la Fusión mediante el otorgamiento de la Escritura de Fusión está sujeta a la satisfacción de las siguientes condiciones suspensivas, sin perjuicio de que Mediaset, y Mediaset España puedan renunciar de forma conjunta a aquellas enumeradas en los párrafos (iv) y (v) a continuación: (i) las Reorganizaciones Preliminares deberán haberse consumado, a cuyos efectos, entre otros, la SEAD deberá haber autorizado la transmisión de las licencias de medios audiovisuales de las que actualmente es titular Mediaset España a GA Mediaset; (ii) las Acciones Ordinarias de DutchCo, que serán emitidas y atribuidas a los accionistas de Mediaset y Mediaset España con la efectividad de la Fusión, deberán haber sido admitidas a negociación en el Mercato Telematico Azionario y la decisión de admisión a negociación deberá haberse emitido. La admisión estará condicionada a la obtención de las autorizaciones necesarias por la AFM y/u otras autoridades competentes; (iii) ninguna entidad gubernamental de una jurisdicción competente deberá haber decretado, emitido, promulgado, ejecutado o dictado una orden que prohíba la ejecución de la Operación o la haga nula o extremadamente gravosa;

(iv) the amount of cash, if any, to be paid by Mediaset and Mediaset España to (a) Mediaset and Mediaset España shareholders exercising their withdrawal right in relation to the Merger under Article 2437-quater of the Italian civil code and under Article 62 of the LME and other applicable Spanish regulations, respectively, and/or to (b) creditors of Mediaset and Mediaset España exercising their right of of to oppositionto applicable law theMergeraccording (or alternatively, to financial entities for purposes of sufficiently guaranteeing the credits of such creditors of Mediaset and of Mediaset España) (Amount of Withdrawal Rights and Oppositions), shall not exceed in the aggregate the amount of Euro 180 million, provided, however, that, for clarity, the Amount of Withdrawal Rights and Oppositions will be calculated net of the amount of cash payable by Mediaset shareholders or third parties for the purchase of Mediaset shares pursuant to Article 2437-quater of the Italian civil code, and of the amount of cash payable (or paid) by third parties pursuantto anypurchase or commitments to purchase the withdrawn Mediaset and/or Mediaset España shares; and 44 (iv) che l’ammontare in denaro eventualmente da pagarsi da parte di Mediaset e Mediaset España (a) agli azionisti di Mediaset e Mediaset España che abbiano esercitato il diritto di recesso in relazione alla Fusione ai sensi dell’Articolo 2437-quater del codice civile italiano e ai sensi dell’Articolo 62 della LME e l’ulteriore normativa spagnola applicabile e/o (b) ai creditori di Mediaset e di Mediaset España che abbiano proposto opposizione alla Fusione ai sensi della legge applicabile (o alternativamente, a entità finanziarie al fine di garantire in maniera sufficiente i crediti di tali creditori di Mediaset e di Mediaset España) (Ammontare del Recesso e delle Opposizioni), non ecceda complessivamente l’importo di Euro 180 milioni, fermo restando, in ogni caso e per chiarezza, che l’Ammontare del Recesso e delle Opposizioni sarà calcolato al netto dell’importo complessivo dovuto dai soci di Mediaset o dai terzi per l’acquisto delle azioni Mediaset ai sensi dell’Articolo 2437-quater del codice civile italiano, nonché dell’importo complessivo da corrispondersi (o corrisposto) da soggetti terzi ai sensi di qualsivoglia acquisto o impegno di acquisto di azioni Mediaset e/o Mediaset España in relazione alle quali sia stato esercitato il diritto di recesso; e (iv) el importe en efectivo a pagar, en su caso, por Mediaset y Mediaset España a (a) los accionistas de Mediaset y de Mediaset España que ejerciten su derecho de separación en relación con la Fusión con arreglo al artículo 2437-quater del código civil italiano y al artículo 62 de la LME y demás normativa española aplicable, respectivamente, y/o (b) los acreedores de Mediaset y de Mediaset España que ejerciten su derecho de oposición a la Fusión de conformidad con la normativa aplicable (o alternativamente, a entidades de crédito a efectos de garantizar suficientemente los créditos de dichos acreedores de Mediaset y Mediaset España), no deberá exceder en conjunto del importe de 180 millones de euros (el Importe de Derechos de Separación y Oposición), teniendo en cuenta, sin embargo, a efectos aclaratorios, que el Importe de Derechos de Separación y Oposición será calculado neto del importe en efectivo que paguen accionistas de Mediaset o terceros para la compra de acciones de Mediaset conforme al artículo 2437-quater del código civil italiano, y del importe en efectivo pagadero (o pagado) por terceras partes conforme a compras o compromisos de compra de las acciones de Mediast y/o Mediaset España respecto de las cuales se hayan ejercitado los derechos de separación; y

(v) there shall not have been nor occurred at any time before the date of execution of the Merger Deed, at a national or international level, (a) any extraordinary event or circumstance involving changes in the legal, political, economic, financial, currency exchange or in the capital markets conditions or any escalation or worsening of any of the same or (b) any events or circumstances that, individually or taken together, have had, or are reasonably likely to have, a material adverse effect on the legal situation, on the business, results operations or on the asset, economic of or or financial conditions (whetheractual prospective) of Mediaset and/or of Mediaset España and/or the market value of the Mediaset and/or Mediaset España shares and/or that could otherwise materially and negatively affect the Transaction (MAC Clause). 17.2. Mediaset, Mediaset España and DutchCo will communicate to the market the satisfaction of (or waiver of, where applicable), or the failure to satisfy, the above conditions. In addition to the satisfaction of the above conditions precedent, prior to the Merger Effective Date: (i) Deloitte shall have delivered to DutchCo, in accordance with the applicable laws, the reports as described in Section 3.2, including a 17.3. report with respect to the fairness of the Exchange Ratios (a copy of which shall have been provided to Mediaset and Mediaset España as soon as practicable upon delivery thereof to DutchCo); 45 (v) che non si siano verificati, in qualsiasi momento prima della stipulazione dell’Atto di Fusione, a livello nazionale o internazionale, (a) eventi o circostanze di carattere straordinario comportanti mutamenti nella situazione normativa, politica, economica, finanziaria, valutaria o dei mercati dei capitali, o qualsiasi escalation o aggravamento degli stessi; o (b) eventi o circostanze che, individualmente o nell’insieme, comportino o sia ragionevole ritenere che possano comportare mutamenti sostanzialmente pregiudizievoli sulla situazione giuridica, sugli affari, sui risultati economici o sulla situazione patrimoniale, economica o finanziaria (anche prospettica) di Mediaset e/o di Mediaset España e/o sull’andamento di mercato delle azioni di Mediaset e/o di Mediaset España e/o che potrebbero avere un impatto negativo rilevante sull’Operazione (Clausola MAC). 17.2. Mediaset, Mediaset España e DutchCo comunicheranno al mercato l’avveramento o il mancato avverarsi (o la rinuncia, ove applicabile) delle condizioni sospensive che precedono. 17.3. In aggiunta alle condizioni sospensive sopra elencate, prima della Data di Efficacia della Fusione: (i) Deloitte dovrà avere rilasciato a DutchCo, secondo quanto previsto dalle applicabili disposizioni di legge, le relazioni di cui al Paragrafo 3.2, ivi inclusa una relazione sulla congruità dei Rapporti di Cambio (e copia di tale relazione dovrà essere stata consegnata a Mediaset e Mediaset España subito dopo la consegna a DutchCo); (v) no deberá haber ocurrido en ningún momento antes de la fecha de otorgamiento la Escritura de Fusión, a nivel nacional o internacional, (a) ningún evento o circunstancia extraordinaria que implique cambios en las condiciones legales, políticas, económicas, financieras, monetarias o de los mercados de capitales, o cualquier escalamiento o empeoramiento de los mismos, ni (b) ningún evento o circunstancia que, individualmente o en conjunto, haya tenido, o sea razonablemente probable que tenga, un efecto material adverso en la situación legal, el negocio, los resultados operativos o en las condiciones económicas, financieras o de los activos (ya sean reales o prospectivas) de Mediaset y/o Mediaset España y/o el valor de mercado de las acciones de Mediaset y/o de Mediaset España y/o que de otro modo pudieran afectar negativamente a la Operación (Clausula MAC). 17.2. Mediaset, Mediaset España y DutchCo comunicarán al mercado la satisfacción (o la renuncia, en su caso) o el incumplimiento de las anteriores condiciones suspensivas. 17.3. Además de la satisfacción de las anteriores condiciones suspensivas, antes de la Fecha de Efectividad de la Fusión: (i) Deloitte deberá haber entregado a DutchCo, de conformidad con la normativa aplicable, los informes que se describen en la Sección 3.2, incluido un informe en relación con la razonabilidad de las Ecuaciones de Canje (copia del cual deberá haber sido facilitada a Mediaset y a Mediaset España tan pronto como sea posible tras la entrega del mismo a DutchCo);

(ii) PwC shall have delivered to Mediaset, in accordance with the applicable laws, the report with respect to the fairness of the Exchange Ratios as described in Section 3.3 (a copy of which shall have been provided to DutchCo and Mediaset España as soon as practicable upon delivery thereof to Mediaset); (iii) Grant Thornton shall have delivered to Mediaset España, in accordance with the applicable laws, the report with respect to the fairness of the Exchange Ratio II as described in Section 3.4 (a copy of which shall have been provided to DutchCo and Mediaset as soon as practicable upon delivery thereof to Mediaset España); (iv) a declaration shall have been issued by the local district Court in Amsterdam (the Netherlands) (and received by DutchCo) stating that no creditor has opposed to the Merger pursuant to Section 2:316 of the DCC or, in case of the opposition pursuant to Section 2:316 of the DCC, such declaration shall have been received within one after the withdrawal or the discharge opposition has become enforceable; month of the 46 (ii) PwC dovrà avere rilasciato a Mediaset, secondo quanto previsto dalle applicabili disposizioni di legge, la relazione di cui al Paragrafo 3.3 sulla congruità dei Rapporti di Cambio (e copia di tale relazione dovrà essere stata consegnata a DutchCo e Mediaset España subito dopo la consegna a Mediaset); (iii) Grant Thornton dovrà avere rilasciato a Mediaset España, secondo quanto previsto dalle applicabili disposizioni di legge, la relazione di cui al Paragrafo 3.4 sulla congruità del Rapporto di Cambio II (e copia di tale relazione dovrà essere stata consegnata a DutchCo e Mediaset subito dopo la consegna a Mediaset España); (iv) DutchCo dovrà aver ricevuto una dichiarazione emessa dal Tribunale di Amsterdam, Olanda, che indichi che nessun creditore ha proposto opposizione alla Fusione ai sensi della Sezione 2:316 del Codice Civile Olandese o, nel caso in cui sia stata proposta opposizione ai sensi dellaSezione2:316delCodiceCivile Olandese, tale dichiarazione dovrà essere ricevuta entro un mese a partire dalla data in cui la rinuncia all’opposizione o il rigetto della medesima siano divenuti efficaci; (ii) PwC deberá haber entregado a Mediaset, de conformidad con la normativa aplicable, el informe en relación con la razonabilidad de las Ecuaciones de Canje que se describe en la Sección 3.3 (copias del cual deberán haber sido facilitadas a DutchCo y a Mediaset España tan pronto como sea posible tras la entrega del mismo a Mediaset); (iii) Grant Thornton deberá haber entregado a Mediaset España, de conformidad con la normativa aplicable, el informe en relación con la razonabilidad de la Ecuación de Canje II que se describe en la Sección 3.4 (copias del cual deberán haber sido facilitadas a DutchCo y a Mediaset tan pronto como sea posible tras la entrega del mismo a Mediaset España); (iv) el juzgado de distrito local en Ámsterdam (los Países Bajos) deberá haber emitido (y deberá haberse recibido por parte de DutchCo) una declaración de que ningún acreedor se ha opuesto a la Fusión conforme a la sección 2:316 del DCC o, en caso de haberse presentado oposición conforme a la sección 2:316 del DCC, dicha declaración deberá haberse recibido en el plazo de un mes desde el desistimiento de la oposición o desde que la desestimación de la misma haya adquirido fuerza ejecutiva;

(v) the 60-day period following the date on which the resolution of the Mediaset Extraordinary Meeting has been registered with the Companies’ Register of Milan shall have expired and no creditor of Mediaset whose claims precede the registration of the present Common Cross-Border Merger Plan shall have opposed the Merger pursuant to Article 2503 of the Italian civil code or, should the Merger be opposed, (i) such opposition shall have been waived, settled or rejected, and/or (ii) Mediaset shall have deposited the necessary amounts to satisfy its opposing creditors with a bank, and/or (iii) the competent Court – provided that the risk of prejudice to creditors is deemed ungrounded or that adequate guarantees have been given by Mediaset in order to satisfy its creditors – shall have nonetheless authorized the Merger despite the opposition, pursuant to Article 2503 of the Italian civil code in conjunction with Article 2445 of the Italian civil code; (vi) the one-month period following the publication of the resolution of the Mediaset España General Meeting approving the Merger shall have expired and no creditor of Mediaset España – whose unsecured credits have arisen before the publication of the Common Cross-Border Merger Plan on the Mediaset España corporate website and are not due and payable before such date – shall have opposed the Merger in accordance with Article 44 of the LME or, should the Merger be opposed (i) such opposition shall have been waived, settled or rejected, and/or (ii) Mediaset España shall have (directly or through a credit institution) sufficiently secured such credits; and 47 (v) dovrà essere decorso il termine di 60 giorni dalla data di iscrizione della deliberazione dell’Assemblea Straordinaria Mediaset presso il Registro delle Imprese di Milano senza che alcun creditore di Mediaset – il cui credito sia sorto in una data anteriore a quella dell’iscrizione del Progetto Comune di Fusione Transfrontaliera – abbia proposto opposizione alla Fusione ai sensi dell’Articolo 2503 del codice civile italiano ovvero, in caso sia stata proposta opposizione, (i) tale opposizione sia stata rinunciata, definita in via transattiva o respinta, e/o (ii) Mediaset abbia depositato presso una banca le somme necessarie al soddisfacimento dei propri creditori opponenti, e/o (iii) il Tribunale competente – se ritenga infondato il rischio di pregiudizio dei creditori o qualora Mediaset abbia rilasciato una garanzia sufficiente a soddisfare le pretese dei propri creditori – abbia emesso un provvedimento che autorizzi comunque la Fusione nonostante l’opposizione, ai sensi del combinato disposto degli Articoli 2503 e 2445 del codice civile italiano; (vi) dovrà essere decorso il termine di un mese a partire dalla pubblicazione della delibera dell’Assemblea Mediaset España di approvazione della Fusione senza che alcun creditore di Mediaset España – i cui crediti non garantiti siano sorti prima della pubblicazione del Progetto Comune di Fusione Transfrontaliera sul sito internet di Mediaset España e non siano scaduti e divenuti esigibili prima di tale data – abbia proposto opposizione alla Fusione ai sensi dell’Articolo 44 della LME ovvero, nel caso in cui sia stata proposta opposizione, (i) tale opposizione sia stata rinunciata, definita in via transattiva o respinta, e/o (ii) Mediaset España abbia provveduto a fornire adeguate garanzie (direttamente, ovvero per il tramite di un istituto di credito) in relazione a tali crediti; e (v) el plazo de 60 días contados a partir de la fecha en que se haya inscrito en el Registro Mercantil de Milán el acuerdo adoptado por la Junta Extraordinaria de Mediaset deberá haber expirado y ningún acreedor de Mediaset cuyos créditos precedan a la inscripción del presente Proyecto Común de Fusión Transfronteriza deberá haberse opuesto a la Fusión conforme al artículo 2503 del código civil italiano o, en caso de haberse opuesto, (i) dicha oposición deberá haber sido objeto de renuncia, transacción o rechazo, y/o (ii) Mediaset deberá haber depositado en un banco los importes necesarios para satisfacer a sus acreedores que se hubieran opuesto a la Fusión, y/o (iii) el tribunal competente —siempre que el riesgo de perjuicio para los acreedores sea considerado infundado o que Mediaset haya dado garantías suficientes para satisfacer a sus acreedores— deberá, no obstante, haber autorizado la Fusión a pesar de la oposición, conforme al artículo 2503 del código civil italiano en conjunción con el artículo 2445 del código civil italiano; (vi) el plazo de un mes contado a partir de la publicación del acuerdo de la Junta General de Mediaset España aprobando la Fusión deberá haber expirado y ningún acreedor de Mediaset España —cuyos créditos no garantizados hayan surgido antes de la publicación del Proyecto Común de Fusión Transfronteriza en la página web de Mediaset España y no fueran vencidos y exigibles antes de dicha fecha— deberá haberse opuesto a la Fusión de conformidad con el artículo 44 de la LME o, en caso de haberse opuesto a la Fusión, (i) dicha oposición deberá haber sido renunciada, resuelta o desestimada, y/o (ii) Mediaset España deberá haber garantizado suficientemente los créditos (directamente o a través de una entidad de crédito); y

(vii) all the pre-merger formalities shall have been completed, including the delivery (i) by the Italian public notary selected by Mediaset and (ii) by the Commercial Register of Madrid to the Dutch civil law notary of the respective certificates conclusively attesting to the proper completion of the pre-merger acts and formalities within the meaning of Article 127 of the Directive. 18. (A) MAIN TAX ASPECTS OF THE MERGER ITALIAN TAX LAW ASPECTS 18.1. Direct tax regime applicable to the Merger (i) Tax neutrality Since DutchCo is resident in Italy for tax purposes, the Merger will be subject to the Italian tax rules ordinarily applicable to domestic and intra-EU mergers. In particular, according to Article 172 and Article 178 of the ITC, mergers between Italian tax resident companies and mergers where an Italian resident company incorporates a company resident in another EU state are tax neutral transactions for income tax purposes both for the companies involved in the merger and their shareholders(5-6). As a consequence: (1) Fatto salvo il regime fiscale applicabile alla società straniera incorporata (i.e. Mediaset España) in un altro stato europeo (cfr. paragrafo B che segue). (2) In ipotesi di conguagli in denaro, i soci di Mediaset e i soci italiani di Mediaset España realizzeranno proporzionalmente le proprie partecipazioni. in tale caso, la differenza positiva tra il conguaglio ricevuto e la frazione della partecipazione che si considererà realizata ai fini fiscali sarà trattata: (i) come una distribuzione di dividendi per i soci persone fisiche o non residenti; oppure (ii) come una plusvalenza per i soci residenti in regime d’impresa. (3) Sin perjuicio del régimen fiscal aplicable a la sociedad extranjera absorbida (i.e. Mediaset España) en el otro estado de la UE (ver apartado B siguiente). (4) En caso de ajustes de efectivo (conguagli in denaro), los accionistas de Mediaset y los accionistas italianos de Mediaset España realizarán sus participaciones proporcionalmente. En ese caso, la diferencia positiva entre el efectivo recibido como ajuste y la base fiscal de la participación realizada será tratada a efectos fiscales como: (i) una distribución de dividendos para accionistas personas físicas y no residentes; o (ii) una ganancia del capital para los accionistas italianos corporativos. (5) Without prejudice to tax regime applicable to the foreign absorbed company (i.e. Mediaset España) in the other EU Country (see Section B below). 48 (vii) tutte le formalità preliminari ai fini dell’efficacia della Fusione dovranno essere state compiute, ivi inclusa la consegna al notaio olandese da parte (i) del notaio italiano scelto da Mediaset e (ii) del Registro delle Imprese di Madrid dei rispettivi certificati attestanti a titolo definitivo l’adempimento regolare degli atti e delle formalità preliminari alla Fusione, ai sensi dell’Articolo 127 della Direttiva. 18.PRINCIPALI ASPETTI FISCALI DELLA FUSIONE (A)ASPETTI DI DIRITTO FISCALE ITALIANO 18.1. Imposte sui redditi applicabili alla Fusione (i) Neutralità fiscale Posto che DutchCo è fiscalmente residente in Italia, la Fusione sarà soggetta alle norme fiscali italiane ordinariamente applicabili alle fusioni domestiche e intracomunitarie. In particolare, ai sensi dell’art. 172 del Tuir e dell’Articolo 178 del Tuir, le fusioni tra società aventi la residenza fiscale in Italia e le fusioni in cui una società fiscalmente residente in Italia incorpora una società fiscalmente residente in un altro Stato dell’ UE sono neutrali ai fini delle imposte sui redditi sia per le società coinvolte nella fusione sia per i relativi soci(1-2). Ne consegue che: (vii) todas las formalidades previas a la Fusión deberán haberse cumplido, incluida la entrega (i) por parte del notario público italiano designado por Mediaset y (ii) por parte del Registro Mercantil de Madrid al notario público neerlandés de los respectivos certificados conforme al artículo 127 de la Directiva que acrediten de forma concluyente la correcta realización de los actos y formalidades previos a la Fusión. 18.PRINCIPALES ASPECTOS FISCALES DE LA FUSIÓN (A)ASPECTOS DE DERECHO FISCAL ITALIANO 18.1. Régimen de imposición directa aplicable a la Fusión (i) Neutralidad fiscal Dado que DutchCo es residente fiscal en Italia, la Fusión estará sujeta a las normas fiscales italianas generalmente aplicables a fusiones nacionales e intracomunitarias. En particular, de conformidad con el artículo 172 y el artículo 178 del ITC, las fusiones entre sociedades residentes fiscales en Italia y las fusiones en las que una sociedad residente fiscal en Italia absorbe a una sociedad residente en otro estado de la UE son operaciones fiscalmente neutras a efectos del impuesto sobre la renta tanto para las sociedades que participan en la fusión como para sus accionistas(3-4). En consecuencia:

(a) the Merger will not trigger the realization nor the distribution of taxable capital gains or deductible capital losses on the assets of the Merging Companies, including those related to inventories and goodwill. (b) the assets and liabilities which are transferred to DutchCo by Mediaset will keep the same tax basis that they had in the hands of Mediaset prior to the Merger. However, DutchCo, as the entity resulting from the Merger, will be allowed to elect for a step up of the tax basis of tangible and intangible assets (including any goodwill, if accounted) received through the Merger, up to the book value attributed to such assets in the post-Merger balance sheet, by paying a substitutive tax at a rate ranging from 12% up to 16%. As the Merger will be a reverse merger, tangible and intangible assets whose tax value may be stepped-up are those owned by DutchCo prior to the Merger. (c) the assets and liabilities which are transferred to DutchCo by Mediaset España will have a tax basis equal to their fair market value as per Article 166-bis of the ITC. (ii) Main implications on tax attributes (6) In case of cash adjustments (conguagli in denaro), Mediaset’s shareholders and the Medisaet España’s Italian shareholders will proportionally realize their participations. In such a case, the positive difference between the cash adjustment received and the tax basis of the participation realized is treated for tax purposes as: (i) a dividend distribution for individual and non-resident shareholders; or (ii) a capital gain for Italian corporate shareholders. 49 (a) la Fusione non costituisce realizzo né distribuzione di plusvalenze tassabili né di minusvalenze deducibili relative ai beni delle Società Partecipanti alla Fusione, compresequellerelativealvalore dell’avviamento e delle rimanenze; (b) le attività e le passività trasferite per effetto della fusione da Mediaset a DutchCo manterranno lo stesso valore fiscalmente riconosciuto che avevano in capo a Mediaset prima della Fusione. Tuttavia, DutchCo, in quanto società risultante dalla Fusione, potrà rivalutare il valore fiscale dei beni materiali e immateriali (incluso l’eventuale avviamento, se contabilizzato) trasferiti attraverso la Fusione, nel limite del valore contabile attribuito a tali beni nel bilancio post-Fusione mediante il pagamento di un’imposta sostitutiva con un’aliquota che varia dal 12% al 16%. Posto che la Fusione sarà una fusione inversa, i beni materiali e immateriali il cui valore fiscale può essere affrancato sono quelli detenuti da DutchCo prima della Fusione; (c) le attività e le passività che sono trasferite da Mediaset España a DutchCo avranno un valore fiscale equivalente al relativo valore di mercato ai sensi dell’Articolo 166-bis del Tuir. (ii) Principali implicazioni sulle posizioni soggettive (a) La Fusión no implicará la realización ni la distribución de plusvalías o minusvalías relativas a los activos de las Sociedades Participantes en la Fusión, incluidas aquellas relacionadas con inventarios y fondo de comercio. (b) Los activos y pasivos que Mediaset transmite a DutchCo conservarán, a efectos fiscales, el mismo valor que el que tenían en manos de Mediaset con anterioridad a la Fusión. No obstante, DutchCo, como entidad resultante de la Fusión, podrá optar por aumentar la base imponible de los activos tangibles (incluido el fondo de comercio, si se ha contabilizado) recibidos en virtud de la Fusión hasta el importe del valor contable atribuido a dichos activos en el balance de situación post-Fusión, y ello mediante el pago de un impuesto sustitutivo a un tipo de entre el 12% y el 16%. Como la Fusión será una fusión inversa, los activos, tangibles e intangibles, cuyo valor fiscal puede incrementarse son los que posea DutchCo antes de la Fusión. (c) Los activos y pasivos que se transmiten a DutchCo por Mediaset tendrán un valor fiscal igual al valor de mercado conforme al artículo 166-bis del ITC. (ii) Principalesimplicacionessobrecréditos fiscales

| | | |
|---|---|---|
| Le perdite fiscali maturate (e non utilizzate) da DutchCo e Mediaset prima del rispettivo ingresso nel consolidato fiscale di Mediaset, al pari degli interessi passivi e delle eccedenze ACE non trasferite al consolidato fiscale di Mediaset, potranno essere riportate in avanti ed utilizzate per abbattere la base imponibile della società risultante dalla Fusione (*i.e.*, DutchCo) a condizione che il c.d. "*test del Patrimonio netto*" e il c.d. "*test di vitalità*" previsti dalla legge siano rispettati. Se DutchCo e/o Mediaset non dovessero superare il test del Patrimonio Netto e/o il test di vitalità, DutchCo potrebbe presentare un apposito interpello all'Agenzia delle entrate italiana volto ad ottenere la disapplicazione delle menzionate limitazioni. | Las pérdidas fiscales devengadas (y no utilizadas) por DutchCo y Mediaset antes de su ingreso en el grupo de consolidación fiscal de Mediaset, así como los gastos financieros y los excedentes de ACE (*allowance for corporate equity*) no transmitidos al grupo fiscal, podrán ser transmitidos con la Fusión y utilizados para reducir la base imponible de la sociedad sobreviviente a la Fusión (esto es, DutchCo), siempre que se respeten las denominadas "prueba de equidad" y "prueba de vitalidad" previstas por la ley. Si DutchCo y/o Mediaset no cumplen con la prueba de equidad y/o la prueba de vitalidad, DutchCo podrá presentar una resolución *ad hoc* ante las autoridades fiscales italianas con el fin de no aplicar las anteriores limitaciones. | Tax losses accrued (and not used) by DutchCo and Mediaset before the relevant joining the Mediaset fiscal unit, as well as interest expenses and surpluses of ACE (*allowance for corporate equity*) not transferred to the fiscal unit, may be carried forward with the Merger and offset against the taxable income realized by the surviving company (*i.e.*, DutchCo) provided that the so called "equity test" and the so called "vitality test" set forth by the law are met. If DutchCo and/or Mediset do not meet the equity test and/or the vitality test, DutchCo may file an *ad hoc* ruling with the Italian tax authorities aimed at not applying the above limitations. |
| Le perdite fiscali maturate da Mediaset Espana prima della Fusione (e nel periodo in cui è stata fiscalmete residente in Spagna) non potranno essere riportate in avanti e utilizzate da DutchCo. | Las pérdidas fiscales devengadas por Mediaset España antes de la Fusión (y durante el tiempo de su residencia fiscal en España) no podrán ser transmitidas a DutchCo. | Tax losses accrued by Mediaset España before the Merger (and during its Spanish tax residence) shall not be carried forward by DutchCo. |
| 18.2. <u>*Imposte indirette applicabili alla Fusione*</u> | 18.2. <u>*Régimen de imposición indirecta aplicable a la Fusión*</u> | 18.2. <u>*Indirect tax regime applicable to the Merger*</u> |
| La Fusione non è soggetta ad IVA, mentre l'imposta di registro sarà dovuta in misura fissa per un importo di Euro 200,00. | La Fusión no está sujeta a IVA, mientras que el impuesto de registro y los impuestos hipotecarios y catastrales serán pagaderos por un importe fijo de 200 euros cada uno. | The Merger is not subject to VAT, while registration tax will apply at the nominal amount of Euro 200.00. |
| 18.3. <u>*Implicazioni della Fusione sul consolidato fiscale esistente*</u> | 18.3. <u>*Implicaciones de la Fusión en el grupo de consolidación fiscal existente*</u> | 18.3. <u>*Implications of the Merger on the existing fiscal unit*</u> |
| Sarà presentata all'amministrazione finanziaria italiana un'apposita istanza di interpello volta ad ottenere conferma del fatto che la Fusione non determini l'interruzione anticipata del consolidato fiscale esistente in capo a Mediaset e che, conseguentemente, il regime di tassazione di gruppo continuerà in capo a DutchCo, in qualità di consolidante, senza la riattribuzione delle perdite fiscali riportate a livello del consolidato alle società partecipanti che le hanno originate. | Se presentará una solicitud de comprobación a las autoridades fiscales italianas competentes con el fin de obtener una confirmación de que la Fusión no provoca una interrupción anticipada del grupo de consolidación fiscal existente de Mediaset y que, por consiguiente, el grupo fiscal continuará en manos de DutchCo, como entidad consolidante, sin que se produzca una reasignación de las bases imponibles negativas transmitidas dentro del grupo fiscal a las sociedades que las originaron. | A tax ruling will be filed with the competent Italian tax authorities in order to obtain a confirmation that the Merger does not trigger the early interruption of the existing Mediaset fiscal unit and that, consequently, the fiscal unit will continue in the hands of DutchCo, as consolidating entity, without re-attribution of the tax losses carried forward at level of the fiscal unit to the companies which originated such losses. |
| **(B) ASPETTI DI DIRITTO FISCALE SPAGNOLO** | **(B) ASPECTOS DE DERECHO FISCAL ESPAÑOL** | **(B) SPANISH TAX LAW ASPECTS** |

50

18.4. Direct Tax regime applicable to the Mediaset España Segregation (i) Tax neutrality Under Article 76.3 of Law 27/2014 of 27 November on the Corporate Incomet Tax (the CIT Law), the Mediaset España Segregation is elegibleforthe taxneutralityregime established in Chapter VII of Title VII of the CIT Law. As a consequence: (a) The transfer of assets and liabilities to GA Mediaset will not give rise to any corporate income taxation on capital gains, and the difference between the market value of the assets and liabilities transferred by Mediaset España and their tax basis will be rolled-over to GA Mediaset. (b) The shares of GA Mediaset which are acquired by Mediaset España as a consequence of the Mediaset España Segregation will keep the tax basis of the assets and liabilities transferred to GA Mediaset. Accordingly, the Mediaset España Segregation will not give rise to any taxable gains or deductible losses on the assets transferred by Mediaset España to GA Mediaset, including any goodwill. (ii) Main tax implications on tax attributes 51 18.4. Il regime delle imposte sui redditi applicabili alla Segregazione Mediaset España (i)Neutralità fiscale Ai sensi dell’Articolo 76.3 della Legge n. 27/2014 del 27 novembre sull’Imposta sui Redditi delle società (la Legge CIT), la segregazione Mediaset España beneficia di un regime di neutralità fiscale, previsto dal Capo VII, Titolo VII della Legge CIT. Di conseguenza: (a) Il trasferimento di attività e passività a GA Mediaset non determina il realizzo di plusvalenze tassabili ai fni dell’imposta sul reddito delle società e la differenza tra il valore di mercato delle attività e passività trasferite da Mediaset España e il loro valore fiscalmente riconosciuto sarà trasferita a GA Mediaset. (b) Alle azioni di GA Mediaset attribuite a Mediaset España per effetto della Segregazione Mediaset España sarà attribuito il medesimo costo fiscale delle attività e delle passività trasferite a GA Mediaset. Di conseguenza, la Segregazione Mediaset España non darà luogo ad alcuna plusvalenza imponibile o minusvalenza deducibile sulle attività trasferite da Mediaset España a GA Mediaset, compreso l’eventuale avviamento. (ii)Principali implicazioni fiscali sulle posizioni soggettive 18.4. Régimen de imposición directa aplicable a la Segregación de Mediaset España (i) Neutralidad fiscal De conformidad con el artículo 76.3 de la Ley 27/2014, de 27 de noviembre, del Impuesto sobre Sociedades (la LIS), a la Segregación de Mediaset España le es aplicable el régimen de neutralidad fiscal establecido en el capítulo VII del título VII de la LIS. En consecuencia: (a) La transmisión de activos y pasivos a GA Mediaset no dará lugar a renta sujeta a tributación en el Impuesto sobre Sociedad, y el impuesto sobre la diferencia entre el valor de mercado de los activos y pasivos transmitidos por Mediaset España y su valor fiscal se difiere, y se producirá en sede de GA Mediaset. (b) Las acciones de GA Mediaset que sean adquiridas por Mediaset España como consecuencia de la Segregación de Mediaset España mantendrán el mismo valor fiscal que tenían en Mediaset España los activos y pasivos transmitidos a GA Mediaset. Por consiguiente, la Segregación de Mediaset España no dará lugar a ganancias de capital sujetas tributación o pérdidas deducibles respecto de los activos transmitidos por Mediaset España a GA Mediaset, incluyendo el fondo de comercio. (ii) Principalesimplicacionessobrecréditos fiscales

In the event of tax losses carryforward, and provided that the limitations set forth in the law are fulfilled, GA Mediaset will take over the losses and other tax credits of Mediaset España which have not been exhausted for tax purposes. 18.5. Direct tax regime applicable to the Merger (i) Tax neutrality Under Articles 76.1 a) and 77.1 a) of the CIT Law, mergers between Spanish tax resident companies into EU companies resident in either EU member state are tax neutral transactions for income tax purposes for the Spanish company involved in the merger, provided the assets and liabilities are allocated to a branch (permanent establishment) registered with the Commercial Registry. As a consequence: (a) The Merger will not constitute any realization or distribution of capital gains or capital losses relating to assets of the Merging Companies. (b) The assets and liabilities which are transferred to the resulting company by means of a merger will keep the same tax basis that they had in the hands of the merging companies prior to the Merger. 52 In caso di perdite fiscali riportabili, e a condizione che siano rispettate le limitazioni previste dalla legge, GA Mediaset potrà utilizzare tali perdite fiscali e gli altri crediti di imposta di Mediaset España che non sono ancora stati da essa utilizzati ai fini fiscali. 18.5. Il regime delle imposte sui redditi applicabile alla Fusione (i)Neutralità fiscale Ai sensi degli Articoli 76.1, lettera c), e 77.1, lettera a), della Legge CIT, le fusioni tra società fiscalmente residenti in Spagna in società fiscalmente residenti in altro Stato dell’UE sono operazioni neutrali ai fini delle imposte sui redditi per la società spagnola coinvolta nella fusione, a condizione che le attività e le passività della società spagnola siano allocate ad una succursale (stabile organizzazione) in Spagna della società incoporante iscritta nel Registro delle imprese. Ne consegue che: (a) la Fusione non costituisce realizzo né distribuzione di plusvalenze e minusvalenze relative alle attività delle Società Partecipanti alla Fusione; (b) le attività e le passività trasferite per effetto della Fusione alla società risultante mantengono lo stesso valore fiscalmente riconosciuto che le stesse avevano in capo alle società fuse o incorporate prima della Fusione. En el caso de que existan bases imponibles negativas pendientes de compensación, y siempre que se cumplan las limitaciones previstas en la norma, GA Mediaset podrá compensar las bases imponibles negativas y otros créditos fiscales pendientes de compensación que no hayan sido compensados fiscalmente por Mediaset España. 18.5. Régimen de imposición directa aplicable a la Fusión (i) Neutralidad fiscal De conformidad con lo dispuesto en los artículos 76.1.a) y 77.1.a) de la LIS, las fusiones transfronterizas entre sociedades con residencia fiscal en España y sociedades de la UE residentes en cualquier estado miembro de la EU son operaciones a las que resulta de aplicación el régimen de neutralidad fiscal del Impuesto sobre Sociedades para la sociedad española que participa en la fusión, siempre que los activos y pasivos transmitidos por la sociedad española se afecten a una sucursal (un establecimiento permanente) inscrita en el Registro Mercantil. En consecuencia: (a) La Fusión no generará ganancias patrimoniales sujetas a tributación en España ni pérdidas deducibles en relación con los activos y pasivos de las Sociedades Participantes en la Fusión. (b) Los activos y pasivos que se transmiten por medio de la Fusión a la sociedad resultante conservarán, a efectos fiscales, el mismo valor fiscal que tuvieran en las sociedades que se fusionan con anterioridad a la Fusión.

Accordingly, the Merger will not give rise to any taxable gains or deductible losses on the shares of GA Mediaset transferred by Mediaset España to DutchCo, since it is the intention of Mediaset España to allocate those shares to the Spanish Branch. The Merger will be notified to the Spanish Tax Authorities within three months of the registration of the Merger Deed, according to Articles 48 and 49 of Royal Decree 634/2015, of 10 July, approving the Spanish Corporate Income Tax Regulation. The tax neutrality regime will also apply to EU resident shareholders of Mediaset España receiving DutchCo Ordinary Shares. However, the Merger will generate capital gains or losses in Spain for shareholders of Mediaset España that are resident outside of an EU member state or are acting through a permanent establishment outside the EU. Under the restated text of the Spanish Non Resident Income Tax (NRIT) Law, approved by Legislative Royal Decree 5/2004, of 5 March, gains realized by shareholders resident in a country with which Spain has entered into a double taxation agreement which contains an exchange of information clause are exempt of taxation in Spain. Other non-resident shareholders will be subject to Spanish NRIT at a 19% rate on the gain deriving from the difference between the market value of securities representing the capital of DutchCo received in exchangefor securities representing the capital of Mediaset España and their tax basis. 53 Pertanto, la Fusione non darà luogo a plusvalenze tassabili o minusvalenze deducibili sulle azioni di GA Mediaset trasferite da Mediaset España a DutchCo, posto che è intenzione di Mediaset España di attribuire tali azioni alla Succursale Spagnola. La Fusione sarà notificata alle Autorità fiscali spagnole entro tre mesi dall’iscrizione dell’Atto di Fusione ai sensi degli Articoli 48 e 49 del Regio Decreto n. 634/2015 del 10 luglio, che approva il Regolamento sull’Imposta sui Redditi delle società spagnole. Il regime di neutralità fiscale troverà applicazione anche agli azionisti di Mediaset España residenti in uno Stato membro dell’UE che riceveranno le Azioni Ordinarie di DutchCo. Tuttavia, la Fusione determinerà l’emersione di plusvalenze o minusvalenze in Spagna per gli azionisti di Mediaset España che non sono residenti in uno Stato membro dell’UE o che agiscono attraverso una stabile organizzazione non localizzata nell’UE. Ai sensi del testo riformato della legge sulle Imposte sui Redditi per i Soggetti Non Residenti in Spagna (NRIT), approvato con il Regio Decreto legislativo n. 5/2004 del 5 marzo, le plusvalenze realizzate dagli azionisti residenti in un paese con il quale la Spagna ha in vigore una convenzione contro le doppie imposizioni che preveda una clausola relativa allo scambio di informazioni sono esenti da tassazione in Spagna. Gli azionisti non residenti diversi da quelli precedentemente indicati saranno soggetti alla NRIT con aliquota del 19% sulla plusvalenza realizzata pari alla differenza tra il valore di mercato dei titoli rappresentativi del capitale di DuthchCo ricevuti in concambio dei titoli rappresentativi del capitale di Mediaset España e il relativo costo fiscale. Por tanto, la Fusión no dará lugar a lugar a ganancias de capital sujetas tributación o pérdidas deducibles en relación con las acciones de GA Mediaset transmitidas por parte de Mediaset España a DutchCo, dado que la pretensión de Mediaset España es afectar dichas acciones a la Sucursal en España. La Fusión será notificada a la Administración tributaria dentro de los tres meses siguientes a la fecha de inscripción de la Escritura de Fusión, conforme a los artículos 48 y 49 del Real Decreto 634/2015, de 10 de julio, por el que se aprueba el Reglamento del Impuesto sobre Sociedades. El régimen de neutralidad fiscal también se aplicará a los accionistas de Mediaset España residentes en la UE que reciban Acciones Ordinarias de DutchCo. Sin embargo, la Fusión sí generará ganancias o pérdidas patrimoniales en España para los accionistas de Mediaset España que residan fuera de un estado miembro de la UE o que actúen a través de un establecimiento permanente situado fuera de la UE. De conformidad con el texto refundido de la Ley del Impuesto sobre la Renta de No Residentes (el IRNR) aprobado por el Real Decreto Legislativo 5/2004, de 5 de marzo, las ganancias obtenidas por accionistas residentes en un país con el que España haya suscrito un convenio para evitar la doble imposición que contenga una cláusula de intercambio de información están exentas de tributación en España. Los restantes accionistas no residentes estarán sujetos al IRNR español al tipo del 19% sobre la ganancia patrimonial derivada de la diferencia entre el valor de mercado de los valores representativos del capital de DutchCo recibidos como contraprestación de los valores representativos del capital de Mediaset España y valor fiscal.

| | | |
|---|---|---|
| 18.6. *Il regime delle imposte indirette applicabili alla Segregazione Mediaset España e alla Fusione* | 18.6. *Régimen de imposición indirecta aplicable a la Segregación de Mediaset España y a la Fusión* | 18.6. *Indirect tax regime applicable to the Mediaset España Segregation and the Merger* |
| Nè la Segregazione Mediaset España, né la Fusione sono soggette a IVA (Articolo 7.1° della Legge n. 37/1992 del 28 dicembre, sull'Imposta sul valore aggiunto). | Ni la Segregación de Mediaset España ni la Fusión están sujetas a IVA (artículo 7.1º de la Ley 37/1992, de 28 de diciembre, del Impuesto sobre el Valor Añadido). | Neither the Mediaset España Segregation nor the Merger are subject to VAT (Article 7.1 of Law 37/1992, of 28 December, on Value Added Tax). |
| Nè la Segregazione Mediaset España né la Fusione sono soggette all'Imposta sui conferimenti e sono entrambe esenti dall'Imposta sui trasferimenti e dall'Imposta di bollo (Articoli 19.2. 1° e 45.Uno B) 10° del testo riformato della legge sull'imposta sui trasferimenti, dell'Imposta di bollo e dell'Imposta sui conferimenti, approvato con il Regio Decreto legislativo n. 1/1993 del 24 settembre). | Ni la Segregación de Mediaset España ni la Fusión están sujetas a la modalidad de Operaciones Societarias del Impuesto sobre Transmisiones Patrimoniales Onerosas y Actos Jurídicos Documentados (ITP y AJD), y ambas están exentas de las modalidades Transmisiones Patrimoniales Onerosas y Actos Jurídicos Documentados del referido ITP y AJD (artículos 19.2 1º y 45.I B) 10º del texto refundido de la Ley del Impuesto sobre Transmisiones Patrimoniales y Actos Jurídicos Documentados aprobado por el Real Decreto Legislativo 1/1993, de 24 de septiembre). | Neither the Mediaset España Segregation nor the Merger do trigger Capital Duty and both are exempt from Transfer Tax and Stamp Duty (Articles 19.2 1º and 45.I B) 10º of the restated text of Transfer Tax, Stamp Duty and Capital Duty, approved by Royal Legislative Decree 1/1993 of 24 September). |
| (C) **ASPETTI DI DIRITTO FISCALE OLANDESE** | (C) **ASPECTOS DE DERECHO FISCAL NEERLANDÉS** | (C) **DUTCH TAX LAW ASPECTS** |
| 18.7. *Imposte sui redditi applicabili alla Fusione* | 18.7. *Régimen de imposición directa aplicable a la Fusión* | 18.7. *Direct tax regime applicable to the Merger* |
| DutchCo è una società costituita ai sensi del diritto olandese ed è, in linea di principio, fiscalmente residente nei Paesi Bassi e soggetta all'imposta olandese sul reddito delle società (**Dutch CIT**). Tuttavia, posto che la sua sede di direzione effettiva si trova in Italia, DutchCo dovrebbe essere considerata fiscalmente residente solo in Italia in applicazione della convenzione contro le doppie imposizioni in vigore tra l'Italia e i Paesi Bassi. Posto che DutchCo è residente in Italia ai fini convenzionali, la Fusione sarà soggetta alle disposizioni fiscali ordinariamente applicabili in Italia alle fusioni domestiche e intracomunitarie. | DutchCo es una sociedad constituida con arreglo a las leyes de los Países Bajos y es, en principio, residente neerlandesa a efectos fiscales y está sujeta al impuesto sobre sociedades neerlandés (**Dutch CIT**). Sin embargo, dado que su lugar de dirección efectiva está situado en Italia, DutchCo debería ser considerada exclusivamente como residente en Italia según el tratado fiscal en vigor entre Italia y los Países Bajos. Dado que DutchCo es residente en Italia a efectos del tratado, la Fusión estará sujeta a las normas fiscales italianas aplicables a las fusiones nacionales e intracomunitarias. | DutchCo is incorporated under the laws of the Netherlands and is therefore in principle a Dutch tax resident for Dutch tax purposes and subject to Dutch corporate income tax (**Dutch CIT**). However, because its place of effective management is located in Italy, DutchCo should be considered to be an exclusive resident of Italy on the basis of the tax treaty in place between Italy and the Netherlands. Since DutchCo is resident in Italy for tax treaty purposes, the Merger will be subject to the Italian tax rules ordinarily applicable to domestic and intra-EU mergers. |
| La Fusione non è soggetta a Dutch CIT. | La Fusión no está sujeta a Dutch CIT. | The merger is not subject to Dutch CIT. |
| 18.8. *Imposte indirette applicabili alla Fusione.* | 18.8. *Régimen de imposición indirecta aplicable a la Fusión* | 18.8. *Indirect tax regime applicable to the Merger* |
| La Fusione non è soggetta all'IVA olandese. | La Fusión no está sujeta al IVA neerlandés. | The Merger is not subject to Dutch VAT. |

54

19. 19.1. SIGNING FORMALITIES, GOVERNING LAW Pursuant to Section 2:312, paragraphs 3 and 4, of the DCC, the present Common Cross-Border Merger Plan has been signed by each member of each of the Boards of Directors approving the Merger, except for: with respect to Mediaset, Giulio Gallazzi, Raffaele Cappiello and Costanza Esclapon de Villeneuve, who have voted against the Common Cross-Border Merger Plan; with respect to Mediaset España, the proprietary directors (Mr. Fedele Confalonieri, Mr. Marco Giordani , Ms. Gina Nieri, Mr, Niccoló Querci and Mr. Borja Prado Eulate) and the executive directors (Mr. Paolo Vasile, Mr. Massimo Musolino and Mr. Mario Rodríguez Valderas), who have abstained from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC. An explanation for each missing signature is included in the relevant signature box. 19.2. For all matters that are not mandatorily subject to the laws applicable to Mediaset (i.e. Italian law) and Mediaset España (i.e. Spanish law) the present Common Cross-Border Merger Plan shall be governed by, and interpreted in accordance with, the laws of the Netherlands. Any dispute between the Companies as to the validity, interpretation or performance of the present Common Cross-Border Merger Plan shall be submitted to the exclusive jurisdiction of the Dutch courts, unless otherwise provided for by mandatory provisions of law. 55 19.FORMALITÀ PER LA FIRMA, LEGGE APPLICABILE 19.1. Ai sensi della Sezione 2:312, commi 3 e 4, del Codice Civile Olandese, il Progetto Comune di Fusione Transfrontaliera è stato sottoscritto da ciascun membro dei Consigli di Amministrazione, ad eccezione di: per quanto riguarda Mediaset, Giulio Gallazzi, Raffaele Cappiello e Costanza Esclapon de Villeneuve, che hanno votato contro l’approvazione del Progetto Comune di Fusione Transfrontaliera; per quanto riguarda Mediaset España, gli amministratori nominati dall’azionista di maggioranza (Fedele Confalonieri, Marco Giordani, Gina Nieri, Niccoló Querci e Borja Prado Eulate) e gli amministratori esecutivi (Paolo Vasile, Massimo Musolino e Mario Rodríguez Valderas), che si sono astenuti dal prendere parte al processo decisionale relativo all’Operazione in conformità all’Articolo 228 della LSC. Sarà dato conto delle ragioni di ogni mancata sottoscrizione nelle rispettive pagine recanti il campo firma. 19.2. Per ogni questione che non sia obbligatoriamente soggetta al diritto applicabile a Mediaset (ossia la legge italiana) e a Mediaset España (ossia la legge spagnola), il Progetto Comune di Fusione Transfrontaliera sarà regolato e interpretato in conformità alle leggi olandesi. Ogni controversia fra le Società circa la validità, l’interpretazione o l’attuazione del Progetto Comune di Fusione Transfrontaliera sarà soggetta alla competenza esclusiva delle corti olandesi, salvo diverse disposizioni inderogabili di legge. 19.FORMALIDADES DE FIRMA Y LEY APLICABLE 19.1. De conformidad con la sección 2:312, párrafos 3 y 4, del DCC, el presente Proyecto Común de Fusión Transfronteriza ha sido firmado por cada uno de los miembros de cada uno de los Consejos de Administración que han aprobado la Fusión, salvo por: por lo que respecta a Mediaset, Giulio Gallazzi, Raffaele Cappiello y Costanza Esclapon de Villeneuve, quienes han votado en contra del Proyecto Común de Fusión Transfronteriza; por lo que respecta a Mediaset España, los consejeros dominicales (D. Fedele Confalonieri, D. Marco Gioardani, D. Niccolò Querci y D. Borja Prado Eulate) y los consejeros ejecutivos (D. Paolo Vasile, D. Massimo Musolino y D. Mario Rodríguez Valderas), quienes se han abstenido de participar en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC. Respecto de cada firma faltante se explica la causa en el correspondiente cajetín de firma. 19.2. Para todas aquellas materias que no estén imperativamente sujetas al Derecho aplicable a Mediaset (es decir, Derecho italiano) y al Derecho aplicable a Mediaset España (es decir, Derecho español), el presente Proyecto Común de Fusión Transfronteriza se regirá e interpretará de conformidad con el Derecho neerlandés. Cualquier disputa entre las Sociedades en relación con la validez, interpretación o implementación del presente Proyecto Común de Fusión Transfronteriza será sometida a la jurisdicción exclusiva de los tribunales neerlandeses, a menos que disposiciones legales imperativas establezcan otra cosa.

Dated: 7 June 2019 56 Data: 7 giugno 2019 Fecha: 7 de junio de 2019

| | | |
|---|---|---|
| ELENCO ALLEGATI: | ANEXOS: | ANNEXES: |
| Allegato 1 | Anexo 1 | Schedule 1 |
| Versione attuale dello statuto di DutchCo (italiano) | Estatutos sociales actuales de DutchCo (italiano) | Current articles of association of DutchCo (Italian) |
| Versione attuale dello statuto di DutchCo (spagnolo) | Estatutos sociales actuales de DutchCo (español) | Current articles of association of DutchCo (Spanish) |
| Versione attuale dello statuto di DutchCo (inglese) | Estatutos sociales actuales de DutchCo (inglés) | Current articles of association of DutchCo (English) |
| Allegato 2 | Anexo 2 | Schedule 2 |
| Versione proposta dello statuto di MFE (italiano) | Estatutos sociales propuestos de MFE (italiano) | Proposed articles of association of MFE (Italian) |
| Versione proposta dello statuto di MFE (spagnolo) | Estatutos sociales propuestos de MFE (español) | Proposed articles of association of "MFE (Spanish) |
| Versione proposta dello statuto di MFE (inglese) | Estatutos sociales propuestos de MFE (inglés) | Proposed articles of association of MFE (English) |
| Allegato 3 | Anexo 3 | Schedule 3 |
| Termini e Condizioni per l'assegnazione iniziale di azioni a voto speciale A – Mediaset (italiano) | Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset (italiano) | Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset (Italian) |
| Termini e Condizioni per l'assegnazione iniziale di azioni a voto speciale A – Mediaset (spagnolo) | Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset (español) | Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset (Spanish) |
| Termini e Condizioni per l'assegnazione iniziale di azioni a voto speciale A – Mediaset (inglese) | Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset (inglés) | Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset (English) |
| Allegato 4 | Anexo 4 | Schedule 4 |
| Termini e Condizioni per l'assegnazione iniziale di azioni a voto speciale A – Mediaset España (italiano) | Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset España (italiano) | Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset España (Italian) |
| Termini e Condizioni per l'assegnazione iniziale di azioni a voto speciale A – Mediaset España (spagnolo) | Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset España (español) | Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset España (Spanish) |
| Termini e Condizioni per l'assegnazione iniziale di azioni a voto speciale A – Mediaset España (inglese) | Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset España (inglés) | Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset España (English) |

57

Schedule 5 Terms and Conditions for the Special Voting Shares (Italian) Terms and Conditions for the (Spanish) Terms and Conditions for the (English) Special Voting Shares Special Voting Shares 58 Allegato 5 Termini e Condizioni delle Azioni a Voto Speciale (italiano) Termini e Condizioni delle Azioni a Voto Speciale (spagnolo) Termini e Condizioni delle Azioni a Voto Speciale (inglese) Anexo 5 Términos y Condiciones de las Acciones Especiales de Voto (italiano) Términos y Condiciones de las Acciones Especiales de Voto (español) Términos y Condiciones de las Acciones Especiales de Voto (inglés)

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marco Giordani

Presidente / Presidente / Chairman

59

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Monica Ballabio

Consigliere / Consejera / Director

60

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Luigi Motta

Consigliere / Consejero / Director

61

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Simone Sole

Consigliere / Consejero / Director

62

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Pasquale Straziota

Consigliere / Consejero / Director

63

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Fedele Confalonieri

Presidente / Presidente / Chairman

64

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Pier Silvio Berlusconi

Vice Presidente e Amministratore Delegato / Vicepresidente y Consejero Delegado / Vice-Chairman and Chief Executive Officer

65

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marina Berlusconi

Consigliere / Consejera / Director

66

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marina Brogi

Consigliere / Consejera / Director

67

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Andrea Giovanni Canepa

Consigliere / Consejero / Director

68

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per espressione di voto contrario	Firma faltante debido a su votación contraria	Signature missing due to his voting against

Raffaele Cappiello

Consigliere / Consejero / Director

69

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per espressione di voto contrario	Firma faltante debido a su votación contraria	Signature missing due to her voting against

Costanza Esclapon de Villeneuve

Consigliere / Consejera / Director

70

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per espressione di voto contrario	Firma faltante debido a su votación contraria	Signature missing due to her voting against

Giulio Gallazzi

Consigliere / Consejero / Director

71

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marco Angelo Ettore Giordani

Consigliere / Consejero / Director

72

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Francesca Mariotti

Consigliere / Consejera / Director

73

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Gina Nieri

Consigliere / Consejera / Director

74

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Danilo Pellegrino

Consigliere / Consejero / Director

75

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Niccolò Querci

Consigliere / Consejero / Director

76

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Stefano Sala

Consigliere / Consejero / Director

77

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Carlo Secchi

Consigliere / Consejero / Director

78

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Alejandro Echevarría Busquet

Presidente / Presidente / Chairman of the Board

79

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Cristina Garmendia Mendizabal

Consigliere / Consejera / Director

80

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Javier Díez de Polanco

Consigliere / Consejero / Director

81

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Helena Revoredo Delvecchio

Conisgliere / Consejero / Director

82

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Consuelo Crespo Bofill

Consigliere / Consejera / Director

83

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Fedele Confalonieri

Vice-Presidente / Vicepresidente / Vice-Chairman

84

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Marco Giordani

Consigliere / Consejero / Director

85

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Gina Nieri

Consigliere / Consejera / Director

86

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Niccoló Querci

Consigliere / Consejero / Director

87

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Borja Prado Eulate

Consigliere / Consejero / Director

88

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Paolo Vasile

Amministratore Delegato / Consejero Delegado / Chief Executive Officer

89

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Massimo Musolino

90

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction, in accordance with Article 228 of the LSC.

Mario Rodríguez Valderas

Consigliere / Consejero / Director

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Allen & Overy LLP
Mediaset Investment N.V. | integral text of the Articles of Association
SR/AB/0078081-0000003
99130467

ARTICLES OF ASSOCIATION:

Name. Corporate seat.

Article 1.

The name of the company is: Mediaset Investment N.V.

Its corporate seat is in Amsterdam, the Netherlands.

Objects.

Article 2.

The objects of the company are to participate in, to take an interest in any other way in and conduct the management of other business enterprises of whatever nature, and further to finance third parties and in any way to provide security or undertake the obligations of third parties and finally all activities which are incidental to or which may be conducive to any of the foregoing.

Share capital and shares.

Article 3.

3.1.                            The authorised capital of the company is one hundred eighty thousand euro (EUR 180,000) and consists of one hundred eighty thousand (180,000) shares with a nominal value of one euro (EUR 1) each.

3.2.                            The shares shall be in registered form and shall be numbered consecutively from 1 onwards.

3.3.                            No share certificates shall be issued.

3.4.                            The company may not with a view to the subscription or acquisition by others of shares or depositary receipts for shares in its share capital provide security, guarantee the price, give any other guarantee or assume liability, on a joint and several basis or otherwise, with or for others.

3.5.                            The company may grant loans for the purpose of a subscription for or an acquisition of shares or depositary receipts for shares in its share capital subject to any applicable statutory provisions.

A resolution by the management board to grant a loan as referred to in the preceding sentence shall be subject to the approval of the general meeting.

Issue of shares.
Article 4.

4.1.                            Shares shall be issued pursuant to a resolution of the general meeting; the general meeting shall determine the price and further terms and conditions of the issue.

4.2.                            Shares shall never be issued at a price below par.

4.3.                            Shares shall be issued by notarial deed, in accordance with section 2:86 of the Civil Code.

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4.4.                            The company shall within eight days of the resolution of the general meeting to issue shares file the complete text of the resolution with the Trade Register.

4.5.                            The company is not authorised to cooperate in the issue of depositary receipts for shares.

Pre-emptive right.

Article 5.

5.1.                            Upon issue of shares against payment in cash, each shareholder shall have a pre-emptive right in proportion to the aggregate amount of his shares, subject to paragraph 5 and subject to section 2:96a subsection 1 third sentence of the Civil Code.

5.2.                            Pre-emptive rights may not be separately disposed of.

5.3.                            If pre-emptive rights exist in respect of an issue of shares, the general meeting shall determine, with due observance of this article and simultaneously with the resolution to issue shares, the manner in which and the period within which such pre-emptive rights may be exercised. The length of that period shall be at least four weeks from the date the notification referred to in paragraph 4 is sent.

5.4.                            The company shall notify in writing all shareholders of an issue of shares in respect of which pre-emptive rights exist and of the period of time within which such rights may be exercised.

5.5.                            The pre-emptive right may be limited or excluded pursuant to a resolution of the general meeting. The limitation or exclusion proposal shall contain a written explanation of the reasons for the proposal and the selection of the intended issue price.

5.6.                            If less than fifty percent of the issued capital is represented at the meeting, a majority of at least two thirds of the votes cast shall be required for a resolution of the general meeting to limit or exclude the pre-emptive right. The company shall within eight days of the resolution file the complete text of the resolution with the Trade Register.

5.7.                            The provisions of this article and article 4 shall equally apply to a grant of rights to subscribe for shares, but shall not apply to an issue of shares to a person who exercises a previously acquired right to subscribe for shares.

Payment for shares.
Article 6.

6.1.                            Shares shall only be issued against payment in full.

6.2.                            Payment must be made in cash to the extent that no alternative contribution has been agreed.

6.3.                            Payment in cash may be made in a foreign currency, subject to the company’s consent.

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Acquisition and disposal of shares.

Article 7.

7.1.                            Subject to authorisation by the general meeting and subject to the applicable statutory provisions, the management board may cause the company to acquire fully paid up shares in its own share capital for a consideration.

7.2.                            The general meeting shall resolve upon the disposal by the company of shares acquired in its share capital.

Shareholders register.

Article 8.

8.1.                            The management board shall maintain a shareholders register in accordance with the relevant statutory requirements.

8.2.                            The management board shall make the register available at the office of the company for inspection by the shareholders and other holders of meeting rights.

Transfer of shares.

Article 9.

Any transfer of shares shall be effected by notarial deed, in accordance with section 2:86 of the Civil Code.

Notices of meetings and notifications.

Article 10.

10.1.                     Notices of meetings and notifications to shareholders and other holders of meeting rights shall be sent to the addresses stated in the shareholders register. Each shareholder and usufructuary of shares shall inform the management board of his address.

10.2.                     Notifications to the management board shall be sent to the office of the company or to the addresses of all managing directors.

10.3.                     Notices of meetings and notifications by means of a legible and reproducible electronic communication shall be sent to the address provided for that purpose.

Management.

Article 11.

11.1.                     The company shall be managed by a management board, consisting of one or more managing directors. The general meeting shall determine the number of managing directors.

A legal entity may be appointed as a managing director.

11.2.                     Managing directors shall be appointed by the general meeting. The general meeting may at any time suspend and dismiss managing directors.

11.3.                     The policy with regard to the board of director’s remuneration shall be adopted by the general meeting.

The general meeting shall determine the remuneration and other terms and conditions which apply to the managing directors.

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11.4.                     In the event that one or more managing directors is prevented from acting, or in the case of a vacancy or vacancies for one or more managing directors, the remaining managing directors or the only remaining managing director shall temporarily be in charge of the management.

In the event that all managing directors are or the only managing director is prevented from acting or there are vacancies for all managing directors or there is a vacancy for the only managing director, the person designated or to be designated by the general meeting shall temporarily be in charge of the management.

In the case of vacancy of all managing directors or the sole managing director, the person as meant in the previous sentence shall as soon as possible take the necessary measures to make a definitive arrangement.

Resolutions by the management board.

Article 12.

12.1.                     With due observance of these articles of association, the management board may adopt rules governing its internal proceedings. Furthermore, the managing directors may divide their duties among themselves, whether or not by rules.

12.2.                     The management board shall meet whenever a managing director so requires. The management board shall adopt its resolutions by an absolute majority of votes cast.

In a tie vote, the general meeting shall decide.

12.3.                     If a managing director has a direct or indirect personal conflict of interest with the company, he shall not participate in the deliberations and the decision-making process concerned in the management board. If as a result thereof no resolution of the management board can be adopted, the resolution is adopted by the general meeting.

12.4.                     The management board may also adopt resolutions without holding a meeting, provided such resolutions are adopted in writing or in a reproducible manner by electronic means of communication and all managing directors entitled to vote have consented to adopting the resolution outside a meeting.

Article 12 paragraphs 2 and 3 shall equally apply to adoption by the management board.

12.5.                     The management board shall adhere to the instructions of the general meeting in respect of the general lines in respect of the financial, social, economic and personnel policies to be pursued by the company as well as in respect of the policies in the following matters: marketing, environment and long-term cooperation.

12.6.                     The general meeting may adopt resolutions pursuant to which clearly specified resolutions of the management board require its approval; such

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resolutions must be clearly specified and be notified to the managing directors in writing.

12.7.                     A lack of approval by the general meeting of a resolution referred to in this article shall not affect the representative authority of the management board or the managing directors.

Representation.

Article 13.

13.1.                     The management board, as well as each managing director individually, is authorised to represent the company.

13.2.                     If all shares in the company’s share capital are held by one shareholder, legal acts with such shareholder shall, if such shareholder also represents the company, be laid down in writing. The foregoing equally applies to a joint owner in a matrimonial community of property or a community of registered partnership comprising shares but does not apply to legal acts that under the conditions stipulated are in the company’s normal course of business.

Authorised signatories.

Article 14.

The management board may grant to one or more persons, whether or not employed by the company, the power to represent the company (“procuratie”) or grant in a different manner the power to represent the company on a continuing basis. The management board may also grant such titles as it may determine to persons as referred to in the preceding sentence, as well as to other persons, but only if such persons are employed by the company. Any procuration may be revoked at any time.

General meetings.

Article 15.

15.1.                     The annual general meeting shall be held within six months after the end of the financial year.

15.2.                     The agenda for this meeting shall in any case include the adoption of the annual accounts, the allocation of profits and the granting of discharge to managing directors for their management in the past year, unless the period for preparation of the annual accounts has been extended.

At this general meeting, furthermore, all items which have been put on the agenda in accordance with paragraphs 5 and 6 shall be discussed.

15.3.                     A general meeting shall be convened whenever the management board or a shareholder considers this appropriate or the law requires it.

15.4.                     General meetings shall be held in the municipality where the company has its corporate seat.

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Resolutions adopted at a general meeting held elsewhere shall be valid only if the entire issued share capital is represented and all other holders of meeting rights are present or represented.

15.5.                     Shareholders and other holders of meeting rights shall be given notice of the general meeting by the management board, by a managing director or by a shareholder. The notice shall specify the items to be discussed.

15.6.                     Notice shall be given not later than on the fifteenth day prior to the date of the meeting.

If the notice period was shorter or if no notice was sent, no valid resolutions may be adopted unless the resolution is adopted by unanimous vote at a meeting at which the entire issued share capital is represented and all other holders of meeting rights are present or represented.

The preceding sentence shall equally apply to matters which have not been mentioned in the notice of the meeting or in a supplementary notice sent with due observance of the notice period.

15.7.                     The general meeting shall appoint its chairman. The chairman shall designate the secretary.

15.8.                     Minutes shall be kept of the business transacted at a meeting.

Voting rights of shareholders.

Article 16.

16.1.                     Each share confers the right to cast one vote. Holders of a right of usufruct on shares shall only be entitled to vote if this was stipulated when the right of usufruct was created. The voting rights attached to shares may not be conferred on pledgees of those shares.

Holders of a right of usufruct without voting rights and pledgees of shares shall not be entitled to the rights conferred by law on the holders of depositary receipts issued for shares with the company’s cooperation.

Managing directors have as such an advisory vote at the general meetings.

16.2.                     Shareholders and other holders of meeting rights may be represented at a meeting by a proxy authorised in writing.

16.3.                     Resolutions shall be adopted by an absolute majority of the votes cast, unless the law prescribes a larger majority.

16.4.                     Each shareholder is, either in person or by proxy authorised in writing, entitled to participate in a general meeting, to address the meeting and exercise his voting rights by electronic means of communication. To do so he must be able to participate in the deliberations through electronic means of communication. The management board may with the consent of the general meeting attach conditions to the use of the electronic means of communication. The notice of meeting shall set out these conditions or state where they can be consulted.

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16.5.                     For the purpose of paragraphs 2 and 4, the requirement of proxy in written form shall also be met if the proxy has been recorded electronically.

16.6.                     Shareholders and holders of a right of usufruct with voting rights may adopt any resolutions which they could adopt at a meeting, without holding a meeting. The managing directors are given the opportunity to advise regarding such resolution, unless in the circumstances it is unacceptable according to criteria of reasonableness and fairness to give such opportunity.

A resolution to be adopted without holding a meeting shall only be valid if all persons entitled to vote have cast their votes in writing or by legible and reproducible electronic communication in favour of the proposal concerned.

Those who have adopted a resolution without holding a meeting shall forthwith notify the management board of the resolution so adopted.

Financial year. Annual accounts.
Article 17.

17.1.                     The financial year shall coincide with the calendar year.(1)

17.2.                     Annually, within five months after the end of each financial year — save where this period is extended by a maximum of five months by the general meeting on the basis of special circumstances - the management board shall prepare annual accounts and shall make these available at the office of the company for inspection by the shareholders and other holders of meeting rights.

The annual accounts shall be accompanied by the auditor’s certificate, referred to in article 18, if the instructions referred to in that article have been given, by the management report, unless section 2:391 of the Civil Code does not apply to the company, and by the additional information referred to in subsection 1 of section 2:392 of the Civil Code, insofar as the provisions of that subsection apply to the company.

The annual accounts shall be signed by all managing directors. If the signature of one or more of them is lacking, this shall be disclosed, stating the reasons.

Auditor.

Article 18.

The company may instruct an auditor, as referred to in section 2:393 of the Civil Code, to audit the annual accounts prepared by the management board in accordance with subsection 3 of that section, provided however that the company must give such instructions if the law so requires.

(1) Following the amendment of article 17.1 of the articles of association of DutchCo to be approved by the general meeting of shareholders of DutchCo before 30 June 2019, article 17.1 will read “The Company’s financial year will run from 1 July to 30 June every year”. Article 17.1 will be subsequently amended in September 2019 so that it will read again “The Company’s financial year is the calendar year”.

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If the law does not require that the instructions mentioned in the preceding sentence be given, the company may also instruct another expert to audit the annual accounts prepared by the management board; such expert is hereinafter also referred to as auditor.

The general meeting shall be authorised to give the instructions referred to above. If the general meeting fails to give the instructions, the management board shall be authorised to do so.

The instructions given to the auditor may be revoked by the general meeting or by the management board if it has given the instructions. The instructions may only be revoked for good reasons with due observance of section 2:393 subsection 2 of the Civil Code.

The auditor shall report on his audit to the management board and shall issue a certificate containing the results of the audit.

Profit and loss.

Article 19.

19.1.                     Distribution of profits pursuant to this article shall take place after the adoption of the annual accounts which show that the distribution is allowed.

19.2.                     The profits shall be at the free disposal of the general meeting.

19.3.                     The company may only make distributions to shareholders and other persons entitled to distributable profits to the extent that its shareholders’ equity exceeds the sum of its issued share capital and the reserves to be maintained by law.

19.4.                     A loss may be set off against the reserves to be maintained by law only to the extent permitted by law.

19.5.                     Shares which the company holds in its own share capital shall not be taken into account for the purpose of determining how the amount to be distributed on shares is to be divided.

Distribution of profits.

Article 20.

20.1.                     Dividends shall be due and payable four weeks after they have been declared, unless the general meeting determines another date on the proposal of the management board.

20.2.                     The general meeting may resolve that dividends shall be distributed in whole or in part in a form other than cash.

20.3.                     Without prejudice to paragraph 3 of article 19 the general meeting may resolve to distribute all or any part of the reserves.

20.4.                     An interim distribution shall be made if the general meeting so determines on the proposal of the management board and provided that an interim statement of assets and liabilities which has been drawn up in accordance

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with the statutory requirements shows that the requirement of paragraph 3 of article 19 has been fulfilled.

Liquidation.

Article 21.

21.1.                     If the company is dissolved pursuant to a resolution of the general meeting, it shall be liquidated by the management board if and to the extent that the general meeting does not appoint other liquidators.

21.2.                     After the company has ceased to exist, its books, records and other data carriers shall remain in the custody of the person designated for that purpose by the liquidators for a period of seven years.

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ARTICLES OF ASSOCIATION

OF

MFE — MEDIAFOREUROPE N.V.

Allen & Overy LLP

TRANSITORY PROVISIONS		23
T1	Issued Share Capital Scenario I	23
T2	Issued Share Capital Scenario II	23
T3	Issued Share Capital Scenario III	24
T4	Issued Share Capital Scenario IV	24
T5	Issued Share Capital Scenario V	24
T6	Issued Share Capital Scenario VI	25
T7	Issued Share Capital Scenario VII	25
T8	Issued Share Capital Scenario VIII	26

ARTICLES OF ASSOCIATION:

CHAPTER 1. DEFINITIONS

Article 1. Definitions and Construction.

1.1          In these Articles of Association, the following terms have the following meanings:

Acting In Concert has the meaning given to it in 1:1 of the Act on Financial Supervision, being understood that similar voting behaviour, holding meetings to coordinate voting and joint public announcements will be considered Acting In Concert.

Act on Financial Supervision means the Dutch Financial Supervision Act (Wet op het financieel toezicht) and the rules promulgated thereunder.

Authority means any multinational, foreign, domestic, national, federal, state or local authority or entity, public agency or entity, judiciary or arbitration court, government or tribunal.

Board means the board (het bestuur) of the Company.

Book Entry System means any book entry system in the country where the Shares are listed from time to time.

Company means the company the internal organization of which is governed by these Articles of Association.

Deputy-Chairman means a Director appointed as such by the Board as referred to in Article 18.1.

Director means a member of the Board and refers to both an Executive Director and a Non-Executive Director.

Dutch Civil Code means the Dutch Civil Code (Burgerlijk Wetboek).

Executive Director means a Director appointed as Executive Director in accordance with Article 15.1.

External Auditor has the meaning ascribed to that term in Article 26.1.

General Meeting or General Meeting of Shareholders means the body of the Company consisting of those in whom as shareholder or otherwise the voting rights on shares are vested or a meeting of such persons (or their representatives) and other persons entitled to attend the General Meeting of Shareholders.

Non-Executive Director means a Director appointed as Non-Executive Director in accordance with Article 15.1.

Ordinary Share means a Share referred to as such in Article 4.2.

Public Takeover Bid Decree means the Public Takeover Decree (Besluit openbare biedingen Wft).

Senior Non-Executive Director means a Non-Executive Director appointed as such by the Board as referred to in Article 18.1.

Share means a share in the capital of the Company. Unless the contrary is apparent, this includes a Share of any class.

Shareholder means a holder of one or more Shares.

Special Voting Share means a special voting Share referred to as such in Article 4.2. Unless the contrary is apparent, this includes a special voting Share of any class.

Special Voting Share A means a special voting Share A referred to as such in Article 4.2.

Special Voting Share B means a special voting Share B referred to as such in Article 4.2.

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Special Voting Share C means a special voting Share C referred to as such in Article 4.2.

1.2                               In addition, certain terms not used outside the scope of a particular Article are defined in the Article concerned.

1.3                               A message in writing means a message transmitted by letter, by telecopier, by e-mail or by any other means of electronic communication provided the relevant message or document is legible and reproducible, and the term written is to be construed accordingly.

1.4                               References in these Articles of Association to the meeting of holders of Shares of a particular class will be understood to mean the body of the Company consisting of the holders of Shares of the relevant class or (as the case may be) a meeting of holders of Shares of the relevant class (or their representatives) and other persons entitled to attend such meetings.

1.5                               References to Articles refer to articles which are part of these Articles of Association, except where expressly indicated otherwise.

1.6                               Unless the context otherwise requires, words and expressions contained and not otherwise defined in these Articles of Association bear the same meaning as in the Dutch Civil Code. Also, unless otherwise indicated, references in these Articles of Association to the law are references to provisions of Dutch law as it reads from time to time.

CHAPTER 2. NAME, OFFICIAL SEAT AND OBJECTS.

Article 2. Name and Official Seat.

2.1          The Company’s name is:

2.2          MFE - MEDIAFOREUROPE N.V.

2.3          The official seat of the Company is in Amsterdam, the Netherlands.

2.4                               The Board can establish and close branches, agencies, representative offices and administrative offices both in the Netherlands and abroad.

Article 3. Objects.

The Company’s purpose is to product and provide for audio-visual contents, directly or through wholly owned subsidiaries or companies invested in, on every possible broadcasting and/or programming platform and by any transmitting and receiving means (on land, via satellite, cable or the Internet, with analogue and digital signals) as well as any other, industrial, business, financial and tertiary activity. In the context of the above purposes, and to attain the same, the Company may carry out the following activities:

(a)                                      developing, producing, co-producing, executive producing films, features, shorts, TV shows, entertainment programmes and various broadcasts mainly aimed at TV channels and radio stations, short video ads, as well as reversing and duplicating TV shows and feature films;

(b)                                      developing, producing and broadcasting publishing products, information and/or entertainment services and interactive services for the Internet, landlines, mobile phones and every other means, as well as selling and/or performing brokering and/or ancillary services in relation to the sale of goods and/or services through TV channels, the Internet and any other means;

(c)                                       purchasing, selling, distributing, renting, curating, marketing films, TV shows, documentaries, film and TV programmes;

(d)                                      producing and writing the score for films, TV shows and documentaries;

(e)                                       curating music collections and record releases;

(f)                                        operating and managing film and theatre production companies;

(g)                                       organising billboard, magazine, TV and audio-visual ads, advertising intermediation, selling

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advertising space by any means, as well as creative support in providing advertising services in any of the possible formats, through any broadcast or public communication means;

(h)                                      direct sales to the public in single or multiple form of audio-visual contents (e.g. tickets, pay tv, ppv, svod, etc.);

(i)                                          developing and managing on behalf of third parties e-commerce websites and supplying ancillary services for e-commerce activities and distance sale agreements;

(j)                                         information, cultural and recreational activities specifically concerning the production and/or management and/or marketing and/or distribution of press information and communication media outlets, with the exception of daily newspapers, irrespective of their creation, development and dissemination, through the written word, of voice, audio-visual and TV reproduction;

(k)                                      promotional and PR activities, including organising and managing courses, conferences, conventions, seminars, exhibitions, shows, events and any other activity concerning research and culture, such as publishing studies, monographs, catalogues, books, leaflets and audio-visual products;

(l)                                          exercising economic utilisation rights for intellectual property by any dissemination means, including the marketing of trademarks, inventions and ornamental drawings, audio-visual products and text contents of any kind, as well as other intellectual property rights, also concerning works of art in film and TV, merchandising, sponsorships;

(m)                                  managing property and industrial complexes relating to film production and the activities specified under points a) through l) above;

(n)                                      building, purchasing, selling and exchanging properties;

(o)                                      installing and operating systems to carry out and manage, with no territorial boundaries, telecommunication services, as well as performing all related activities, including that of planning, creating, managing and marketing products, telecommunication, teleinformatics and electronics services and systems; and

(p)                                      performing, in its own interest or that of companies and legal persons that are wholly-owned or invested in, any transaction regarding movable or immovable assets, of a financial, business, partnership nature, including taking out loans and facilities and, also in favour of third parties, endorsements, sureties and other guarantees, including in rem, as well as performing all administrative or support activities, or any other ancillary, preliminary or supplementary activity to the above.

CHAPTER 3. SHARE CAPITAL AND SHARES

Article 4. Authorised Capital and Shares.

4.1                               The authorised capital of the Company amounts to two hundred and forty million euro (EUR 240,000,000.00).

4.2          The authorised capital is divided into the following classes of shares as follows:

•                                     one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                     one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                     one billion five hundred million (1,500,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

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•                                          one billion five hundred million (1,500,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.

4.3                               Further classes of Shares, including classes of senior or junior preferred shares, may be authorised by the Company from time to time, provided a new class of Shares and the terms thereof are first included in the Articles of Association. An amendment of these Articles of Association authorizing a new class of Shares, and the issuance of Shares of any current or future class, will not require the approval of any particular group or class of Shareholders.

4.4                               All Shares will be registered Shares. The Board may determine that for the purpose of trading and transfer of Shares at a foreign stock exchange Shares shall be recorded in the Book Entry System, such in accordance with the requirements of the relevant foreign stock exchange.

Article 5. Register of Shareholders.

5.1                               The Company must keep a Register of Shareholders. The register may consist of various parts which may be kept in different places and each may be kept in more than one copy and in more than one place as determined by the Board.

5.2                               Holders of Shares are obliged to furnish their names and addresses to the Company in writing if and when so required pursuant to (a) a request of the Board and/or (b) the requirements of law and of regulation applicable to the Company. The names and addresses, and, in so far as applicable, the other particulars as referred to in Section 2:85 of the Dutch Civil Code, will be recorded in the Register of Shareholders. Holders of Ordinary Shares who have requested to become eligible to acquire Special Voting Shares, such in accordance with the SVS Terms (as defined in Article 13.2), will be recorded in a separate part of the Register of Shareholders (the Loyalty Register) with their names, addresses, the entry date, the total number of Ordinary Shares in respect of which a request is made and, when issued, the total number and class of Special Voting Shares held. The Board will supply anyone recorded in the register on request and free of charge with an extract from the register relating to his right to Shares.

5.3                               The register will be kept up to date. The Board will set rules with respect to the signing of registrations and entries in the Register of Shareholders.

5.4                               Section 2:85 of the Dutch Civil Code applies to the register of Shareholders.

Article 6. Resolution to Issue Shares; Conditions of Issuance.

6.1                               Shares may be issued pursuant to a resolution of the General Meeting. This competence concerns all non-issued Shares of the Company’s authorised capital, except insofar as the competence to issue Shares is vested in the Board in accordance with Article 6.2 hereof.

6.2                               Shares may be issued pursuant to a resolution of the Board, if and insofar as the Board is designated to do so by the General Meeting. Such designation can be made each time for a maximum period of five years and can be extended each time for a maximum period of five years. A designation must determine the number of Shares of each class concerned which may be issued pursuant to a resolution of the Board. A resolution of the General Meeting to designate the Board as a body of the Company authorised to issue Shares can only be withdrawn at the proposal of the Board.

6.3                               A resolution of the General Meeting to issue Shares or to designate the Board as the body of the Company authorised to do so can only take place at the proposal of the Board.

6.4                               The foregoing provisions of this Article 6 apply by analogy to the granting of rights to subscribe for Shares, but do not apply to the issuance of Shares to a person exercising a right to subscribe for Shares previously granted.

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6.5                               The body of the Company resolving to issue Shares must determine the issue price and the other conditions of issuance in the resolution to issue.

Article 7. Pre-emptive Rights.

7.1                               Upon the issuance of Ordinary Shares, each holder of Ordinary Shares will have pre-emptive rights in proportion to the aggregate nominal value of his Ordinary Shares. A Shareholder will not have pre-emptive rights in respect of Ordinary Shares issued against a non-cash contribution. Nor will the Shareholder have pre-emptive rights in respect of Ordinary Shares issued to employees of the Company or of a group company (groepsmaatschappij).

7.2                               Prior to each individual issuance of Ordinary Shares, pre-emptive rights may be restricted or excluded by a resolution of the General Meeting. However, with respect to an issue of Ordinary Shares pursuant to a resolution of the Board, the pre-emptive rights can be restricted or excluded pursuant to a resolution of the Board if and insofar as the Board is designated to do so by the General Meeting. The provisions of Articles 6.1 and 6.2 apply by analogy.

7.3                               A resolution of the General Meeting to restrict or exclude the pre-emptive rights or to designate the Board as a body of the Company authorised to do so can only be adopted at the proposal of the Board.

7.4                               If a proposal is made to the General Meeting to restrict or exclude pre-emptive rights, the reason for such proposal and the choice of the intended issue price must be set forth in the proposal in writing.

7.5                               A resolution of the General Meeting to restrict or exclude pre-emptive rights or to designate the Board as the body of the Company authorised to do so requires a majority of not less than two-thirds of the votes validly cast, if less than one-half of the Company’s issued capital is represented at the meeting.

7.6                               When rights are granted to subscribe for Ordinary Shares, the holders of Ordinary Shares will have pre-emptive rights in respect thereof; the foregoing provisions of this Article 7 apply by analogy. Holders of Ordinary Shares will have no pre-emptive rights in respect of Ordinary Shares issued to a person exercising a right to subscribe for Ordinary Shares previously granted.

Article 8. Payment on Shares.

8.1                               Upon issuance of an Ordinary Share, the full nominal value thereof must be paid-up, as well as the amount of the share premium if the Share is subscribed for at a higher price, without prejudice to the provisions of section 2:80 subsection 2 of the Dutch Civil Code.

8.2                               Payment for a Share must be made in cash insofar as no contribution in any other form has been agreed on.

8.3                               If the Board so decides, Ordinary Shares can be issued at the expense of any reserve, except for the Special Capital Reserve referred to in Article 13.4.

8.4                               The Board is authorised to enter into legal acts relating to non-cash contributions and the other legal acts referred to in section 2:94 of the Dutch Civil Code without the prior approval of the General Meeting.

8.5                               Payments for Shares and non-cash contributions are furthermore subject to the provisions of sections 2:80, 2:80a, 2:80b and 2:94b of the Dutch Civil Code.

Article 9. Treasury Shares.

9.1                               When issuing Shares, the Company may not subscribe for its own Shares.

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9.2                               The Company is entitled to acquire its own fully paid-up Shares, or depositary receipts for Shares, with due observance of the relevant statutory provisions.

9.3                               Acquisition for valuable consideration is permitted only if the General Meeting has authorised the Board to do so. Such authorization will be valid for a period not exceeding eighteen months. The General Meeting must determine in the authorization the number of Shares or depositary receipts for Shares which may be acquired, the manner in which they may be acquired and the limits within which the price must be set.

9.4                               The Company may, without authorization by the General Meeting, acquire its own Shares for the purpose of transferring such Shares to employees of the Company or of a group company (groepsmaatschappij) under a scheme applicable to such employees, provided such Shares are quoted on the price list of a stock exchange.

9.5                               Article 9.3 does not apply to Shares or depositary receipts for Shares which the Company acquires by universal succession in title.

9.6                               No voting rights may be exercised with respect to any Share held by the Company or by a subsidiary (dochtermaatschappij), or any Share for which the Company or a subsidiary (dochtermaatschappij) holds the depositary receipts. No payments will be made on Shares which the Company holds in its own share capital.

9.7                               The Company is authorised to alienate Shares held by the Company, or depositary receipts for Shares, pursuant to a resolution of the Board.

9.8                               Treasury Shares and depositary receipts for Shares are furthermore subject to the provisions of sections 2:89a, 2:95, 2:98, 2:98a, 2:98b, 2:98c, 2:98d and 2:118 of the Dutch Civil Code.

Article 10. Reduction of the Issued Capital.

10.1                        The General Meeting may, but only at the proposal of the Board, resolve to reduce the Company’s issued capital:

(a)                                      by cancellation of Shares; or

(b)                                      by reducing the nominal value of Shares by amendment of these Articles of Association. The Shares in respect of which such resolution is passed must be designated therein and provisions for the implementation of such resolution must be made therein.

10.2                        A resolution to cancel Shares can only relate to:

(a)                                      Shares held by the Company itself or of which it holds the depositary receipts; or

(b)                                      all Shares of a particular class.

A cancellation of all Shares of a particular class shall require the prior approval of the meeting of holders of Shares of the class concerned.

10.3                        Reduction of the nominal value of Shares, with or without repayment, must be made in the same amount with respect to all Shares. This requirement may be deviated from as such that a distinction is made between classes of Shares. In that case, a reduction of the nominal value of the Shares of a particular class will require the prior approval of the meeting of holders of Shares of the class concerned.

10.4                      A reduction of the issued capital of the Company is furthermore subject to the provisions of sections 2:99 and 2:100 of the Dutch Civil Code.

Article 11. Transfer of Shares.

11.1                      The transfer of rights a Shareholder holds with regard to Ordinary Shares included in the Book Entry System must take place in accordance with the provisions of the regulations applicable to the relevant Book Entry System.

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11.2                      The transfer of Shares not included in the Book Entry System requires an instrument intended for such purpose and, save when the Company itself is a party to such legal act, the written acknowledgement by the Company of the transfer. The acknowledgement must be made in the instrument or by a dated statement of acknowledgement on the instrument or on a copy or extract thereof and signed as a true copy by a civil law notary or the transferor. Official service of such instrument or such copy or extract on the Company is considered to have the same effect as an acknowledgement.

11.3                      A transfer of Ordinary Shares from the Book Entry System is subject to the restrictions of the provisions of the regulations applicable to the relevant Book Entry System and is further subject to approval of the Board.

Article 12. Usufruct, Pledge and Depositary Receipts with respect to Shares.

12.1                        The provisions of Articles 11.1 and 11.2 apply by analogy to the creation or transfer of a right of usufruct in Shares. Whether the voting rights attached to the Shares on which a right of usufruct is created, are vested in the Shareholder or the usufructuary, is determined in accordance with section 2:88 of the Dutch Civil Code. Shareholders, with or without voting rights, and the usufructuary with voting rights are entitled to attend the General Meeting of Shareholders. A usufructuary without voting rights is not entitled to attend the General Meeting of Shareholders.

12.2                      The provisions of Articles 11.1 and 11.2 also apply by analogy to the pledging of Shares. Shares may also be pledged as an undisclosed pledge: in such case, section 3:239 of the Dutch Civil Code applies by analogy. No voting rights and/or the right to attend the General Meeting of Shareholders accrue to the pledgee of Shares.

12.3                      Holders of depositary receipts for Shares are not entitled to attend the General Meeting of Shareholders.

Article 13. Certain Provisions concerning Special Voting Shares.

13.1                      Where the provisions concerning Special Voting Shares as contained in this Article 13 conflict with any other provisions of this Chapter 3, this Article 13 will govern. The powers attributed in these Articles of Association to the meeting of holders of Special Voting Shares A, to the meeting of holders of Special Voting Shares B and to the meeting of holders of Special Voting Shares C will be effective only if and as long as one or more Special Voting Shares of a class are in issue and neither owned by the Company or a special purpose entity as referred to in Article 13.6 nor subject to a transfer obligation as referred to in Article 13.7.

13.2                      The Board will adopt general terms and conditions applicable to the Special Voting Shares and may amend the same from time to time. These terms and conditions as they will read from time to time are hereafter referred to as the SVS Terms. These SVS Terms may be amended pursuant to a resolution by the Board, provided, however, that any material, not merely technical amendment will be subject to the approval of the General Meeting and the approval of the combined meeting of holders of Special Voting Shares, unless such amendment is required to ensure compliance with applicable laws or listing regulations.

13.3                      Holders of Special Voting Shares have no pre-emptive rights on the issuance of Shares of any class and with respect to the issuance of Special Voting Shares no pre-emptive rights exist.

13.4                      The Company will maintain a separate reserve (the Special Capital Reserve) to pay-up Special Voting Shares. The Board is authorised to credit or debit the Special Capital Reserve at the expense or in favour of the Company’s other reserves. If the Board so decides, Special Voting

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Shares can be issued at the expense of the Special Capital Reserve in lieu of an actual payment for the Shares concerned.

13.5                      However, the holder of a Special Voting Share issued at the expense of the Special Capital Reserve may at any time substitute the charge of the Special Capital Reserve by making an actual payment to the Company in respect of the Share concerned (in accordance with payment instructions provided by the Board on request) in an amount equal to the nominal value of that Share. From the date such actual payment is received by the Company, the amount which in connection with the issuance of the Share was originally charged to the Special Capital Reserve will be retransferred to the Special Capital Reserve. Existing Special Voting Shares which after having been acquired by the Company, are transferred by the Company to a special purpose entity as referred to in Article 13.6 for no consideration will be deemed Special Voting Shares which have not been actually paid for in accordance with this Article 13.5.

13.6                      Special Voting Shares can be issued and transferred to persons which have expressly agreed with the Company in writing to be subject to the SVS Terms and which respond to the terms set forth therein. Special Voting Shares can also be transferred to the Company and to a special purpose entity designated by the Board which has expressly agreed with the Company in writing that it will act as a warehouse for Special Voting Shares and that it will not exercise any voting rights pertaining to the Special Voting Shares it may hold. Special Voting Shares cannot be issued or transferred to any other person.

13.7                      A person holding Ordinary Shares who (i) applies for deregistration of Ordinary Shares in his name from the Loyalty Register, (ii) transfers Ordinary Shares to any other person, (iii) has become the subject of an event in which control over that person is acquired by another person, (iv) does not meet or no longer meets the Qualified Shareholding Obligation, or (v) does not meet or no longer meets the Contract Obligation, all as set out in more detail in Article 42 and in the SVS Terms, must transfer its Special Voting Shares to the Company or a special purpose entity as referred to in Article 13.6, except if and insofar as provided otherwise in the SVS Terms. If and for as long as a Shareholder is in breach with such obligation, the voting rights and the right to participate in General Meetings relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.

13.8                      Special Voting Shares can also be transferred voluntarily to the Company or a special purpose entity as referred to in Article 13.6. A Shareholder wishing to make such voluntary transfer must address a written transfer request to the Company, for the attention of the Board. It must state the number and class of Special Voting Shares the applicant wishes to transfer. The Board must inform the applicant within three months to whom the applicant may transfer the Special Voting Shares concerned.

13.9                      If Article 13.7 or 13.8 applies and the Company and the (prospective) transferor do not reach agreement on the amount of the purchase price, it will be determined by one or more experts designated by the Board. When determining this purchase price, no value will be attributed to the voting rights attached to the Special Voting Shares.

13.10               Special Voting Shares cannot be pledged. No depositary receipts may be issued for Special Voting Shares.

13.11               Each Special Voting Share A can be converted into one Special Voting Share B and each Special Voting Share B can be converted into one Special Voting Share C. Each Special Voting Share A or Special Voting Share B will be automatically converted into one Special Voting Share B or one Special Voting Share C (as the case may be) upon the issuance of a conversion

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statement by the Company. The Company will issue such conversion statement if and when a Shareholder is entitled to Special Voting Shares B or Special Voting Shares C, all as set out in more detail in the SVS Terms. The difference between the par value of the converted Special Voting Shares A or Special Voting Shares B and the newly Special Voting Shares B or Special Voting Shares C will be charged to the Special Capital Reserve.

CHAPTER 4. THE BOARD.

Article 14. Composition of the Board.

14.1                      The total number of Directors, as well as the number of Executive Directors and Non-Executive Directors, is determined by the Board, provided that the total number of Directors must be at least seven and at most fifteen.

14.2                      Only individuals can be Non-Executive Directors.

Article 15. Appointment, Suspension and Removal of Directors.

15.1                      Directors will be appointed by the General Meeting of Shareholders. Directors will be appointed either as an Executive Director or as a Non-Executive Director.

15.2                      The Board will nominate a candidate for each vacant seat. A nomination by the Board will be binding. However, the General Meeting of Shareholders may deprive the nomination of its binding character by a resolution passed with a two-third majority of the votes validly cast without a quorum being required. If the binding nomination is not deprived of its binding character, the person nominated will be deemed appointed. If the nomination is deprived of its binding character, the Board will be allowed to make a new binding nomination.

15.3                      At a General Meeting of Shareholders, votes in respect of the appointment of a Director can only be cast for candidates named in the agenda of the meeting or explanatory notes thereto.

15.4                      A nomination to appoint a Director will state the candidate’s age and the positions he holds or has held, insofar as these are relevant for the performance of the duties of a Director. The nomination must state the reasons on which it is based.

15.5                      A nomination will also state the candidate’s term of office. The term of office of Directors may not exceed a maximum period of four years at a time. A Director who ceases office in accordance with the previous provisions is immediately eligible for reappointment.

15.6                      Each Director may be suspended or removed by the General Meeting of Shareholders at any time. A resolution of the General Meeting of Shareholders to suspend or remove a Director other than pursuant to a proposal by the Board requires a two-third majority of the votes validly cast without a quorum being required. An Executive Director may also be suspended by the Board. A suspension by the Board may at any time be discontinued by the General Meeting of Shareholders.

15.7                      Any suspension may be extended one or more times, but may not last longer than three months in the aggregate. If, at the end of that period, no decision has been taken on termination of the suspension or on removal, the suspension will end.

Article 16. Remuneration of Directors.

16.1                      The Company must have a policy with respect to the remuneration of Directors. This policy is determined by the General Meeting with a majority of more than half of the votes validly cast without any quorum being required; the Board will make a proposal to that end. The remuneration policy will include at least the subjects described in sections 2:383c through

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2:383e of the Dutch Civil Code, to the extent these subjects concern the Board. The Executive Directors may not participate in the discussion and decision-making process of the Board on this.

16.2                      The authority to establish remuneration and other terms of service for Directors is vested in the Board, with due observance of the remuneration policy referred to in Article 16.1 and applicable provisions of law. The Executive Directors may not participate in the discussion and decision-making process of the Board with respect to the remuneration of Executive Directors.

16.3                      The Board shall submit to the General Meeting of Shareholders for approval plans to issue Ordinary Shares or to grant rights to subscribe for Ordinary Shares to Directors. The plans shall at least indicate the number of Ordinary Shares and the rights to subscribe for Ordinary Shares that may be allotted to Directors and the criteria that shall apply to the allotment or any change thereto.

16.4                        The absence of approvals required pursuant to Article 16.3 will not affect the authority of the Board or its members to represent the Company.

16.5                      Directors are entitled to an indemnity from the Company and D&O insurance, in accordance with Article 24.

Article 17. General Duties of the Board.

17.1                      The Board is entrusted with the management of the Company. In the exercise of their duties, the Directors must be guided by the interests of the Company and the business connected with it.

17.2                        Each Director is responsible for the general course of affairs.

Article 18. Allocation of Duties within the Board; Company Secretary.

18.1                      The chairman of the Board as referred to by law shall be a Non-Executive Director designated by the Board and shall have the title of “Senior Non-Executive Director”. The Board may appoint one or more other Directors as Deputy-Chairmen of the Board and establish the method of replacing the Senior Non-Executive Director.

18.2                        The duty of the Non-Executive Directors is to supervise the performance of duties by the Executive Directors as well as the general course of affairs of the Company and the business connected with it. The Non-Executive Directors are also charged with the duties assigned to them pursuant to the law and these Articles of Association.

18.3                        An Executive Director, designated by the Board, will be the Chief Executive Officer. The Board may grant other titles, including the title of Chairman and Honorary Chairman, to Directors.

18.4                        The specific duties of the Chief Executive Officer and other Directors, if any, will be laid down by the Board in writing.

18.5                        To the extent permitted by law, the Board may assign and delegate such duties and powers to individual Directors and/or committees. This may also include a delegation of resolution-making power, provided this is laid down in writing. A Director to whom and a committee to which powers of the Board are delegated, must comply with the rules set in relation thereto by the Board.

18.6                      The Board appoints a company secretary and is authorised to replace him at any time. The company secretary does not have to be a member of the Board. The company secretary holds the duties and powers vested in him pursuant to these Articles of Association or a resolution of the Board. In absence of the company secretary, his duties and powers are exercised by his deputy.

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Article 19. Representation.

19.1                      The Board is authorised to represent the Company. The Chief Executive Officer and the Director having the title of Chairman are also solely authorised to represent the Company.

19.2                      The Board may appoint officers with general or limited power of representation. Each of these officers may represent the Company subject to the limitations relating to his power. Their titles shall be determined by the Board.

Article 20. Meetings; Decision-making Process.

20.1                      The Board meets as often as deemed desirable by the Senior Non-Executive Director or when requested by at least two Directors. The notice will be given by the company secretary. The meeting is chaired by the Senior Non-Executive Director or in his absence by the Director having the title of Chairman or in the absence of the Chairman by a Deputy-Chairman. Minutes of the proceedings at the meeting must be kept.

20.2                      Board resolutions are adopted by a majority of more than half of the votes validly cast. Each Director has one vote. If there is a tie in voting, the Director having the title of Chairman has a decisive vote. The Board may designate types of resolutions which are subject to requirements deviating from the foregoing. These types of resolutions and the nature of the deviation must be clearly specified and laid down in writing.

20.3                      Decisions taken at a meeting of the Board will only be valid if the majority of the Directors is present or represented at the meeting. The Board may designate types of resolutions which are subject to requirements deviating from the foregoing. These types of resolutions and the nature of the deviation must be clearly specified and laid down in writing.

20.4                      Meetings of the Board may be held by means of an assembly of the Directors in person in a formal meeting or by conference call, video conference or by any other means of communication, provided that all Directors participating in such meeting are able to communicate with each other simultaneously. Participation in a meeting held in any of the above ways shall constitute presence at such meeting.

20.5                      For adoption of a resolution other than at a meeting, it is required that the proposal is submitted to all Directors, none of them has objected to the relevant manner of adopting resolutions and such majority of the Directors as required pursuant to Article 20.2 has expressly declared to be in favour of the resolutions thus adopted in writing.

20.6                      Third parties may rely on a written declaration by the Senior Non-Executive Director, the Chairman, the Chief Executive Officer or the company secretary concerning resolutions adopted by the Board or a committee thereof. Where it concerns a resolution adopted by a committee, third parties may also rely on a written declaration by the chairman of such committee.

20.7                      In Board meetings and with respect to the adoption of Board resolutions, a Director may be represented only by another Director, authorized in writing. At each meeting a Director may not act as representative for more than one Director.

20.8                      The Board may establish additional rules regarding its working methods and decision-making process.

Article 21. Conflicts of Interests.

21.1                      A Director having a conflict of interests as referred to in Article 21.2 or an interest which may have the appearance of such a conflict of interests (both a (potential) conflict of interests) must declare the nature and extent of that interest to the other Directors.

21.2                      A Director may not participate in deliberating or decision-making within the Board, if with respect to the matter concerned he has a direct or indirect personal interest that conflicts with the

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interests of the Company and the business connected with it. This prohibition does not apply if the conflict of interests exists for all Directors and the Board shall maintain its power.

21.3                      A conflict of interests as referred to in Article 21.2 only exists if in the situation at hand the Director must be deemed to be unable to serve the interests of the Company and the business connected with it with the required level of integrity and objectivity. If a transaction is proposed in which apart from the Company also an affiliate of the Company has an interest, then the mere fact that a Director holds any office or other function with the affiliate concerned or another affiliate, whether or not it is remunerated, does not mean that a conflict of interests as referred to in Article 21.2 exists.

21.4                      The Director who in connection with a (potential) conflict of interests does not exercise certain duties and powers will insofar be regarded as a Director who is unable to perform his duties (belet).

21.5                      A (potential) conflict of interests does not affect the authority concerning representation of the Company set forth in Article 19.1.

Article 22. Vacancies and Inability to Act.

22.1                      For each vacant seat on the Board, the Board can determine that it will be temporarily occupied by a person (a stand-in) designated by the Board. Persons that can be designated as such include former Directors (irrespective of the reason why they are no longer Directors).

22.2                      If and as long as one or more seats on the Board are vacant, the management of the Company will be temporarily entrusted to the person or persons who (whether as a stand-in or not) do occupy a seat in the Board.

22.3                      If the seats of one or more Executive Directors are vacant, the Board may temporarily entrust duties and powers of an Executive Director to a Non-Executive Director.

22.4                      If as a result of resignations the majority of the Directors appointed by the General Meeting of Shareholders is no longer in office, the Directors still in office will be obliged to convene a General Meeting of Shareholders on an urgent basis for the purpose of appointing a new Board. In such case, the term of office of all Directors in office that are not reappointed at the General Meeting of Shareholders will be deemed to have expired at the end of the relevant meeting. In such an event the Board will have no binding nomination right as referred to in Article 15.2.

22.5                      When determining to which extent Board members are present or represented, consent to a manner of adopting resolutions, or vote, stand-ins will be counted-in and no account will be taken of vacant seats for which no stand-in has been designated.

22.6                      For the purpose of this Article 22, the seat of a Director who is unable to perform his duties (belet) will be treated as a vacant seat.

Article 23. Approval of Board Resolutions.

23.1                      The Board requires the approval of the General Meeting for resolutions entailing a significant change in the identity or character of the Company or its business, in any case concerning:

(a)                                      the transfer of (nearly) the entire business of the Company to a third party;

(b)                                      entering into or terminating a long term cooperation between the Company or a subsidiary (dochtermaatschappij) and another legal entity or company or as a fully liable partner in a limited partnership or general partnership, if such cooperation or termination is of fundamental importance for the Company;

(c)                                       acquiring or disposing of a participation in the capital of a company if the value of such participation is at least one third of the sum of the assets of the Company according to its

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balance sheet and explanatory notes or, if the Company prepares a consolidated balance sheet, its consolidated balance sheet and explanatory notes according to the last adopted annual accounts of the Company, by the Company or a subsidiary (dochtermaatschappij).

23.2                      The absence of approvals required pursuant to Article 23.1 will not affect the authority of the Board or its members to represent the Company.

Article 24. Indemnity and Insurance.

24.1                      To the extent permissible by law, the Company will indemnify and hold harmless each Director, both former members and members currently in office (each of them, for the purpose of this Article 24 only, an Indemnified Person), against any and all liabilities, claims, judgments, fines and penalties (Claims) incurred by the Indemnified Person as a result of any expected, pending or completed action, investigation or other proceeding, whether civil, criminal or administrative (each, a Legal Action), of or initiated by any party other than the Company itself or a group company (groepsmaatschappij) thereof, in relation to any acts or omissions in or related to his capacity as an Indemnified Person. Claims will include derivative actions of or initiated by the Company or a group company (groepsmaatschappij) thereof against the Indemnified Person and (recourse) claims by the Company itself or a group company (groepsmaatschappij) thereof for payments of claims by third parties if the Indemnified Person will be held personally liable therefore.

24.2                      The Indemnified Person will not be indemnified with respect to Claims in so far as they relate to the gaining in fact of personal profits, advantages or remuneration to which he was not legally entitled, or if the Indemnified Person has been adjudged to be liable for wilful misconduct (opzet) or intentional recklessness (bewuste roekeloosheid).

24.3                      The Company will provide for and bear the cost of adequate insurance covering Claims against sitting and former Directors (D&O insurance), unless such insurance cannot be obtained at reasonable terms.

24.4                      Any expenses (including reasonable attorneys’ fees and litigation costs) (collectively, Expenses) incurred by the Indemnified Person in connection with any Legal Action will be settled or reimbursed by the Company, but only upon receipt of a written undertaking by that Indemnified Person that he will repay such Expenses if a competent court in an irrevocable judgment has determined that he is not entitled to be indemnified. Expenses will be deemed to include any tax liability which the Indemnified Person may be subject to as a result of his indemnification.

24.5                      Also in case of a Legal Action against the Indemnified Person by the Company itself or its group companies (groepsmaatschappijen), the Company will settle or reimburse to the Indemnified Person his reasonable attorneys’ fees and litigation costs, but only upon receipt of a written undertaking by that Indemnified Person that he will repay such fees and costs if a competent court in an irrevocable judgment has resolved the Legal Action in favour of the Company or the relevant group company (groepsmaatschappij) rather than the Indemnified Person.

24.6                      The Indemnified Person may not admit any personal financial liability vis-à-vis third parties, nor enter into any settlement agreement, without the Company’s prior written authorisation. The Company and the Indemnified Person will use all reasonable endeavours to cooperate with a view to agreeing on the defence of any Claims, but in the event that the Company and the Indemnified Person fail to reach such agreement, the Indemnified Person will comply with all

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directions given by the Company in its sole discretion, in order to be entitled to the indemnity contemplated by this Article 24.

24.7                        The indemnity contemplated by this Article 24 does not apply to the extent Claims and Expenses are reimbursed by insurers.

24.8                        This Article 24 can be amended without the consent of the Indemnified Persons as such. However, the provisions set forth herein nevertheless continues to apply to Claims and/or Expenses incurred in relation to the acts or omissions by the Indemnified Person during the periods in which this clause was in effect.

CHAPTER 5. ANNUAL ACCOUNTS; PROFITS AND DISTRIBUTIONS.

Article 25. Financial Year and Annual Accounts.

25.1                        The Company’s financial year is the calendar year.

25.2                        Annually, not later than four months after the end of the financial year, the Board must prepare annual accounts and deposit the same for inspection by the Shareholders and other persons entitled to attend the General Meeting of Shareholders at the Company’s office. Within the same period, the Board must also deposit the board report for inspection by the Shareholders and other persons entitled to attend the General Meeting of Shareholders.

25.3                        The annual accounts must be signed by the Directors. If the signature of one or more of them is missing, this will be stated and reasons for this omission will be given.

25.4                        The Company must ensure that the annual accounts, the board report, and the information to be added by virtue of the law are kept at its office as of the day on which notice of the annual General Meeting of Shareholders is given. Shareholders and other persons entitled to attend the General Meeting of Shareholders may inspect the documents at that place and obtain a copy free of charge.

25.5                        The annual accounts, the board report and the information to be added by virtue of the law are furthermore subject to the provisions of Book 2, Title 9, of the Dutch Civil Code.

25.6                        The language of the annual accounts and the board report will be English.

Article 26. External Auditor.

26.1                        The General Meeting of Shareholders will commission an organization in which certified public accountants cooperate, as referred to in section 2:393 subsection 1 of the Dutch Civil Code (an External Auditor) to examine the annual accounts drawn up by the Board in accordance with the provisions of section 2:393 subsection 3 of the Dutch Civil Code. If the General Meeting of Shareholders fails to commission the External Auditor, the commission will be made by the Board.

26.2                        The External Auditor is entitled to inspect all of the Company’s books and documents and is prohibited from divulging anything shown or communicated to it regarding the Company’s affairs except insofar as required to fulfil its mandate. Its fee is chargeable to the Company.

26.3                        The External Auditor will present a report on its examination to the Board. In this it will address at a minimum its findings concerning the reliability and continuity of the automated data processing system.

26.4                        The External Auditor will report on the results of its examination, in an auditor’s statement, regarding the accuracy of the annual accounts.

26.5                        The annual accounts cannot be adopted if the General Meeting has not been able to review the auditor’s statement from the External Auditor, which statement must have been added to the

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annual accounts, unless the information to be added to the annual accounts states a legal reason why the statement has not been provided.

Article 27. Adoption of the Annual Accounts and Release from Liability.

27.1                        The annual accounts will be submitted to the General Meeting for adoption.

27.2                        At the General Meeting of Shareholders at which it is resolved to adopt the annual accounts, it will be separately proposed that the Directors be released from liability for their respective duties, insofar as the exercise of such duties is reflected in the annual accounts or otherwise disclosed to the General Meeting prior to the adoption of the annual accounts.

Article 28. Reserves, Profits and Distributions.

28.1                        The Board may decide that the profits realised during a financial year are fully or partially appropriated to increase and/or form reserves.

28.2                        Out of the profits remaining after application of Article 28.1, with respect to the financial year concerned, primarily and insofar as possible, a dividend is paid in the amount of one per cent (1%) of the amount actually paid on the Special Voting Shares in accordance with Article 13.5. These dividend payments will be made only in respect of Special Voting Shares for which such actual payments have been made. Actual payments made during the financial year to which the dividend relates, will not be counted. No further distribution will be made on the Special Voting Shares. If, in a financial year, no profit is made or the profits are insufficient to allow the distribution provided for in the preceding sentences, the deficit will be not paid at the expense of the profits earned in following financial years.

28.3                        The profits remaining after application of Articles 28.1 and 28.2 will be put at the disposal of the General Meeting for the benefit of the holders of Ordinary Shares. The Board will make a proposal for that purpose. A proposal to pay a dividend to holders of Ordinary Shares will be dealt with as a separate agenda item at the General Meeting of Shareholders.

28.4                        Distributions from the Company’s distributable reserves are made pursuant to a resolution of the Board and will not require a resolution from the General Meeting.

28.5                        Provided it appears from an unaudited interim statement of assets signed by the Board that the requirement mentioned in Article 28.10 concerning the position of the Company’s assets has been fulfilled, the Board may make one or more interim (dividend) distributions to the holders of Shares.

28.6                        The Board may decide that a distribution on Ordinary Shares will not take place as a cash payment but as a payment in Ordinary Shares, or decide that holders of Ordinary Shares will have the option to receive a distribution as a cash payment and/or as a payment in Ordinary Shares, out of the profit and/or at the expense of reserves, provided that the Board is designated by the General Meeting pursuant to Article 6.2. The Board shall determine the conditions applicable to the aforementioned choices.

28.7                        The Company’s policy on reserves and dividends shall be determined and can be amended by the Board. The adoption and thereafter each amendment of the policy on reserves and dividends shall be discussed and accounted for at the General Meeting of Shareholders under a separate agenda item.

28.8                        No payments will be made on treasury Shares and treasury Shares shall not be counted when calculating allocation and entitlements to distributions.

28.9                        All distributions may be made in another currency than Euro.

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28.10                      Distributions may be made only insofar as the Company’s equity exceeds the amount of the issued capital, increased by the reserves which must be kept by virtue of the law or these Articles of Association.

Article 29. Payment of and Entitlement to Distributions.

29.1                             Dividends and other distributions will be made payable pursuant to a resolution of the Board within four weeks after adoption, unless the Board sets another date for payment. Different payment release dates may be set for the Ordinary Shares and the Special Voting Shares.

29.2                             A claim of a Shareholder for payment of a distribution shall be barred after five years have elapsed after the day of payment.

CHAPTER 6. THE GENERAL MEETING.

Article 30. Annual and Extraordinary General Meetings of Shareholders.

30.1                        Each year, though not later than in the month of June, a General Meeting of Shareholders will be held.

30.2                        The agenda of such meeting will include the following subjects for discussion or voting:

(a)                                 discussion of the board report;

(b)                                 discussion and adoption of the annual accounts;

(c)                                  dividend proposal (if applicable);

(d)                                 appointment of Directors (if applicable);

(e)                                  appointment of an External Auditor (if applicable);

(f)                                   other subjects presented for discussion or voting by the Board and announced with due observance of the provisions of these Articles of Association, as for instance (i) release of Directors from liability; (ii) discussion of the policy on reserves and dividends; (iii) designation of the Board as authorised to issue Shares; and/or (iv) authorisation of the Board to make the Company acquire own Shares.

30.3                             Other General Meetings of Shareholders will be held whenever the Board deems such to be necessary, without prejudice to the provisions of Sections 2:108a, 2:110, 2:111 and 2:112 of the Dutch Civil Code.

Article 31. Notice and Agenda of Meetings.

31.1                        Notice of General Meetings of Shareholders will be given by the Board.

31.2                        Notice of the meeting must be given with due observance of the statutory notice period of forty-two (42) calendar days.

31.3                        The notice of the meeting will state:

(a)                                 the subjects to be dealt with;

(b)                                 venue and time of the meeting;

(c)                                  the requirements for admittance to the meeting as described in Articles 35.2 and 35.3, as well as the information referred to in Article 36.3 (if applicable); and

(d)                                 the address of the Company’s website, and such other information as may be required by the law.

31.4                             Further communications which must be made to the General Meeting pursuant to the law or these Articles of Association can be made by including such communications either in the notice, or in a document which is deposited at the Company’s office for inspection, provided a reference thereto is made in the notice itself.

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31.5                        Shareholders and/or other persons entitled to attend the General Meeting of Shareholders, who, alone or jointly, meet the requirements set forth in section 2:114a subsection 2 of the Dutch Civil Code will have the right to request the Board to place items on the agenda of the General Meeting of Shareholders, provided the reasons for the request must be stated therein and the request must be received by the Senior Non-Executive Director or the Chairman or the Chief Executive Officer in writing at least sixty (60) calendar days before the date of the General Meeting of Shareholders.

31.6                        The notice will be given in the manner stated in Article 38.

Article 32. Venue of Meetings.

General Meetings of Shareholders can be held in Amsterdam or Haarlemmermeer (including Schiphol Airport), at the choice of those who call the meeting.

Article 33. Chairman of the Meeting.

33.1                        The General Meetings of Shareholders will be chaired by the Senior Non-Executive Director or in his absence by the Director having the title of Chairman or in the absence of the Chairman by a Deputy-Chairman. In case of absence of the aforesaid Directors the Board will appoint another Director to chair the meeting. The chairman of the meeting will have all the powers he may deem required to ensure the proper and orderly functioning of the General Meeting of Shareholders.

33.2                        If the chairmanship of the meeting is not provided for in accordance with Article 33.1, the meeting will itself elect a chairman, provided that so long as such election has not taken place, the chairmanship will be held by a Board member designated for that purpose by the Directors present at the meeting.

Article 34. Minutes.

34.1                        Minutes will be kept of the proceedings at the General Meeting of Shareholders by, or under supervision of, the company secretary, which will be adopted by the chairman of the meeting and the company secretary and will be signed by them as evidence thereof.

34.2                        However, the chairman of the meeting may determine that notarial minutes will be prepared of the proceedings of the meeting. In that case the co-signature of the chairman will be sufficient.

Article 35. Rights at Meetings and Admittance.

35.1                        Each Shareholder and each other person entitled to attend the General Meeting of Shareholders is authorised to attend, to speak at, and to the extent applicable, to exercise his voting rights in the General Meeting of Shareholders. They may be represented by a proxy holder authorised in writing.

35.2                        For each General Meeting of Shareholders a statutory record date will be applied, in order to determine in which persons voting rights are vested and which persons are entitled to attend the General Meeting of Shareholders. The record date is the twenty-eighth day before the relevant General Meeting. The manner in which persons entitled to attend the General Meeting of Shareholders can register and exercise their rights will be set out in the notice convening the meeting.

35.3                        A person entitled to attend the General Meeting of Shareholders or his proxy will only be admitted to the meeting if he has notified the Company of his intention to attend the meeting in

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writing at the address and by the date specified in the notice of meeting. The proxy is also required to produce written evidence of his mandate.

35.4                        The Board is authorised to determine that the voting rights and the right to attend the General Meeting of Shareholders can be exercised by using an electronic means of communication. If so decided, it will be required that each person entitled to attend the General Meeting of Shareholders, or his proxy holder, can be identified through the electronic means of communication, follow the discussions in the meeting and, to the extent applicable, exercise the voting right. The Board may also determine that the electronic means of communication used must allow each person entitled to attend the General Meeting of Shareholders or his proxy holder to participate in the discussions.

35.5                        The Board may determine further conditions to the use of electronic means of communication as referred to in Article 35.4, provided such conditions are reasonable and necessary for the identification of persons entitled to attend the General Meeting of Shareholders and the reliability and safety of the communication. Such further conditions will be set out in the notice of the meeting. The foregoing does, however, not restrict the authority of the chairman of the meeting to take such action as he deems fit in the interest of the meeting being conducted in an orderly fashion. Any non or malfunctioning of the means of electronic communication used is at the risk of the persons entitled to attend the General Meeting of Shareholders using the same.

35.6                        The company secretary will arrange for the keeping of an attendance list in respect of each General Meeting of Shareholders. The attendance list will contain in respect of each person with voting rights present or represented: his name, the number of votes that can be exercised by him and, if applicable, the name of his representative. The attendance list will furthermore contain the aforementioned information in respect of persons with voting rights who participate in the meeting in accordance with Article 35.4 or which have cast their votes in the manner referred to in Article 36.3. The chairman of the meeting can decide that also the name and other information about other people present will be recorded in the attendance list. The Company is authorised to apply such verification procedures as it reasonably deems necessary to establish the identity of the persons entitled to attend the General Meeting of Shareholders and, where applicable, the identity and authority of representatives.

35.7                        The Directors will have the right to attend the General Meeting of Shareholders in person and to address the meeting. They will have the right to give advice in the meeting. Also, the external auditor of the Company is authorised to attend and address the General Meetings of Shareholders.

35.8                        The chairman of the meeting will decide upon the admittance to the meeting of persons other than those aforementioned in this Article 35.

35.9                        The official language of the General Meetings of Shareholders will be English.

Article 36. Voting Rights and Adoption of Resolutions.

36.1                        Each Ordinary Share confers the right to cast one vote. Each Special Voting Share A confers the right to cast two votes, each Special Voting Share B confers the right to cast four votes and each Special Voting Share C confers the right to cast nine votes.

36.2                        At the General Meeting of Shareholders, all resolutions must be adopted by a majority of more than half of the votes validly cast without a quorum being required, except in those cases in which the law or these Articles of Association require a greater majority or the requirement of a quorum. If there is a tie in voting, the proposal will thus be rejected.

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36.3                        The Board may determine that votes cast prior to the General Meeting of Shareholders by electronic means of communication or by mail, are equated with votes cast at the time of the General Meeting. Such votes may not be cast before the record date referred to in Article 35.2. Without prejudice to the provisions of Article 35 the notice convening the General Meeting of Shareholders must state how Shareholders may exercise their rights prior to the meeting.

36.4                        Blank and invalid votes will be regarded as not having been cast.

36.5                        The chairman of the meeting will decide whether and to what extent votes are taken orally, in writing, electronically or by acclamation.

36.6                        When determining how many votes are cast by Shareholders, how many Shareholders are present or represented, or what portion of the Company’s issued capital is represented, no account will be taken of Shares for which no votes can be cast pursuant to these Articles of Association or the law.

Article 37. Meetings of Holders of Ordinary Shares and Special Voting Shares.

37.1                        Meetings of holders of Ordinary Shares, Special Voting Shares A, Special Voting Shares B or Special Voting Shares C (Class Meetings) will be held whenever the Board calls such meetings. The provisions of Articles Article 31 through Article 36 apply by analogy, except as provided otherwise in this Article 37.

37.2                        All resolutions of a Class Meeting will be adopted by a majority of more than half of the votes validly cast on Shares of the relevant class, without a quorum being required. If there is a tie in voting, the proposal will thus be rejected.

37.3                        With respect to a meeting of holders of Shares of a class which are not listed, the term for convening such meeting is at least fifteen calendar days and no record date applies. Also, if at such Class Meeting all outstanding Shares of the relevant class are represented, valid resolutions can be passed if the provisions of Article 37.1 have not been observed, provided they are passed unanimously.

37.4                        If the General Meeting adopts a resolution for the validity or implementation of which the consent of a Class Meeting is required, and if, when that resolution is made in the General Meeting, the majority referred to in Article 37.2 votes for the proposal concerned, the consent of the relevant Class Meeting is thus given.

Article 38. Notices and Announcements.

38.1                        Notice of General Meetings of Shareholders will be given in accordance with the requirements of law and the requirements of regulation applicable to the Company pursuant to the listing of its Shares on the relevant stock exchange in a country.

38.2                        The Board may determine that Shareholders and other persons entitled to attend the General Meeting of Shareholders will be given notice of meetings exclusively by announcement on the website of the Company and/or through other means of electronic public announcement, to the extent in accordance with Article 38.1.

38.3                        The foregoing provisions of this Article 38 apply by analogy to other announcements, notices and notifications to Shareholders and other persons entitled to attend the General Meeting of Shareholders.

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CHAPTER 7. MISCELLANEOUS.

Article 39. Dispute Resolution.

39.1                        To the extent permitted by law, the courts of the Netherlands have jurisdiction in all matters relating to the internal organisation of the Company, including disputes between the Company and its Shareholders and Directors as such.

39.2                        The provisions of this Article 39 with respect to Shareholders and Directors also apply with respect to persons which hold or have held rights towards the Company to acquire Shares, former Shareholders, persons which hold or have held the right to attend the General Meeting of Shareholders other than as a Shareholder, former Directors and other persons holding or having held any position pursuant to an appointment or designation made in accordance with these Articles of Association.

Article 40. Amendment of Articles of Association.

40.1                        The General Meeting may pass a resolution to amend the Articles of Association but only on a proposal of the Board. Any such proposal must be stated in the notice of the General Meeting of Shareholders. A resolution of the General Meeting to amend the Articles of Association requires a majority of not less than two-thirds of the votes validly cast, if less than one-half of the Company’s issued capital is represented at the meeting.

40.2                        In the event of a proposal to the General Meeting of Shareholders to amend the Articles of Association, a copy of such proposal containing the verbatim text of the proposed amendment will be deposited at the Company’s office, for inspection by Shareholders and other persons entitled to attend the General Meeting of Shareholders, until the end of the meeting. Furthermore, a copy of the proposal will be made available free of charge to Shareholders and other persons entitled to attend the General Meeting of Shareholders from the day it was deposited until the day of the meeting.

Article 41. Dissolution and Liquidation.

41.1                        The Company may be dissolved pursuant to a resolution to that effect by the General Meeting with a majority of at least two-thirds of the votes validly cast without a quorum being required, but only on a proposal of the Board. When a proposal to dissolve the Company is to be made to the General Meeting, this must be stated in the notice convening the General Meeting.

41.2                        In the event of the dissolution of the Company by resolution of the General Meeting, the Directors will be charged with effecting the liquidation of the Company’s affairs without prejudice to the provisions of section 2:23 subsection 2 of the Dutch Civil Code.

41.3                        During liquidation, the provisions of these Articles of Association will remain in force to the extent possible.

41.4                        From the balance remaining after payment of the debts of the dissolved Company will be paid, insofar as possible:

(a)                                      firstly, the amounts actually paid-in on Special Voting Shares in accordance with Article 13.5 are transferred to those holders of Special Voting Shares whose Special Voting Shares have so been actually paid for; and

(b)                                      secondly, the balance remaining is transferred to the holders of Ordinary Shares in proportion to the aggregate number of the Ordinary Shares held by each of them.

41.5                        After liquidation, the Company’s books and documents shall remain in the possession of the person designated for this purpose by the liquidators of the Company for the period prescribed by law.

41.6                        The liquidation is otherwise subject to the provisions of Title 1, Book 2 of the Dutch Civil Code.

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Article 42. Shareholder Obligations.

42.1                        No Shareholder, nor any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge), may hold, on its own or together with Affiliates or any other person, directly and/or indirectly — at any time — a participation in the Company representing a percentage of the outstanding share capital and/or voting rights of the Company which (a) is in excess of what is permitted to be held by such persons by any provision of law (including rules and regulations aiming at safeguarding media pluralism and antitrust laws) issued by any State or Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) or would have been applicable to the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.), and/or (b) is in violation of a decision of any Authority applicable to (i) the Company, and/or (ii) group companies of the Company, and/or (iii) the Company’s shareholders, and/or (iv) the Company’s legal predecessors (i.e. Mediaset S.p.A. and Mediaset España Comunicación S.A.) (the Qualified Shareholding Obligation).

42.2                        A Shareholder and any person having a derived right (afgeleid recht) with respect to the Shares (including but not limited to the right of usufruct and right of pledge) and their Affiliates must at all times obey and act in accordance with any contractual arrangements made between the Company and any such person relating to the Shares held by such person (including for the avoidance of doubt any contractual arrangements inherited from its legal predecessors and originally relating to shares issued by such legal predecessors) (the Contract Obligation).

42.3                        If and for as long as any person as referred to in Articles 42.1 and/or 42.2 is acting in violation of the Qualified Shareholding Obligation and/or the Contract Obligation, the voting rights and the right to participate in General Meetings attached to all the Shares held by such persons may be suspended by the Board.

42.4                        For the purpose of this Article 42 Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.

Article 43. Mandatory bid requirement.

43.1                        In addition to any provision of law, any person who, either on its own or together with persons Acting In Concert, acquires or acquired after the seventh day of June two thousand and nineteen, either directly or indirectly, predominant control, shall make a public takeover bid for all the outstanding ordinary shares.

43.2                        The obligation to make a public takeover bid as referred to in paragraph 1 shall lapse if the obliged person loses predominant control within thirty (30) calendar days after the obligation to make a public takeover bid under this Article 43 has become applicable to such person.

43.3                        In this Article 43 predominant control means the right to exercise at least (i) twenty-five per cent (25%), or (ii) thirty per cent (30%) of the voting rights in the General Meeting. For the purpose of this provision Shares for which the voting rights and the right to participate in General

21

Meetings are suspended will nevertheless be taken into account when calculating the percentages of predominant control.

43.4                        Unless otherwise appears from this Article 43, the definitions and terms used in this Article that relate to the Act on Financial Supervision will be interpreted in accordance with Section 1:1 of the Act on Financial Supervision.

43.5                        The public takeover bid that must be made in respect of this Article 43 must further be made in accordance with the provisions of the Act on Financial Supervision and the Public Takeover Bid Decree that apply to a mandatory public takeover bid as referred to in Section 1, paragraph (e), of the Public Takeover Bid Decree or substitute regulations.

43.6                        Any person who incurs the obligation to make a public takeover bid is obliged to notify the Company of this immediately.

43.7                        Any person who, either on its own or together with any person Acting in Concert, has the obligation to make a public takeover bid under this Article 43 and (a) does not meet or no longer meets the Qualified Shareholding Obligation, and/or (b) does not meet or no longer meets the Contract Obligation, must (i) dispose of the excess number of Shares that have led to the acquisition of predominant control after the seventh day of June two thousand and nineteen or (ii) take any other action which will result in him losing predominant control within five (5) business days upon written request from the Company (the Obligation To Lose Predominant Control).

43.8                        The Board is irrevocably authorised to effectuate the disposal of such number of Shares which will result in the relevant Shareholder losing predominant control if the Obligation To Lose Predominant Control has not been satisfied within a period of five (5) business days from the day that the Company has requested this in writing. The disposal of the Ordinary Shares will take place via the public market against a price obtained in good faith, and the Special Voting Shares will be transferred to the Company for no consideration.

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[The articles of association of the Company contain the following Transitory Provisions:]

TRANSITORY PROVISIONS(1)

T1                                Issued Share Capital Scenario I

44.1                        In deviation of the provisions set out in Articles 4.1 and 4.2 and as long as the issued share capital is less than fourteen million seven hundred and seventy-nine thousand two hundred and fifty-nine euro and ninety-eight eurocent (EUR 14,779,259.98) and the Board has not filed a statement as mentioned in Articles 44.2 or 44.3 or 44.4 or 44.5 or 44.6 or 44.7 or 44.8, Articles 4.1 and 4.2 will read as follows:

“4.1                         The authorised capital of the Company amounts to forty-six million three hundred thousand euro (EUR 46,300,000.00).

4.2                               The authorised capital is divided into the following classes of shares as follows:

•                                          one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                          ten million (10,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

•                                          ten million (10,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.”

T2                                Issued Share Capital Scenario II

44.2                        In deviation of the provisions set out in Articles 4.1 and 4.2 and in the event the issued share capital equals fourteen million seven hundred and seventy-nine thousand two hundred and fifty-nine euro and ninety-eight eurocent (EUR 14,779,259.98) or more and the Board has filed a statement confirming this new minimum issued share capital with the Dutch Commercial Register and has not filed any statement as mentioned in Article 44.3 or 44.4 or 44.5 or 44.6 or 44.7 or 44.8, Articles 4.1 and 4.2 will read as follows:

“4.1                         The authorised capital of the Company amounts to sixty-nine million eight hundred thousand (EUR 69,800,000.00).

4.2                               The authorised capital is divided into the following classes of shares as follows:

•                                          one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                          two hundred and sixty million (260,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

•                                          one hundred and sixty million (160,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.”

(1) The numbers in the transitory provisions are subject to change. The final numbers will be determined prior to the general meeting of shareholders of Mediaset Investment N.V. in which the Merger will be approved.

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T3                                Issued Share Capital Scenario III

44.3                        In deviation of the provisions set out in Articles 4.1 and 4.2 and in the event the issued share capital equals nineteen million euro (EUR 19,000,000.00) or more and the Board has filed a statement confirming this new minimum issued share capital with the Dutch Commercial Register and has not filed any statement as mentioned in Article 44.4 or 44.5 or 44.6 or 44.7 or 44.8, Articles 4.1 and 4.2 will read as follows:

“4.1                         The authorised capital of the Company amounts to ninety-five million euro (EUR 95,000,000.00).

4.2                               The authorised capital is divided into the following classes of shares as follows:

•                                          one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                          five hundred and seventy-five million (575,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

•                                          three hundred million (300,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.”

T4                                Issued Share Capital Scenario IV

44.4                        In deviation of the provisions set out in Articles 4.1 and 4.2 and in the event the issued share capital equals twenty-five million euro (EUR 25,000,000.00) or more and the Board has filed a statement confirming this new minimum issued share capital with the Dutch Commercial Register and has not filed any statement as mentioned in Article 44.5 or 44.6 or 44.7 or 44.8, Articles 4.1 and 4.2 will read as follows:

“4.1                         The authorised capital of the Company amounts to one hundred and twenty-four million six hundred thousand euro (EUR 124,600,000.00).

4.2                               The authorised capital is divided into the following classes of shares as follows:

•                                          one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                          one billion (1,000,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

•                                          forty hundred and forty million (440,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.”

T5                                Issued Share Capital Scenario V

44.5                        In deviation of the provisions set out in Articles 4.1 and 4.2 and in the event the issued share capital equals thirty million euro (EUR 30,000,000.00) or more and the Board has filed a statement confirming this new minimum issued share capital with the Dutch Commercial Register and has not filed any statement as mentioned in Article 44.6 or 44.7 or 44.8, Articles 4.1 and 4.2 will read as follows:

“4.1                         The authorised capital of the Company amounts to one hundred and forty-seven million euro (EUR 147,000,000.00).

4.2                               The authorised capital is divided into the following classes of shares as follows:

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•                                          one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                          one billion two hundred million (1,200,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

•                                          six hundred thousand million (600,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.”

T6                                Issued Share Capital Scenario VI

44.6                        In deviation of the provisions set out in Articles 4.1 and 4.2 and in the event the issued share capital equals thirty-five million euro (EUR 35,000,000.00) or more and the Board has filed a statement confirming this new minimum issued share capital with the Dutch Commercial Register and has not filed any statement as mentioned in Article 44.7 or 44.8, Articles 4.1 and 4.2 will read as follows:

“4.1                         The authorised capital of the Company amounts to one hundred and seventy-three million euro (EUR 173,000,000.00).

4.2                               The authorised capital is divided into the following classes of shares as follows:

•                                          one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                          one billion four hundred million (1,400,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

•                                          eight hundred million (800,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.”

T7                                Issued Share Capital Scenario VII

44.7                        In deviation of the provisions set out in Articles 4.1 and 4.2 and in the event the issued share capital equals forty million euro (EUR 40,000,000.00) or more and the Board has filed a statement confirming this new minimum issued share capital with the Dutch Commercial Register and has not filed any statement as mentioned in Article 44.8, Articles 4.1 and 4.2 will read as follows:

“4.1                         The authorised capital of the Company amounts to one hundred and ninety-five million euro (EUR 195,000,000.00).

4.2                               The authorised capital is divided into the following classes of shares as follows:

•                                          one billion five hundred million (1,500,000,000) Ordinary Shares, having a nominal value of one eurocent (EUR 0.01) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares A, having a nominal value of two eurocent (EUR 0.02) each;

•                                          one billion five hundred million (1,500,000,000) Special Voting Shares B, having a nominal value of four eurocent (EUR 0.04) each; and

•                                          one billion million (1,000,000,000) Special Voting Shares C, having a nominal value of nine eurocent (EUR 0.09) each.”

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T8                                Issued Share Capital Scenario VIII

44.8                        In the event the issued share capital equals forty-seven million two hundred and ninety-three thousand six hundred and thirty-one euro and ninety-four eurocent (EUR 47,293,631.94) or more and the Board has filed a statement confirming this new minimum issued share capital with the Dutch Commercial Register Articles 4.1 and 4.2 are applicable as such.

0                                         -                                            0                                         -                                            0

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CROSS-BORDER MERGER OF MEDIASET S.P.A. AND MEDIASET ESPAÑA
COMUNICACIÓN S.A. WITH AND INTO MEDIASET INVESTMENT N.V.

Terms and conditions for the initial allocation of Special Voting Shares A

This document provides the terms and conditions of, the initial allocation of the Special Voting Shares A (as defined below) which will be initially assigned to the eligible shareholders of the company resulting from the cross-border merger of Mediaset S.p.A. (Mediaset) and Mediaset España Comunicaci6n S.A. (Mediaset España) with and into Mediaset Investment N.V. (the Merger) on the thirtieth calendar day after the effective date of the Merger. Mediaset Investment N.V., upon effectiveness of the Merger, will be renamed MFE - MEDIAFOREUROPE N.V. (the Company or MFE).

1.                                      Purpose of special voting shares

The purpose of the special voting structure is to foster the development and continued involvement of a core base of long-term shareholders in a manner that reinforces the Mediaset group’s stability. In particular, long-term ownership of ordinary shares of MFE will be promoted by granting eligible shareholders with special voting shares granting additional voting rights to the one granted by each ordinary share of the Company.

2.                                      Special Voting Shares A

Thirty calendar days after the effective date of the Merger, and provided that the initial allocation procedure described in the present document and in the “Terms and Conditions for Special Voting Shares” is duly complied with, former Mediaset shareholders, which will receive MFE shares in exchange for the Mediaset shares held, will be entitled, in the aggregate, to 3 voting rights for each ordinary share held in the share capital of the Company. For this purpose, the Company will issue — in addition to the ordinary shares issued in the context of the Merger — special voting shares attaching 2 voting rights each (the Special Voting Shares A). On the thirtieth calendar day after the effective date of the Merger (the Initial Allocation Date A), such Special Voting Shares A will be allotted to those eligible shareholders in addition to each of the ordinary shares of the Company already held and assigned in the context of the Merger (attaching one voting right each).

Special Voting Shares A will also be issued and allotted to those requesting former Mediaset España shareholders which will receive MFE shares in exchange for the Mediaset España shares held, provided that they are entitled to receive them.

Special Voting Shares A will have minimal economic entitlements. Such economic entitlements are designed to comply with Dutch law but are immaterial.

3.                                      Requirements to be complied with in order to receive Special Voting Shares A on the Initial Allocation Date A

Mediaset shareholders who wish to receive Special Voting Shares A on the Initial Allocation Date A will have to:

(i)                           transmit an election form (the Initial Election Form), available on the corporate website of Mediaset (www.mediaset.it), duly filled in and signed, to the depository intermediary where their relevant Mediaset shares are registered, in order for the latter to procure that the Initial Election Form is received by Mediaset during the period

1

starting from 15 July 2019 to no later than 26 August 2019 (i.e., the seventh business day prior to the extraordinary shareholders’ meeting of Mediaset convened to approve the Merger); and

(ii)                    continuously own their Mediaset shares (as well as their ordinary shares of the Company, as received upon completion of the Merger in accordance with the exchange ratio), in relation to which allotment of Special Voting Shares A will have been requested, during the period between the day when the Initial Election Form is transmitted to their respective depository intermediary and the Initial Allocation Date A.

Without prejudice to the permitted transfers set out in paragraph 5 (Permitted transfers and Change of Control), in case of transfer of such Mediaset shares prior to the completion of the Merger (as well as in case of transfer of the corresponding ordinary shares of the Company following completion of the Merger, but prior to the Initial Allocation Date A), the requesting shareholder shall lose the right to receive the Special Voting Shares A on the Initial Allocation Date A.

On the Initial Allocation Date A, Special Voting Shares A will be assigned to former Mediaset shareholders electing to receive them if both requirements listed above are met.

In filling in the Initial Election Form, shareholders shall indicate the number of Mediaset shares held in relation to which they wish to receive, in addition to the ordinary shares of the Company, a corresponding number of Special Voting Shares A.

The Initial Election Form, duly filled in and signed by the requesting shareholder, must be received by Mediaset, through the respective depository intermediary where the relevant shares are registered, by and no later than 26 August 2019 (i.e., the seventh business day prior to the extraordinary shareholders’ meeting of Mediaset convened to approve the Merger).

The ownership of Mediaset shares as of the date of the Initial Election Form will be attested by the depositary intermediary itself by counter-signing the Initial Election Form.

4.                                      Special Code

In order to facilitate the identification of requesting shareholders as well as the exact number of Special Voting Shares A to be issued and to be assigned on the Initial Allocation Date A, a special identification code (the Special Code) will be assigned — in place of: (i) the regular ISIN Code or (ii) the interim code assigned to those shares for which the increased voting rights (voto maggiorato) pursuant to Italian law have been requested — to the Mediaset shares in relation to which the Initial Election Form will have been submitted. Mediaset will request Monte Titoli S.p.A. to assign the Special Code to all such Mediaset shares in relation to which Special Voting Shares A will have been requested by shareholders. The Mediaset shares bearing the Special Code cannot be sold, disposed of, transferred, pledged or subjected to any lien, fixed or floating charge, or to other encumbrances. At any time, a holder of Mediaset shares bearing the Special Code may request to convert such shares into Mediaset shares freely tradable and bearing the regular ISIN Code and, as a consequence, will lose the right to receive Special Voting Shares A at the Initial Allocation Date A.

Mediaset shareholders, who exercise their withdrawal right in connection with the resolution to be adopted by the extraordinary shareholders’ meeting of Mediaset convened to approve the Merger, shall not be entitled to receive Special Voting Shares A in relation to Mediaset withdrawn shares and, as a consequence, to hold Mediaset shares bearing the Special Code.

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5.                                      Permitted transfers and Change of Control

Mediaset shares bearing the Special Code can be transferred to Loyalty Transferees (as defined in the “Terms and Conditions for Special Voting Shares”) without it implying the conversion of such shares into Mediaset shares bearing the regular ISIN code (i.e. without it implying the loss of the Special Code). Therefore, a transfer of Mediaset shares bearing the Special Code to a Loyalty Transferee will not prevent the latter from receiving Special Voting Shares A on the Initial Allocation Date A. The Loyalty Transferee and the transferring shareholder are obliged to deliver the documentation evidencing the transfer.

A Mediaset shareholder who has requested to receive Special Voting Shares A on the Initial Allocation Date A will no longer be entitled to receive Special Voting Shares A upon the occurrence, in respect of such shareholder, of a Change of Control (as defined in the “Terms and Conditions for Special Voting Shares”). Upon the occurrence of a Change of Control, the relevant shareholder must promptly notify Mediaset thereof.

6.                                      Registration procedure in the Loyalty Register

Upon effectiveness of the Merger, Mediaset shares in relation to which allotment of Special Voting Shares A is requested will be exchanged with a corresponding number of ordinary shares of the Company, in accordance with the applicable exchange ratio. Immediately after the effective date of the Merger, such ordinary shares will be registered in a separate register held by the Company (the Loyalty Register) and will become initial electing ordinary shares (the Initial Electing Ordinary Shares).

In order to become Qualifying Ordinary Shares (as defined below), such Initial Electing Ordinary Shares cannot be sold, disposed of, transferred, pledged or subjected to any lien, fixed or floating charge, or to other encumbrances. However, Initial Electing Ordinary Shares can be transferred to Loyalty Transferees (as defined in the “Terms and Conditions for Special Voting Shares”).

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

At any time, a holder of Initial Electing Ordinary Shares may request the de-registration of (all or some of) its Initial Electing Ordinary Shares from the Loyalty Register. Following de-registration from the Loyalty Register, such shares will cease to be Initial Electing Ordinary Shares and will be freely tradable and the holder thereof shall lose the right to receive a corresponding number of Special Voting Shares A.

Similarly, at any time, a holder of Special Voting Shares A may request the de-registration of (all or some of) its Qualifying Ordinary Shares from the Loyalty Register. Following de-registration from the Loyalty Register, such shares will cease to be Qualifying Ordinary Shares and will be freely tradable and the corresponding Special Voting Shares A must be transferred to the Company for no consideration.

* * *

Further information on the initial allocation procedure of Special Voting Shares A is included in the “Terms and Conditions for Special Voting Shares”, attached to the common merger plan relating to the Merger, available on the corporate website of Mediaset (www.mediaset.it).

Further information on the subsequent allocation procedure of special voting shares is included in the “Terms and Conditions for Special Voting Shares”, attached to the common merger plan relating to the Merger, available on the corporate website of Mediaset (www.mediaset.it).

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The present document has been prepared and is made available to the public in accordance with the provisions of Article 84 of Consob Resolution No. 11971 of 14 May 1999, as subsequently amended.

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CROSS-BORDER MERGER OF MEDIASET S.P.A. AND MEDIASET ESPAÑA
COMUNICACIÓN S.A. WITH AND INTO MEDIASET INVESTMENT N.V.

Terms and conditions for the initial allocation of Special Voting Shares A

This document provides the terms and conditions of the initial allocation of the Special Voting Shares A (as defined below) which will be initially assigned to the eligible shareholders of the company resulting from the cross-border merger of Mediaset S.p.A. (Mediaset) and Mediaset España Comunicación S.A. (Mediaset España) with and into Mediaset Investment N.V. (the Merger) on the thirtieth calendar day after the effective date of the Merger. Mediaset Investment N.V., upon effectiveness of the Merger, will be renamed MFE - MEDIAFOREUROPE N.V. (the Company or MFE).

1.                                      Purpose of special voting shares

The purpose of the special voting structure is to foster the development and continued involvement of a core base of long-term shareholders in a manner that reinforces the Mediaset group’s stability. In particular, long-term ownership of ordinary shares of MFE will be promoted by granting eligible shareholders with special voting shares granting additional voting rights to the one granted by each ordinary share of the Company.

2.                                      Special Voting Shares A

Thirty calendar days after the effective date of the Merger, and provided that the initial allocation procedure described in the present document and in the “Terms and Conditions for Special Voting Shares” is duly complied with, former Mediaset España shareholders, which will receive MFE shares in exchange for the Mediaset España shares held, will be entitled, in the aggregate, to 3 voting rights for each ordinary share held in the share capital of the Company. For this purpose, the Company will issue — in addition to the ordinary shares issued in the context of the Merger — special voting shares attaching 2 voting rights each (the Special Voting Shares A). On the thirtieth calendar day after the effective date of the Merger (the Initial Allocation Date A), such Special Voting Shares A will be allotted to those eligible shareholders in addition to each of the ordinary shares of the Company already held and assigned in the context of the Merger (attaching one voting right each).

Special Voting Shares A will also be issued and allotted to those former Mediaset shareholders which will receive MFE ordinary shares in exchange for the Mediaset shares held, provided that they are entitled to receive them.

Special Voting Shares A will have minimal economic entitlements. Such economic entitlements are designed to comply with Dutch law but are immaterial.

3.                                      Requirements to be complied with in order to receive Special Voting Shares A on the Initial Allocation Date A

Mediaset España shareholders who wish to receive Special Voting Shares A on the Initial Allocation Date A will have to:

(i)                           transmit an election form (the Initial Election Form), available on the corporate website of Mediaset España (www.telecinco.es), duly filled in and signed, to the depository intermediary where their relevant Mediaset España shares are registered, in order for the latter to procure that the Initial Election Form is received by or on behalf

1

of Mediaset España during the period starting on 15 July 2019 and ending no later than 26 August 2019 (i.e., the seventh business day prior to the extraordinary shareholders’ meeting of Mediaset España convened to approve the Merger); and

(ii)       uninterruptedly own their Mediaset España shares (as well as their ordinary shares of the Company received upon completion of the Merger in accordance with the exchange ratio), in relation to which allotment of Special Voting Shares A will have been requested, during the period between the day when the Initial Election Form is transmitted to their respective depository intermediary and the Initial Allocation Date A.

Without prejudice to the permitted transfers set out in paragraph 5 (Permitted transfers and Change of Control), in case of transfer of such Mediaset España shares prior to the completion of the Merger (as well as in case of transfer of the corresponding ordinary shares of the Company following completion of the Merger, but prior to the Initial Allocation Date A), the requesting shareholder shall lose the right to receive the Special Voting Shares A on the Initial Allocation Date A.

On the Initial Allocation Date A, Special Voting Shares A will be assigned to former Mediaset España shareholders having elected to receive them if both requirements listed above are met.

In filling in the Initial Election Form, shareholders shall indicate the number of Mediaset España shares held in relation to which they wish to receive, in addition to the ordinary shares of the Company, a corresponding number of Special Voting Shares A.

The Initial Election Form, duly filled in and signed by the requesting shareholder, must be received by or on behalf of Mediaset España, through the respective depository intermediary where the relevant shares are registered, by and no later than 26 August 2019 (i.e., the seventh business day prior to the extraordinary shareholders’ meeting of Mediaset España convened to approve the Merger).

The ownership of Mediaset España shares as of the date of the Initial Election Form will be attested by the depositary intermediary itself by counter-signing the Initial Election Form.

4.              Blocking the Mediaset España shares

In order to facilitate the identification of the exact number of Special Voting Shares A to be issued and to be assigned on the Initial Allocation Date A, the Mediaset España shares in relation to which the Initial Election Form shall have been submitted will be immobilized by the depository intermediary where the relevant Mediaset España shares are registered. The immobilized Mediaset España shares cannot be sold, disposed of, transferred, pledged or subjected to any lien, fixed or floating charge, or to other encumbrances. At any time, a holder of immobilized Mediaset España shares may cancel its Initial Election Form and request to unblock such Mediaset España shares so that they are again freely tradable pursuant to a communication substantially in the form attached hereto as Annex A, and, as a consequence, he or she will lose the right to receive Special Voting Shares A at the Initial Allocation Date A.

Mediaset España shareholders, who exercise their withdrawal right in connection with the resolution to be adopted by the extraordinary shareholders’ meeting of Mediaset España convened to approve the Merger, shall not be entitled to receive Special Voting Shares A in relation to Mediaset España withdrawn shares.

5.             Permitted transfers and Change of Control

Immobilized Mediaset España shares can be unblocked and transferred to Loyalty Transferees (as defined in the “Terms and Conditions for Special Voting Shares”). A transfer of immobilized

2

Mediaset España shares to a Loyalty Transferee will not prevent the latter from receiving Special Voting Shares A on the Initial Allocation Date A. The Loyalty Transferee and the transferring shareholder are obliged to deliver the documentation evidencing the transfer.

A Mediaset España shareholder who has requested to receive Special Voting Shares A on the Initial Allocation Date A will no longer be entitled to receive Special Voting Shares A upon the occurrence, in respect of such shareholder, of a Change of Control (as defined in the “Terms and Conditions for Special Voting Shares”). Upon the occurrence of a Change of Control, the relevant shareholder must promptly notify Mediaset España (or its agent) thereof.

6.              Registration procedure in the Loyalty Register

Upon effectiveness of the Merger, Mediaset España shares in relation to which allotment of Special Voting Shares A is requested will be exchanged for a corresponding number of ordinary shares of the Company, in accordance with the applicable exchange ratio. Immediately after the effective date of the Merger, such ordinary shares will be registered in a separate register held by the Company (the Loyalty Register) and will become initial electing ordinary shares (the Initial Electing Ordinary Shares).

In order to become Qualifying Ordinary Shares (as defined below), such Initial Electing Ordinary Shares cannot be sold, disposed of, transferred, pledged or subjected to any lien, fixed or floating charge, or to other encumbrances. However, Initial Electing Ordinary Shares can be transferred to Loyalty Transferees (as defined in the “Terms and Conditions for Special Voting Shares”).

After thirty calendar days of uninterrupted ownership, by the same shareholder (or its Loyalty Transferee), of Initial Electing Ordinary Shares starting from the effective date of the Merger, such shares will become qualifying ordinary shares (the Qualifying Ordinary Shares) and — subject to the requesting shareholder meeting the Qualifying Shareholding Obligation and the Contract Obligation (pursuant to Article 8.4 of the “Terms and Conditions for Special Voting Shares”) — the holder thereof will receive one Special Voting Share A per each Qualifying Ordinary Share held.

At any time, a holder of Initial Electing Ordinary Shares may request the de-registration of (all or some of) its Initial Electing Ordinary Shares from the Loyalty Register. Following de-registration from the Loyalty Register, such shares will cease to be Initial Electing Ordinary Shares and will be freely tradable and the holder thereof shall lose the right to receive a corresponding number of Special Voting Shares A.

Similarly, at any time, a holder of Special Voting Shares A may request the de-registration of (all or some of) its Qualifying Ordinary Shares from the Loyalty Register. Following de-registration from the Loyalty Register, such shares will cease to be Qualifying Ordinary Shares and will be freely tradable and the corresponding Special Voting Shares A must be transferred to the Company for no consideration.

* * *

Further information on the initial allocation procedure of Special Voting Shares A is included in the “Terms and Conditions for Special Voting Shares”, attached to the common merger plan relating to the Merger, available on the corporate website of Mediaset España (www.telecinco.es).

Further information on the subsequent allocation procedure of special voting shares is included in the “Terms and Conditions for Special Voting Shares”, attached to the common merger plan relating to the Merger, available on the corporate website of Mediaset España (www.telecinco.es).

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ANNEX A

OPT-OUT FORM FOR MEDIASET ESPAÑA SHAREHOLDERS

4

OPT-OUT FORM FOR MEDIASET ESPAÑA SHAREHOLDERS

FOR THE ORDINARY SHARES FROM THE INITIAL ELECTION FORM FOR THE ALLOCATION OF SPECIAL VOTING SHARES A OF
MFE — MEDIAFOREUROPE N.V.
BEFORE THE MERGER OF MEDIASET S.P.A. AND MEDIASET ESPAÑA COMUNICACIÓN, S.A. WITH AND INTO MEDIASET
INVESTMENT N.V.

To: Mediaset España Comunicación S.A. c/o Computershare Investor Service plc, Sucursal en España, through the depositary intermediary, by e-mail to mediaset@computershare.es.

Disclaimer

The holder of Mediaset España Comunicación S.A. (Mediaset España) shares (the Opting-Out Shareholder) must fill in and sign this Opt-Out Form (the Form) pursuant to the instructions here below in order to withdraw the request made by the Opting-Out Shareholder at the time of signing and delivering the Initial Election Form to Mediaset España (or its agent), through the relevant depositary intermediary (as per the instructions included in the Initial Election Form), to receive the Special Voting Shares A issued as a result of the completion of the merger of Mediaset S.p.A. (Mediaset) and Mediaset España with and into Mediaset Investment N.V. (the Merger), company which will — upon effectiveness of the Merger — be renamed MFE - MEDIAFOREUROPE N.V. (the Company).

This Form shall be read jointly with the “Terms and Conditions for Special Voting Shares” and the “Terms and conditions for the initial allocation of Special Voting Shares A” available on the corporate website of Mediaset España.

This Form, duly filled in and signed by the Opting-Out Shareholder, must be sent by e-mail to the address indicated above and must be received by or on behalf of Mediaset España on or before the date on which the Merger is legally effected (the Opt-out Term) through the relevant depositary intermediary with its confirmation that such Opting-Out Shareholder submitted the Initial Election Form and holds title to the Mediaset España shares included in this Form. Any Opting-Out Form received after the Final Term shall not be valid for the purpose of requesting to withdraw the request made when signing and delivering the Initial Election Form.

In this Form, the defined English words shall have the same meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

1.                                      Data of the Opting-Out Shareholder

(please fill in the following table with the same information as the Initial Election Form)

Name and surname or Corporate name

Tax Code:	Date of birth / /	Place of birth

Address or registered seat

Telephone number	E-mail address

(if the signing party acts on behalf of the Initial Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname		In the quality of

Tax Code:	Date of birth / /	Place of birth

Telephone number	E-mail address

2.                                      Number of Mediaset España shares held in relation to which the Opting-Out Shareholder withdraws the Initial Election Form

(please include all or part of the Ordinary Shares in the Initial Election Form)

No. of Shares	Security Account no.

Depositary Intermediary

3.                                      Acknowledgments and authorizations

The Opting-Out Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally:

a)             acknowledges that as of the date hereof, the Ordinary Shares included in this Form will no longer be entitled to be held as Initial Electing Ordinary Shares;

b)             acknowledges that he/she/it forfeits the right to receive Special Voting Shares A upon the Initial Allocation Date A but without prejudice to the right to request the Special Voting Shares A after the effectiveness of the Merger in accordance with the “Terms and Conditions for Special Voting Shares”;

c)              instructs for the Mediaset España shares in relation to which the Opting-Out Shareholder withdraws his or her Initial Election Form be unblocked by the depositary intermediary;

d)             Personal data. Personal data provided by the Opting-Out Shareholder in the Form or generated as a consequence of his/her withdrawal of the acquisition of Special Voting Shares A shall be initially processed by Mediaset España, and upon completion of the Merger, shall be processed by the Company on the basis of and for the purposes of (i) managing the withdrawal requested by the Opting-Out Shareholder, and (ii) complying with applicable laws. The data shall be retained by the Company while legal liabilities and duties exist. The data may be shared with agents and other intermediaries. Access, erasure and other rights can be exercised by contacting at privacidad@mediaset.es. Data protection authorities may contacted for queries or complaints.

4.                                      Governing law and disputes

This Form will be governed by Spanish law. The courts of the city of Madrid will be the competent courts in connection with any dispute that might arise in relation with this Form.

The Opting-Out Shareholder	(signature)

(if the signing party signs this Form on behalf of the Opting-Out Shareholder, reference shall be made to the table under point No. 1 above)

5.                                      The depositary intermediary

a)                                     confirms the number of Mediaset España shares owned by the Opting-Out Shareholder at the date of this Form;

b)                                     undertakes to cause this Form to be received by or on behalf of Mediaset España on behalf of the Opting-Out Shareholder within and no later than the Opt-out Term, advanced by e-mail to Computershare Investor Service plc, Sucursal en España;

c)                                      agrees to unblock the number of Mediaset España shares indicated under paragraph (2) above and, if applicable, undertakes to maintain blocked the rest of Mediaset España shares owned by the Opting-Out Shareholder not comprised in this Form.

Date

The Intermediary	(Stamp and signature)

MFE - MEDIAFOREUROPE N.V.

TERMS AND CONDITIONS FOR SPECIAL VOTING SHARES

These terms and conditions (the SVS Terms) will apply to the allocation, acquisition, conversion, holding, sale, repurchase and transfer of special voting shares in the share capital of MFE-MEDIAFOREUROPE N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company).

1.                                      DEFINITIONS AND INTERPRETATION

In addition to terms defined elsewhere in these SVS Terms, the definitions and other provisions in Schedule 1 apply.

2.                                      PURPOSE OF SPECIAL VOTING SHARES

The sole purpose of Special Voting Shares is to foster the development and continued involvement of a core base of long-term shareholders in a manner that reinforces the Company’s stability.

3.                                      ADMINISTRATION

3.1                               The Company will effectuate the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares.

3.2                               In accordance with the Power of Attorney, an agent (the Agent) shall accept instructions from Shareholders to act on their behalf in connection with the allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares.

3.3                               The Company will delegate its powers and duties hereunder in whole or in part to the Agent. The Agent may represent the Company and effectuate and sign on behalf of the Company all relevant documentation in respect of the Special Voting Shares, including - without limitation - deeds, confirmations, acknowledgements, transfer forms and entries in the Loyalty Register. The Company shall ensure that up-to-date contact details of the Agent will be published on the Company’s corporate website.

3.4                               All costs of administration in connection with these SVS Terms and any documentation required for allocation, retransfer and conversion of Special Voting Shares shall be for the account of the Company.

4.                                      APPLICATION FOR SPECIAL VOTING SHARES — LOYALTY REGISTER

4.1                               A Shareholder may at any time opt to become eligible for Special Voting Shares by requesting the Agent, acting on behalf of the Company, to register one or more Ordinary Shares in the Loyalty Register. Such a request (a Request) will need to be made by the relevant Shareholder via its Intermediary by submitting a duly completed Election Form, including a confirmation from the relevant Intermediary that such Shareholder holds title to the Ordinary Shares included in the Request.

4.2                               By signing the Election Form, the relevant Shareholder also grants the Power of Attorney, irrevocably instructing and authorizing the Agent to act on his/her/its behalf and to represent him/her/it in connection with the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares in accordance with and pursuant to these SVS Terms.

4.3                               The Company and the Agent may establish an electronic registration system in order to allow for the submission of Requests by email or other electronic means of communication. The Company will publish the procedure and details of any such electronic facility, including registration instructions, on its corporate website.

4.4                               Upon receipt of the Election Form (including the Power of Attorney and the Intermediary’s confirmation, as referred to in clause 4.1), the Agent will examine the same and use its reasonable efforts to inform the relevant Shareholder, through his/her/its Intermediary, as to whether the Request is accepted or rejected (and, if rejected, the reasons why) within thirty Business Days of receipt of the above-mentioned documents. The Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form or the Intermediary confirmation, as referred to in clause 4.1 or in case of serious doubts with respect to the validity or authenticity of such documents. If the Agent requires further information from the relevant Shareholder in order to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith. A Request will be rejected if the Board determines that the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares which will be held in violation of the Qualified Shareholding Obligation.

4.5                               If the Request is accepted, then the relevant Ordinary Shares will be removed from the Regular Settlement System and will be registered in the Loyalty Register in the name of the requesting Shareholder.

4.6                               Without prejudice to clause 4.7 the registration of Ordinary Shares in the Loyalty Register will not affect the nature or value of such shares, nor any of the rights attached thereto. They will continue to be part of the class of ordinary shares in which they were issued, and a listing with Mercato Telematico Azionario of the Borsa Italiana Stock Exchange, Spanish stock exchanges of Barcelona, Bilbao, Madrid and Valencia, or any other stock exchange shall continue to apply to such shares. All Ordinary Shares shall be identical in all respects.

4.7                               The Company and the Agent will establish a procedure with Monte Titoli and Iberclear to manage the removal of Ordinary Shares from the Regular Settlement System and their registration into the Loyalty Register, and vice versa.

5.                                      ALLOCATION OF SPECIAL VOTING SHARES A

5.1                               As per the date on which an Electing Ordinary Share has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of three years (the SVS A Qualification Date), such Electing Ordinary Share will become a Qualifying Ordinary Share A and the holder thereof will be entitled to acquire one Special Voting Share A in the manner set out in clause 5.3 in respect of each of such Qualifying Ordinary Shares A.

5.2                               A transfer of Electing Ordinary Shares to a Loyalty Transferee shall not be deemed to interrupt the three years holding period referred to in clause 5.1. An Electing Shareholder will not be entitled to receive Special Voting Shares A upon the occurrence of a Change of Control in respect of that Electing Shareholder.

5.3                               On the SVS A Qualification Date, the Agent will, on behalf of both the Company and the relevant Qualifying Shareholder, effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder and will correspond to the number of new Qualifying Ordinary Shares A. The Board will refuse the issuance of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the acquisition of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

5.4                               Any allocation of Special Voting Shares A to a Qualifying Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The par value of newly issued Special Voting Shares A will be charged to the Special Capital Reserve.

6.                                      ALLOCATION OF SPECIAL VOTING SHARES B

6.1                               As per the date on which a Qualifying Ordinary Share A has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of two years (the SVS B Qualification Date), such Qualifying Ordinary Share A will become a Qualifying Ordinary Share B and the holder thereof will be entitled to acquire one Special Voting Share B in the manner set out in clause 6.3 in respect of each of such Qualifying Ordinary Share B.

6.2                               A transfer of Qualifying Ordinary Shares A to a Loyalty Transferee shall not be deemed to interrupt the two years holding period referred to in clause 6.1.

6.3                               On the SVS B Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B. The Board will refuse the conversion of Special Voting Shares A into Special Voting Shares B if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares A into Special Voting Shares B, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares B which will be held in violation of the Qualified Shareholding Obligation.

6.4                               The conversion of Special Voting Shares A into Special Voting Shares B will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the par value of the converted Special Voting Shares A and the Special Voting Shares B will be charged to the Special Capital Reserve.

7.                                      ALLOCATION OF SPECIAL VOTING SHARES C

7.1                               As per the date on which a Qualifying Ordinary Share B has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of three years (the SVS C Qualification Date), such Qualifying Ordinary Share B will become a Qualifying Ordinary Share C and the holder thereof will be entitled to acquire one Special Voting Share C in the manner set out in clause 7.3 in respect of each of such Qualifying Ordinary Share C.

7.2                               A transfer of Qualifying Ordinary Shares B to a Loyalty Transferee shall not be deemed to interrupt the three years holding period referred to in clause 7.1.

7.3                               On the SVS C Qualification Date, the Agent will, on behalf of the Company, issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C. The Board will refuse the conversion of Special Voting Shares B into Special Voting Shares C if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the conversion of Special Voting Shares B into Special Voting Shares C, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Special Voting Shares C which will be held in violation of the Qualified Shareholding Obligation.

7.4                               The conversion of Special Voting Shares B into Special Voting Shares C will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the par value of the converted Special Voting Shares B and the Special Voting Shares C will be charged to the Special Capital Reserve.

8.                                      INITIAL ALLOCATION

8.1                               In addition to the allocation of Special Voting Shares A pursuant to clause 5, Special Voting Shares A will be allocated following the completion of the Merger to those shareholders of Mediaset and Mediaset España (who will have become Shareholders upon completion of the Merger), as legal predecessors of the Company (the Initial Electing Shareholders), who have elected for registration in the Loyalty Register of Ordinary Shares to be acquired as a result of the Merger and have complied with the requirements of the Initial Allocation Procedure, including (but not limited to) the requirement (i) to submit a duly completed Initial Election Form no later than 7 Business Days prior to the date of the Mediaset EGM or the Mediaset España EGM (as the case may be), and (ii) to hold the shares in the capital of Mediaset or Mediaset España (as the case may be) included in the Initial Election Form (as well as their corresponding Ordinary Shares of the Company, as received upon completion of the Merger), from the date of submitting the Initial Election Form up to the thirtieth calendar day after the Merger Effective Date.

8.2                               The Ordinary Shares acquired as a result of the Merger and elected for registration in the Loyalty Register by Initial Electing Shareholders with due observance of the terms and conditions set out in the Initial Allocation Procedure will be registered in the Loyalty Register after completion of the Merger (Initial Electing Ordinary Shares). After an uninterrupted period of thirty days since the Merger Effective Date, such Initial Electing Ordinary Share will become a Qualifying Ordinary Share A and the holder thereof will be entitled to acquire one Special Voting Shares A in the manner set out in clause 8.4 in respect of each of such Qualifying Ordinary Shares A.

8.3                               A transfer of Initial Electing Ordinary Shares to a Loyalty Transferee shall not be deemed to interrupt the thirty-day holding period referred to in clause 8.1. An Initial Electing Shareholder will not be entitled to receive Special Voting Shares A upon the occurrence of a Change of Control in respect of that Initial Electing Shareholder.

8.4                               The Agent will, on behalf of both the Company and the Initial Electing Shareholders, effectuate the allocation of the Special Voting Shares A by way of execution of an Initial Deed of Allocation. Notwithstanding the aforementioned, the Board will refuse the registration of one or more Ordinary Shares in the Loyalty Register and/or refuse the allocation of Special Voting Shares A if the relevant Shareholder (i) does not meet the Qualified Shareholding Obligation or will no longer meet the Qualified Shareholding Obligation as a result of the allocation of Special Voting Shares A, and/or (ii) does not meet the Contract Obligation. In case of violation of the Qualified Shareholding Obligation, the refusal will be limited to the number of Ordinary Shares and/or Special Voting Shares A which will be held in violation of the Qualified Shareholding Obligation.

8.5                               Any allocation of Special Voting Shares A to an Initial Electing Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The par value of newly issued Special Voting Shares A will be will be charged to the Special Capital Reserve.

9.                                      VOLUNTARY DE-REGISTRATION

9.1                               A Shareholder who is registered in the Loyalty Register may at any time request the Agent, acting on behalf of the Company, to move back some or all of its Ordinary Shares registered in the Loyalty Register to the Regular Settlement System. Such a request (a De-Registration Request) will need to be made by the relevant Shareholder through his/her/its Intermediary, by submitting a duly completed De-Registration Form.

9.2                               A De-Registration Request may also be made by a Shareholder directly to the Agent (i.e. not through the intermediary services of an Intermediary), provided, however, that the Agent, acting on behalf of the Company, may in such case set additional rules and procedures to validate any such De-Registration Request, including - without limitation - the verification of the identity of the relevant Shareholder and the authenticity of such Shareholder’s submission.

9.3                               By means of and as per the moment of a Shareholder submitting the De-Registration Form, such Shareholder will have waived his/her/its rights to cast any votes that accrue to the Special Voting Shares concerned in the De-Registration Form.

9.4                               Upon receipt of the duly completed De-Registration Form, the Agent will examine the same and use its reasonable efforts to ensure that the Ordinary Shares as specified in the De-Registration Form will be moved back to the Regular Settlement System, starting from the last one registered, within three (3) Business Days of receipt of the De-Registration Form.

9.5                               Upon de-registration from the Loyalty Register, such Ordinary Shares will no longer qualify as Initial Electing Ordinary Shares, or Electing Ordinary Shares or Qualifying

Ordinary Shares.

10.                               TRANSFER RESTRICTIONS SPECIAL VOTING SHARES

No Shareholder shall, directly or indirectly:

(a)                                 sell, dispose of or transfer any Special Voting Share or otherwise grant any right or interest therein, unless the Shareholder is obliged to transfer Special Voting Shares in accordance with clause 12.2.; or

(b)                                 create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any Special Voting Share or any interest in any Special Voting Share.

11.                               MANDATORY RETRANSFERS OF SPECIAL VOTING SHARES

11.1        A Shareholder will no longer be entitled to hold Special Voting Shares and must offer and transfer his/her/its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles in any of the following circumstances (each a Mandatory Retransfer Event):

(a)                                 upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 9;

(b)                                 upon any transfer by that Shareholder of Qualifying Ordinary Shares, except if such transfer is a transfer to a Loyalty Transferee as referred to in clause 12;

(c)                                  upon the occurrence of a Change of Control in respect of that Shareholder;

(d)                                 upon violation of the Qualified Shareholding Obligation; and

(e)                                  upon violation of the Contract Obligation.

11.2                        The retransfer obligation set forth in clause 11.1 applies to the Special Voting Shares connected to the Qualifying Ordinary Shares for which a Mandatory Retransfer Event relates.

11.3                        Upon the occurrence of a transfer of Ordinary Shares to another party which does not qualify as a Loyalty Transferee the relevant Shareholder must promptly notify the Company thereof, and must make a De-Registration Request as referred to in clause 9.1.

11.4                        Upon the occurrence of a Change of Control the relevant Shareholder must promptly notify the Company thereof, by submitting a Change of Control Notification, and must make a De-Registration Request as referred to in clause 9.1.

11.5                        The offer and retransfer of Special Voting Shares in the circumstances pursuant to clause 11.1 by the relevant Shareholder to the Company or to a special purpose vehicle as referred to in Article 13.6 of the Articles will be effectuated by execution of a Deed of Retransfer.

11.6                        If and for as long as a Shareholder is in breach with the retransfer obligation set forth in clause 11.1, the voting rights and the right to participate in general meeting of shareholders relating to the Special Voting Shares to be so offered and transferred will be suspended. The Company will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.

11.7                        If the Company determines (in its discretion) that a Shareholder has taken any action to avoid the application of clause 10 or clause 11, the Company may determine that clause 11.1 and 11.2 will be applied by analogy.

12.                               PERMITTED TRANSFERS ORDINARY SHARES — LOYALTY REGISTER

12.1                        A Shareholder may transfer Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares to a Loyalty Transferee, without moving these shares to the Regular Settlement System. The Loyalty Transferee and the transferring Shareholder are obliged to deliver the documentation evidencing the transfer.

12.2                        Upon a transfer of Qualifying Ordinary Shares to a Loyalty Transferee, the Special Voting Shares connected therewith must be transferred to such Loyalty Transferee as well.

13.                               BREACH, COMPENSATION PAYMENT

13.1                        In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the Compensation Amount), which amount is the average closing price of an Ordinary Share on the Mercato Telematico Azionario of the Borsa Italiana Stock Exchange calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.

13.2                        Clause 13.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach - so that the provisions of this clause 13 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).

13.3                        To the extent possible, the provisions of section 6:92, subsections 1 and 3 of the Dutch Civil Code shall not apply.

14.                               AMENDMENT OF THESE SVS TERMS

14.1                        These SVS Terms have been established by the Board on • 2019 and have been approved by the general meeting of shareholders of the Company on • 2019.

14.2                        These SVS Terms may be amended pursuant to a resolution by the Board, provided, however, that any material, not merely technical amendment will be subject to the approval of the general meeting of shareholders and the approval of the combined meeting of holders of Special Voting Shares of the Company, unless such amendment is required to ensure compliance with applicable laws or listing regulations.

14.3                        Any amendment of the SVS Terms shall require a private deed to that effect.

14.4                        The Company shall publish any amendment of these SVS Terms on the Company’s corporate website and notify the Shareholders of any such amendment through their Intermediaries.

15.                               GOVERNING LAW, DISPUTES

15.1                        These SVS Terms are governed by and construed in accordance with the laws of the Netherlands.

15.2                        Any dispute in connection with these SVS Terms and/or the Special Voting Shares will be brought before the courts of Amsterdam, the Netherlands.

SCHEDULE 1

DEFINITIONS AND INTERPRETATION

1.1

In these SVS Terms the following words and expressions shall have the following meanings, except if the context requires otherwise:

Affiliate means with respect to any specified person, any other person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative of the foregoing.

Articles means the Articles of Association of the Company as in effect from time to time.

Board means the board of directors of the Company.

Business Day means a calendar day which is not a Saturday or a Sunday or a public holiday in the Netherlands.

Change of Control means in respect of any Shareholder that is not an individual (natuurlijk persoon): any direct or indirect transfer in one or a series of transactions of (1) the ownership or control in respect of fifty per cent (50%) or more of the voting rights of such Shareholder, (2) the de facto ability to direct the casting of fifty per cent (50%) or more of the votes exercisable at general meetings of such Shareholder; and/or (3) the ability to appoint or remove half or more of the directors, executive directors or board members or executive officers of such Shareholder or to direct the casting of fifty per cent (50%) or more of the voting rights at meetings of the board, governing body or executive committee of such Shareholder; provided that no Change of Control shall be deemed to have occurred if (i) the transfer of ownership and/or control is an intragroup transfer under the same parent company; (ii) the transfer of ownership and/or control is the result of the succession or the liquidation of assets between spouses or the inheritance, inter vivo donation or other transfer to a spouse or a relative up to and including the fourth degree; or (iii) the fair market value of the Ordinary Shares held by such Shareholder represent less than twenty per cent (20%) of the total assets of the Transferred Group at the time of the transfer and the Ordinary Shares, in the sole judgment of the Company, are not otherwise material to the Transferred Group or the Change of Control transaction.

Change of Control Notification means the notification to be made by a Qualifying Shareholder, an Electing Shareholders or an Initial Electing Shareholders in respect of whom a Change of Control has occurred, substantially in the form as annexed hereto as Exhibit G.

Contract Obligation means the obligation of each Shareholder as referred to in Article 42.2 of the Articles.

Conversion Statement means the conversion statement as referred to in Article 13.11 of the Articles from the Company pursuant to which one or more Special Voting Shares A are converted into one or more Special Voting Shares B or one or more Special Voting Shares B are converted into one or more Special Voting Shares C, substantially in the form as annexed hereto as Exhibit El and Exhibit E2, as amended from time to time.

Deed of Allocation means the private deed of allocation (onderhandse akte van uitgifte of levering) of Special Voting Shares A between a Qualifying Shareholder and (i) the Company or (ii) a special purpose entity as referred to in Article 13.6 of the Articles (as the case may be), substantially in the form as annexed hereto as Exhibit D.

Deed of Retransfer means a private deed of repurchase and transfer (onderhandse akte van inkoop c.q. terugkoop en levering) of Special Voting Shares, substantially in the form as annexed hereto as Exhibit H.

De-Registration Form means the form to be completed by a Shareholder requesting to de-register some or all of his/her/its Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares from the Loyalty Register and to move such shares back to the Regular Settlement System, substantially in the form as annexed hereto as Exhibit F1 and Exhibit F2.

Electing Ordinary Shares means Ordinary Shares, not being Qualifying Ordinary Shares, for which a Shareholder has issued a Request for registration in the Loyalty Register.

Election Form means the form to be completed by a Shareholder requesting to register one or more Ordinary Shares in the Loyalty Register, substantially in the form as annexed hereto as Exhibit Cl and Exhibit C2, as amended from time to time.

Electing Shareholders means the holder of one or more Electing Ordinary Shares.

Iberclear means Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A. Unipersonal, being the Spanish Central Securities Depositary.

Initial Allocation Procedure means the formal procedure pursuant to which shareholders of Mediaset and Mediaset España can elect for registration of Ordinary Shares in the Loyalty Register following completion of the Merger as described in more detail in the relevant merger documentation.

Initial Deed of Allocation means a private deed of allocation (onderhandse akte van toekenning) of Special Voting Shares A, substantially in the form as annexed hereto as Exhibit B.

Initial Election Form means the form completed by a shareholder of Mediaset or Mediaset España (as the case may be) requesting to register one or more Ordinary Shares to be acquired by such person pursuant to the Merger in the Loyalty Register and applying for allocation of a corresponding number of Special Voting Shares A, substantially in the form as annexed hereto as Exhibit Al and Exhibit A2, as amended from time to time.

Initial Electing Shareholders has the meaning ascribed to that term in clause 8.1.

Initial Electing Ordinary Shares has the meaning ascribed to that term in clause 8.2.

Intermediary means the financial institution at which a shareholder of the Company or Mediaset or Mediaset España (as the case may be) has opened a securities account where the relevant shares are registered.

Loyalty Register means that part of the Company’s shareholder register reserved for the registration of Special Voting Shares, Qualifying Ordinary Shares, Electing Ordinary Shares and Initial Electing Ordinary Shares.

Loyalty Transferee means (i) with respect to any Shareholder that is not a natural person, (A) any Affiliate of such Shareholder (including any successor of such Shareholder) that is directly or indirectly beneficially owned in substantially the same manner (including percentage) as the beneficial ownership of the transferring Shareholder or (B) the beneficiary company as part of a proportional demerger of such Shareholder, and (ii) with respect to any Shareholder that is a natural person, (A) in case of transfers inter vivos, any transferee of Ordinary Shares following succession or the division of community property between spouses or inter vivos donation to a spouse or relative up to and including the fourth degree and (B) in case of transfers mortis causa, inheritance by a spouse or by a relative up to and including the fourth degree. For the avoidance of doubt any transfer to a Loyalty Transferee cannot qualify as a Change of Control.

Mediaset means Mediaset S.p.A.

Mediaset EGM means the extraordinary general meeting of shareholders of Mediaset at which the Merger is put to a vote.

Mediaset España means Mediaset España Comunicación S.A.

Mediaset España GSM means the general meeting of shareholders of Mediaset España at which the Merger is put to a vote.

Merger means the cross-border statutory merger pursuant to which Mediaset and Mediaset España (as disappearing entities) merge into the Company (as acquiring entity).

Merger Effective Date means the date on which the Merger is legally effected.

Monte Titoli means Monte Titoli S.p.A., being the Italian Central Securities Depositary.

Ordinary Shares means ordinary shares in the share capital of the Company (including Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares).

Power of Attorney means a power of attorney pursuant to which a Shareholder irrevocably authorizes and instructs the Agent to represent such Shareholder and act on his/her/its behalf in connection with any allocation, acquisition, conversion, sale, repurchase and transfer of any Special Voting Shares in accordance with and pursuant to these SVS Terms.

Qualified Shareholding Obligation means the obligation of each Shareholder as referred to in Article 42.1 of the Articles.

Qualifying Ordinary Shares means Qualifying Ordinary Shares A and/or Qualifying Ordinary Shares B and/or Qualifying Ordinary Shares C.

Qualifying Ordinary Shares A means (i) Initial Electing Ordinary Shares that have been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee from the Merger Effective Date up to the thirtieth calendar day after the Merger Effective Date and as such give entitlement to Special Voting Shares A and (ii) Electing Ordinary Shares that have for an uninterrupted period of at least three years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares A.

Qualifying Ordinary Shares B means Qualifying Ordinary Shares A that have for an uninterrupted period of at least two years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares B.

Qualifying Ordinary Shares C means Qualifying Ordinary Shares B that have for an uninterrupted period of at least three years been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares C.

Qualifying Shareholder means the holder of one or more Qualifying Ordinary Shares.

Regular Settlement System means the process managed by Monte Titoli, Iberclear and their participants in which regular shares can be freely moved from an account to another account in name of a different person, free of payment or versus payment.

Shareholder means a holder of one or more Ordinary Shares.

Special Capital Reserve means a separate reserve maintained in the books of the Company to pay-up Special Voting Shares.

Special Voting Shares means special voting shares in the capital of the Company. Unless the contrary is apparent, this includes Special Voting Shares A, Special Voting Shares B and Special Voting Shares C.

Special Voting Shares A means the special voting shares A in the share capital of the Company.

Special Voting Shares B means the special voting shares B in the share capital of the Company.

Special Voting Shares C means the special voting shares C in the share capital of the Company.

Transferred Group shall mean the relevant Shareholder together with its Affiliates, if any, over which control was transferred as part of the same change of control transaction within the meaning of this definition of Change of Control.

1.2          In these SVS Terms, unless the context requires otherwise:

(a)                                 references to a person shall be construed so as to include any individual, firm, legal entity (wherever formed or incorporated), governmental entity, joint venture, association or partnership;

(b)                                 references to transfer shall mean any kind of transaction whereby the ownership of a Initial Electing Ordinary Share, and/or of an Electing Ordinary Share and/or of a Qualifying Ordinary Share is changed, which will include (without limitation) a change of ownership by way of a sale, exchange, donation, contribution, merger or demerger.

(c)                                  the headings are inserted for convenience only and shall not affect the construction of this agreement;

(d)                                 the singular shall include the plural and vice versa;

(e)                                  references to one gender include all genders; and

(f)                                   references to times of the day are to local time in the Netherlands.

EXHIBIT A1

INITIAL ELECTION FORM FOR MEDIASET SHAREHOLDERS

INITIAL ELECTION FORM FOR MEDIASET SHAREHOLDERS

FOR THE ALLOCATION OF SPECIAL VOTING SHARES A OF MFE — MEDIAFOREUROPE N.V.

AFTER THE MERGER OF MEDIASET S.P.A. AND MEDIASET ESPAÑA COMUNICACIÓN, S.A. WITH AND INTO MEDIASET INVESTMENT N.V.

To: Mediaset S.p.A. c/o Computershare S.p.A., through the depositary intermediary, by certified e-mail to mediaset@pecserviziotitoli.it.

Disclaimer

The holder of Mediaset S.p.A. (Mediaset) shares (the Initial Electing Shareholder) must fill in and sign this Initial Election Form (the Form) pursuant to the instructions here below in order to receive the Special Voting Shares A issued as a result of the completion of the merger of Mediaset and Mediaset España Comunicaciòn, S.A. (Mediaset España) with and into Mediaset Investment N.V. (the Merger), company which will — upon effectiveness of the Merger — be renamed MFE — MEDIAFOREUROPE N.V. (the Company).

A Special Voting Share A can only be validly acquired after thirty calendar days following the effectiveness of the Merger (the Initial Allocation Date A) by a holder of an ordinary share of the Company, subject to such ordinary share being an Initial Electing Ordinary Share in accordance with, and subject to the satisfaction of the conditions set out in, the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A” available on the corporate website of Mediaset. A holder of Initial Electing Ordinary Shares can only validly acquire 1 Special Voting Share A for each Initial Electing Ordinary Share held.

This Form shall be read jointly with the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A”.

This Form, duly filled in and signed by the Initial Electing Shareholder, must be sent by certified e-mail to the address indicated above and must be received by Mediaset on or before 26 August 2019 (the Final Term) through the relevant depositary intermediary with its confirmation that such Initial Electing Shareholder holds title to the Mediaset shares included in this Form. Any Form received after the Final Term shall not be valid for the purpose of issuing and assigning Special Voting Shares A upon the Initial Allocation Date A.

In this Form, the defined English words shall have the same meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

1.                                      Data of the Initial Electing Shareholder

Name and surname or Corporate name

Tax Code:	Date of birth / /	Place of birth

Address or registered seat

Telephone number	E-mail address

(if the signing party acts on behalf of the Initial Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname		In the quality of

Tax Code:	Date of birth / /	Place of birth

Telephone number	E-mail address

2.                                      Number of Mediaset shares held in relation to which Initial Allocation of Special Voting Shares A is requested

No. of Shares	☐ ISIN IT0001063210	☐ ISIN ITXXV0001089

Depositary Intermediary		MT account

3.                                      Acknowledgments, agreements and authorizations

The Initial Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally:

a)             acknowledges that he/she/it shall continuously own the Mediaset shares (as well as the corresponding Initial Electing Ordinary Shares, upon effectiveness of the Merger) in relation to which he/she/it elects to receive Special Voting Shares A starting from the date hereof up to the Initial Allocation Date A and that therefore — without prejudice to the permitted transfers as set out in the “Terms and Conditions for the initial allocation of special voting shares A” — he/she/it shall lose the right to receive Special Voting Shares A in case of transfer of such Mediaset shares (or the corresponding Initial Electing Ordinary Shares) before the Initial Allocation Date A;

b)             acknowledges that he/she/it shall forfeit the right to receive the Special Voting Shares A upon the Initial Allocation Date A if Mediaset does not receive this Form duly filled in and signed by the Final Term, but without prejudice to the right to request the Special Voting Shares A after the effectiveness of the Merger in accordance with the “Terms and Conditions for Special Voting Shares”;

c)              accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares” and by the “Terms and Conditions for the initial allocation of special voting shares A”, available on the corporate website of Mediaset;

d)             authorizes and irrevocably instructs Computershare S.p.A. to represent the Initial Electing Shareholder and act on his/her/its behalf in connection with (i) the registration in the Loyalty Register in his/her/its name of the Ordinary Shares in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (ii) any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (iii) any retransfer to the Company and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”.

4.                                      Governing law and disputes

This Form, with the exception of the power of attorney required under paragraph 3), letter d) above, will be governed by Italian law. The court of Milan will be the competent court in connection with any dispute might arise in relation with this Form.

Nevertheless, the Initial Electing Shareholder acknowledges and accepts that, in the light of the fact that the Company will be organized under Dutch law, the power of attorney required under paragraph (3), letter (d) above, the “Terms and Conditions for Special Voting Shares”, as well as the allocation procedure of Special Voting Shares will be governed by Dutch law and the court of Amsterdam will be competent for any dispute in connection therewith in accordance with the “Terms and Conditions for the Special Voting Shares”.

The Initial Electing Shareholder	(signature)

(if the signing party signs this Form on behalf of the Initial Electing Shareholder, reference shall be made to the table under point No. 1 above)

5.                                      The depositary intermediary

a)                                     confirms the number of Mediaset shares owned by the Initial Electing Shareholder at the date of this Form;

b)                                     undertakes to cause this Form to be received by Mediaset on behalf of the Initial Electing Shareholder within and no later than the Final Term, advanced by certified e-mail to Computershare;

c)                                      provides to change the regular ISIN of Mediaset shares (or the temporary ISIN code assigned to Mediaset shares upon request for registration for the multiple voting mechanism provided for by the articles of association of Mediaset, as the case may be) in the Special Code XXMTC0000265 reporting to Computershare every subsequent transfer of such shares.

Date

The Intermediary	(Stamp and signature)

EXHIBIT A2

INITIAL ELECTION FORM FOR MEDIASET ESPAÑA SHAREHOLDERS

INITIAL ELECTION FORM FOR MEDIASET ESPAÑA SHAREHOLDERS

FOR THE ALLOCATION OF SPECIAL VOTING SHARES A OF MFE — MEDIAFOREUROPE N.V.

AFTER THE MERGER OF MEDIASET S.P.A. AND MEDIASET ESPAÑA COMUNICACIÓN, S.A. WITH AND INTO MEDIASET INVESTMENT N.V.

To: Mediaset España Comunicaciõn S.A. c/o Computershare Investor Service plc, Sucursal en España, through the depositary intermediary, by e-mail to telecinco@computershare.es.

Disclaimer

The holder of Mediaset España Comunicaciõn S.A. (Mediaset España) shares (the Initial Electing Shareholder) must fill in and sign this Initial Election Form (the Form) pursuant to the instructions here below in order to receive the Special Voting Shares A issued as a result of the completion of the merger of Mediaset S.p.A. (Mediaset) and Mediaset España with and into Mediaset Investment N.V. (the Merger), company which will — upon effectiveness of the Merger — be renamed MFE — MEDIAFOREUROPE N.V. (the Company).

A Special Voting Share A can only be validly acquired after thirty calendar days following the effectiveness of the Merger (the Initial Allocation Date A) by a holder of an ordinary share of the Company, subject to such ordinary share being an Initial Electing Ordinary Share in accordance with, and subject to the satisfaction of, the conditions set out in the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A” available on the corporate website of Mediaset España. A holder of Initial Electing Ordinary Shares can only validly acquire 1 Special Voting Share A for each Initial Electing Ordinary Share held.

This Form shall be read jointly with the “Terms and Conditions for Special Voting Shares” and the “Terms and Conditions for the initial allocation of special voting shares A”.

This Form, duly filled in and signed by the Initial Electing Shareholder, must be sent by e-mail to the address indicated above and must be received by or on behalf of Mediaset España on or before 26 August 2019 (the Final Term) through the relevant depositary intermediary with its confirmation that such Initial Electing Shareholder holds title to the Mediaset España shares included in this Form. Any Initial Election Form received after the Final Term shall not be valid for the purpose of issuing and assigning Special Voting Shares A upon the Initial Allocation Date A.

In this Form, the defined English words shall have the same meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

1.                                      Data of the Initial Electing Shareholder

Name and surname or Corporate name

Tax Code:	Date of birth / /	Place of birth

Address or registered seat

Telephone number	E-mail address

(if the signing party acts on behalf of the Initial Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname		In the quality of

Tax Code:	Date of birth / /	Place of birth

Telephone number	E-mail address

2.                                      Number of Mediaset España shares held in relation to which Initial Allocation of Special Voting Shares A is requested

No. of Shares	Security Account no.

Depositary Intermediary

3.                                      Acknowledgments, agreements and authorizations

The Initial Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally:

a)             acknowledges that he/she/it shall continuously own the Mediaset España shares (as well as the corresponding Initial Electing Ordinary Shares, upon effectiveness of the Merger) in relation to which he/she/it elects to receive Special Voting Shares A starting from the date hereof up to the Initial Allocation Date A and that therefore he/she/it shall lose the right to receive Special Voting Shares A in case of transfer of

Mediaset España shares (or the corresponding Initial Electing Ordinary Shares) before the Initial Allocation Date A;

b)             acknowledges that he/she/it shall forfeit the right to receive the Special Voting Shares A upon the Initial Allocation Date A if Mediaset España does not receive this Form duly filled in and signed by the Final Term, but without prejudice to the right to request the Special Voting Shares A after the effectiveness of the Merger in accordance with the “Terms and Conditions for Special Voting Shares”;

c)              accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares” and by the “Terms and Conditions for the initial allocation of special voting shares A”, available on the corporate website of Mediaset España;

d)             authorizes and irrevocably instructs Computershare Investor Service plc, Sucursal en España to represent the Initial Electing Shareholder and act on his/her/its behalf in connection with (i) the registration in the Loyalty Register in his/her/its name of the Ordinary Shares in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (ii) any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”; (iii) any retransfer to the Company and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”;

e)              accepts that the Mediaset España shares, in relation to which the Initial Electing Shareholder requests the allocation of Special Voting Shares A, will be blocked by the depositary intermediary;

f)               Personal data. Personal data provided by the Initial Electing Shareholder in the Form or generated as a consequence of its acquisition of Special Voting Shares A shall be initially processed by Mediaset España, and upon completion of the Merger, shall be processed by the Company on the basis of and for the purposes of (i) managing the corporate relationship with the Initial Electing Shareholder, (ii) complying with the “Terms and Conditions for Special Voting Shares” and (iii) complying with applicable laws. The data shall be retained by the Company while the Initial Electing Shareholder remains as a shareholder of the Company and, thereafter, while legal liabilities and duties exist. The data may be shared with agents and other intermediaries. Access, erasure and other rights can be exercised by contacting at privacidad@conecta5.es. Data protection authorities may be contacted for queries or complaints.

4.                                      Governing law and disputes

This Form, with the exception of the power of attorney required under paragraph (3), letter (d) above, will be governed by Spanish law. The courts of the city of Madrid will be the competent courts in connection with any dispute that might arise in relation with this Form.

Nevertheless, the Initial Electing Shareholder acknowledges and accepts that, in the light of the fact that the Company will be organized under Dutch law, the power of attorney required under paragraph (3), letter (d) above, the “Terms and Conditions for Special Voting Shares”, as well as the allocation of Special Voting Shares will be governed by Dutch law and the court of Amsterdam will be competent for any dispute in connection therewith in accordance with the “Terms and Conditions for the Special Voting Shares”.

The Initial Electing Shareholder	(signature)

(if the signing party signs this Form on behalf of the Initial Electing Shareholder, reference shall be made to the table under point No. 1 above)

5.                                      The depositary intermediary

a)                                     confirms the number of Mediaset España shares owned by the Initial Electing Shareholder at the date of this Form;

b)                                     undertakes to cause this Form to be received by or on behalf of Mediaset España on behalf of the Initial Electing Shareholder within and no later than the Final Term, advanced by e-mail to Computershare Investor Service plc, Sucursal en España;

c)                                      agrees to block the above Mediaset España shares and undertakes to communicate to Computershare Investor Service plc, Sucursal en España any movement of such shares.

Date

The Intermediary	(Stamp and signature)

EXHIBIT B

INITIAL DEED OF ALLOCATION

DATE:

INITIAL PRIVATE DEED OF ALLOCATION

relating to the allocation of special voting shares A in the capital of MFE — MEDIAFOREUROPE N.V.

DATE:

PARTIES

(1)                                      MFE — MEDIAFOREUROPE N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company); and

(2)                                      [name entity], a company under the laws of [corporate jurisdiction], having its registered office at [•], registered in the [name of commercial register] under number [•] (the Shareholder).

OR

[name individual], born in [•] on [•], residing at [•] (the Shareholder).

The parties to this Agreement are collectively referred to as the Parties and individually as a Party.

RECITALS:

(A)                                    The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms.

(B)                                    The Shareholder is the owner of [•] [(•)] Initial Electing Ordinary Shares that have been registered in the Loyalty Register in accordance with the procedure as set out in clause 8 of the SVS Terms. Pursuant to clause 8.2 of the SVS Terms aforesaid Initial Electing Ordinary Shares have become Qualifying Ordinary Shares A and the holder thereof is entitled to acquire [•] [(•)] Special Voting Shares A.

(C)                                    In view of the foregoing, the Company wishes to issue [•] [(•)] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[•] through SVSA-[•], to the Shareholder (the New SVS A), such in accordance with clause 8.4 of the SVS Terms.

(D)                                    The issuance of the New SVS A has been approved by the Board on [•] (the Board Resolution).

(E)                                     The Company and the Shareholder shall hereby effect the issuance and the acceptance of the New SVS A on the terms stated below.

THE PARTIES AGREE as follows:

1.                                      ISSUANCE

1.1                               The Company hereby issues the New SVS A to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and in this deed.

1.2                               The New SVS A shall be registered and no share certificates shall be issued for the New SVS A.

1.3                               The Company shall register the issuance of the New SVS A in its register of shareholders.

2.                                      ISSUE PRICE

The New SVS A are issued at par, and therefore at an issue price of two eurocent (EUR 0.02) per share, amounting to [•] euro (EUR [•]) in the aggregate and are paid up in full at the expense of the Special Capital Reserve.

3.                                      LEGAL RELATIONSHIP

The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles and Dutch law.

The Shareholder accepts the SVS Terms and the Articles as they now read or as they shall read at any time in the future.

4.                                      GENERAL

4.1                               Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement.

4.2                               Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart.

4.3                               Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES

SIGNED by	)
for and on behalf of:	)
MFE — MEDIAFOREUROPE N.V.	)

SIGNED by	)
for and on behalf of:	)
[•]	)

EXHIBIT C1

ELECTION FORM (MONTE TITOLI)

ELECTION FORM (MONTE TITOLI SYTEM)

FOR THE REGISTRATION OF ORDINARY SHARES OF MFE — MEDIAFOREUROPE N.V. IN THE LOYALTY REGISTER

To: Computershare S.p.A, as Agent for MFE — MEDIAFOREUROPE N.V. through the depositary intermediary by certified e-mail to mediaforeurope@pecserviziotitoli.it.

Disclaimer

This Election Form (the Form) shall be completed and signed by the Electing Shareholder, in accordance with the instructions contained herein, to elect to receive special voting shares A (the Special Voting Shares A) in the share capital of MFE — MEDIAFOREUROPE N.V. (the Company) and shall be sent by certified e-mail to the address indicated above, through the relevant depository intermediary, with its confirmation that the Electing Shareholder holds title to the Ordinary Shares included in this Form.

This Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this Form will have the meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein. By submitting this Form, duly completed and signed, to the Agent, you — as Electing Shareholder — are hereby electing to obtain Special Voting Shares A and in this respect the Ordinary Shares for which you elect registration (the Electing Ordinary Shares) will be registered in the Loyalty Register of the Company.

1.                                      Data of the Electing Shareholder

Name and surname or Corporate name

Tax Code:	Date of birth / /	Place of birth

Address or registered seat

Telephone number	E-mail address

(if the signing party acts on behalf of the Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname		In the quality of

Tax Code:	Date of birth / /	Place of birth

Telephone number	E-mail address

2.                                      Number of Ordinary Shares in relation to which the registration in the Loyalty Register is requested in order to receive Special Voting Shares A

No. of Shares	Security Account no.

Depositary Intermediary		MT Account

3.                                      Declarations and power of attorney

The Electing Shareholder, through the transmission of this Form, duly completed, irrevocably and unconditionally:

a)             accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com);

b)             authorizes and irrevocably instructs Computershare S.p.A., as Agent — who also acts on behalf of the Company — to represent the Electing Shareholder and act on his/her/its behalf in connection with the registration, in the name of the Electing Shareholder, of the Ordinary Shares in the Loyalty Register, as well as with any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”;

c)              accepts that the Special Voting Shares A will be uncertificated and registered in the Loyalty Register of the Company.

4.                                      Governing law and disputes

This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam (the Netherlands) as provided by the “Terms and Conditions for Special Voting Shares”.

The Electing Shareholder	(signature)

(if the signing party signs this Form on behalf of the Electing Shareholder, reference shall be made to the table under point No. 1 above)

5.                                      The depositary intermediary

a)                                     confirms the number of Ordinary Shares owned by the Electing Shareholder at the date of this Form;

b)                                     provides to change the regular ISIN of Ordinary Shares in the Special Code (•) reporting to Computershare S.p.A. every subsequent transfer of such shares.

Date

The Intermediary	(Stamp and signature)

EXHIBIT C2

ELECTION FORM (IBERCLEAR)

ELECTION FORM (IBERCLEAR SYTEM)

FOR THE REGISTRATION OF ORDINARY SHARES OF MFE — MEDIAFOREUROPE N.V. IN THE LOYALTY REGISTER

To: Computershare Investor Service plc, Sucursal en España, as Agent for MFE — MEDIAFOREUROPE N.V. through the depositary intermediary by e-mail to telecinco@computershare.es.

Disclaimer

This Election Form shall be completed and signed, in accordance with the instructions contained herein, to elect to receive special voting shares A (the Special Voting Shares A) in the share capital of MFE - MEDIAFOREUROPE N.V. (the Company) and shall be sent by e-mail to the address indicated above, through the relevant depository intermediary, with its confirmation that the Electing Shareholder holds title to the Ordinary Shares included in this Election Form.

This Election Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this Election Form will have the meaning ascribed to them in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

By submitting this Election Form, duly completed and signed, to the Agent, you — as Electing Shareholder — are hereby electing to obtain Special Voting Shares A and in this respect the Ordinary Shares for which you elect registration (the Electing Ordinary Shares) will be registered in the Loyalty Register of the Company.

1.                                      Data of the Electing Shareholder

Name and surname or Corporate name

Date of birth / /	Place of birth	Tax Code:

Address or registered seat

Tel. n.	E-mail address

(if the signing party acts on behalf of the Electing Shareholder, please fill in the following table including data relating to the signing party)

Name and surname		In the quality of

Date of birth / /	Place of birth	Tax Code:

Tel. n.	E-mail address

2.                                      Number of Ordinary Shares in relation to which the registration in the Loyalty Register is requested in order to receive Special Voting Shares A

No. of Shares

Depositary Intermediary

Security Account no. (with Iberclear participant)

3.                                      Declaration and Power of Attorney

The Electing Shareholder, through the transmission of this Election Form, duly completed, irrevocably and unconditionally:

a)                                     accepts and agrees to be bound by the “Terms and Conditions for Special Voting Shares”, available on the corporate website of the Company (www.mfemediaforeurope.com);

b)                                     authorizes and irrevocably instructs Computershare Investor Service plc, Sucursal en España, as Agent — who also acts on behalf of the Company — to represent the Electing Shareholder and act on his/her/its behalf in connection with the registration, in the name of the Electing Shareholder, of the Ordinary Shares in the Loyalty Register, as well as with any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share A, in accordance with and pursuant to the “Terms and Conditions for Special Voting Shares”;

c)                                      accepts that the Special Voting Shares will be uncertificated and registered in the Loyalty Register of the Company.

4.                                      Governing law and disputes

This Election Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Election Form will be brought before the courts of Amsterdam (the Netherlands) as provided by the “Terms and Conditions for Special Voting Shares”.

The Electing Shareholder	(signature)

(if the signing party signs this Form on behalf of the Electing Shareholder, reference shall be made to the table under point No. 1 above)

5.                                      Depositary intermediary

The Depositary Intermediary

a)                                     confirms the number of Ordinary Shares owned by the Electing Shareholder at the date of this Election Form;

b)                                     provides the transfer of the above Ordinary Shares to the Company in its Monte Titoli account n.                   in favour of the Electing Shareholder.

Date

The Intermediary	(Stamp and signature)

EXHIBIT D

DEED OF ALLOCATION

DATE:

PRIVATE DEED OF ALLOCATION

relating to the allocation of special voting shares A in the capital of MFE — MEDIAFOREUROPE N.V.

DATE:

PARTIES

(1)                                      MFE — MEDIAFOREUROPE N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company); and

(2)                                      [name entity], a company under the laws of [corporate jurisdiction], having its registered office at [•], registered in the [name of commercial register] under number [•] (the Shareholder).

OR

[name individual], born in [•] on [•], residing at [•] (the Shareholder).

The parties to this Agreement are collectively referred to as the Parties and individually as a Party.

RECITALS:

(A)                                  The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms.

(B)                                  The Shareholder is the owner of [•] [(•)] Electing Ordinary Shares that have been registered in the Loyalty Register for an uninterrupted period of three (3) years. Pursuant to clause 5 of the SVS Terms aforesaid Electing Ordinary Shares have become Qualifying Ordinary Shares A and the holder thereof is entitled to acquire [•] [(•)] Special Voting Shares A.

(C)                                  In view of the foregoing, the Company wishes to issue [•] [(•)] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[•] through SVSA-[•], to the Shareholder (the New SVS A), such in accordance with clause 5.3 of the SVS Terms.

(D)                                  The issuance of the New SVS A has been approved by the Board on [•] (the Board Resolution).

(E)                                   The Company and the Shareholder shall hereby effect the issuance and the acceptance of the New SVS A on the terms stated below.

THE PARTIES AGREE as follows:

1.                                      ISSUANCE

1.1                               The Company hereby issues the New SVS A to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and in this deed.

1.2                               The New SVS A shall be registered and no share certificates shall be issued for the New SVS A.

1.3                               The Company shall register the issuance of the New SVS A in its register of shareholders.

2.                                      ISSUE PRICE

The New SVS A are issued at par, and therefore at an issue price of two eurocent (EUR 0.02) per share, amounting to [•] euro (EUR [•]) in the aggregate and are paid up in full at the expense of the Special Capital Reserve.

3.                                      LEGAL RELATIONSHIP

The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles and Dutch law.

The Shareholder accepts the SVS Terms and the Articles as they now read or as they shall read at any time in the future.

4.                                      GENERAL

4.1                               Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement.

4.2                               Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart.

4.3                               Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES

SIGNED by	)
for and on behalf of:	)
MFE — MEDIAFOREUROPE N.V.	)

SIGNED by	)
for and on behalf of:	)
[•]	)

EXHIBIT E1

CONVERSION STATEMENT

(CONVERSION OF SPECIAL VOTING SHARES A INTO SPECIAL VOTING

SHARES B)

CONVERSION STATEMENT

relating to the conversion of special voting shares A in the capital of MFE — MEDIAFOREUROPE N.V.

Date: [•]

Introduction

MFE — MEDIAFOREUROPE N.V. (the Company) has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this statement but not defined in this conversion statement will have the meaning as set out in the SVS Terms.

[•] holds [•] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each (the Existing SVS A), whereby the Ordinary Shares corresponding to the Existing SVS A have become Qualifying Ordinary Shares B as from [•], and thus giving entitlement to Special Voting Shares B, such in accordance with clause 6 of the SVS Terms.

Conversion

In view of the foregoing, the Company hereby issues this conversion statement pursuant to which the Existing SVS A are converted into an equal number of Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each (the New SVS B), such in accordance with article 13.11 of the Company’s articles of association and clause 6.3 of the SVS Terms.

This conversion takes immediate effect. The New SVS B shall be registered and no share certificates shall be issued for the New SVS B. The Company shall register the issuance of the New SVS B in its register of shareholders.

The difference between the nominal value of the Existing SVS A and of the New SVS B, amounting to [•] euro (EUR [•]) in the aggregate, are paid in full at the expense of the Special Capital Reserve.

The issuance of the New SVS B has been approved by the Board on [•].

Signed in                                              on                                              [•].

MFE — MEDIAFOREUROPE N.V.:

By :
Its :	[Agent]

EXHIBIT E2

CONVERSION STATEMENT

(CONVERSION OF SPECIAL VOTING SHARES B INTO SPECIAL VOTING

SHARES C)

CONVERSION STATEMENT

relating to the conversion of special voting shares B in the capital of MFE — MEDIAFOREUROPE N.V.

Date: [•]

Introduction

MFE — MEDIAFOREUROPE N.V. (the Company) has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of Ordinary Shares. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this statement but not defined in this conversion statement will have the meaning as set out in the SVS Terms.

[•] holds [•] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each (the Existing SVS B), whereby the Ordinary Shares corresponding to the Existing SVS B have become Qualifying Ordinary Shares C as from [•], and thus giving entitlement to Special Voting Shares C, such in accordance with clause 7 of the SVS Terms.

Conversion

In view of the foregoing, the Company hereby issues this conversion statement pursuant to which the Existing SVS B are converted into an equal number of Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each (the New SVS C), such in accordance with article 13.11 of the Company’s articles of association and clause 7.3 of the SVS Terms.

This conversion takes immediate effect. The New SVS C shall be registered and no share certificates shall be issued for the New SVS C. The Company shall register the issuance of the New SVS C in its register of shareholders.

The difference between the nominal value of the Existing SVS B and of the New SVS C, amounting to [•] euro (EUR [•]) in the aggregate, are paid in full at the expense of the Special Capital Reserve.

The issuance of the New SVS C has been approved by the Board on [•].

Signed in	on	[•].

MFE — MEDIAFOREUROPE N.V.:

By:
Its:	[Agent]

EXHIBIT F1

DE-REGISTRATION FORM (MONTE TITOLI)

DE-REGISTRATION FORM (MONTE TITOLI SYSTEM)

FOR DE-REGISTRATION OF ORDINARY SHARES OF MFE — MEDIAFOREUROPE N.V.

FROM THE LOYALTY REGISTER

To: Computershare S.p.A., as Agent for MFE — MEDIAFOREUROPE N.V., to be advanced by certified email to mediaforeurope@pecserviziotitoli.it.

Disclaimer

This De-Registration Form (Form) shall be completed and signed in accordance with the instructions contained herein, to request de-registration of Ordinary Shares registered in the Loyalty Register of MFE — MEDIAFOREUROPE N.V. (the Company).

This De-Registration Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, which documentation is available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this Form will have the meaning as set out in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

The shareholder must send this Form duly completed and signed to the Agent above through the intermediary and/or a Monte Titoli participant in order to get the Ordinary Shares on your account with such depositary Intermediary.

1.                                      Data of Shareholder registered in the Loyalty Register

Name and surname or Corporate name

Date of birth / /	Place of birth	Tax code

Address or registered seat

Tel.	E-mail

(if the signing party acts on behalf of the Registered Shareholder, please fill in the following table including data relating to the signing party)

Name and surname	In the quality of

Date of birth / /	Place of birth	Tax code

Tel.	E-mail

2.                                      Number of Ordinary Shares, starting from the last one registered, in relation to which the De-Registration from the Loyalty Register is requested

No. of Ordinary Shares	Average book value (for Italian residents tax purpose)

Depositary intermediary to whom crediting the shares

Shareholder Security Account	MT Account

3.                                           Acknowledgment, representations and undertakings

The Shareholder, through the submission of this Form duly completed, irrevocably and unconditionally instructs and authorizes the Agent, who acts also on behalf of the Company, to credit the above indicated intermediary with the Ordinary Shares to be de-registered and, pursuant to the “Terms and Conditions for Special Voting Shares”, acknowledges:

a)                  as from the date hereof, the Ordinary Shares included in this Form will no longer be registered in the Loyalty Register;

b)                  to be no longer entitled to hold or acquire the Special Voting Shares in respect of the Ordinary Shares included in this Form;

c)                   that the Agent, who acts also on behalf of the Company, shall transfer to the Company, or a designated special purpose entity, such number of Special Voting Shares corresponding to the Ordinary Shares included in this De-Registration Form for no consideration; and

d)                  as from the date hereof the Shareholder, to the extent he holds Special Voting Shares, he is considered to have waived the voting rights attached to these Special Voting Shares, effected by this Form.

4.                                      Governing law and disputes

This Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Form will be brought before the courts of Amsterdam, the Netherlands, as provided by the “Terms and Conditions for Special Voting Shares”.

The Shareholder	(signature)

5.                                           Intermediary

The Depositary Intermediary and/or the Monte Titoli participant, if different from the depositary, undertakes to change the Special Code, attributed to the Ordinary Shares registered in the Loyalty Register, into the regular ISIN code.

Date	(Stamp and signature)
The Intermediary
Tel.	e-mail
The Monte Titoli Participant	(Stamp and signature)

EXHIBIT F2

DE-REGISTRATION FORM (IBERCLEAR)

DE-REGISTRATION FORM (IBERCLEAR SYSTEM)

FOR DE-REGISTRATION OF ORDINARY SHARES OF MFE —MEDIAFOREUROPE N.V.

FROM THE LOYALTY REGISTER

To: Computershare Investor Service plc, Sucursal en España, as Agent for MFE — MEDIAFOREUROPE N.V., to be advanced by e-mail to telecinco@computershare.es.

Disclaimer

This De-Registration Form shall be completed and signed in accordance with the instructions contained herein, to request de-registration of Ordinary Shares registered in the Loyalty Register of MFE — MEDIAFOREUROPE N.V. (the Company).

This De-Registration Form should be read in conjunction with the “Terms and Conditions for Special Voting Shares”, which documentation is available on the corporate website of the Company (www.mfemediaforeurope.com). Defined terms in this De-Registration Form will have the meaning as set out in the “Terms and Conditions for Special Voting Shares”, unless otherwise defined herein.

You must send this De-Registration Form duly completed and signed to the Agent above through the Intermediary and/or an Iberclear participant in order to get the Ordinary Shares on your account with such depositary Intermediary.

1.                                           Data of Shareholder registered in the Loyalty Register

Name and surname or Corporate name

Date of birth / /	Place of birth	Tax code

Address or registered seat

Tel.	E-mail

(if the signing party acts on behalf of the Registered Shareholder, please fill in the following table including data relating to the signing party)

Name and surname		In the quality of

Date of birth / /	Place of birth	Tax code

Tel.	E-mail

2.                                      Number of Ordinary Shares, starting from the last one registered, in relation to which the De-Registration from the Loyalty Register is requested

No. of Ordinary Shares

Depositary intermediary to whom crediting the shares

Shareholder Security Account no. (with Iberclear participant)

3.                                      Acknowledgment, representations and undertakings

The Shareholder, through the submission of this De-Registration Form duly completed, irrevocably and unconditionally instructs and authorizes the Agent, who acts also on behalf of the Company, to credit the above indicated Intermediary with the Ordinary Shares to be de-registered and, pursuant the Terms and Conditions for Special Voting Shares, acknowledges:

a)                  as from the date hereof, the Ordinary Shares included in this De-Registration Form will no longer be registered in the Loyalty Register;

b)                  to be no longer entitled to hold or acquire the Special Voting Shares in respect of the Ordinary Shares included in this De-Registration Form;

c)                   that the Agent, who acts also on behalf of the Company, shall transfer to the Company or a designated special purpose entity such number of Special Voting Shares corresponding to the Ordinary Shares included in this De-Registration Form for no consideration; and

d)                  as from the date hereof the Shareholder, to the extent he holds Special Voting Shares, he is considered to have waived the voting rights attached to these Special Voting Shares, effected by this De-Registration Form.

4.                                           Governing law and disputes

This De-Registration Form is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this De-Registration Form will be brought before the courts of Amsterdam, the Netherlands as provided by Terms and Conditions for Special Voting Shares.

The Shareholder	(signature)

5.                                      Intermediary

The Depositary Intermediary and/or the Iberclear participant, if different from the depositary, accepts to receive on behalf of the Shareholder the above Ordinary Shares to be credited to his securities account above indicated

Tel.	e-mail

Date,	(Stamp and signature)
The Intermediary
Tel.	e-mail

The Iberclear Participant	(Stamp and signature)

EXHIBIT G

CHANGE OF CONTROL NOTIFICATION

CHANGE OF CONTROL NOTIFICATION

TO NOTIFY MFE — MEDIAFOREUROPE N.V. OF THE OCCURRENCE OF A
CHANGE OF CONTROL RELATING TO THE HOLDER OF ORDINARY
SHARES REGISTERED IN THE LOYALTY REGISTER

Please read, complete and sign this Change of Control Notification in accordance with the instructions contained herein.

This Change of Control Notification should be read in conjunction with the terms and conditions with respect to special voting shares (the SVS Terms), which are available on the corporate website (www.mfemediaforeurope.com) of MFE — MEDIAFOREUROPE N.V. (the Company). Capitalized terms used but not defined in this notification will have the same meaning as set out in the SVS Terms.

Please send the duly completed Change of Control Notification together with a duly completed De-Registration Form, which is available on the corporate website (www.mfemediaforeurope.com) of the Company, to Computershare S.p.A.

1.              DECLARATION OF CHANGE OF CONTROL

I hereby declare that a Change of Control has occurred in relation to the undersigned, as holder of Ordinary Shares registered in the Loyalty Register of the Company. This Change of Control Notification is accompanied by the attached duly completed De-Registration Form in relation to all Ordinary Shares as stated under Paragraph 4 of this Change of Control Notification.

2.              DATE AND CAUSE OF CHANGE OF CONTROL

Date on which the Change of Control occurred:

Cause of Change of Control:

3.              PERSONAL DETAILS OF HOLDER

Name(s) of Holder(s):
Address:
City:	Zip Code:
Country:
Capacity, if applicable (full title):
Phone Number:
E-mail address:

(This Change of Control Notification must be signed by the registered holder(s) exactly as such name(s) appear(s) in the Loyalty Register of the Company).

If the signature is placed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above, including full title.

4.              NUMBER OF ORDINARY SHARES REGISTERED IN THE LOYALTY REGISTER

Aggregate number of Ordinary Shares registered in the Loyalty Register of the Company in your name:

Number:

5.              GOVERNING LAW, DISPUTES

This Change of Control Notification is governed by and construed in accordance with the laws of the Netherlands. Any dispute in connection with this Change of Control Notification will be brought before the courts of Amsterdam, the Netherlands.

SIGNATURE

Shareholder’s signature

Name of shareholder

Date

EXHIBIT H

DEED OF RETRANSFER

DATE:

PRIVATE DEED OF RETRANSFER

of special voting shares in the capital
of MFE — MEDIAFOREUROPE N.V.

DATE:

PARTIES

(1)                                 [name entity], a company under the laws of [corporate jurisdiction], having its registered office at [•], registered in the [name of commercial register] under number [•] (the Shareholder); and

OR

[name individual], born in [•] on [•], residing at [•] (the Shareholder); and

(2)                                 MFE — MEDIAFOREUROPE N.V. a public company (naamloze vennootschap) under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands), registered with the Dutch Commercial Register under number 70347379 (the Company).(1)

The parties to this Agreement are collectively referred to as the Parties and individually as a Party.

RECITALS:

(A)                               The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for their long-term ownership of shares in the capital of the Company. The terms and conditions with respect to special voting shares are accessible via the Company’s website (www.mfemediaforeurope.com) (the SVS Terms). Capitalized terms used in this deed but not defined in this deed will have the meaning as set out in the SVS Terms.

(B)                               [The Shareholder is the owner of fully paid up [•] [(•)] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[•] through SVSA-[•] acquired on [•] by way of an issuance (the Offered SVS).]

OR

[The Shareholder is the owner of fully paid up [•] [(•)] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[•] through SVSB-[•] acquired on [•] by way of a conversion (the Offered SVS).]

OR

[The Shareholder is the owner of fully paid up [•] [(•)] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[•] through SVSC-[•] acquired on [•] by way of a conversion (the Offered SVS).]

(1) The Company may also designate a special purpose entity as referred to in Article 13.6 of the Company’s articles to acquire the Special Voting Shares. If this is the case, definition the “Company” to be changed into the “Special Purpose Entity” and where required the deed will be modified accordingly.

OR

[The Shareholder is the owner of (i) fully paid up [•] [(•)] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[•] through SVSA-[•] acquired on [•] by way of an issuance and (ii) fully paid up [•] [(•)] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[•] through SVSB-[•] acquired on [•] by way of a conversion (collectively the Offered SVS).]

OR

[The Shareholder is the owner of (i) fully paid up [•] [(•)] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[•] through SVSA-[•] acquired on [•] by way of an issuance and (ii) fully paid up [•] [(•)] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[•] through SVSC-[•] acquired on [•] by way of a conversion (collectively the Offered SVS).]

OR

[The Shareholder is the owner of (i) fully paid up [•] [(•)] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[•] through SVSB-[•] acquired on [•] by way of a conversion and (ii) fully paid up [•] [(•)] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[•] through SVSC-[•] acquired on [•] by way of a conversion (collectively the Offered SVS).]

OR

[The Shareholder is the owner of (i) fully paid up [•] [(•)] Special Voting Shares A, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSA-[•] through SVSA-[•] acquired on [•] by way of an issuance, (ii) fully paid up [•] [(•)] Special Voting Shares B, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSB-[•] through SVSB-[•] acquired on [•] by way of a conversion and (iii) fully paid up [•] [(•)] Special Voting Shares C, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSC-[•] through SVSC-[•] acquired on [•] by way of a conversion (collectively the Offered SVS).]

(C)                               On [•], Computershare S.p.A., acting on behalf of the Company, received a duly completed De-Registration Form with respect to [•] Qualifying Ordinary Shares of the Shareholder, registered in the Loyalty Register.

(D)                               In view of the foregoing, the Shareholder wishes to offer and transfer to the Company the corresponding Special Voting Shares, being the Offered SVS, for no valuable consideration (om niet), such in accordance with clause 11.5 of the SVS Terms.

(E)                                The Company and the Shareholder shall hereby effect the repurchase and transfer of the Offered SVS in accordance with Section 2:98 and Section 2:86c of the Dutch Civil Code and the terms set out below.

THE PARTIES AGREE as follows:

1.                                      REPURCHASE

1.1                               The Shareholder hereby offers and transfers the Offered SVS for no valuable consideration (om niet) to the Company and the Company hereby accepts the same from the Shareholder.

1.2                               The Offered SVS are registered and no share certificates have been issued for the Offered SVS.

2.                                      WARRANTIES

The Shareholder warrants to the Company that he has full and unencumbered title to the Offered SVS.

3.                                      ACKNOWLEDGMENT

The Company shall record the transfer of the Offered SVS effected by this deed in its register of shareholders.

4.                                      GENERAL

4.1                               Dissolution (ontbinding). The Parties waive the right to dissolve or to demand dissolution of this Agreement.

4.2                               Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any Party may enter into this Agreement by executing a counterpart.

4.3                               Governing Law. This Agreement is governed by and shall be construed in accordance with Dutch law.

SIGNATORIES

SIGNED by	)
for and on behalf of:	)
[•]	)

SIGNED by	)
for and on behalf of:	)
MFE — MEDIAFOREUROPE N.V.	)

(as approved by the Board on	)